UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08786

Pioneer Variable Contracts Trust

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  December 31, 2021

Date of reporting period: January 1, 2021 through December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Variable Contracts Trust

Pioneer Bond

VCT Portfolio

Class I and II Shares

Annual Report | December 31, 2021

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Performance Update 12/31/21

Prices and Distributions

Net Asset Value per Share	12/31/21	12/31/20
Class l	$11.27	$11.78
Class ll	$11.30	$11.80

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/21 – 12/31/21)	Income	Capital Gains	Capital Gains
Class l	$0.2531	$0.1058	$0.1924
Class ll	$0.2249	$0.1058	$0.1924

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Bond VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns

(As of December 31, 2021)

			Bloomberg
			U.S. Aggregate
	Class I	Class II	Bond Index
10 Years	4.11%	3.86%	2.90%
5 Years	4.22%	3.96%	3.57%
1 Year	0.38%	0.22%	-1.54%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

5 Largest Holdings

(As a percentage of total investments)*

1.	U.S. Treasury Bills, 2/1/22	6.88%
2.	Fannie Mae, 2.500%, 1/1/52 (TBA)	6.09
3.	U.S. Treasury Bills, 1/11/22	4.88
4.	Fannie Mae, 4.500%, 1/1/52 (TBA)	3.93
5.	U.S. Treasury Bills, 1/6/22	3.67

* Excludes short term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

2.	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from July 1, 2021 through December 31, 2021.

Share Class	I	II
Beginning Account Value on 7/1/21	$1,000.00	$1,000.00
Ending Account Value on 12/31/21	$1,002.30	$1,001.00
Expenses Paid During Period*	$ 2.88	$ 4.14

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.57% and 0.82% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2021 through December 31, 2021.

Share Class	I	II
Beginning Account Value on 7/1/21	$1,000.00	$1,000.00
Ending Account Value on 12/31/21	$1,022.33	$1,021.07
Expenses Paid During Period*	$ 2.91	$ 4.18

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.57% and 0.82% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/21

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond VCT Portfolio during the 12-month period ended December 31, 2021. Mr. Komenda, Senior Vice President, Deputy Director of Investment Grade Corporates, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the daily management of the Portfolio, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, US, and a portfolio manager at Amundi US, Timothy Rowe, Managing Director, Director of Multisector Fixed Income, and a portfolio manager at Amundi US, and Jonathan Scott, a senior vice president, Deputy Director of Multi-Sector Fixed Income, and a portfolio manager at Amundi US*.

Q:	How did the Portfolio perform during the 12-month period ended December 31, 2021?
A:	Pioneer Bond VCT Portfolio’s Class I shares returned 0.38% at net asset value during the 12-month period ended December 31, 2021, and Class II shares returned 0.22%, while the Portfolio’s benchmark, the Bloomberg US Aggregate Bond Index (the Bloomberg Index), returned -1.54%.
Q:	How would you describe the investment environment in the fixed-income markets during the 12-month period ended December 31, 2021?
A:	There were four dominant themes affecting the investment landscape in 2021. First, the 12-month period featured a continued economic recovery from the pandemic, driven by the rollout and distribution of COVID-19 vaccines, easy monetary and fiscal policies from central banks and governments around the globe, and strong corporate profits. Another theme was, of course, the continuing impact of COVID-19, as variants of the virus led to occasional surges in case counts and renewed restrictions on both leisure and business activities in some areas. Third, as the 12-month period progressed, we saw a dramatic rise in inflation, principally driven by rising oil prices, supply chain disruptions, continued loose monetary conditions, and a tight labor market. Finally, in the fourth quarter of 2021, there was a hawkish shift in sentiment regarding future monetary policies among central banks, including the US Federal Reserve (Fed), in response to the higher inflation levels.

The markets for riskier assets, where investors appeared to focus on the economic recovery and record corporate profits, enjoyed strong results for the 12-month period, led by equities, as the Standard & Poor’s 500 Index returned almost 29% for the year ended December 31, 2021. However, most fixed-income markets struggled as US Treasury yields – particularly short-term yields – rose in the face of record inflation, which reached a 40-year high of 6.8% in November. Persistent inflation resulted in an about face by the Fed during the fourth quarter, as it doubled the previously announced pace for reducing its purchases of Treasuries and mortgage-backed securities. The Federal Open Market Committee (FOMC) also signaled three potential increases in the benchmark overnight federal funds rate target range in 2022, and another two in 2023.

*	Effective November 1, 2021, Mr. Scott became a portfolio manager on the Portfolio.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Treasury yields rose over the year, while the yield curve flattened, as the market priced in future Fed rate increases and higher inflation. To illustrate, the two-year Treasury yield rose from 0.12% to 0.73% over the 12-month period, while the 10-year Treasury yield rose from 0.91% to 1.50%, and the 30-year Treasury yield rose from 1.64% to 1.89%.

All investment-grade spread sectors except agency mortgage-backed securities (MBS) outperformed comparable-duration Treasuries over the period. A 17-year high in prepayment rates, the overhang of the Fed’s 2022 tapering plan, and interest-rate volatility combined to negatively affect the performance of agency MBS. (Spread sectors are defined as nongovernmental fixed-income market sectors that offer higher yields, at greater risk, than governmental investments. Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Investment-grade corporates experienced a modest negative return for the period, while notably outperforming Treasuries, with returns relative to Treasuries benefiting from strong corporate earnings. Within investment-grade corporates, industrials led performance for the 12-month period, while financials lagged. Securitized assets, such as non-agency MBS and asset-backed securities (ABS), similarly outperformed Treasuries over the past year, buoyed by a strong consumer, approximately 20% home-price appreciation, and a recovering commercial real estate market.

Q:	What factors influenced the Portfolio’s performance relative to the Bloomberg Index during the 12-month period ended December 31, 2021?
A:	The Portfolio’s sector allocations led positive contributions to performance versus the benchmark for the 12-month period. Security selection results and interest-rate positioning also aided benchmark-relative returns.

The Portfolio’s out-of-benchmark exposures to below-investment grade (high-yield) corporate bonds was a positive contributor to benchmark-relative performance. An overweight within the investment-grade universe to lower-quality issues in the “BBB” rating category likewise benefited the Portfolio’s benchmark-relative results. Within high-yield corporates, the Portfolio’s allocation to bonds issued by industrials and financials firms notably aided relative returns for the 12-month period. The Portfolio’s industrials exposures fared well due to the strong performance of commodity-related issues, particularly energy pipelines. Within financials, performance benefited from exposures to surplus notes of US insurers as well as convertible preferred issues of domestic and European banks, which provided the Portfolio with incremental income and experienced (credit) spread tightening. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/21 (continued)

Another non-benchmark allocation to non-agency MBS proved beneficial for relative performance during the period. Within that allocation, positive contributions were led by exposures to credit-risk-transfer securities, which benefited from very strong home-price appreciation.

While agency MBS generally struggled during the period, security selection results within the Portfolio’s allocation to pass-through agency MBS aided benchmark-relative performance, as the Fed’s “agnostic” bond-purchase program created relative-value opportunities. We initially focused our purchases of agency MBS on specified pools, but as that segment became more richly valued, we shifted the Portfolio’s emphasis to the TBA (“to-be-announced”) market, which led to positive results. (To be announced, or TBA, is a term that describes forward-settling of MBS trades. Pass-through securities issued by Freddie Mac, Fannie Mae, and Ginnie Mae trade in the TBA market, and the term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.)

In addition, the Portfolio’s modest non-benchmark allocation to Treasury inflation-protected securities (TIPS) aided relative returns as inflation expectations moved higher. We eventually trimmed the Portfolio’s TIPS position as expectations for longer-term inflation returned to more historically normal levels over the course of the 12-month period.

Within securitized assets, allocations to commercial MBS (CMBS) and ABS proved beneficial for benchmark-relative results, as investors continued to seek out investments in sectors that had lagged the earlier recovery within riskier asset classes.

Finally, positioning with respect to interest rates contributed positively to the Portfolio’s benchmark-relative performance for the period. Most notably, a short-duration stance compared to the Bloomberg Index entering 2021, given very low Treasury yields at the time, was additive to relative returns as yields moved higher for securities with longer maturities in the first quarter of the year.

There were no material detractors from the Portfolio’s benchmark-relative performance for the 12-month period.

Q:	Did the Portfolio have any investments in derivative securities during the 12-month period? If so, did the derivatives have any material impact on performance?
A:	Yes, we have typically invested the Portfolio in Treasury futures and credit-default swaps. We invest in Treasury futures as part of our duration-management approach. We believe the use of Treasury futures allows us to express our views on duration and yield-curve positioning in the most efficient manner. We invest in credit-default swaps to either gain or reduce the Portfolio’s exposure to both investment-grade and high -yield corporate bonds very quickly, as cash-bond transactions take a little more

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

time to settle and have a higher liquidity cost. The use of derivatives, we think, may allow the Portfolio to benefit from the performance impact of the targeted asset class, while retaining a better liquidity profile, which may help reduce risk. Treasury futures are used mainly for hedging purposes, while the credit-default swaps had a modest performance impact on relative returns.

Q:	What factors affected the Portfolio’s yield, or distributions** to shareholders, during the 12-month period?
A:	The increase in Treasury yields over the 12-month period supported the Portfolio’s yield. The tightening of spreads, while reducing the Portfolio’s yield as the market started to look beyond COVID-19 and spread levels became more reflective of expectations of economic stability, still had a positive effect on performance overall, due to capital appreciation.
Q:	What is your investment outlook and how is the Portfolio positioned heading into a new fiscal year?
A:	While surging COVID-19 infection rates could lead to uneven economic activity during the opening months of 2022, we expect to see healthy US gross domestic product (GDP) growth for the full 2022 calendar year. Our base forecast for 3.7% annual growth is slower than 2021’s growth rates, but higher than long-term potential GDP growth of 1.8%. We believe the medium-term growth outlook could receive a boost from the fact that Omicron is rapidly becoming the dominant COVID-19 variant, and appears less severe than previous strains. Given the lower severity of Omicron-related infection to date, the effects of the pandemic on economic activity could become substantially lower once the current surge in cases ebbs. This could also be a signal, in our view, that the pandemic phase of COVID-19 may be ending, and that the virus is beginning to transition to an endemic phase featuring fewer and less meaningful surges - more like seasonal influenza viruses.

After accelerating the pace of its bond-purchase tapering so that the current quantitative easing (QE) program ends in March 2022, the Fed seems poised to raise the federal funds rate target range by 75 basis points (bps) over the course of the 2022 calendar year. (A basis point is equal to 1/100th of a percentage point.) We think the Fed may start normalizing its balance sheet (quantitative tightening, or QT) by year-end as well. Compared to 2014, the timeline from ending QE to raising rates and starting QT is likely to be dramatically shorter because the Fed is now “behind the curve,” as inflation rates are currently well over the long-term target.

Although Treasury yields have already priced in 75 and 50 bps worth of rate hikes in 2022 and 2023, respectively, we have continued to lean towards a short-duration positioning in the Portfolio relative to the benchmark. We feel that yields could move higher on the prospect of markets pricing in either the

**	Distributions are not guaranteed.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/21 (continued)

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed income securities. Mortgage-backed securities are also subject to prepayments.

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Fed starting to shrink its balance sheet this year, or persistent inflation, which would force the Fed to eventually raise the federal funds rate target range higher than the 1.50% peak currently implied by the yield curve.

As long as the Omicron variant of COVID-19 continues to lead to less severe infections, we believe US risk assets could perform well at the start of the new calendar year, given a healthy medium-term growth outlook, still-accommodative monetary policy from the Fed (for now), and strong consumer and corporate balance sheets.

However, we do see a few market risks and questions looming on the horizon. One key question is what impact will surging Omicron cases have on production capabilities in China and other countries that have largely been able to avoid major issues during previous COVID-19 waves? In addition, there is the question of how will riskier assets respond once the Fed actually starts raising the federal funds rate target range, rather than just talking about it? Finally, will consumer expectations of higher inflation become ingrained and, as a result, will inflation remain stubbornly above consensus forecasts, thus forcing the Fed to be more aggressive with its monetary tightening than the bond market currently expects?

The Portfolio’s current positioning continues to balance a positive outlook for economic growth and accommodative financial conditions against credit spreads that, we feel, have been offering a much-lower-than-average level of compensation versus the risks involved with investing in most sectors. We believe one exception is agency MBS, where recent spread-widening has resulted in relatively attractive spread levels compared to Treasuries and credit-sensitive spread sectors. We have continued to reduce the Portfolio’s overall risk exposures and have become increasingly selective with regard to investments in certain issuers and sub-sectors.

Please refer to the Schedule of Investments on pages 9 to 35 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 118.4%
SENIOR SECURED FLOATING RATE LOAN INTERESTS — 0.7% of Net Assets*(a)
Chemicals-Specialty — 0.0%
45,000	LSF11 A5 HoldCo LLC, Term Loan, 4.25% (LIBOR + 375 bps), 10/15/28	$ 45,019
	Total Chemicals-Specialty	$ 45,019
Electronic Composition — 0.0%†
49,662	Energy Acquisition LP, First Lien Initial Term Loan, 4.354% (LIBOR + 425 bps), 6/26/25	$ 49,352
	Total Electronic Composition	$ 49,352
Enterprise Software & Services — 0.0%†
16,685	Verint Systems, Inc., Refinancing Term Loan, 2.099% (LIBOR + 200 bps), 6/28/24	$ 16,623
	Total Enterprise Software & Services	$ 16,623
Finance-Leasing Company — 0.0%†
62,081	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 2.25% (LIBOR + 150 bps), 2/12/27	$ 61,661
	Total Finance-Leasing Company	$ 61,661
Gambling (Non-Hotel) — 0.1%
169,950	Scientific Games International, Inc., Initial Term B-5 Loan, 2.854% (LIBOR + 275 bps), 8/14/24	$ 169,556
	Total Gambling (Non-Hotel)	$ 169,556
Human Resources — 0.1%
95,250	Team Health Holdings, Inc., Initial Term Loan, 3.75% (LIBOR + 275 bps), 2/6/24	$ 91,474
	Total Human Resources	$ 91,474
Metal Processors & Fabrication — 0.1%
114,712	Grinding Media, Inc. (Molycop, Ltd.), First Lien Term Loan, 4.75% (LIBOR + 400 bps), 10/12/28	$ 114,784
	Total Metal Processors & Fabrication	$ 114,784
Paper & Related Products — 0.1%
144,275	Schweitzer-Mauduit International, Inc., Term B Loan, 4.50% (LIBOR + 375 bps), 4/20/28	$ 144,095
	Total Paper & Related Products	$ 144,095
Rental Auto & Equipment — 0.0%†
35,000(b)	PECF USS Intermediate Holding III Corp., Initial Term Loan, 4.75% (LIBOR + 425 bps), 12/15/28	$ 35,079
	Total Rental Auto & Equipment	$ 35,079
Retail-Restaurants — 0.1%
150,958	1011778 B.C. Unlimited Liability Co., Term B-4 Loan, 1.854% (LIBOR + 175 bps), 11/19/26	$ 149,449
	Total Retail-Restaurants	$ 149,449
Schools — 0.1%
106,484	KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan, 4.75% (LIBOR + 375 bps), 2/21/25	$ 104,420
	Total Schools	$ 104,420
Telephone-Integrated — 0.0%†
67,466	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 1.854% (LIBOR + 175 bps), 3/1/27	$ 66,664
	Total Telephone-Integrated	$ 66,664
Television — 0.0%†
63,747	Sinclair Television Group, Inc., Tranche B Term Loan, 2.36% (LIBOR + 225 bps), 1/3/24	$ 63,123
	Total Television	$ 63,123

The accompanying notes are an integral part of these financial statements.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
Transport-Equipment & Leasing — 0.1%
182,875	IBC Capital I Limited, First Lien Tranche B-1 Term Loan, 3.966% (LIBOR + 375 bps), 9/11/23	$ 181,686
	Total Transport-Equipment & Leasing	$ 181,686
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $1,302,100)	$ 1,292,985

Shares
COMMON STOCK — 0.0%† of Net Assets
Auto Components — 0.0%†
89	Lear Corp.	$ 16,283
	Total Auto Components	$ 16,283
TOTAL COMMON STOCK
	(Cost $10,396)	$ 16,283
Principal
Amount
USD ($)
	ASSET BACKED SECURITIES — 7.3% of Net Assets
500,000	American Credit Acceptance Receivables Trust, Series 2019-2, Class E, 4.29% , 6/12/25 (144A)	$ 515,301
100,000	American Homes 4 Rent Trust, Series 2015-SFR1, Class C, 4.11% , 4/17/52 (144A)	103,833
100,000	Amur Equipment Finance Receivables VI LLC, Series 2018-2A, Class C, 4.27% , 1/20/23 (144A)	101,305
200,000	Amur Equipment Finance Receivables VI LLC, Series 2018-2A, Class D, 4.45% , 6/20/23 (144A)	201,989
300,000(a)	Arbor Realty Commercial Real Estate Notes, Series 2021-FL4, Class D, 2.99% (1 Month USD
	LIBOR + 290 bps), 11/15/36 (144A)	299,634
250,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class C, 1.96% (1 Month USD
	LIBOR + 185 bps), 8/15/34 (144A)	248,920
250,000(a)	ASSURANT CLO, Ltd., Series 2019-5A, Class D, 4.324% (3 Month USD LIBOR + 420 bps), 1/15/33 (144A)	249,801
250,000(a)	Battalion CLO XV, Ltd., Series 2020-15A, Class D, 3.372% (3 Month USD LIBOR + 325 bps), 1/17/33 (144A)	250,147
250,000(a)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A, Class E, 7.144% (3 Month USD LIBOR +
	702 bps), 1/15/33 (144A)	249,674
243,490	Blackbird Capital Aircraft, Series 2021-1A, Class A, 2.443% , 7/15/46 (144A)	240,314
250,000(a)	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 4.124% (3 Month USD LIBOR + 400 bps), 1/15/33 (144A)	250,674
200,000	Commercial Equipment Finance LLC, Series 2021-A, Class C, 3.55% , 12/15/28 (144A)	199,182
267,155	Continental Credit Card ABS LLC, Series 2019-1A, Class A, 3.83% , 8/15/26 (144A)	271,425
100,000	CoreVest American Finance Trust, Series 2017-1, Class C, 3.756% , 10/15/49 (144A)	100,464
265,025	CoreVest American Finance Trust, Series 2020-3, Class A, 1.358% , 8/15/53 (144A)	257,928
100,000	DataBank Issuer, Series 2021-1A, Class B, 2.65% , 2/27/51 (144A)	97,614
294,750	Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668% , 10/25/49 (144A)	310,226
50,000	Drive Auto Receivables Trust, Series 2020-2, Class D, 3.05% , 5/15/28	51,327
20,603(c)	Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01% , 12/25/32	20,664
25,490	FCI Funding LLC, Series 2019-1A, Class A, 3.63% , 2/18/31 (144A)	25,590
280,576	Finance of America Structured Securities Trust, Series 2019-JR3, Class JR2, 2.00% , 9/25/69	301,711
234,020	Finance of America Structured Securities Trust, Series 2021-JR1, Class JR2, 2.00% , 4/25/51	231,070
396,953	Finance of America Structured Securities Trust, Series 2021-S2, Class A1, 1.25% , 9/25/51	389,401
250,000	Foundation Finance Trust, Series 2019-1A, Class B, 4.22% , 11/15/34 (144A)	263,103
250,000(a)	Goldentree Loan Management US CLO 6, Ltd., Series 2019-6A, Class D, 3.982% (3 Month USD
	LIBOR + 385 bps), 1/20/33 (144A)	251,589
125,000(a)	HGI CRE CLO, Ltd., Series 2021-FL2, Class C, 1.908% (1 Month USD LIBOR + 180 bps), 9/17/36 (144A)	124,461

The accompanying notes are an integral part of these financial statements.

10

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES – (continued)
199,500	HOA Funding LLC - HOA, Series 2021-1A, Class A2, 4.723% , 8/20/51 (144A)	$ 201,022
88,431	Home Partners of America Trust, Series 2019-1, Class D, 3.406% , 9/17/39 (144A)	89,562
18,515	Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352% , 1/25/43 (144A)	7,351
99,986(a)	Invitation Homes Trust, Series 2018-SFR1, Class C, 1.359% (1 Month USD LIBOR + 125 bps),
	3/17/37 (144A)	99,838
213,047	JG Wentworth XLIII LLC, Series 2019-1A, Class A, 3.82% , 8/17/71 (144A)	237,131
13,821	JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82% , 12/15/48 (144A)	14,277
250,000(a)	Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class E, 7.374% (3 Month USD LIBOR +
	725 bps), 1/15/33 (144A)	249,363
150,000	Marlette Funding Trust, Series 2019-2A, Class C, 4.11% , 7/16/29 (144A)	151,371
100,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54% , 3/20/26 (144A)	99,909
350,000(a)	MF1, Ltd., Series 2021-FL7, Class D, 2.658% (1 Month USD LIBOR + 255 bps), 10/16/36 (144A)	346,533
573,878(d)	Mill City Mortgage Loan Trust, Series 2018-4, Class A1B, 3.50% , 4/25/66 (144A)	588,124
94,405	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88% , 9/20/40 (144A)	97,120
87,942	MVW LLC, Series 2020-1A, Class C, 4.21% , 10/20/37 (144A)	90,119
200,000	Nelnet Student Loan Trust, Series 2021-A, Class B1, 2.85% , 4/20/62 (144A)	201,501
67,608(a)	Newtek Small Business Loan Trust, Series 2017-1, Class A, 2.102% (1 Month USD LIBOR + 200 bps),
	2/25/43 (144A)	67,711
300,000	NMEF Funding LLC, Series 2019-A, Class B, 3.06% , 8/17/26 (144A)	301,851
100,000	NMEF Funding LLC, Series 2019-A, Class C, 3.30% , 8/17/26 (144A)	101,090
100,000	NMEF Funding LLC, Series 2021-A, Class C, 2.58% , 12/15/27 (144A)	99,487
300,000	Progress Residential Trust, Series 2019-SFR2, Class E, 4.142% , 5/17/36 (144A)	299,979
280,000	Republic Finance Issuance Trust, Series 2021-A, Class A, 2.30% , 12/22/31 (144A)	279,783
100,000	Republic Finance Issuance Trust, Series 2021-A, Class C, 3.53% , 12/22/31 (144A)	99,696
200,000	SCF Equipment Leasing LLC, Series 2019-2A, Class C, 3.11% , 6/21/27 (144A)	205,148
7,254	Small Business Lending Trust, Series 2019-A, Class B, 3.42% , 7/15/26 (144A)	7,256
250,000(a)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class D, 4.234% (3 Month USD LIBOR + 411 bps),
	1/15/33 (144A)	249,655
250,000(a)	Sound Point CLO XXVIII, Ltd., Series 2020-3A, Class D, 3.774% (3 Month USD LIBOR + 365 bps),
	1/25/32 (144A)	250,899
223,792	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97% , 9/25/37 (144A)	222,713
250,000(a)	Symphony CLO XXII, Ltd., Series 2020-22A, Class C, 2.272% (3 Month USD LIBOR + 215 bps),
	4/18/33 (144A)	249,880
250,000(d)	Towd Point Mortgage Trust, Series 2015-2, Class 1B3, 3.36% , 11/25/60 (144A)	256,597
300,000(d)	Towd Point Mortgage Trust, Series 2016-4, Class B1, 3.82% , 7/25/56 (144A)	316,209
640,000(d)	Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.25% , 6/25/57 (144A)	659,001
550,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class M1, 3.50% , 10/25/59 (144A)	575,617
300,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class M2B, 3.25% , 10/25/59 (144A)	306,925
100,000	Tricolor Auto Securitization Trust, Series 2021-1A, Class D, 1.92% , 5/15/26 (144A)	99,250
308,918	Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.75% , 3/17/38 (144A)	316,130
180,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.73% , 11/17/39 (144A)	175,620
3,862	US Auto Funding LLC, Series 2019-1A, Class B, 3.99% , 12/15/22 (144A)	3,865
101,835	Welk Resorts LLC, Series 2019-AA, Class D, 4.03% , 6/15/38 (144A)	103,785
50,285	Westgate Resorts LLC, Series 2018-1A, Class C, 4.10% , 12/20/31 (144A)	50,467
	TOTAL ASSET BACKED SECURITIES
	(Cost $13,215,161)	$ 13,379,182

The accompanying notes are an integral part of these financial statements.

11

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 13.3% of Net Assets
192,408(d)	Ajax Mortgage Loan Trust, Series 2021-A, Class A1, 1.065% , 9/25/65 (144A)	$ 189,025
100,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1, 4.50% , 11/25/48 (144A)	100,104
230,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-2, Class M1, 4.065% , 3/25/49 (144A)	230,492
16,658(a)	Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1, 0.642% (1 Month USD LIBOR + 54 bps), 8/25/35	16,694
18,518(a)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 1.702% (1 Month USD LIBOR + 160 bps), 4/25/28 (144A)	18,518
275,589(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 1.953% (1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	275,589
180,000(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M2, 2.853% (1 Month USD LIBOR + 275 bps), 10/25/28 (144A)	180,217
119,028(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 1.852% (1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	119,029
150,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 2.802% (1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	150,000
190,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C, 3.802% (1 Month USD LIBOR + 370 bps), 10/25/30 (144A)	194,601
150,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 4.952% (1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	155,900
210,000(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 3.702% (1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	210,225
340,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class M2, 3.20% (SOFR30A + 315 bps), 9/25/31 (144A)	332,386
100,000(d)	Bunker Hill Loan Depositary Trust, Series 2020-1, Class A3, 3.253% , 2/25/55 (144A)	101,396
100,000(d)	Cascade Funding Mortgage Trust, Series 2021-HB6, Class M3, 3.735% , 6/25/36 (144A)	99,290
200,000	Cascade MH Asset Trust, Series 2021-MH1, Class M1, 2.992% , 2/25/46 (144A)	202,489
100,000	Cascade MH Asset Trust, Series 2021-MH1, Class M2, 3.693% , 2/25/46 (144A)	103,160
300,000(d)	CFMT LLC, Series 2021-HB5, Class M3, 2.91% , 2/25/31 (144A)	295,544
250,000(d)	CIM Trust, Series 2019-R5, Class M3, 3.50% , 9/25/59 (144A)	257,814
180,000(d)	CIM Trust, Series 2020-R2, Class M3, 3.00% , 10/25/59 (144A)	180,336
244,956(d)	CIM Trust, Series 2021-J1, Class B1, 2.663% , 3/25/51 (144A)	242,997
294,682(d)	CIM Trust, Series 2021-J2, Class B1, 2.676% , 4/25/51 (144A)	291,128
400,000(d)	Citigroup Mortgage Loan Trust, Series 2018-RP3, Class M3, 3.25% , 3/25/61 (144A)	407,013
98,754(d)	Citigroup Mortgage Loan Trust, Series 2021-INV1, Class B1W, 2.707% , 5/25/51 (144A)	99,232
100,083(a)	Connecticut Avenue Securities Trust, Series 2019-R01, Class 2M2, 2.553% (1 Month USD LIBOR +
	245 bps), 7/25/31 (144A)	100,533
25,128(a)	Connecticut Avenue Securities Trust, Series 2019-R03, Class 1M2, 2.253% (1 Month USD LIBOR +
	215 bps), 9/25/31 (144A)	25,224
59,412(a)	Connecticut Avenue Securities Trust, Series 2019-R06, Class 2M2, 2.202% (1 Month USD LIBOR +
	210 bps), 9/25/39 (144A)	59,499
92,569(a)	Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2, 2.203% (1 Month USD LIBOR +
	210 bps), 10/25/39 (144A)	92,774
63,051(a)	Connecticut Avenue Securities Trust, Series 2020-R02, Class 2M2, 2.103% (1 Month USD LIBOR +
	200 bps), 1/25/40 (144A)	63,209
200,000(d)	CSMC Trust, Series 2021-RPL2, Class M1, 2.75% , 1/25/60 (144A)	209,907
150,000(d)	CSMC Trust, Series 2021-RPL2, Class M2, 3.25% , 1/25/60 (144A)	159,487
65,384(a)	Eagle Re, Ltd., Series 2018-1, Class M1, 1.802% (1 Month USD LIBOR + 170 bps), 11/25/28 (144A)	65,384
228,595(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.902% (1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	228,595
73,160(a)	Eagle Re, Ltd., Series 2020-2, Class M1C, 4.602% (1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	73,234
230,000(a)	Eagle Re, Ltd., Series 2020-2, Class M2, 5.702% (1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	232,009
150,000(a)	Eagle Re, Ltd., Series 2021-2, Class M1C, 3.50% (SOFR30A + 345 bps), 4/25/34 (144A)	149,985
550,000	Fannie Mae, Series 2013-61, Class BY, 3.00% , 6/25/43	579,686
1,949	Fannie Mae REMICS, Series 2009-36, Class HX, 4.50% , 6/25/29	2,029
17,714	Federal Home Loan Mortgage Corp. REMICS, Series 2944, Class OH, 5.50% , 3/15/35	20,172

The accompanying notes are an integral part of these financial statements.

12

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
232,541(a)(e)	Federal Home Loan Mortgage Corp. REMICS, Series 4091, Class SH, 6.44% (1 Month USD LIBOR +
	655 bps), 8/15/42	$ 46,778
469,061(d)	Flagstar Mortgage Trust, Series 2021-3INV, Class A16, 2.50% , 6/25/51 (144A)	465,352
470,402(d)	Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% , 8/25/51 (144A)	470,034
280,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3, Class B1, 5.203% (1 Month USD LIBOR +
	510 bps), 6/25/50 (144A)	288,825
280,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4, Class B1, 6.103% (1 Month USD LIBOR +
	600 bps), 8/25/50 (144A)	294,572
24,285(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4, Class M2, 3.853% (1 Month USD LIBOR +
	375 bps), 8/25/50 (144A)	24,406
150,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5, Class B1, 4.85% (SOFR30A + 480 bps), 10/25/50 (144A)	158,796
155,862(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5, Class M2, 2.85% (SOFR30A + 280 bps), 10/25/50 (144A)	157,089
110,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6, Class B2, 5.70% (SOFR30A + 565 bps), 12/25/50 (144A)	115,285
130,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4, Class B1, 5.353% (1 Month USD LIBOR +
	525 bps), 9/25/50 (144A)	135,398
35,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1, Class B1, 2.70% (SOFR30A + 265 bps), 1/25/51 (144A)	34,952
245,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1, Class B2, 4.80% (SOFR30A + 475 bps), 1/25/51 (144A)	248,051
40,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA5, Class B1, 3.10% (SOFR30A + 305 bps), 1/25/34 (144A)	40,176
140,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1, Class B2, 5.05% (SOFR30A + 500 bps), 8/25/33 (144A)	143,116
350,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA4, Class B1, 3.80% (SOFR30A + 375 bps), 12/25/41 (144A)	351,971
310,000(a)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2, 2.403% (1 Month USD LIBOR +
	230 bps), 10/25/48 (144A)	313,597
320,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class M2, 3.553% (1 Month
	USD LIBOR + 345 bps), 10/25/29	329,259
160,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B2, 7.45% (SOFR30A +
	740 bps), 11/25/50 (144A)	191,132
130,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA7, Class B1, 3.70% (SOFR30A +
	365 bps), 11/25/41 (144A)	132,023
111,361(d)	FWD Securitization Trust, Series 2019-INV1, Class A1, 2.81% , 6/25/49 (144A)	111,996
8,338	Government National Mortgage Association, Series 2005-61, Class UZ, 5.25% , 8/16/35	8,533
2,679	Government National Mortgage Association, Series 2012-130, Class PA, 3.00% , 4/20/41	2,719
583,644(e)	Government National Mortgage Association, Series 2019-159, Class CI, 3.50% , 12/20/49	75,764
525,455(a)(e)	Government National Mortgage Association, Series 2020-9, Class SA, 3.246% (1 Month USD LIBOR +
	335 bps), 1/20/50	36,665
154,469(d)	GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A3, 2.352% , 9/27/60 (144A)	154,738
399,364(d)	GS Mortgage-Backed Securities Trust, Series 2021-GR3, Class B2, 3.398% , 4/25/52 (144A)	402,370
68,968(a)	Home Re Ltd., Series 2019-1, Class M1, 1.752% (1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	68,968
150,000(a)	Home Re Ltd., Series 2020-1, Class M1C, 4.252% (1 Month USD LIBOR + 415 bps), 10/25/30 (144A)	151,768
150,000(a)	Home Re Ltd., Series 2020-1, Class M2, 5.352% (1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	153,644
185,000(a)	Home Re Ltd., Series 2021-1, Class M2, 2.952% (1 Month USD LIBOR + 285 bps), 7/25/33 (144A)	180,427
130,000(d)	Homeward Opportunities Fund I Trust, Series 2020-2, Class A3, 3.196% , 5/25/65 (144A)	131,375
100,000(d)	Homeward Opportunities Fund I Trust, Series 2020-2, Class M1, 3.897% , 5/25/65 (144A)	101,462
496,282(d)	Hundred Acre Wood Trust, Series 2021-INV3, Class A3, 2.50% , 10/25/51 (144A)	496,205
100,000(d)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class B1, 3.295% , 9/25/56 (144A)	98,433
100,000(d)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class M1, 2.489% , 9/25/56 (144A)	98,585
450,000	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA, 3.40% , 8/18/43 (144A)	465,750
241,654(d)	JP Morgan Mortgage Trust, Series 2019-HYB1, Class B3, 3.658% , 10/25/49 (144A)	246,491

The accompanying notes are an integral part of these financial statements.

13

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
396,176(d)	JP Morgan Mortgage Trust, Series 2021-10, Class B1, 2.825% , 12/25/51 (144A)	$ 400,629
359,393(d)	JP Morgan Mortgage Trust, Series 2021-14, Class B1, 3.17% , 5/25/52 (144A)	370,287
510,115(d)	JP Morgan Mortgage Trust, Series 2021-7, Class A3, 2.50% , 11/25/51 (144A)	508,604
479,123(d)	JP Morgan Mortgage Trust, Series 2021-INV2, Class A2, 2.50% , 12/25/51 (144A)	478,786
192,824(d)	JP Morgan Mortgage Trust, Series 2021-INV4, Class A2A, 2.50% , 1/25/52 (144A)	193,213
362,500(d)	JP Morgan Mortgage Trust, Series 2021-INV6, Class A5A, 2.50% , 4/25/52 (144A)	361,078
246,607(d)	JP Mortgage Trust, Series 2021-INV1, Class B1, 3.00% , 10/25/51 (144A)	251,080
197,286(d)	JP Mortgage Trust, Series 2021-INV1, Class B2, 3.00% , 10/25/51 (144A)	198,601
62,504(a)	La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA, Class A, 4.50% (Panamanian Mortgage
	Reference Rate - 125 bps), 12/23/36 (144A)	64,223
19,206(a)	La Hipotecaria Panamanian Mortgage Trust, Series 2010-1GA, Class A, 2.75% (Panamanian Mortgage
	Reference Rate - 300 bps), 9/8/39 (144A)	19,687
210,384(a)	LSTAR Securities Investment, Ltd., Series 2019-3, Class A1, 2.602% (1 Month USD LIBOR + 250 bps),
	4/1/24 (144A)	210,260
343,782(d)	Mello Mortgage Capital Acceptance, Series 2021-MTG1, Class B1, 2.647% , 4/25/51 (144A)	339,550
295,839(d)	Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class B1, 2.687% , 6/25/51 (144A)	293,208
142,075(d)	MFA Trust, Series 2020-NQM1, Class A3, 2.30% , 8/25/49 (144A)	142,273
400,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS2, Class M3, 3.25% , 8/25/59 (144A)	410,114
353,496(d)	Morgan Stanley Residential Mortgage Loan Trust, Series 2021-1, Class B2, 2.954% , 3/25/51 (144A)	349,333
111,898(d)	New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.492% , 9/25/59 (144A)	112,247
119,539(d)	New Residential Mortgage Loan Trust, Series 2019-RPL2, Class A1, 3.25% , 2/25/59 (144A)	122,639
129,730(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 3.702% (1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	130,050
150,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.352% (1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	152,896
344,154(d)	PRMI Securitization Trust, Series 2021-1, Class B1, 2.479% , 4/25/51 (144A)	335,577
278,925(d)	Provident Funding Mortgage Trust, Series 2021-1, Class A5, 2.50% , 4/25/51 (144A)	279,404
198,626(d)	Provident Funding Mortgage Trust, Series 2021-J1, Class B1, 2.644% , 10/25/51 (144A)	198,073
7,458(a)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.502% (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	7,461
197,944(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.053% (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	197,944
370,000(a)	Radnor Re, Ltd., Series 2020-1, Class M1C, 1.852% (1 Month USD LIBOR + 175 bps), 1/25/30 (144A)	365,908
149,094(d)	Rate Mortgage Trust, Series 2021-J3, Class B2, 2.716% , 10/25/51 (144A)	147,792
395,810(d)	RCKT Mortgage Trust, Series 2021-2, Class B1A, 2.566% , 6/25/51 (144A)	388,774
370,691(d)	RCKT Mortgage Trust, Series 2021-3, Class A25, 2.50% , 7/25/51 (144A)	367,056
117,446(d)	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% , 10/25/63 (144A)	117,599
247,773(d)	RMF Proprietary Issuance Trust, Series 2021-2, Class A, 2.125% , 9/25/61 (144A)	243,868
28,674(d)	Sequoia Mortgage Trust, Series 2018-CH3, Class A1, 4.50% , 8/25/48 (144A)	28,941
380,000(a)	STACR Trust, Series 2018-HRP2, Class B1, 4.303% (1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	402,940
80,000(a)	STACR Trust, Series 2018-HRP2, Class M3, 2.503% (1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	81,264
390,576(d)	Towd Point Mortgage Trust, Series 2021-R1, Class A1, 2.918% , 11/30/60 (144A)	389,676
150,000(a)	Traingle Re, Ltd., Series 2020-1, Class M1C, 4.602% (1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	150,322
150,000(a)	Traingle Re, Ltd., Series 2020-1, Class M2, 5.702% (1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	152,795
480,000(a)	Traingle Re, Ltd., Series 2021-1, Class M1C, 3.502% (1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	480,001
485,804(d)	UWM Mortgage Trust, Series 2021-INV1, Class A3, 2.50% , 8/25/51 (144A)	487,853
395,387(d)	UWM Mortgage Trust, Series 2021-INV2, Class A3, 2.50% , 9/25/51 (144A)	396,561
260,920(d)	Visio Trust, Series 2019-2, Class A1, 2.722% , 11/25/54 (144A)	263,212
346,165(d)	Wells Fargo Mortgage Backed Securities Trust, Series 2021-INV2, Class A2, 2.50% , 9/25/51 (144A)	346,553
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $24,512,009)	$ 24,379,943

The accompanying notes are an integral part of these financial statements.

14

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.8% of Net Assets
410,000	BANK, Series 2017-BNK7, Class AS, 3.748% , 9/15/60	$ 440,876
170,969(c)(e)	Bayview Commercial Asset Trust, Series 2007-2A, Class IO, 0.000% , 7/25/37 (144A)	0
250,000(a)	Beast Mortgage Trust, Series 2021-1818, Class A, 1.30% (1 Month USD LIBOR + 105 bps), 3/15/36 (144A)	249,706
125,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3, 3.944% , 7/15/51	137,463
250,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4, 3.963% , 1/15/52	272,796
200,000(d)	Benchmark Mortgage Trust, Series 2020-IG3, Class B, 3.289% , 9/15/48 (144A)	204,075
150,000	Benchmark Mortgage Trust, Series 2021-B27, Class A5, 2.39% , 7/15/54	152,037
167,008(a)	BX Commercial Mortgage Trust, Series 2020-BXLP, Class D, 1.36% (1 Month USD LIBOR +
	125 bps), 12/15/36 (144A)	166,379
500,000(d)	BX Commercial Mortgage Trust, Series 2021-VIV5, Class A, 2.843% , 3/9/44 (144A)	512,572
300,000(a)	BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, 2.51% (1 Month USD LIBOR +
	240 bps), 9/15/36 (144A)	297,170
400,000	BX Trust, Series 2019-OC11, Class A, 3.202% , 12/9/41 (144A)	421,504
975,000(a)	BX Trust, Series 2021-ARIA, Class D, 2.005% (1 Month USD LIBOR + 190 bps), 10/15/36 (144A)	970,726
136,313	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A2, 3.597% , 1/10/48	144,237
148,913(a)	CHC Commercial Mortgage Trust, Series 2019-CHC, Class D, 2.16% (1 Month USD LIBOR +
	205 bps), 6/15/34 (144A)	146,669
250,000(d)	Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class B, 4.805% , 3/10/47	263,611
250,000(d)	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class B, 4.345% , 10/10/47	263,099
125,000(d)	Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class B, 4.575% , 9/10/58	132,580
250,000	Citigroup Commercial Mortgage Trust, Series 2016-P5, Class D, 3.00% , 10/10/49 (144A)	216,038
150,000	Citigroup Commercial Mortgage Trust, Series 2017-C4, Class A4, 3.471% , 10/12/50	161,078
100,000(d)	Citigroup Commercial Mortgage Trust, Series 2018-B2, Class AS, 4.179% , 3/10/51	109,028
500,000	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class A5, 2.717% , 2/15/53	519,866
300,000	Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.149% , 1/10/36 (144A)	314,536
245,748(a)	Cold Storage Trust, Series 2020-ICE5, Class D, 2.21% (1 Month USD LIBOR + 210 bps), 11/15/37 (144A)	245,384
241,251	COMM Mortgage Trust, Series 2012-CR3, Class A3, 2.822% , 10/15/45	242,539
238,711	COMM Mortgage Trust, Series 2014-UBS3, Class A3, 3.546% , 6/10/47	245,746
150,000	COMM Mortgage Trust, Series 2014-UBS4, Class A4, 3.42% , 8/10/47	154,526
175,000(d)	COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035% , 2/10/48	181,649
182,815	COMM Mortgage Trust, Series 2016-CR28, Class AHR, 3.651% , 2/10/49	190,600
250,000(a)	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, 2.26% (1 Month USD LIBOR +
	215 bps), 5/15/36 (144A)	249,757
225,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class M2, 4.048% (SOFR30A +
	400 bps), 11/25/51 (144A)	225,000
90,000(d)	FREMF Mortgage Trust, Series 2017-K66, Class B, 4.035% , 7/25/27 (144A)	97,798
150,000(d)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.061% , 7/25/27 (144A)	155,977
100,000(d)	FREMF Mortgage Trust, Series 2019-K88, Class C, 4.38% , 2/25/52 (144A)	109,720
97,666(a)	FREMF Mortgage Trust, Series 2019-KF64, Class B, 2.394% (1 Month USD LIBOR +
	230 bps), 6/25/26 (144A)	98,127
153,425(d)	FRESB Mortgage Trust, Series 2018-SB52, Class A7F, 3.39% , 6/25/25	158,679
716,944(d)(e)	Government National Mortgage Association, Series 2017-21, Class IO, 0.656% , 10/16/58	32,345
150,000(a)	GS Mortgage Securities Corporation Trust, Series 2021-IP, Class D, 2.21% (1 Month USD LIBOR +
	210 bps), 10/15/36 (144A)	149,750
200,000	GS Mortgage Securities Trust, Series 2015-GC28, Class A5, 3.396% , 2/10/48	209,688
323,000	ILPT Trust, Series 2019-SURF, Class A, 4.145% , 2/11/41 (144A)	358,396

The accompanying notes are an integral part of these financial statements.

15

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
450,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.822% , 8/15/49	$ 466,852
200,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class C, 3.756% ,
	1/5/31 (144A)	202,395
250,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX, 4.248% ,
	7/5/33 (144A)	259,385
150,000(d)	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class B, 3.99% , 6/15/49	152,340
200,000	JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class A3, 3.141% , 12/15/49	210,604
100,000(d)	JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class D, 3.071% , 12/15/49 (144A)	88,389
250,000	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class A4, 4.211% , 6/15/51	280,177
1,600,000(d)	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XB, 0.104% , 6/15/51	12,795
225,000	Key Commercial Mortgage Securities Trust, Series 2019-S2, Class A3, 3.469% , 6/15/52 (144A)	233,250
500,000(a)	Med Trust, Series 2021-MDLN, Class E, 3.26% (1 Month USD LIBOR + 315 bps), 11/15/38 (144A)	496,242
225,000(a)	Med Trust, Series 2021-MDLN, Class F, 4.11% (1 Month USD LIBOR + 400 bps), 11/15/38 (144A)	222,744
60,000(d)	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class C, 4.135% , 3/15/48	54,979
250,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.276% , 7/11/40 (144A)	274,517
69,515(a)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M7, 1.802% (1 Month USD
	LIBOR + 170 bps), 10/15/49 (144A)	69,245
85,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713% , 4/13/33 (144A)	79,208
225,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class D, 3.052% (1 Month USD LIBOR +
	295 bps), 11/25/36 (144A)	224,584
550,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851% , 7/15/41 (144A)	521,403
260,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A4, 3.617% , 9/15/57	277,164
235,152	Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A3, 3.294% , 1/15/59	245,379
200,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A3, 2.684% , 10/15/49	205,265
450,000(d)	Wells Fargo Commercial Mortgage Trust, Series 2018-C43, Class A4, 4.012% , 3/15/51	499,130
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $14,237,048)	$ 14,277,774
	CORPORATE BONDS — 31.7% of Net Assets
	Advertising — 0.4%
407,000	Interpublic Group of Cos., Inc., 4.75%, 3/30/30	$ 473,057
255,000	Midas OpCo Holdings LLC, 5.625%, 8/15/29 (144A)	261,056
	Total Advertising	$ 734,113
	Aerospace & Defense — 1.2%
774,000	Boeing Co., 3.75%, 2/1/50	$ 807,312
480,000	Boeing Co., 3.90%, 5/1/49	503,297
238,000	Howmet Aerospace, Inc., 3.00%, 1/15/29	238,230
660,000	Teledyne Technologies, Inc., 2.25%, 4/1/28	660,256
	Total Aerospace & Defense	$ 2,209,095
	Airlines — 0.9%
20,000	Air Canada, 3.875%, 8/15/26 (144A)	$ 20,400
224,296	Air Canada 2017-1 Class AA Pass Through Trust, 3.30%, 1/15/30 (144A)	227,909
364,958	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.80%, 8/15/27 (144A)	398,804
45,000	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 1/11/32	44,587
55,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26 (144A)	57,193
50,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.75%, 4/20/29 (144A)	53,379

The accompanying notes are an integral part of these financial statements.

16

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Airlines — (continued)
145,263	British Airways 2019-1 Class A Pass Through Trust, 3.35%, 6/15/29 (144A)	$ 144,408
150,559	British Airways 2019-1 Class AA Pass Through Trust, 3.30%, 12/15/32 (144A)	155,045
48,806	British Airways 2020-1 Class A Pass Through Trust, 4.25%, 11/15/32 (144A)	51,943
64,238	British Airways 2020-1 Class B Pass Through Trust, 8.375%, 11/15/28 (144A)	73,769
85,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28 (144A)	92,877
148,173	JetBlue 2019-1 Class AA Pass Through Trust, 2.75%, 5/15/32	149,304
57,008	JetBlue 2020-1 Class A Pass Through Trust, 4.00%, 11/15/32	61,504
87,106	United Airlines 2020-1 Class B Pass Through Trust, 4.875%, 1/15/26	90,696
50,000	United Airlines, Inc., 4.375%, 4/15/26 (144A)	52,137
50,000	United Airlines, Inc., 4.625%, 4/15/29 (144A)	51,562
	Total Airlines	$ 1,725,517
	Apparel — 0.1%
95,000	Wolverine World Wide, Inc., 4.00%, 8/15/29 (144A)	$ 92,366
	Total Apparel	$ 92,366
	Auto Manufacturers — 0.8%
170,000	Daimler Trucks Finance North America LLC, 2.375%, 12/14/28 (144A)	$ 170,933
230,000	Daimler Trucks Finance North America LLC, 2.50%, 12/14/31 (144A)	230,249
200,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	209,917
225,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	242,437
216,000	General Motors Co., 6.60%, 4/1/36	292,544
353,000	General Motors Financial Co., Inc., 4.00%, 1/15/25	375,127
	Total Auto Manufacturers	$ 1,521,207
	Auto Parts & Equipment — 0.1%
105,000	Dana, Inc., 4.25%, 9/1/30	$ 106,444
110,000	Lear Corp., 3.50%, 5/30/30	118,074
	Total Auto Parts & Equipment	$ 224,518
	Banks — 5.8%
600,000(d)	ABN AMRO Bank NV, 2.47% (1 Year CMT Index + 110 bps), 12/13/29 (144A)	$ 600,540
200,000(d)	ABN AMRO Bank NV, 3.324% (5 Year CMT Index + 190 bps), 3/13/37 (144A)	200,063
535,000(d)	AIB Group Plc, 4.263% (3 Month USD LIBOR + 187 bps), 4/10/25 (144A)	563,464
200,000	Banco do Brasil SA, 3.25%, 9/30/26 (144A)	194,672
318,000	Banco Santander Chile, 2.70%, 1/10/25 (144A)	324,761
200,000(d)	Banco Santander SA, 1.722% (1 Year CMT Index + 90 bps), 9/14/27	196,476
600,000(d)	Banco Santander SA, 3.225% (1 Year CMT Index + 160 bps), 11/22/32	601,260
375,000(d)	Bank of America Corp., 2.572% (SOFRRATE + 121 bps), 10/20/32	377,249
663,000(d)	Bank of America Corp., 2.884% (3 Month USD LIBOR + 119 bps), 10/22/30	685,237
255,000(d)	BNP Paribas SA, 2.159% (SOFRRATE + 122 bps), 9/15/29 (144A)	249,893
390,000(d)	BPCE SA, 3.116% (SOFRRATE + 173 bps), 10/19/32 (144A)	391,699
200,000	BPCE SA, 4.875%, 4/1/26 (144A)	220,718
250,000(d)	Citigroup, Inc., 2.52% (SOFRRATE + 118 bps), 11/3/32	250,002
400,000(d)(f)	Credit Suisse Group AG, 7.125% (5 Year USD Swap Rate + 511 bps)	410,000
235,000(d)	Goldman Sachs Group, Inc., 2.65% (SOFRRATE + 126 bps), 10/21/32	236,750
286,000(d)	Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR + 120 bps), 9/29/25	300,147
215,000(d)	Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR + 130 bps), 5/1/29	239,012

The accompanying notes are an integral part of these financial statements.

17

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Banks — (continued)
150,000	HSBC Bank Plc, 7.65%, 5/1/25	$ 176,546
355,000(d)	HSBC Holdings Plc, 2.206% (SOFRRATE + 129 bps), 8/17/29	348,293
375,000(d)	HSBC Holdings Plc, 2.871% (SOFRRATE + 141 bps), 11/22/32	378,558
305,000(d)	JPMorgan Chase & Co., 2.545% (SOFRRATE + 118 bps), 11/8/32	307,477
400,000	Lloyds Banking Group Plc, 4.65%, 3/24/26	440,566
335,000(d)	Macquarie Group, Ltd., 2.691% (SOFRRATE + 144 bps), 6/23/32 (144A)	334,492
195,000(d)	Macquarie Group, Ltd., 2.871% (SOFRRATE + 153 bps), 1/14/33 (144A)	194,642
200,000(d)(f)	Nordea Bank Abp, 3.75% (5 Year CMT Index + 260 bps) (144A)	189,600
200,000(d)(f)	Societe Generale SA, 5.375% (5 Year CMT Index + 451 bps) (144A)	210,080
400,000	Sumitomo Mitsui Financial Group, Inc., 3.202%, 9/17/29	416,703
700,000(d)	UniCredit S.p.A., 2.569% (1 Year CMT Index + 230 bps), 9/22/26 (144A)	698,518
200,000(d)	UniCredit S.p.A., 7.296% (5 Year USD 1100 Run ICE Swap Rate + 491 bps), 4/2/34 (144A)	239,917
595,000(d)	US Bancorp, 2.491% (5 Year CMT Index + 95 bps), 11/3/36	593,414
	Total Banks	$ 10,570,749
	Beverages — 0.6%
800,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	$ 1,110,361
	Total Beverages	$ 1,110,361
	Biotechnology — 0.1%
200,000	Grifols Escrow Issuer SA, 4.75%, 10/15/28 (144A)	$ 204,044
	Total Biotechnology	$ 204,044
	Building Materials — 0.3%
145,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$ 150,800
174,000	Carrier Global Corp., 2.722%, 2/15/30	177,869
190,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	193,823
10,000	Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 1/15/29 (144A)	10,474
	Total Building Materials	$ 532,966
	Chemicals — 0.4%
75,000	Ingevity Corp., 3.875%, 11/1/28 (144A)	$ 73,032
103,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	109,695
341,000	Olin Corp., 5.00%, 2/1/30	358,050
35,000	Olin Corp., 5.625%, 8/1/29	37,903
200,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	199,750
	Total Chemicals	$ 778,430
	Commercial Services — 0.8%
123,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 128,941
115,000	CoreLogic, Inc., 4.50%, 5/1/28 (144A)	114,563
150,000	Element Fleet Management Corp., 1.60%, 4/6/24 (144A)	150,146
220,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	218,900
55,000	HealthEquity, Inc., 4.50%, 10/1/29 (144A)	54,450
335,000	Moody’s Corp., 2.75%, 8/19/41	327,879
180,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	187,650
200,000	Sotheby’s, 7.375%, 10/15/27 (144A)	213,000
	Total Commercial Services	$ 1,395,529

The accompanying notes are an integral part of these financial statements.

18

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Cosmetics/Personal Care — 0.1%
120,000	Edgewell Personal Care Co., 5.50%, 6/1/28 (144A)	$ 127,328
	Total Cosmetics/Personal Care	$ 127,328
	Diversified Financial Services — 1.2%
225,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	$ 229,681
265,000	Air Lease Corp., 2.10%, 9/1/28	255,795
215,000	Air Lease Corp., 3.125%, 12/1/30	219,609
315,000	Alliance Data Systems Corp., 7.00%, 1/15/26 (144A)	330,750
30,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	31,442
225,000	B3 SA - Brasil Bolsa Balcao, 4.125%, 9/20/31 (144A)	216,846
65,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/30 (144A)	64,187
140,000	OneMain Finance Corp., 3.50%, 1/15/27	138,425
404,000	OneMain Finance Corp., 4.00%, 9/15/30	397,285
100,000(a)	OWS Cre Funding I LLC, 5.01% (1 Month USD LIBOR + 490 bps), 9/15/23 (144A)	100,543
283,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	277,694
	Total Diversified Financial Services	$ 2,262,257
	Electric — 2.1%
270,063	Adani Renewable Energy RJ, Ltd./Kodangal Solar Parks Pvt, Ltd./Wardha Solar Maharash,
	4.625%, 10/15/39 (144A)	$ 272,242
280,000	AES Corp., 2.45%, 1/15/31	273,107
100,000	AES Corp., 3.95%, 7/15/30 (144A)	106,540
699,000	Calpine Corp., 3.75%, 3/1/31 (144A)	678,030
35,000	Clearway Energy Operating LLC, 3.75%, 1/15/32 (144A)	34,737
290,000	NRG Energy, Inc., 2.45%, 12/2/27 (144A)	287,555
255,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	249,900
40,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8/15/28 (144A)	41,500
255,000	Puget Energy, Inc., 2.379%, 6/15/28	251,203
240,000	Puget Energy, Inc., 4.10%, 6/15/30	259,677
7,143	San Diego Gas & Electric Co., 1.914%, 2/1/22	7,149
400,000	San Diego Gas & Electric Co., 2.95%, 8/15/51	398,873
335,000	Sempra Energy, 3.40%, 2/1/28	356,873
19,643	Southern California Edison Co., 1.845%, 2/1/22	19,658
470,000	Vistra Operations Co. LLC, 3.70%, 1/30/27 (144A)	487,636
200,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	200,326
	Total Electric	$ 3,925,006
	Electronics — 0.0%†
70,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$ 71,750
	Total Electronics	$ 71,750
	Energy-Alternate Sources — 0.0%†
41,041	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	$ 47,233
	Total Energy-Alternate Sources	$ 47,233
	Engineering & Construction — 0.1%
152,000	Dycom Industries, Inc., 4.50%, 4/15/29 (144A)	$ 154,850
105,000	TopBuild Corp., 4.125%, 2/15/32 (144A)	107,756
	Total Engineering & Construction	$ 262,606

The accompanying notes are an integral part of these financial statements.

19

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Entertainment — 0.2%
400,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.625%, 4/16/29 (144A)	$ 402,966
	Total Entertainment	$ 402,966
	Environmental Control — 0.0%†
72,000	Covanta Holding Corp., 6.00%, 1/1/27	$ 74,340
	Total Environmental Control	$ 74,340
	Food — 0.7%
75,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.875%, 2/15/30 (144A)	$ 80,979
110,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.00%, 5/15/32 (144A)	110,000
180,000	Lamb Weston Holdings, Inc., 4.125%, 1/31/30 (144A)	184,714
180,000	Lamb Weston Holdings, Inc., 4.375%, 1/31/32 (144A)	185,629
235,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	223,544
60,000	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)	63,356
220,000	Smithfield Foods, Inc., 2.625%, 9/13/31 (144A)	213,105
200,000	Smithfield Foods, Inc., 3.00%, 10/15/30 (144A)	199,391
21,000	Smithfield Foods, Inc., 5.20%, 4/1/29 (144A)	24,005
	Total Food	$ 1,284,723
	Forest Products & Paper — 0.1%
80,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 81,400
	Total Forest Products & Paper	$ 81,400
	Gas — 0.2%
110,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 114,196
174,162	Nakilat, Inc., 6.267%, 12/31/33 (144A)	214,289
	Total Gas	$ 328,485
	Hand/Machine Tools — 0.1%
125,000	Kennametal, Inc., 2.80%, 3/1/31	$ 124,424
	Total Hand/Machine Tools	$ 124,424
	Healthcare-Products — 0.6%
390,000	Boston Scientific Corp., 2.65%, 6/1/30	$ 397,971
225,000	Edwards Lifesciences Corp., 4.30%, 6/15/28	252,922
500,000	Smith & Nephew Plc, 2.032%, 10/14/30	483,354
	Total Healthcare-Products	$ 1,134,247
	Healthcare-Services — 0.5%
525,000	Fresenius Medical Care US Finance III, Inc., 2.375%, 2/16/31 (144A)	$ 502,220
250,000	Laboratory Corp. of America Holdings, 2.70%, 6/1/31	254,076
70,000	ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29 (144A)	71,488
	Total Healthcare-Services	$ 827,784
	Insurance — 1.7%
120,000	Aon Corp./Aon Global Holdings Plc, 2.60%, 12/2/31	$ 122,157
90,000	AXA SA, 8.60%, 12/15/30 (144A)	129,810
100,000(d)	Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)	120,721
340,000(d)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	392,601
645,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	1,016,978
110,000	Marsh & McLennan Cos., Inc., 2.375%, 12/15/31	111,176

The accompanying notes are an integral part of these financial statements.

20

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Insurance — (continued)
475,000	Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (144A)	$ 545,948
355,000(d)	Nippon Life Insurance Co., 2.90% (5 Year CMT Index + 260 bps), 9/16/51 (144A)	351,461
240,000	Primerica, Inc., 2.80%, 11/19/31	242,419
26,000	Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)	38,880
	Total Insurance	$ 3,072,151
	Iron & Steel — 0.0%†
75,000	Cleveland-Cliffs, Inc., 4.875%, 3/1/31 (144A)	$ 77,916
	Total Iron & Steel	$ 77,916
	Lodging — 0.5%
73,000	Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29 (144A)	$ 73,547
520,000	Marriott International, Inc., 3.50%, 10/15/32	545,234
100,000	Marriott International, Inc., 4.625%, 6/15/30	112,602
5,000	Marriott International, Inc., 5.75%, 5/1/25	5,630
220,000	Sands China, Ltd., 4.375%, 6/18/30	224,136
	Total Lodging	$ 961,149
	Machinery-Construction & Mining — 0.1%
205,000	Weir Group Plc, 2.20%, 5/13/26 (144A)	$ 202,248
	Total Machinery-Construction & Mining	$ 202,248
	Media — 0.3%
40,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	$ 40,809
275,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)	286,000
200,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	189,250
33,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)	9,240
	Total Media	$ 525,299
	Metal Fabricate/Hardware — 0.0%†
10,000	Roller Bearing Co. of America, Inc., 4.375%, 10/15/29 (144A)	$ 10,200
	Total Metal Fabricate/Hardware	$ 10,200
	Mining — 0.5%
220,000	Anglo American Capital Plc, 2.25%, 3/17/28 (144A)	$ 216,224
335,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	337,338
266,000	FMG Resources August 2006 Pty, Ltd., 4.375%, 4/1/31 (144A)	279,300
65,000	Novelis Corp., 3.875%, 8/15/31 (144A)	64,594
	Total Mining	$ 897,456
	Miscellaneous Manufacturing — 0.3%
450,000	GE Capital Funding LLC, 4.55%, 5/15/32	$ 532,889
65,000	Hillenbrand, Inc., 3.75%, 3/1/31	65,163
	Total Miscellaneous Manufacturing	$ 598,052
	Multi-National — 0.3%
200,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	$ 206,285
230,000	Banque Ouest Africaine de Developpement, 4.70%, 10/22/31 (144A)	250,277
	Total Multi-National	$ 456,562
	Office & Business Equipment — 0.2%
120,000	CDW LLC/CDW Finance Corp., 3.276%, 12/1/28	$ 122,910
140,000	CDW LLC/CDW Finance Corp., 3.569%, 12/1/31	145,600
	Total Office & Business Equipment	$ 268,510

The accompanying notes are an integral part of these financial statements.

21

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Oil & Gas — 1.5%
408,000	Cenovus Energy, Inc., 6.75%, 11/15/39	$ 554,839
60,000	EQT Corp., 3.625%, 5/15/31 (144A)	62,250
26,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 2/1/31 (144A)	26,780
640,000	Lundin Energy Finance BV, 3.10%, 7/15/31 (144A)	645,275
150,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	159,738
125,000	Petroleos Mexicanos, 6.70%, 2/16/32 (144A)	126,250
120,000	Phillips 66, 2.15%, 12/15/30	115,613
90,000	Phillips 66, 3.85%, 4/9/25	95,993
105,000	Southwestern Energy Co., 4.75%, 2/1/32	110,535
375,000	Southwestern Energy Co., 5.375%, 3/15/30	401,805
105,000	Sunoco LP/Sunoco Finance Corp., 4.50%, 4/30/30 (144A)	107,616
312,000	Valero Energy Corp., 6.625%, 6/15/37	421,192
	Total Oil & Gas	$ 2,827,886
	Pharmaceuticals — 1.1%
60,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 61,050
166,000	Bausch Health Americas, Inc., 9.25%, 4/1/26 (144A)	175,337
20,210	CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)	21,732
72,138	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	84,080
42,078	CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)	49,973
106,562	CVS Pass-Through Trust, 6.036%, 12/10/28	121,507
96,877	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	123,405
200,000	Jazz Securities, DAC, 4.375%, 1/15/29 (144A)	207,088
200,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV, 4.125%, 4/30/28 (144A)	203,250
286,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	268,840
200,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/9/29	196,062
200,000	Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/28	213,000
200,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/25	214,000
	Total Pharmaceuticals	$ 1,939,324
	Pipelines — 2.6%
170,000	DCP Midstream Operating LP, 5.375%, 7/15/25	$ 185,725
100,000	DCP Midstream Operating LP, 5.60%, 4/1/44	124,400
40,000	Energy Transfer LP, 4.15%, 9/15/29	42,829
224,000	Energy Transfer LP, 5.35%, 5/15/45	257,967
140,000	Energy Transfer LP, 6.00%, 6/15/48	174,441
541,000(d)(f)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	549,115
479,000	Energy Transfer Partners LP, 4.95%, 5/15/28	531,650
20,000	EnLink Midstream LLC, 5.375%, 6/1/29	20,450
280,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	282,491
134,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	135,149
373,000	Midwest Connector Capital Co. LLC, 4.625%, 4/1/29 (144A)	401,808
340,000	MPLX LP, 4.25%, 12/1/27	376,854
230,000	NGPL PipeCo LLC, 3.25%, 7/15/31 (144A)	233,887
450,000	Phillips 66 Partners LP, 3.75%, 3/1/28	484,612
375,000	Sabine Pass Liquefaction LLC, 5.00%, 3/15/27	421,426
40,000	Venture Global Calcasieu Pass LLC, 3.875%, 8/15/29 (144A)	41,500

The accompanying notes are an integral part of these financial statements.

22

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Pipelines — (continued)
50,000	Venture Global Calcasieu Pass LLC, 3.875%, 11/1/33 (144A)	$ 52,510
60,000	Venture Global Calcasieu Pass LLC, 4.125%, 8/15/31 (144A)	63,600
89,000	Williams Cos., Inc., 7.75%, 6/15/31	120,580
250,000	Williams Cos., Inc., 7.50%, 1/15/31	338,453
	Total Pipelines	$ 4,839,447
	Private Equity — 0.1%
135,000	KKR Group Finance Co. X LLC, 3.25%, 12/15/51 (144A)	$ 135,058
	Total Private Equity	$ 135,058
	Real Estate — 0.1%
175,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	$ 177,398
	Total Real Estate	$ 177,398
	REITs — 2.3%
155,000	Alexandria Real Estate Equities, Inc., 1.875%, 2/1/33	$ 145,844
25,000	Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27	27,339
130,000	Corporate Office Properties LP, 2.00%, 1/15/29	125,098
195,000	Corporate Office Properties LP, 2.75%, 4/15/31	194,100
140,000	Corporate Office Properties LP, 2.90%, 12/1/33	136,925
105,000	GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/32	105,566
190,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%, 6/15/26 (144A)	191,900
160,000	Healthcare Realty Trust, Inc., 2.05%, 3/15/31	153,097
131,000	Healthcare Realty Trust, Inc., 2.40%, 3/15/30	130,492
333,000	Healthcare Trust of America Holdings LP, 3.10%, 2/15/30	344,060
200,000	Healthcare Trust of America Holdings LP, 3.75%, 7/1/27	217,141
63,000	Highwoods Realty LP, 2.60%, 2/1/31	62,396
290,000	Highwoods Realty LP, 3.625%, 1/15/23	295,163
105,000	Highwoods Realty LP, 4.125%, 3/15/28	115,780
193,000	Iron Mountain, Inc., 4.50%, 2/15/31 (144A)	195,063
255,000	iStar, Inc., 4.25%, 8/1/25	260,738
110,000	iStar, Inc., 4.75%, 10/1/24	114,125
35,000	iStar, Inc., 5.50%, 2/15/26	36,225
285,000	Lexington Realty Trust, 2.375%, 10/1/31	273,693
165,000	Lexington Realty Trust, 2.70%, 9/15/30	163,607
235,000	SBA Tower Trust, 3.869%, 10/8/24 (144A)	243,316
40,000	Starwood Property Trust, Inc., 3.75%, 12/31/24 (144A)	40,415
120,000	Sun Communities Operating LP, 2.30%, 11/1/28	119,958
75,000	UDR, Inc., 2.95%, 9/1/26	77,992
180,000	UDR, Inc., 4.40%, 1/26/29	202,935
219,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%, 2/15/25 (144A)	228,581
	Total REITs	$ 4,201,549
	Retail — 0.6%
320,000	7-Eleven, Inc., 1.80%, 2/10/31 (144A)	$ 303,173
80,000	Asbury Automotive Group, Inc., 4.625%, 11/15/29 (144A)	81,500
55,000	AutoNation, Inc., 1.95%, 8/1/28	53,827
55,000	AutoNation, Inc., 2.40%, 8/1/31	53,110

The accompanying notes are an integral part of these financial statements.

23

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Retail — (continued)
125,000	AutoNation, Inc., 4.75%, 6/1/30	$ 142,922
85,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	84,955
375,000	Dollar Tree, Inc., 2.65%, 12/1/31	376,257
	Total Retail	$ 1,095,744
	Semiconductors — 0.6%
35,000	Broadcom, Inc., 3.137%, 11/15/35 (144A)	$ 35,262
475,000	Broadcom, Inc., 3.187%, 11/15/36 (144A)	474,952
123,000	Broadcom, Inc., 4.11%, 9/15/28	134,951
100,000	Broadcom, Inc., 4.30%, 11/15/32	112,511
313,000	Skyworks Solutions, Inc., 3.00%, 6/1/31	315,832
	Total Semiconductors	$ 1,073,508
	Software — 0.5%
485,000	Autodesk, Inc., 2.40%, 12/15/31	$ 484,172
459,000	Broadridge Financial Solutions, Inc., 2.60%, 5/1/31	461,227
	Total Software	$ 945,399
	Telecommunications — 0.6%
255,000	Altice France SA, 5.50%, 1/15/28 (144A)	$ 252,774
70,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	71,400
40,000	Lumen Technologies, Inc., 4.00%, 2/15/27 (144A)	40,582
315,000	Motorola Solutions, Inc., 2.30%, 11/15/30	304,651
198,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	188,843
145,000	T-Mobile USA, Inc., 2.55%, 2/15/31	144,432
175,000	T-Mobile USA, Inc., 2.70%, 3/15/32 (144A)	176,316
	Total Telecommunications	$ 1,178,998
	Trucking & Leasing — 0.3%
260,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 1.70%, 6/15/26 (144A)	$ 257,151
95,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.35%, 11/1/29 (144A)	100,817
156,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.20%, 4/1/27 (144A)	171,971
	Total Trucking & Leasing	$ 529,939
	Water — 0.1%
110,000	Essential Utilities, Inc., 3.566%, 5/1/29	$ 119,172
	Total Water	$ 119,172
	TOTAL CORPORATE BONDS
	(Cost $56,381,126)	$ 58,186,409
Shares
	CONVERTIBLE PREFERRED STOCK — 1.4% of Net Assets
	Banks — 1.4%
1,667(f)	Wells Fargo & Co., 7.500%	$ 2,484,714
	Total Banks	$ 2,484,714
	TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $2,324,754)	$ 2,484,714

The accompanying notes are an integral part of these financial statements.

24

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
MUNICIPAL BONDS — 0.0%† of Net Assets(g)
Virginia — 0.0%†
50,000	Virginia Commonwealth Transportation Board, Transportation Capital Projects, 4.00%, 5/15/32	$ 53,726
	Total Virginia	$ 53,726
TOTAL MUNICIPAL BONDS
	(Cost $52,530)	$ 53,726
Face
Amount
USD ($)
INSURANCE-LINKED SECURITIES — 0.0%† of Net Assets#
Reinsurance Sidecars — 0.0%†
Multiperil – Worldwide — 0.0%†
50,000+(h)(i)	Lorenz Re 2018, 7/1/22	$ —
25,723+(h)(i)	Lorenz Re 2019, 6/30/22	844
	Total Reinsurance Sidecars	$ 844
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $17,639)	$ 844
Principal
Amount
USD ($)
	FOREIGN GOVERNMENT BONDS — 0.4% of Net Assets
	Chile — 0.1%
300,000	Chile Government International Bond, 3.100%, 5/7/41	$ 293,550
	Total Chile	$ 293,550
	Mexico — 0.3%
475,000	Mexico Government International Bond, 4.600%, 2/10/48	$ 505,880
	Total Mexico	$ 505,880
	TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $737,239)	$ 799,430
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 54.8% of Net Assets
300,000	Fannie Mae, 1.500%, 1/1/37 (TBA)	$ 300,937
200,000	Fannie Mae, 2.000%, 1/1/37 (TBA)	204,875
12,570	Fannie Mae, 2.500%, 7/1/30	13,064
11,598	Fannie Mae, 2.500%, 7/1/30	12,079
20,863	Fannie Mae, 2.500%, 7/1/30	21,728
38,357	Fannie Mae, 2.500%, 2/1/43	39,547
8,574	Fannie Mae, 2.500%, 2/1/43	8,769
7,144	Fannie Mae, 2.500%, 3/1/43	7,365
7,182	Fannie Mae, 2.500%, 8/1/43	7,403
18,741	Fannie Mae, 2.500%, 4/1/45	19,249
23,284	Fannie Mae, 2.500%, 4/1/45	23,917
8,818	Fannie Mae, 2.500%, 4/1/45	9,015
18,667	Fannie Mae, 2.500%, 4/1/45	19,172
6,972	Fannie Mae, 2.500%, 4/1/45	7,157
9,417	Fannie Mae, 2.500%, 4/1/45	9,672
23,521	Fannie Mae, 2.500%, 4/1/45	24,107

The accompanying notes are an integral part of these financial statements.

25

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — (continued)
26,480	Fannie Mae, 2.500%, 8/1/45	$ 27,107
687,431	Fannie Mae, 2.500%, 10/1/51	703,229
13,000,000	Fannie Mae, 2.500%, 1/1/52 (TBA)	13,269,648
8,608	Fannie Mae, 3.000%, 3/1/29	9,049
44,576	Fannie Mae, 3.000%, 10/1/30	46,965
22,830	Fannie Mae, 3.000%, 8/1/42	24,251
207,251	Fannie Mae, 3.000%, 8/1/42	219,310
51,121	Fannie Mae, 3.000%, 9/1/42	54,024
93,490	Fannie Mae, 3.000%, 11/1/42	98,828
42,936	Fannie Mae, 3.000%, 12/1/42	45,358
44,600	Fannie Mae, 3.000%, 4/1/43	47,081
41,638	Fannie Mae, 3.000%, 5/1/43	44,231
90,640	Fannie Mae, 3.000%, 5/1/43	95,671
11,968	Fannie Mae, 3.000%, 5/1/43	12,640
17,279	Fannie Mae, 3.000%, 8/1/43	18,182
13,685	Fannie Mae, 3.000%, 9/1/43	14,425
14,866	Fannie Mae, 3.000%, 3/1/45	15,709
18,442	Fannie Mae, 3.000%, 4/1/45	19,471
107,711	Fannie Mae, 3.000%, 6/1/45	114,393
4,000,000	Fannie Mae, 3.000%, 1/1/52 (TBA)	4,145,781
10,154	Fannie Mae, 3.500%, 11/1/40	10,963
6,415	Fannie Mae, 3.500%, 10/1/41	6,953
69,403	Fannie Mae, 3.500%, 6/1/42	74,983
32,230	Fannie Mae, 3.500%, 7/1/42	34,802
29,352	Fannie Mae, 3.500%, 8/1/42	31,493
26,096	Fannie Mae, 3.500%, 8/1/42	28,194
52,248	Fannie Mae, 3.500%, 5/1/44	56,158
31,499	Fannie Mae, 3.500%, 12/1/44	33,888
142,658	Fannie Mae, 3.500%, 2/1/45	154,576
75,987	Fannie Mae, 3.500%, 6/1/45	81,228
126,157	Fannie Mae, 3.500%, 8/1/45	137,576
140,131	Fannie Mae, 3.500%, 9/1/45	151,552
37,130	Fannie Mae, 3.500%, 9/1/45	39,647
28,875	Fannie Mae, 3.500%, 9/1/45	31,284
167,969	Fannie Mae, 3.500%, 11/1/45	183,174
37,278	Fannie Mae, 3.500%, 5/1/46	40,145
6,851	Fannie Mae, 3.500%, 10/1/46	7,286
152,143	Fannie Mae, 3.500%, 1/1/47	162,762
118,137	Fannie Mae, 3.500%, 1/1/47	127,134
117,590	Fannie Mae, 3.500%, 12/1/47	124,992
3,000,000	Fannie Mae, 3.500%, 1/1/52 (TBA)	3,159,141
1,000,000	Fannie Mae, 3.500%, 2/1/52 (TBA)	1,051,873
116,773	Fannie Mae, 4.000%, 10/1/40	129,776
14,623	Fannie Mae, 4.000%, 12/1/40	16,251
2,290	Fannie Mae, 4.000%, 11/1/41	2,510

The accompanying notes are an integral part of these financial statements.

26

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — (continued)
3,115	Fannie Mae, 4.000%, 12/1/41	$ 3,377
91,387	Fannie Mae, 4.000%, 1/1/42	100,327
26,586	Fannie Mae, 4.000%, 1/1/42	29,193
1,828	Fannie Mae, 4.000%, 1/1/42	2,007
21,409	Fannie Mae, 4.000%, 2/1/42	23,437
25,654	Fannie Mae, 4.000%, 4/1/42	28,171
53,392	Fannie Mae, 4.000%, 5/1/42	58,630
72,457	Fannie Mae, 4.000%, 7/1/42	79,560
161,392	Fannie Mae, 4.000%, 8/1/42	177,686
57,892	Fannie Mae, 4.000%, 8/1/43	63,098
48,445	Fannie Mae, 4.000%, 11/1/43	53,219
7,249	Fannie Mae, 4.000%, 4/1/46	7,820
42,432	Fannie Mae, 4.000%, 7/1/46	45,792
77,892	Fannie Mae, 4.000%, 7/1/46	84,137
41,822	Fannie Mae, 4.000%, 8/1/46	45,059
12,127	Fannie Mae, 4.000%, 11/1/46	13,035
19,988	Fannie Mae, 4.000%, 11/1/46	21,503
46,595	Fannie Mae, 4.000%, 4/1/47	50,412
47,513	Fannie Mae, 4.000%, 4/1/47	51,082
22,679	Fannie Mae, 4.000%, 6/1/47	24,536
10,182	Fannie Mae, 4.000%, 6/1/47	11,027
26,911	Fannie Mae, 4.000%, 6/1/47	29,032
35,049	Fannie Mae, 4.000%, 6/1/47	37,591
14,299	Fannie Mae, 4.000%, 7/1/47	15,291
36,112	Fannie Mae, 4.000%, 7/1/47	39,073
68,996	Fannie Mae, 4.000%, 12/1/47	73,777
4,000,000	Fannie Mae, 4.000%, 1/1/52 (TBA)	4,255,625
15,410	Fannie Mae, 4.500%, 11/1/40	16,984
2,438	Fannie Mae, 4.500%, 4/1/41	2,691
134,660	Fannie Mae, 4.500%, 5/1/41	148,903
113,551	Fannie Mae, 4.500%, 5/1/41	125,155
49,241	Fannie Mae, 4.500%, 5/1/41	54,493
256,542	Fannie Mae, 4.500%, 6/1/44	281,244
103,335	Fannie Mae, 4.500%, 5/1/49	111,170
74,944	Fannie Mae, 4.500%, 4/1/50	80,916
8,000,000	Fannie Mae, 4.500%, 1/1/52 (TBA)	8,571,250
37,708	Fannie Mae, 5.000%, 5/1/31	41,421
2,993	Fannie Mae, 5.000%, 6/1/40	3,396
1,734	Fannie Mae, 5.000%, 7/1/40	1,939
3,406	Fannie Mae, 5.500%, 9/1/33	3,845
3,529	Fannie Mae, 5.500%, 12/1/34	3,944
12,995	Fannie Mae, 5.500%, 10/1/35	14,761
2,494	Fannie Mae, 6.000%, 9/1/29	2,788
771	Fannie Mae, 6.000%, 10/1/32	853
2,227	Fannie Mae, 6.000%, 11/1/32	2,451

The accompanying notes are an integral part of these financial statements.

27

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — (continued)
5,892	Fannie Mae, 6.000%, 11/1/32	$ 6,481
7,286	Fannie Mae, 6.000%, 4/1/33	8,147
2,555	Fannie Mae, 6.000%, 5/1/33	2,812
3,751	Fannie Mae, 6.000%, 6/1/33	4,128
12,861	Fannie Mae, 6.000%, 7/1/34	14,525
1,551	Fannie Mae, 6.000%, 9/1/34	1,721
1,279	Fannie Mae, 6.000%, 7/1/38	1,421
653	Fannie Mae, 6.500%, 4/1/29	728
1,436	Fannie Mae, 6.500%, 1/1/32	1,585
886	Fannie Mae, 6.500%, 2/1/32	1,008
1,483	Fannie Mae, 6.500%, 3/1/32	1,647
2,502	Fannie Mae, 6.500%, 4/1/32	2,761
1,653	Fannie Mae, 6.500%, 8/1/32	1,848
1,064	Fannie Mae, 6.500%, 8/1/32	1,191
17,263	Fannie Mae, 6.500%, 7/1/34	19,542
546	Fannie Mae, 7.000%, 11/1/29	548
598	Fannie Mae, 7.000%, 9/1/30	599
333	Fannie Mae, 7.000%, 7/1/31	341
1,301	Fannie Mae, 7.000%, 1/1/32	1,519
334	Fannie Mae, 7.500%, 2/1/31	385
2,279	Fannie Mae, 8.000%, 10/1/30	2,622
22,020	Federal Home Loan Mortgage Corp., 3.000%, 10/1/29	23,115
11,036	Federal Home Loan Mortgage Corp., 3.000%, 9/1/42	11,728
19,068	Federal Home Loan Mortgage Corp., 3.000%, 9/1/42	20,164
95,971	Federal Home Loan Mortgage Corp., 3.000%, 11/1/42	101,504
22,280	Federal Home Loan Mortgage Corp., 3.000%, 1/1/43	23,680
60,642	Federal Home Loan Mortgage Corp., 3.000%, 2/1/43	64,441
37,474	Federal Home Loan Mortgage Corp., 3.000%, 2/1/43	39,823
33,276	Federal Home Loan Mortgage Corp., 3.000%, 4/1/43	35,195
93,430	Federal Home Loan Mortgage Corp., 3.000%, 4/1/43	99,301
36,317	Federal Home Loan Mortgage Corp., 3.000%, 5/1/43	38,403
77,015	Federal Home Loan Mortgage Corp., 3.000%, 6/1/46	81,433
31,426	Federal Home Loan Mortgage Corp., 3.000%, 12/1/46	33,053
25,321	Federal Home Loan Mortgage Corp., 3.000%, 12/1/46	26,776
26,414	Federal Home Loan Mortgage Corp., 3.500%, 7/1/29	27,976
7,631	Federal Home Loan Mortgage Corp., 3.500%, 10/1/40	8,245
23,166	Federal Home Loan Mortgage Corp., 3.500%, 5/1/42	25,028
21,713	Federal Home Loan Mortgage Corp., 3.500%, 10/1/42	23,463
25,115	Federal Home Loan Mortgage Corp., 3.500%, 10/1/42	27,139
107,801	Federal Home Loan Mortgage Corp., 3.500%, 6/1/45	116,149
92,147	Federal Home Loan Mortgage Corp., 3.500%, 10/1/45	99,285
161,895	Federal Home Loan Mortgage Corp., 3.500%, 11/1/45	173,795
107,626	Federal Home Loan Mortgage Corp., 3.500%, 7/1/46	116,661
161,089	Federal Home Loan Mortgage Corp., 3.500%, 8/1/46	174,044
142,581	Federal Home Loan Mortgage Corp., 3.500%, 8/1/46	153,616

The accompanying notes are an integral part of these financial statements.

28

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — (continued)
191,387	Federal Home Loan Mortgage Corp., 3.500%, 12/1/46	$ 206,047
11,785	Federal Home Loan Mortgage Corp., 3.500%, 6/1/47	12,641
112,293	Federal Home Loan Mortgage Corp., 4.000%, 11/1/41	124,788
69,347	Federal Home Loan Mortgage Corp., 4.000%, 10/1/42	76,186
12,184	Federal Home Loan Mortgage Corp., 4.000%, 5/1/46	13,136
41,905	Federal Home Loan Mortgage Corp., 4.000%, 6/1/46	45,371
55,860	Federal Home Loan Mortgage Corp., 4.000%, 7/1/46	60,321
49,829	Federal Home Loan Mortgage Corp., 4.000%, 8/1/46	53,861
13,813	Federal Home Loan Mortgage Corp., 4.000%, 3/1/47	14,807
76,053	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	82,168
38,510	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	41,536
26,470	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	28,501
2,132	Federal Home Loan Mortgage Corp., 5.000%, 9/1/38	2,417
2,322	Federal Home Loan Mortgage Corp., 5.000%, 10/1/38	2,631
4,915	Federal Home Loan Mortgage Corp., 5.000%, 5/1/39	5,577
12,194	Federal Home Loan Mortgage Corp., 5.000%, 12/1/39	13,837
6,087	Federal Home Loan Mortgage Corp., 5.500%, 9/1/33	6,886
8,062	Federal Home Loan Mortgage Corp., 5.500%, 6/1/41	9,217
318	Federal Home Loan Mortgage Corp., 6.000%, 10/1/32	350
1,379	Federal Home Loan Mortgage Corp., 6.000%, 11/1/32	1,518
2,820	Federal Home Loan Mortgage Corp., 6.000%, 12/1/32	3,244
5,196	Federal Home Loan Mortgage Corp., 6.000%, 2/1/33	5,976
2,681	Federal Home Loan Mortgage Corp., 6.000%, 1/1/34	2,973
529	Federal Home Loan Mortgage Corp., 6.000%, 12/1/36	588
1,574	Federal Home Loan Mortgage Corp., 6.500%, 1/1/29	1,757
702	Federal Home Loan Mortgage Corp., 6.500%, 4/1/31	796
3,638	Federal Home Loan Mortgage Corp., 6.500%, 10/1/31	4,015
998	Federal Home Loan Mortgage Corp., 6.500%, 2/1/32	1,120
1,642(h)	Federal Home Loan Mortgage Corp., 6.500%, 3/1/32	1,812
5,580	Federal Home Loan Mortgage Corp., 6.500%, 4/1/32	6,384
2,517	Federal Home Loan Mortgage Corp., 6.500%, 7/1/32	2,904
146	Federal Home Loan Mortgage Corp., 7.000%, 9/1/22	147
797	Federal Home Loan Mortgage Corp., 7.000%, 2/1/31	920
1,259	Federal Home Loan Mortgage Corp., 7.000%, 4/1/32	1,424
28,014	Federal Home Loan Mortgage Corp., 7.000%, 10/1/46	28,635
970	Federal Home Loan Mortgage Corp., 7.500%, 8/1/31	1,096
292,883	Freddie Mac Pool, 2.500%, 8/1/51	300,106
72,702	Freddie Mac Pool, 4.000%, 4/1/47	78,207
132,895	Freddie Mac Pool, 4.000%, 4/1/47	142,756
65,482	Freddie Mac Pool, 4.000%, 5/1/47	70,238
11,475	Freddie Mac Pool, 4.000%, 6/1/47	12,322
20,608	Freddie Mac Pool, 4.000%, 7/1/47	22,233
56,215	Freddie Mac Pool, 4.000%, 10/1/47	60,040
164,512	Freddie Mac Pool, 4.500%, 7/1/49	176,942
221,856	Freddie Mac Pool, 4.500%, 8/1/49	238,033

The accompanying notes are an integral part of these financial statements.

29

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — (continued)
2,000,000	Government National Mortgage Association, 2.500%, 1/20/52 (TBA)	$ 2,049,297
2,300,000	Government National Mortgage Association, 3.000%, 1/20/52 (TBA)	2,380,590
2,000,000	Government National Mortgage Association, 3.500%, 1/20/52 (TBA)	2,082,969
111,262	Government National Mortgage Association I, 3.500%, 11/15/41	119,063
39,038	Government National Mortgage Association I, 3.500%, 8/15/42	41,488
11,863	Government National Mortgage Association I, 3.500%, 10/15/42	12,593
42,254	Government National Mortgage Association I, 3.500%, 1/15/45	44,899
30,620	Government National Mortgage Association I, 3.500%, 8/15/46	32,372
51,445	Government National Mortgage Association I, 4.000%, 1/15/25	55,236
54,831	Government National Mortgage Association I, 4.000%, 8/15/43	61,658
206,155	Government National Mortgage Association I, 4.000%, 3/15/44	220,901
14,194	Government National Mortgage Association I, 4.000%, 9/15/44	15,610
31,432	Government National Mortgage Association I, 4.000%, 4/15/45	34,216
51,557	Government National Mortgage Association I, 4.000%, 6/15/45	56,382
5,549	Government National Mortgage Association I, 4.000%, 7/15/45	6,043
7,466	Government National Mortgage Association I, 4.000%, 8/15/45	8,127
32,027	Government National Mortgage Association I, 4.500%, 5/15/39	36,352
1,115	Government National Mortgage Association I, 4.500%, 8/15/41	1,244
4,240	Government National Mortgage Association I, 5.500%, 3/15/33	4,660
5,695	Government National Mortgage Association I, 5.500%, 7/15/33	6,514
16,242	Government National Mortgage Association I, 5.500%, 8/15/33	18,585
9,222	Government National Mortgage Association I, 5.500%, 10/15/34	10,263
4,881	Government National Mortgage Association I, 6.000%, 4/15/28	5,502
4,112	Government National Mortgage Association I, 6.000%, 2/15/29	4,537
5,739	Government National Mortgage Association I, 6.000%, 9/15/32	6,442
1,256	Government National Mortgage Association I, 6.000%, 10/15/32	1,381
12,986	Government National Mortgage Association I, 6.000%, 11/15/32	14,329
6,402	Government National Mortgage Association I, 6.000%, 11/15/32	7,153
3,772	Government National Mortgage Association I, 6.000%, 1/15/33	4,379
9,263	Government National Mortgage Association I, 6.000%, 12/15/33	10,335
5,438	Government National Mortgage Association I, 6.000%, 8/15/34	6,320
7,587	Government National Mortgage Association I, 6.000%, 8/15/34	8,350
718	Government National Mortgage Association I, 6.500%, 3/15/26	788
869	Government National Mortgage Association I, 6.500%, 6/15/28	954
2,091	Government National Mortgage Association I, 6.500%, 6/15/28	2,327
201	Government National Mortgage Association I, 6.500%, 2/15/29	220
6,295	Government National Mortgage Association I, 6.500%, 5/15/29	7,036
2,173	Government National Mortgage Association I, 6.500%, 5/15/29	2,452
15,778	Government National Mortgage Association I, 6.500%, 7/15/31	17,310
2,763	Government National Mortgage Association I, 6.500%, 9/15/31	3,031
5,143	Government National Mortgage Association I, 6.500%, 10/15/31	5,643
2,074	Government National Mortgage Association I, 6.500%, 12/15/31	2,275
1,076	Government National Mortgage Association I, 6.500%, 12/15/31	1,191
884	Government National Mortgage Association I, 6.500%, 4/15/32	979

The accompanying notes are an integral part of these financial statements.

30

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — (continued)
304	Government National Mortgage Association I, 6.500%, 4/15/32	$ 337
674	Government National Mortgage Association I, 6.500%, 6/15/32	745
1,271	Government National Mortgage Association I, 6.500%, 6/15/32	1,394
4,159	Government National Mortgage Association I, 6.500%, 7/15/32	4,594
10,611	Government National Mortgage Association I, 6.500%, 12/15/32	12,210
10,719	Government National Mortgage Association I, 7.000%, 7/15/26	11,069
911	Government National Mortgage Association I, 7.000%, 9/15/27	924
11,113	Government National Mortgage Association I, 7.000%, 2/15/28	11,522
2,535	Government National Mortgage Association I, 7.000%, 11/15/28	2,740
1,944	Government National Mortgage Association I, 7.000%, 1/15/29	2,132
1,445	Government National Mortgage Association I, 7.000%, 6/15/29	1,470
317	Government National Mortgage Association I, 7.000%, 7/15/29	320
1,428	Government National Mortgage Association I, 7.000%, 7/15/29	1,544
542	Government National Mortgage Association I, 7.000%, 12/15/30	551
1,406	Government National Mortgage Association I, 7.000%, 2/15/31	1,430
1,671	Government National Mortgage Association I, 7.000%, 8/15/31	1,947
2,205	Government National Mortgage Association I, 7.000%, 5/15/32	2,213
50	Government National Mortgage Association I, 7.500%, 10/15/22	50
44	Government National Mortgage Association I, 7.500%, 6/15/23	44
1,503	Government National Mortgage Association I, 7.500%, 10/15/29	1,549
3,899	Government National Mortgage Association II, 3.500%, 3/20/45	4,101
5,433	Government National Mortgage Association II, 3.500%, 4/20/45	5,789
17,433	Government National Mortgage Association II, 3.500%, 4/20/45	18,530
11,050	Government National Mortgage Association II, 3.500%, 4/20/45	11,770
44,762	Government National Mortgage Association II, 3.500%, 1/20/46	47,373
21,492	Government National Mortgage Association II, 3.500%, 3/20/46	23,078
85,767	Government National Mortgage Association II, 3.500%, 11/20/46	90,229
10,432	Government National Mortgage Association II, 4.000%, 8/20/39	11,299
12,988	Government National Mortgage Association II, 4.000%, 7/20/42	14,068
165,334	Government National Mortgage Association II, 4.000%, 7/20/44	178,855
16,293	Government National Mortgage Association II, 4.000%, 9/20/44	17,649
18,188	Government National Mortgage Association II, 4.000%, 3/20/46	19,324
54,207	Government National Mortgage Association II, 4.000%, 10/20/46	58,318
38,489	Government National Mortgage Association II, 4.000%, 2/20/48	42,056
49,922	Government National Mortgage Association II, 4.000%, 4/20/48	54,569
4,765	Government National Mortgage Association II, 4.500%, 9/20/41	5,277
26,730	Government National Mortgage Association II, 4.500%, 5/20/43	29,431
87,079	Government National Mortgage Association II, 4.500%, 1/20/44	96,378
58,253	Government National Mortgage Association II, 4.500%, 9/20/44	62,750
22,261	Government National Mortgage Association II, 4.500%, 10/20/44	24,500
45,233	Government National Mortgage Association II, 4.500%, 11/20/44	49,762
133,552	Government National Mortgage Association II, 4.500%, 2/20/48	142,909
6,088	Government National Mortgage Association II, 6.000%, 11/20/33	7,012
1,152	Government National Mortgage Association II, 6.500%, 8/20/28	1,282

The accompanying notes are an integral part of these financial statements.

31

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — (continued)
1,815	Government National Mortgage Association II, 6.500%, 12/20/28	$ 2,006
1,142	Government National Mortgage Association II, 6.500%, 9/20/31	1,326
1,099	Government National Mortgage Association II, 7.000%, 5/20/26	1,177
3,647	Government National Mortgage Association II, 7.000%, 2/20/29	4,039
587	Government National Mortgage Association II, 7.000%, 1/20/31	673
290	Government National Mortgage Association II, 7.500%, 8/20/27	321
78	Government National Mortgage Association II, 8.000%, 8/20/25	83
7,000,000(j)	U.S. Treasury Bills, 1/4/22	7,000,006
8,000,000(j)	U.S. Treasury Bills, 1/6/22	7,999,997
10,640,000(j)	U.S. Treasury Bills, 1/11/22	10,639,988
15,000,000(j)	U.S. Treasury Bills, 2/1/22	14,999,698
500,000	U.S. Treasury Bonds, 1.875%, 2/15/51	496,953
1,450,000	U.S. Treasury Bonds, 3.000%, 2/15/48	1,776,760
2,420,000	U.S. Treasury Bonds, 3.000%, 2/15/49	2,987,282
1,714,254	U.S. Treasury Inflation Indexed Bonds, 0.125%, 1/15/31	1,920,131
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $99,937,310)	$100,427,021
Shares
	SHORT TERM INVESTMENTS — 1.0% of Net Assets
	Open-End Mutual Funds — 1.0%
1,874,214	Dreyfus Government Cash Management, Institutional Shares, 0.03%(k)	$ 1,874,214
	TOTAL SHORT TERM INVESTMENTS
	(Cost $1,874,214)	$ 1,874,214
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 118.4%
	(Cost $214,601,526)	$217,172,525

Change
in Net
			Net	Unrealized
		Dividend	Realized	Appreciation
		Income	Gain (Loss)	(Depreciation)
AFFILIATED ISSUER — 1.5%
CLOSED-END MUTUAL FUNDS — 1.5% of Net Assets
327,907(l)	Pioneer ILS Interval Fund	$53,837	$—	$(83,957)	$ 2,698,673
TOTAL CLOSED-END MUTUAL FUNDS
	(Cost $3,317,382)				$ 2,698,673
TOTAL INVESTMENTS IN AFFILIATED ISSUER — 1.5%
	(Cost $3,317,382)				$ 2,698,673
	OTHER ASSETS AND LIABILITIES — (19.9%)				$ (36,419,783)
	NET ASSETS — 100.0%				$183,451,415

(TBA)	“To Be Announced”Securities
bps	Basis Points
CMT	Constant Maturity Treasury Index
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans
FRESB	Freddie Mac Multifamily Small Balance Certificates
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

32

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits
SOFR30A	Secured Overnight Financing Rate 30 Day Average
SOFRRATE	Secured Overnight Financing Rate
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2021, the value of these securities amounted to $69,548,490, or
37.9% of net assets.
*	Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major
European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
(iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2021.
†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.
#	Securities are restricted as to resale.
(a)	Floating rate note. Coupon rate, reference index and spread shown at December 31, 2021.
(b)	This term loan will settle after December 31, 2021, at which time the interest rate will be determined.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at December 31, 2021.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2021.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Consists of Revenue Bonds unless otherwise indicated.
(h)	Non-income producing security.
(i)	Issued as preference shares.
(j)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(k)	Rate periodically changes. Rate disclosed is the 7-day yield at December 31, 2021.
(l)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by the Amundi Asset Management US, Inc. (the “Adviser”).

Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2018	6/26/2018	$ 9,548	$ —
Lorenz Re 2019	7/10/2019	8,091	844
Total Restricted Securities			$ 844
% of Net assets			0.0%†

† Amount rounds to less than 0.1%.

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
					Unrealized
Number of		Expiration	Notional	Market	Appreciation
Contracts Long	Description	Date	Amount	Value	(Depreciation)
32	U.S. 2 Year Note (CBT)	3/31/22	$ 6,987,428	$ 6,981,500	$ (5,928)
155	U.S. 5 Year Note (CBT)	3/31/22	18,680,039	18,751,367	71,328
45	U.S. Ultra Bond (CBT)	3/22/22	8,680,379	8,870,625	190,246
			$34,347,846	$34,603,492	$ 255,646
Number of		Expiration	Notional	Market	Unrealized
Contracts Short	Description	Date	Amount	Value	(Depreciation)
92	U.S. 10 Year Note (CBT)	3/22/22	$(11,871,300)	$(12,003,125)	$(131,825)
40	U.S. 10 Year Ultra Bond (CBT)	3/22/22	(5,808,361)	(5,857,500)	(49,139)
			$(17,679,661)	$(17,860,625)	$(180,964)
TOTAL FUTURES CONTRACTS			$ 16,668,185	$ 16,742,867	$ 74,682

The accompanying notes are an integral part of these financial statements.

33

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional		Pay/	Annual	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Reference Obligation/Index	Receive(2)	Fixed Rate	Date	Received	(Depreciation)	Value
12,340,000	Markit CDX North America High Yield Series 37	Pay	5.00%	12/20/26	$(1,127,481)	$(19,111) $(1,146,592)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS – BUY PROTECTION					$(1,127,481)	$(19,111) $(1,146,592)

TOTAL SWAP CONTRACTS					$(1,127,481)	$(19,111) $(1,146,592)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.
Purchases and sales of securities (excluding short term investments) for the year ended December 31, 2021 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$67,896,713	$86,084,364
Other Long-Term Securities	$21,505,582	$29,977,359

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2021, the Portfolio engaged in purchases of $354,383. The Portfolio did not engage in sales pursuant to these procedures.

At December 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $217,023,434 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,800,713
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,024,859)
Net unrealized appreciation	$ 1,775,854

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

34

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

The following is a summary of the inputs used as of December 31, 2021, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$—	$1,292,985	$—	$1,292,985
Common Stock	16,283	—	—	16,283
Asset Backed Securities	—	13,379,182	—	13,379,182
Collateralized Mortgage Obligations	—	24,379,943	—	24,379,943
Commercial Mortgage-Backed Securities	—	14,277,774	—	14,277,774
Corporate Bonds	—	58,186,409	—	58,186,409
Convertible Preferred Stock	2,484,714	—	—	2,484,714
Municipal Bonds	—	53,726	—	53,726
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil – Worldwide	—	—	844	844
Foreign Government Bonds	—	799,430	—	799,430
U.S. Government and Agency Obligations	—	100,427,021	—	100,427,021
Open-End Mutual Funds	1,874,214	—	—	1,874,214
Affiliated Closed-End Mutual Funds	—	2,698,673	—	2,698,673
Total Investments in Securities	$4,375,211	$215,495,143	$844	$219,871,198

Other Financial Instruments
Net unrealized appreciation on future contracts	$74,682	$—	$—	$74,682
Swap contracts, at value	—	(1,146,592)	—	(1,146,592)
Total Other Financial Instruments	$74,682	$(1,146,592)	$—	$(1,071,910)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 12/31/20	$ 2,290
Realized gain (loss)(1)	—
Changed in unrealized appreciation (depreciation)(2)	780
Accrued discounts/premiums	(2,226)
Purchases	—
Sales	—
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 12/31/21	$ 844

(1)	Realized gain (loss) on these securities is included in net realized gain (loss) on investments in the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the year ended December 31, 2021, there were no transfers in or out of Level 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at December 31, 2021:	$780

35

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 12/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $214,601,526)	$217,172,525
Investments in affiliated issuers, at value (cost $3,317,382)	2,698,673
Cash	2,911,064
Foreign currencies, at value (cost $123,730)	115,763
Swaps collateral	1,729,174
Due from broker for futures	749,490
Variation margin for futures contracts	66,336
Receivables —
Investment securities sold	4,407,919
Portfolio shares sold	42,512
Interest	819,324
Other assets	66
Total assets	$ 230,712,846

LIABILITIES:
Payables —
Investment securities purchased	$ 45,961,549
Portfolio shares repurchased	34,074
Trustees’ fees	460
Variation margin for centrally cleared swap contracts	11,100
Swap contracts, at value (net premiums received $1,127,481)	1,146,592
Due to affiliates	17,333
Accrued expenses	90,323
Total liabilities	$ 47,261,431

NET ASSETS:
Paid-in capital	$178,188,067
Distributable earnings	5,263,348
Net assets	$183,451,415

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $33,090,650/2,935,453 shares)	$ 11.27
Class ll (based on $150,360,765/13,309,759 shares)	$ 11.30

The accompanying notes are an integral part of these financial statements.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations

FOR THE YEAR ENDED 12/31/21
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $295)	$ 4,854,733
Dividends from unaffiliated issuers	132,052
Dividends from affiliated issuers	53,837
Total Investment Income		$ 5,040,622
EXPENSES:
Management fees	$ 752,165
Administrative expenses	95,432
Distribution fees
Class ll	363,614
Custodian fees	77,731
Professional fees	67,694
Printing expense	36,190
Pricing fees	77,855
Trustees’ fees	7,959
Insurance expense	321
Miscellaneous	8,082
Total expenses		$ 1,487,043
Less fees waived and expenses reimbursed by the Adviser		(47,944)
Net expenses		$ 1,439,099
Net investment income		$ 3,601,523
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 3,146,715
Futures contracts	(326,291)
Swap contracts	637,130
Other assets and liabilities denominated in foreign currencies	87	$ 3,457,641
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(6,697,437)
Investments in affiliated issuers	(83,957)
Futures contracts	157,182
Swap contracts	(65,761)
Other assets and liabilities denominated in foreign currencies	(7,966)	$ (6,697,939)
Net realized and unrealized gain (loss) on investments		$ (3,240,298)
Net increase in net assets resulting from operations		$ 361,225

The accompanying notes are an integral part of these financial statements.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/21	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 3,601,523	$ 4,594,339
Net realized gain (loss) on investments	3,457,641	6,211,688
Change in net unrealized appreciation (depreciation) on investments	(6,697,939)	3,781,096
Net increase in net assets resulting from operations	$ 361,225	$ 14,587,123
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($0.55 and $0.34 per share, respectively)	$ (1,918,872)	$ (1,461,488)
Class ll ($0.52 and $0.32 per share, respectively)	(6,563,394)	(3,784,139)
Total distributions to shareowners	$ (8,482,266)	$ (5,245,627)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 38,130,218	$ 29,369,220
Reinvestment of distributions	8,475,289	5,245,627
Cost of shares repurchased	(42,720,862)	(46,368,379)
Net increase (decrease) in net assets resulting from Portfolio
share transactions	$ 3,884,645	$(11,753,532)
Net decrease in net assets	$ (4,236,396)	$ (2,412,036)
NET ASSETS:
Beginning of year	$ 187,687,811	$190,099,847
End of year	$ 183,451,415	$187,687,811

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/21	12/31/20	12/31/20
	Shares	Amount	Shares	Amount
Class l
Shares sold	973,464	$ 11,323,635	1,151,890	$ 12,894,356
Reinvestment of distributions	168,551	1,918,872	129,385	1,461,488
Less shares repurchased	(2,205,541)	(25,454,016)	(1,679,925)	(18,956,735)
Net decrease	(1,063,526)	$(12,211,509)	(398,650)	$ (4,600,891)
Class ll
Shares sold	2,327,587	$ 26,806,583	1,437,993	$ 16,474,864
Reinvestment of distributions	574,784	6,556,417	334,137	3,784,139
Less shares repurchased	(1,504,575)	(17,266,846)	(2,455,724)	(27,411,644)
Net increase/(decrease)	1,397,796	$ 16,096,154	(683,594)	$ (7,152,641)

The accompanying notes are an integral part of these financial statements.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class I
Net asset value, beginning of period	$ 11.78	$ 11.17	$ 10.56	$ 11.04	$ 10.96
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.24	0.30	0.33	0.33	0.29
Net realized and unrealized gain (loss) on investments	(0.20)	0.65	0.64	(0.42)	0.14
Net increase (decrease) from investment operations	$ 0.04	$ 0.95	$ 0.97	$ (0.09)	$ 0.43
Distributions to shareowners:
Net investment income	(0.25)	(0.34)	(0.36)	(0.36)	(0.31)
Net realized gain	(0.30)	—	—	(0.03)	(0.04)
Total distributions	$ (0.55)	$ (0.34)	$ (0.36)	$ (0.39)	$ (0.35)
Net increase (decrease) in net asset value	$ (0.51)	$ 0.61	$ 0.61	$ (0.48)	$ 0.08
Net asset value, end of period	$ 11.27	$ 11.78	$ 11.17	$ 10.56	$ 11.04
Total return(b)	0.38%	8.70%	9.27%	(0.84)%	4.01%
Ratio of net expenses to average net assets	0.57%	0.59%	0.59%	0.61%	0.61%
Ratio of net investment income (loss) to average net assets	2.12%	2.68%	3.03%	3.07%	2.59%
Portfolio turnover rate	61%	59%	48%	44%	42%
Net assets, end of period (in thousands)	$33,091	$47,089	$49,115	$46,125	$49,672
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.60%	0.62%	0.62%	0.64%	0.61%
Net investment income (loss) to average net assets	2.09%	2.65%	3.00%	3.04%	2.59%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights (continued)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class II
Net asset value, beginning of period	$ 11.80	$ 11.19	$ 10.59	$ 11.07	$ 10.99
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.21	0.28	0.31	0.30	0.26
Net realized and unrealized gain (loss) on investments	(0.19)	0.65	0.62	(0.42)	0.15
Net increase (decrease) from investment operations	$ 0.02	$ 0.93	$ 0.93	$ (0.12)	$ 0.41
Distributions to shareowners:
Net investment income	(0.22)	(0.32)	(0.33)	(0.33)	(0.29)
Net realized gain	(0.30)	—	—	(0.03)	(0.04)
Total distributions	$ (0.52)	$ (0.32)	$ (0.33)	$ (0.36)	$ (0.33)
Net increase (decrease) in net asset value	$ (0.50)	$ 0.61	$ 0.60	$ (0.48)	$ 0.08
Net asset value, end of period	$ 11.30	$ 11.80	$ 11.19	$ 10.59	$ 11.07
Total return(b)	0.22%	8.42%	8.90%	(1.08)%	3.74%
Ratio of net expenses to average net assets	0.82%	0.84%	0.84%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	1.86%	2.43%	2.79%	2.83%	2.35%
Portfolio turnover rate	61%	59%	48%	44%	42%
Net assets, end of period (in thousands)	$150,361	$140,599	$140,895	$125,865	$122,239
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.85%	0.87%	0.87%	0.89%	0.86%
Net investment income (loss) to average net assets	1.83%	2.40%	2.76%	2.80%	2.35%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21

1. Organization and Significant Accounting Policies

Pioneer Bond VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio seeks current income and total return.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and,therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser serves as the Portfolio’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Portfolio's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21 (continued)

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix or an insurance industry valuation models to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

At December 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2021, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$5,459,488	$5,245,627
Long-term capital gain	3,022,778	—
Total distributions	$8,482,266	$5,245,627

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 424,601
Undistributed long-term capital gain	3,062,893
Net unrealized appreciation	1,775,854
Total	$5,263,348

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21 (continued)

The difference between book basis and tax basis unrealized appreciation is attributable to the tax adjustments relating to wash sales, premium and amortization, credit default swaps, the mark to market of futures contracts and credit default swaps.

E.	Portfolio Shares and Class Allocations

The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.

Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.	Risks

The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio. The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Certain instruments held by the Portfolio pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

The Portfolio's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

“synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of —LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.

G.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2021 are listed in the Schedule of Investments.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21 (continued)

H.	Insurance-Linked Securities (“ILS”)

The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

I.	Futures Contracts

The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2021, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the year ended December 31, 2021, was $14,367,100. Open futures contracts outstanding at December 31, 2021, are listed in the Schedule of Investments.

J.	Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

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As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2021, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the year ended December 31, 2021, was $(174,897). Open credit default swap contracts at December 31, 2021, are listed in the Schedule of Investment.

2. Management Agreement

The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.40% of the Portfolio’s average daily net assets. For the year ended December 31, 2021, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.40% of the Portfolio’s average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the year ended December 31, 2021, the Adviser waived $47,944 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as a fee waiver.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. This expense limitation is in effect through May 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended December 31, 2021, are reflected on the Statement of Operations.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21 (continued)

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2021.

3. Compensation of Trustees and Officers

The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the year ended December 31, 2021, the Portfolio paid $7,959 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At December 31, 2021, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $460.

4. Transfer Agent

For the period from January 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Portfolio at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.

5. Distribution Plan

The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $11,466 in distribution fees payable to the Distributor at December 31, 2021.

6. Unfunded Loan Commitments

The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of December 31, 2021, the Portfolio had no unfunded loan commitments outstanding.

7. Affiliated Issuers

An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares or any company which is under common ownership or control. At December 31, 2021, the value of the Portfolio’s investment in affiliated issuers was $2,698,673, which represents 1.5% of the Portfolio’s net assets.

Transactions in affiliated issuers by the Portfolio for the year ended were as follows:

			Change in	Net Realized
			Net Unrealized	Gain/(Loss)
			Appreciation/	From	Dividends	Shares
	Value at		(Depreciation)	Investments	from	held at	Value at
Name of the	December 31,	Purchase	from Investments in	in Affiliated	Investments in	December 31,	December 31,
Affiliated Issuer	2020	Costs	Affiliated Issuers	Issuers	Affiliated Issuers	2021	2021
Pioneer ILS
Interval Fund	$2,728,793	$—	$(83,957)	$—	$53,837	327,907	$2,698,673

Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.

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8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2021, was as follows:

Statement of Assets	Interest	Credit	Foreign	Equity	Commodity
and Liabilities	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Assets
Net unrealized appreciation
on futures contracts	$ 74,682	$ —	$ —	$ —	$ —
Total Value	$ 74,682	$ —	$ —	$ —	$ —
Liabilities
Swap contracts, at value	$ —	$ 1,146,592	$ —	$ —	$ —
Total Value	$ —	$ 1,146,592	$ —	$ —	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2021 was as follows:

Statement of	Interest	Credit	Foreign	Equity	Commodity
Operations	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Net Realized Gain
(Loss) on
Futures contracts	$(326,291)	$ —	$ —	$ —	$ —
Swap contracts	—	637,130	—	—	—
Total Value	$(326,291)	$ 637,130	$ —	$ —	$ —
Net Change in Unrealized
Appreciation
(Depreciation) on
Futures contracts	$ 157,182	$ —	$ —	$ —	$ —
Swap contracts	—	(65,761)	—	—	—
Total Value	$ 157,182	$(65,761)	$ —	$ —	$ —

9. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon serves as the Portfolio’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Portfolio’s shareholder servicing and transfer agent.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Bond VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Bond VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Bond VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts

February 28, 2022

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Additional Information (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Portfolio’s ordinary income distributions derived from qualified interest income was 56.08%.

The Portfolio designated $3,022,778 as long-term capital gains distributions during the year ended December 31, 2021. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

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Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Bond VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between Amundi US and the Portfolio. In order for Amundi US to remain the investment adviser of the Portfolio, the Trustees of the Portfolio, including a majority of the Portfolio’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2021 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2021, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US, as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Portfolio and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed Amundi US’s investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Portfolio, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Portfolio reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Portfolio

In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

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Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.

The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio’s Class II shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Portfolio.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Portfolio and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management and administration agreements with the Portfolio, Amundi US performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Portfolio, including the methodology used by Amundi US in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and

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Approval of Renewal of Investment Management Agreement (continued)

profitability of Amundi US’s businesses other than the fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Portfolio, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

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Trustees, Officers and Service Providers

The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment Portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Trustee During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Independent Trustees:
Thomas J. Perna (71)	Trustee since 2006. Serves until a	Private investor (2004 – 2008 and	Director, Broadridge Financial
Chairman of the Board	successor trustee is elected or	2013 – present); Chairman (2008 – 2013)	Solutions, Inc. (investor
and Trustee	earlier retirement or removal.	and Chief Executive Officer (2008 – 2012),	communications and securities
		Quadriserv, Inc. (technology products for	processing provider for financial
		securities lending industry); and Senior	services industry) (2009 – present);
		Executive Vice President, The Bank of New York	Director, Quadriserv, Inc. (2005 –
		(financial and securities services) (1986 – 2004)	2013); and Commissioner, New Jersey
State Civil Service Commission
(2011 – 2015)
John E. Baumgardner, Jr. (70)	Trustee since 2019. Serves until a	Of Counsel (2019 – present), Partner	Chairman, The Lakeville Journal
Trustee	successor trustee is elected or	(1983-2018), Sullivan & Cromwell LLP	Company, LLC, (privately-held
	earlier retirement or removal.	(law firm).	community newspaper group)
(2015-present)
Diane Durnin (64)	Trustee since 2019. Serves until a	Managing Director - Head of Product Strategy	None
Trustee	successor trustee is elected or	and Development, BNY Mellon Investment
	earlier retirement or removal.	Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus
Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon Investment
Management (2007-2012); Executive Director-
Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus
Corporation (investment management firm)
(2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus
Corporation (1994-2000)
Benjamin M. Friedman (77)	Trustee since 2008. Serves until a	William Joseph Maier Professor of Political	Trustee, Mellon Institutional Funds
Trustee	successor trustee is elected or	Economy, Harvard University (1972 – present)	Investment Trust and Mellon
	earlier retirement or removal.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021. Serves until a	Partner, England & Company, LLC (advisory	Board Member of Carver Bancorp, Inc.
Trustee	successor trustee is elected or	firm) (2012 – present); Group Head – Leveraged	(holding company) and Carver Federal
	earlier retirement or removal.	Finance Distribution, Oppenheimer & Company	Savings Bank, NA (2017 – present);
		(investment bank) (2006 – 2012); Group Head –	Advisory Council Member,
		Private Finance & High Yield Capital Markets	MasterShares ETF (2016 – 2017);
		Origination, SunTrust Robinson Humphrey	Advisory Council Member, The Deal
		(investment bank) (2003 – 2006); and Founder	(financial market information
		and Chief Executive Officer, HNY Associates,	publisher) (2015 – 2016); Board
		LLC (investment bank) (1996 – 2003)	Co-Chairman and Chief Executive
Officer, Danis Transportation Company
(privately-owned commercial carrier)
(2000 – 2003); Board Member and
Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000);
Board Member, Federation of
Protestant Welfare Agencies (human
services agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

55

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers (continued)

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Trustee During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Independent Trustees: (continued)
Lorraine H. Monchak (65)	Trustee since 2017. (Advisory	Chief Investment Officer, 1199 SEIU Funds	None
Trustee	Trustee from 2014 - 2017). Serves	(healthcare workers union pension funds)
	until a successor trustee is elected	(2001 – present); Vice President – International
	or earlier retirement or removal.	Investments Group, American International
Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury
Group, Citibank, N.A. (1980 – 1986 and
1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding
Corporation (government-sponsored issuer of debt
securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment
bank) (1987 – 1988); and Mortgage Strategies
Group, Drexel Burnham Lambert, Ltd. (investment
bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 1995. Serves until a	Chief Financial Officer, American Ag Energy, Inc.	Director of New America High Income
Trustee	successor trustee is elected or	(controlled environment and agriculture	Fund, Inc. (closed-end investment
	earlier retirement or removal.	company) (2016 – present); and President and	company) (2004 – present); and
		Chief Executive Officer, Metric Financial Inc.	Member, Board of Governors,
		(formerly known as Newbury Piret Company)	Investment Company Institute
		(investment banking firm) (1981 – 2019)	(2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014. Serves until a	Private investor (2020 – present); Consultant	None
Trustee	successor trustee is elected or	(investment company services) (2012 – 2020);
	earlier retirement or removal.	Executive Vice President, BNY Mellon (financial
and investment company services) (1969 – 2012);
Director, BNY International Financing Corp.
(financial services) (2002 – 2012); Director, Mellon
Overseas Investment Corp. (financial services)
(2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment
companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland (financial
services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial
services) (2005-2007)
Interested Trustees:
Lisa M. Jones (59)*	Trustee since 2017. Serves until a	Director, CEO and President of Amundi US, Inc.	None
Trustee, President and	successor trustee is elected or	(investment management firm) (since
Chief Executive Officer	earlier retirement or removal	September 2014); Director, CEO and President
of Amundi Asset Management US, Inc. (since
September 2014); Director, CEO and President of
Amundi Distributor US, Inc. (since September 2014);
Director, CEO and President of Amundi Asset
Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc.
and Amundi Asset Management US, Inc. (September
2014 – 2018); Managing Director, Morgan Stanley
Investment Management (investment management
firm) (2010 – 2013); Director of Institutional Business,
CEO of International, Eaton Vance Management
(investment management firm) (2005 – 2010); and
Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014. Serves until a	Director and Executive Vice President (since	None
Trustee	successor trustee is elected or	2008) and Chief Investment Officer, U.S. (since
	earlier retirement or removal	2010) of Amundi US, Inc. (investment
management firm); Director and Executive Vice
President and Chief Investment Officer, U.S. of
Amundi US (since 2008); Executive Vice President
and Chief Investment Officer, U.S. of Amundi Asset
Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director
of Amundi Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.

56

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Officer During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Fund Officers:
Christopher J. Kelley (57)	Since 2003. Serves at the	Vice President and Associate General Counsel	None
Secretary and	discretion of the Board	of Amundi US since January 2008; Secretary and
Chief Legal Officer		Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of
the Pioneer Funds from September 2003 to
May 2010; and Vice President and Senior Counsel
of Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since	None
Assistant Secretary	discretion of the Board	May 2013 and Assistant Secretary of all the
Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of Amundi	None
Treasurer and Chief Financial	discretion of the Board	US; Treasurer of all of the Pioneer Funds since
and Accounting Officer		May 2021; Assistant Treasurer of all of the Pioneer
Funds from January 2021 to May 2021; and Chief
of Staff, US Investment Management of Amundi
US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2000. Serves at the	Director – Fund Treasury of Amundi US since	None
Assistant Treasurer	discretion of the Board	1999; and Assistant Treasurer of all of the
Pioneer Funds since 1999
Gary Sullivan (63)	Since 2002. Serves at the	Senior Manager – Fund Treasury of Amundi US	None
Assistant Treasurer	discretion of the Board	since 2012; and Assistant Treasurer of all of the
Pioneer Funds since 2002
Antonio Furtado (39)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US since 2020; Assistant Treasurer of all
of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
Michael Melnick (50)	Since 2021. Serves at the	Vice President - Deputy Fund Treasurer of	None
Assistant Treasurer	discretion of the Board	Amundi US since May 2021; Assistant Treasurer
of all of the Pioneer Funds since July 2021;
Director of Regulatory Reporting of Amundi US
from 2001 – 2021; and Director of Tax of
Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of	None
Chief Compliance Officer	discretion of the Board	Amundi US Asset Management; Amundi Asset
Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance
Officer of Amundi Distributor US, Inc. since
January 2014.
Kelly O’Donnell (50)	Since 2006. Serves at the	Vice President – Amundi Asset Management;	None
Anti-Money Laundering	discretion of the Board	and Anti-Money Laundering Officer of all the
Officer		Pioneer Funds since 2006

57

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58

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59

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60

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61

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

18656-16-0222

Pioneer Variable Contracts Trust

Pioneer Equity Income

VCT Portfolio

Class I and II Shares

Annual Report | December 31, 2021

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 12/31/21

Sector Distribution

(As a percentage of total investments)*

5 Largest Holdings

(As a percentage of total investments)*

1.	JPMorgan Chase & Co.	2.28%
2.	Gorman-Rupp Co.	2.06
3.	Sun Life Financial, Inc.	2.04
4.	Bank of America Corp.	2.03
5.	Alexandria Real Estate Equities, Inc.	2.01

* Excludes short term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 12/31/21

Prices and Distributions

Net Asset Value per Share	12/31/21	12/31/20
Class I	$19.21	$15.51
Class II	$19.55	$15.79

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/21 – 12/31/21)	Income	Capital Gains	Capital Gains
Class I	$0.2632	$ —	$ —
Class II	$0.2207	$ —	$ —

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Equity Income VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of December 31, 2021)
			Russell 1000
	Class I	Class II	Value Index
10 Years	‘12.43%	12.15%	12.97%
5 Years	10.73%	10.47%	11.16%
1 Year	25.70%	25.33%	25.16%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

2

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and (2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

2.	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from July 1, 2021 through December 31, 2021.

Share Class	I	II
Beginning Account Value on 7/1/21	$1,000.00	$1,000.00
Ending Account Value on 12/31/21	$1,092.00	$1,090.68
Expenses Paid During Period*	$ 4.22	$ 5.53

* Expenses are equal to the Portfolio’s annualized expense ratio of 0.80%, 1.05% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2021 through December 31, 2021.

Share Class	I	II
Beginning Account Value on 7/1/21	$1,000.00	$1,000.00
Ending Account Value on 12/31/21	$1,021.47	$1,009.91
Expenses Paid During Period*	$ 4.08	$ 5.35

* Expenses are equal to the Portfolio’s annualized expense ratio of 0.80%, 1.05% for Class I and II respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

3

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/21

In the following interview, John A. Carey discusses the market environment for equities and the factors that affected the performance of Pioneer Equity Income VCT Portfolio during the 12-month period ended December 31, 2021. Mr. Carey, Managing Director, Director of Equity Income, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Portfolio, along with Sammi Truong, a vice president and a portfolio manager at Amundi US, and Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi US.

Q:	How did the Portfolio perform over the 12-month period ended December 31, 2021?
A:	Pioneer Equity Income VCT Portfolio’s Class I shares returned 25.70% at net asset value during the 12-month period ended December 31, 2021, and Class II shares returned 25.33%, while the Portfolio’s benchmark, the Russell 1000 Value Index, returned 25.16%.
Q:	How would you describe the market for equities during the 12-month period ended December 31, 2021, particularly for the types of equities deemed appropriate for the Portfolio?
A:	The 12-month period ended December 31, 2021, was one of generally rising stock prices. For the period as a whole, growth stocks outperformed value stocks, as measured by, respectively, the Russell 1000 Value and the Russell 1000 Growth indices. While value started strong and outperformed growth in the initial few months of the period, the market saw a transition in style leadership towards growth as the year progressed. The 12-month period saw increasing confidence that the dread COVID-19 pandemic would eventually be brought under control and that world economies could continue reopening and growing. At the same time, especially in the second half of the period, concerns heightened over signs of inflation and the potential for higher interest rates. The concerns somewhat dampened the enthusiasm for value stocks, which have tended to be more cyclical and economically sensitive, and led investors to reemphasize large growth stocks, despite the much higher price-to-earnings multiples of many of the prominent companies in the growth segment. Positive, we think, for the Portfolio – which emphasizes owning stocks that have typically paid dividends* – is, potentially, a resumed interest in current income on the part of investors nervous about the stock market.
Q:	Could you please discuss the main factors affecting the Portfolio’s benchmark-relative performance during the 12-month period ended December 31, 2021, and any investments or strategies significantly helping or hurting benchmark-relative returns?
A:	Looking at the Portfolio’s performance versus its benchmark, the Russell 1000 Value Index (the Russell Index), over the 12-month period, we see that sector allocations detracted from relative returns, while stock selections contributed positively. The Portfolio underperformed in the first half of the period, when market enthusiasm for the economic reopening made possible by vaccines for COVID-19 was at a height, as investors went back into stocks that had suffered during the shutdowns earlier in 2020, when the virus was raging and

* Dividends are not guaranteed.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

4

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

vaccines were still in the future. We had been cautious about positioning the Portfolio in stocks of companies that the economic slowdown appeared to have impaired with respect to profitability. During the second half of the period, however, the Portfolio did better and outperformed the Russell Index as investors began focusing on the potential for a new economic slowdown along with a rise in interest rates.

For the full 12-month period ended December 31, 2021, the Portfolio’s sector allocations showed negative performance attribution versus the benchmark Russell Index. An overweight to the weak-performing utilities sector and an underweight to the strong-performing financials sector hurt the Portfolio’s relative returns. Seeing further headwinds for utilities with rising interest rates, we reduced the Portfolio’s utilities exposure during the second half of the period and had moved to an underweight as of period-end.

On the positive side, the Portfolio’s overweight to the top-performing energy sector helped the Portfolio’s relative returns throughout the period, as did an underweight to the underperforming communications services sector.

Stock selection had a more decisive effect on the Portfolio’s relative performance during the period. Performance attribution versus the Russell Index from stock selection was negative in the first half of the period, then turned positive over the second half, which more than offset the Portfolio’s benchmark-relative performance deficit from the first half. Individual stocks that were negative performance attributors for the 12-month period included Portfolio positions in Clorox (consumer staples), VF (consumer discretionary), and WEC Energy (utilities), as well as underweight exposure to ExxonMobil (energy); meanwhile, positive attributors included Nucor (materials), KLA (information technology), Eli Lilly (health care), and Marathon Petroleum (energy).

Clorox, a cleaning-supplies maker, was a big early beneficiary of the conditions created by the pandemic, as demand for its products soared, but waning concerns about the virus later in the period diminished interest in the stock. VF, an apparel and footwear company, was impacted by manufacturing constraints and transportation disruptions that limited its ability to capitalize on demand during the fall and winter. ExxonMobil was a very good performer, but the Portfolio did not own the stock at the beginning of the period, and while we did buy shares later, the Portfolio remained underweight versus the Russell Index, which detracted from relative returns. Shares of WEC Energy lagged right along with its utilities sector counterparts during the period.

On the plus side, steel-producer Nucor – though it, too, corrected later in the period – kept enough of its early share-price gains to remain a top relative performer for the Portfolio over the full 12-month period. KLA, a semiconductor-equipment company, benefited from strong demand for equipment from semiconductor manufacturers; the company’s share price rose also because of numerous announced plans for factory expansions by the manufacturers. Eli Lilly, the pharmaceutical giant, showed promising results in its Alzheimer’s-disease research and enjoyed continued success with its key

5

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/21 (continued)

diabetes products. Finally, Marathon Petroleum, an oil refiner, saw an uplift in its sales from the increase in both driving and flying as the economy emerged from the worst of the pandemic-related shutdowns.

Q:	Could you highlight some of the more notable changes you made to the Portfolio during the 12-month period ended December 31, 2021?
A:	It was an active period for the Portfolio. In the 12-month period ended December 31, 2021, we added 28 positions to the Portfolio and eliminated 24. Early in the period, and continuing into the second half, we expanded the Portfolio’s energy holdings, ending with an overweight to the sector versus the Russell Index as of December 31, 2021. In reducing the Portfolio’s weighting to utilities, we eliminated five positions while initiating two positions in the regulated natural-gas and water utilities segment.

Rising inflation has generally meant stronger demand for gold, and so we added exposure to the mining sector. With rising agricultural-commodities and other input costs and, we feel, uncertain ability to raise prices commensurately, packaged-food companies appeared to us relatively unattractive, and we accordingly sold the Portfolio’s positions in several packaged-food companies during the period. Health care was another sector in which we did some re-arranging, selling three Portfolio positions and adding six.

Q:	Did the Portfolio have any derivatives exposure during the 12-month period ended December 31, 2021?
A:	No, the Portfolio held no derivatives during the period.
Q:	What is your outlook for equities heading into the Portfolio’s new fiscal year?
A:	We think that the US economy can keep growing over the coming year, though the growth may well be slower than during this past year. Inflation, higher interest rates, the ending of some government stimulus programs, labor scarcity and rising wages, international tensions, and potential commodities shortages could all restrain the rate of economic growth in the US. On the positive side, there remains pent-up consumer demand from the pandemic shutdowns; and we think capital spending as well, which has been restrained during the pandemic as worried companies have husbanded cash, could surge and significantly enhance economic-growth prospects.

We have emphasized owning shares of companies in the Portfolio that we think can adjust to growth with inflation; key Portfolio sector overweights versus the Russell Index as of period-end are in materials and energy. We are not so sure that the consumer will manage as well with rising inflation, and, taking consumer discretionary and consumer staples together, the Portfolio has approximately a neutral weighting in those sectors overall versus the benchmark. The Portfolio’s biggest absolute weight is in financials, but it remains underweight versus the benchmark. We believe there are surely companies within the financials sector that may benefit for a time from the higher interest rates that usually accompany inflation. However, in due course, the rising “cost of money” could pinch profits in the financials sector,

6

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

too, and also raise risks in regard to loan quality. Health care and information technology are two of the “growthier” areas within the Portfolio’s value universe, and we have continued to find opportunities in both sectors. One must watch closely, though, for changes in government regulatory and antitrust policies that could affect some of the favorable pricing that companies in those sectors have enjoyed.

As always, we shall be devoting our time and attention to researching the business prospects of individual companies, in an effort to build and maintain a diversified** portfolio of holdings that we believe have sound long-term potential for share-price appreciation and dividend payments.

Thank you as always for your support.

** Diversification does not assure a profit nor protect against loss.

7

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/21 (continued)

A Word About Risk:

 All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

 Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

 The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

 At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

 These risks may increase share price volatility.

Please refer to the Schedule of Investments on pages 9 to 13 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

8

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21

Shares		Value
	UNAFFILIATED ISSUERS — 99.9%
	COMMON STOCKS — 99.7% of Net Assets
	Air Freight & Logistics — 0.7%
7,413	CH Robinson Worldwide, Inc.	$ 797,861
	Total Air Freight & Logistics	$ 797,861
	Auto Components — 1.2%
31,535	BorgWarner, Inc.	$ 1,421,282
	Total Auto Components	$ 1,421,282
	Automobiles — 1.1%
38,669	Ford Motor Co.	$ 803,155
19,926	Honda Motor Co., Ltd. (A.D.R.)	566,895
	Total Automobiles	$ 1,370,050
	Banks — 7.2%
55,154	Bank of America Corp.	$ 2,453,802
17,424	JPMorgan Chase & Co.	2,759,090
9,868	M&T Bank Corp.	1,515,527
9,881	PNC Financial Services Group, Inc.	1,981,338
	Total Banks	$ 8,709,757
	Biotechnology — 1.0%
15,900	Gilead Sciences, Inc.	$ 1,154,499
	Total Biotechnology	$ 1,154,499
	Capital Markets — 5.3%
25,705	Bank of New York Mellon Corp.	$ 1,492,947
15,684	Charles Schwab Corp.	1,319,024
14,089	Northern Trust Corp.	1,685,185
11,414	State Street Corp.	1,061,502
4,308	T Rowe Price Group, Inc.	847,125
	Total Capital Markets	$ 6,405,783
	Chemicals — 2.3%
8,571	Celanese Corp.	$ 1,440,443
7,207	Corteva, Inc.	340,747
7,978	Dow, Inc.	452,512
7,599	DuPont de Nemours, Inc.	613,847
	Total Chemicals	$ 2,847,549
	Commercial Services & Supplies — 0.8%
6,336	MSA Safety, Inc.	$ 956,483
	Total Commercial Services & Supplies	$ 956,483
	Containers & Packaging — 0.3%
19,950	Graphic Packaging Holding Co.	$ 389,025
	Total Containers & Packaging	$ 389,025
	Diversified Telecommunication Services — 3.4%
53,066	AT&T, Inc.	$ 1,305,424
11,223	BCE, Inc.	584,045
42,391	Verizon Communications, Inc.	2,202,636
	Total Diversified Telecommunication Services	$ 4,092,105
	Electric Utilities — 2.1%
8,021	American Electric Power Co., Inc.	$ 713,628

The accompanying notes are an integral part of these financial statements.

9

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Shares		Value
	Electric Utilities — (continued)
12,309	Eversource Energy	$ 1,119,873
7,086	NextEra Energy, Inc.	661,549
	Total Electric Utilities	$ 2,495,050
	Electrical Equipment — 0.7%
9,015	Emerson Electric Co.	$ 838,125
	Total Electrical Equipment	$ 838,125
	Electronic Equipment, Instruments & Components — 2.0%
2,510	CDW Corp.	$ 513,998
11,016	Corning, Inc.	410,126
9,248	TE Connectivity, Ltd.	1,492,072
	Total Electronic Equipment, Instruments & Components	$ 2,416,196
	Energy Equipment & Services — 1.1%
28,298	Baker Hughes Co.	$ 680,850
20,142	Schlumberger, Ltd.	603,253
	Total Energy Equipment & Services	$ 1,284,103
	Equity Real Estate Investment Trusts (REITs) — 5.1%
10,909	Alexandria Real Estate Equities, Inc.	$ 2,432,270
8,169	Camden Property Trust	1,459,637
2,586	Crown Castle International Corp.	539,802
3,515	DigitalRealty Trust, Inc.	621,698
18,359	Healthcare Realty Trust, Inc.	580,879
3,522	Prologis, Inc.	592,964
	Total Equity Real Estate Investment Trusts (REITs)	$ 6,227,250
	Food Products — 4.1%
2,542	Hershey Co.	$ 491,801
5,399	John B Sanfilippo & Son, Inc.	486,774
13,868	McCormick & Co., Inc., Class VTG	1,339,787
24,919	Mondelez International, Inc., Class A	1,652,379
6,996	Nestle S.A. (A.D.R.)	982,028
	Total Food Products	$ 4,952,769
	Health Care Equipment & Supplies — 1.8%
15,509	Abbott Laboratories	$ 2,182,737
	Total Health Care Equipment & Supplies	$ 2,182,737
	Health Care Providers & Services — 4.9%
8,260	AmerisourceBergen Corp.	$ 1,097,671
2,673	Anthem, Inc.	1,239,042
11,159	CVS Health Corp.	1,151,163
2,307	Humana, Inc.	1,070,125
8,271	Quest Diagnostics, Inc.	1,430,966
	Total Health Care Providers & Services	$ 5,988,967
	Health Care Technology — 1.4%
18,321	Cerner Corp.	$ 1,701,471
	Total Health Care Technology	$ 1,701,471
	Household Durables — 0.4%
3,880	Garmin, Ltd.	$ 528,340
	Total Household Durables	$ 528,340

The accompanying notes are an integral part of these financial statements.

10

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Household Products — 1.5%
4,602	Clorox Co.	$ 802,405
6,448	Procter & Gamble Co.	1,054,764
	Total Household Products	$ 1,857,169
	Industrial Conglomerates — 0.5%
2,792	Honeywell International, Inc.	$ 582,160
	Total Industrial Conglomerates	$ 582,160
	Insurance — 5.5%
10,268	Chubb, Ltd.	$ 1,984,907
10,154	First American Financial Corp.	794,347
21,566	Lincoln National Corp.	1,472,095
44,304	Sun Life Financial, Inc.	2,467,290
	Total Insurance	$ 6,718,639
	IT Services — 3.7%
2,313	Accenture Plc, Class A	$ 958,854
3,313	Automatic Data Processing, Inc.	816,920
3,043	Broadridge Financial Solutions, Inc.	556,321
7,745	Cognizant Technology Solutions Corp., Class A	687,136
4,088	Fidelity National Information Services, Inc.	446,205
7,033	Paychex, Inc.	960,005
	Total IT Services	$ 4,425,441
	Machinery — 6.0%
4,958	Caterpillar, Inc.	$ 1,025,017
55,794	Gorman-Rupp Co.	2,485,623
2,104	Illinois Tool Works, Inc.	519,267
6,239	Oshkosh Corp.	703,198
18,697	PACCAR, Inc.	1,650,197
12,278	Timken Co.	850,742
	Total Machinery	$ 7,234,044
	Media — 2.5%
31,159	Comcast Corp., Class A	$ 1,568,232
21,982	Interpublic Group of Cos., Inc.	823,226
8,440	Omnicom Group, Inc.	618,399
	Total Media	$ 3,009,857
	Metals & Mining — 5.6%
8,953	Kaiser Aluminum Corp.	$ 841,045
14,282	Materion Corp.	1,313,087
21,277	Newmont Corp.	1,319,600
14,001	Nucor Corp.	1,598,214
10,816	Reliance Steel & Aluminum Co.	1,754,571
	Total Metals & Mining	$ 6,826,517
	Multiline Retail — 2.3%
3,742	Dollar General Corp.	$ 882,476
6,484	Kohl's Corp.	320,245
7,071	Target Corp.	1,636,512
	Total Multiline Retail	$ 2,839,233

The accompanying notes are an integral part of these financial statements.

11

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Shares		Value
	Multi-Utilities — 0.6%
11,819	CMS Energy Corp.	$ 768,826
	Total Multi-Utilities	$ 768,826
	Oil, Gas & Consumable Fuels — 5.8%
12,856	Chevron Corp.	$ 1,508,652
15,328	ConocoPhillips	1,106,375
10,147	Exxon Mobil Corp.	620,895
25,868	Marathon Petroleum Corp.	1,655,293
13,987	Phillips 66	1,013,498
15,081	Valero Energy Corp.	1,132,734
	Total Oil, Gas & Consumable Fuels	$ 7,037,447
	Pharmaceuticals — 6.6%
13,680	AstraZeneca Plc (A.D.R.)	$ 796,860
8,290	Eli Lilly & Co.	2,289,864
2,776	Johnson & Johnson	474,890
5,032	Merck KGaA (A.D.R.)	262,167
15,147	Novo Nordisk AS (A.D.R.)	1,696,464
10,668	Organon & Co.	324,841
36,743	Pfizer, Inc.	2,169,674
	Total Pharmaceuticals	$ 8,014,760
	Professional Services — 0.7%
9,740	Leidos Holdings, Inc.	$ 865,886
	Total Professional Services	$ 865,886
	Road & Rail — 0.4%
1,774	Norfolk Southern Corp.	$ 528,137
	Total Road & Rail	$ 528,137
	Semiconductors & Semiconductor Equipment — 5.1%
8,752	Analog Devices, Inc.	$ 1,538,339
2,814	CMC Materials, Inc.	539,415
4,188	KLA Corp.	1,801,301
4,464	QUALCOMM, Inc.	816,332
8,005	Texas Instruments, Inc.	1,508,702
	Total Semiconductors & Semiconductor Equipment	$ 6,204,089
	Specialty Retail — 0.3%
5,026	TJX Cos., Inc.	$ 381,574
	Total Specialty Retail	$ 381,574
	Technology Hardware, Storage & Peripherals — 0.6%
42,634	Hewlett Packard Enterprise Co.	$ 672,338
	Total Technology Hardware, Storage & Peripherals	$ 672,338
	Textiles, Apparel & Luxury Goods — 2.0%
12,469	Carter's, Inc.	$ 1,262,112
16,055	VF Corp.	1,175,547
	Total Textiles, Apparel & Luxury Goods	$ 2,437,659
	Trading Companies & Distributors — 2.5%
23,004	Fastenal Co.	$ 1,473,636
8,442	Ferguson Plc	1,514,411
	Total Trading Companies & Distributors	$ 2,988,047

The accompanying notes are an integral part of these financial statements.

12

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
Water Utilities — 0.6%
14,111	Essential Utilities, Inc.	$ 757,620
	Total Water Utilities	$ 757,620
TOTAL COMMON STOCKS
	(Cost $77,919,049)	$120,908,845
SHORT TERM INVESTMENTS — 0.2% of Net Assets
Open-End Mutual Funds — 0.2%
227,903	Dreyfus Government Cash Management,
	Institutional Shares, 0.03%(a)	$ 227,903
$ 227,903
TOTAL SHORT TERM INVESTMENTS
	(Cost $227,903)	$ 227,903
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.9%
	(Cost $78,146,952)	$121,136,748
	OTHER ASSETS AND LIABILITIES — 0.1%	$ 168,081
	NET ASSETS — 100.0%	$121,304,829

(A.D.R.)	American Depositary Receipts.
REIT	Real Estate Investment Trust.
(a)	Rate periodically changes. Rate disclosed is the 7-day yield at December 31, 2021.

Purchases and sales of securities (excluding short term investments) for the year ended December 31, 2021, aggregated $32,830,343 and $45,879,057, respectively.

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2021, the Portfolio did not engage in any cross trade activity.

At December 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $78,454,028 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 44,058,198
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,375,478)
Net unrealized appreciation	$ 42,682,720

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of December 31, 2021, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$120,908,845	$ —	$ —	$120,908,845
Open-End Mutual Funds	227,903	—	—	227,903
Total Investments in Securities	$121,136,748	$ —	$ —	$121,136,748

During the year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

13

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 12/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $78,146,952)	$ 121,136,748
Cash	20,277
Receivables —
Portfolio shares sold	8,301
Dividends	210,901
Interest	7
Total assets	$ 121,376,234

LIABILITIES:
Payables —
Portfolio shares repurchased	$ 8,947
Trustees' fees	909
Due to affiliates	15,035
Accrued expenses	46,514
Total liabilities	$ 71,405

NET ASSETS:
Paid-in capital	$ 66,477,702
Distributable earnings	54,827,127
Net assets	$ 121,304,829

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $87,047,051/4,532,309 shares)	$ 19.21
Class ll (based on $34,257,778/1,752,422 shares)	$ 19.55

The accompanying notes are an integral part of these financial statements.

14

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations

FOR THE YEAR ENDED 12/31/21
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $36,882)	$ 2,855,430
Interest from unaffiliated issuers	34
Total Investment Income		$ 2,855,464
EXPENSES:
Management fees	$ 776,506
Administrative expenses	77,055
Distribution fees
Class ll	88,564
Custodian fees	8,050
Professional fees	51,908
Printing expense	26,117
Trustees' fees	8,538
Insurance expense	134
Miscellaneous	3,191
Total expenses		$ 1,040,063
Net investment income		$ 1,815,401
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$14,935,026
Other assets and liabilities denominated in foreign currencies	1,267	$14,936,293
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 9,908,703
Other assets and liabilities denominated in foreign currencies	(5,529)	$ 9,903,174
Net realized and unrealized gain (loss) on investments		$24,839,467
Net increase in net assets resulting from operations		$26,654,868

The accompanying notes are an integral part of these financial statements.

15

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/21	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 1,815,401	$ 1,971,494
Net realized gain (loss) on investments	14,936,293	(3,593,904)
Change in net unrealized appreciation (depreciation) on investments	9,903,174	(367,986)
Net increase (decrease) in net assets resulting from operations	$ 26,654,868	$ (1,990,396)
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($0.26 and $0.96 per share, respectively)	$ (1,252,526)	$ (4,783,755)
Class ll ($0.22 and $0.92 per share, respectively)	(426,200)	(2,044,931)
Total distributions to shareowners	$ (1,678,726)	$ (6,828,686)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 14,070,208	$ 10,173,594
Reinvestment of distributions	1,678,726	6,828,686
Cost of shares repurchased	(29,756,794)	(26,377,213)
Net decrease in net assets resulting from Portfolio share transactions	$ (14,007,860)	$ (9,374,933)
Net increase (decease) in net assets	$ 10,968,282	$(18,194,015)
NET ASSETS:
Beginning of year	$ 110,336,547	$128,530,562
End of year	$ 121,304,829	$110,336,547

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/21	12/31/20	12/31/20
	Shares	Amount	Shares	Amount
Class I
Shares sold	390,444	$ 7,032,766	153,265	$ 2,184,035
Reinvestment of distributions	70,457	1,252,526	356,246	4,783,755
Less shares repurchased	(802,604)	(14,249,916)	(1,017,480)	(14,858,098)
Net decrease	(341,703)	$ (5,964,624)	(507,969)	$ (7,890,308)
Class ll
Shares sold	393,381	$ 7,037,442	550,488	$ 7,989,559
Reinvestment of distributions	23,629	426,200	149,550	2,044,931
Less shares repurchased	(863,747)	(15,506,878)	(800,045)	(11,519,115)
Net decrease	(446,737)	$ (8,043,236)	(100,007)	$ (1,484,625)

The accompanying notes are an integral part of these financial statements.

16

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class I
Net asset value, beginning of period	$ 15.51	$ 16.65	$ 23.41	$ 32.49	$ 31.25
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.28	0.28	0.42	0.81	0.60
Net realized and unrealized gain (loss)
on investments	3.68	(0.46)	4.45	(2.99)	3.91
Net increase (decrease) from investment operations	$ 3.96	$ (0.18)	$ 4.87	$ (2.18)	$ 4.51
Distributions to shareowners:
Net investment income	(0.26)	(0.39)	(0.56)	(0.70)	(0.55)
Net realized gain	—	(0.57)	(11.07)	(6.20)	(2.72)
Total distributions	$ (0.26)	$ (0.96)	$ (11.63)	$ (6.90)	$ (3.27)
Net increase (decrease) in net asset value	$3.70	$(1.14)	$(6.76)	$(9.08)	$1.24
Net asset value, end of period	$19.21	$15.51	$ 16.65	$3.41	$32.49
Total return(b)	25.70%	(0.04)%	25.56%	(8.59)%(c)	15.46%
Ratio of net expenses to average net assets	0.80%	0.80%	0.79%	0.79%	0.71%
Ratio of net investment income (loss) to average
net assets	1.59%	1.95%	2.18%	2.82%	1.90%
Portfolio turnover rate	28%	14%	21%	28%	33%
Net assets, end of period (in thousands)	$87,047	$75,613	$89,623	$ 82,212	$105,198

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.63)%.
NOTE:	The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

17

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights (continued)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class II
Net asset value, beginning of period	$ 15.79	$ 16.92	$ 23.62	$ 32.70	$ 31.43
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.24	0.25	0.38	0.50	0.52
Net realized and unrealized gain (loss)
on investments	3.74	(0.46)	4.49	(2.75)	3.94
Net increase (decrease) from investment operations	$ 3.98	$ (0.21)	$ 4.87	$ (2.25)	$ 4.46
Distributions to shareowners:
Net investment income	(0.22)	(0.35)	(0.50)	(0.63)	(0.47)
Net realized gain	—	(0.57)	(11.07)	(6.20)	(2.72)
Total distributions	$ (0.22)	$ (0.92)	$ (11.57)	$ (6.83)	$ (3.19)
Net increase (decrease) in net asset value	$3.76	$(1.13)	$(6.70)	$(9.08)	$1.27
Net asset value, end of period	$19.55	$15.79	$16.92	$23.62	$32.70
Total return(b)	25.33%	(0.26)%	25.23%	(8.77)%(c)	15.18%
Ratio of net expenses to average net assets	1.05%	1.05%	1.04%	0.98%	0.97%
Ratio of net investment income (loss) to average
net assets	1.35%	1.70%	1.93%	1.61%	1.65%
Portfolio turnover rate	28%	14%	21%	28%	33%
Net assets, end of period (in thousands)	$34,258	$34,723	$38,908	$ 33,569	$247,973

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.81)%.
NOTE:	The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

18

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21

1. Organization and Significant Accounting Policies

Pioneer Equity Income VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser serves as the Portfolio’s distributor (the “Distributor”).

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team

19

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21 (continued)

comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

At December 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2021, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts ("REITs"), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs

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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At December 31, 2021, the Portfolio reclassified $1,024 to increase distributable earnings and $1,024 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

During the year ended December 31, 2021, a capital loss carryforward of $3,506,061 was utilized to offset net realized gains by the Portfolio.

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$1,678,726	$ 2,715,228
Long-term capital gain	—	4,113,458
Total distributions	$1,678,726	$ 6,828,686

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 66,366
Undistributed long-term gain	12,078,041
Net unrealized appreciation	42,682,720
Total	$54,827,127

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and REITs.

E. Portfolio Shares and Class Allocations

The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.

Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Dividends and distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F. Risks

The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio. The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21 (continued)

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and 0.60% of the Portfolio’s average daily net assets over $1 billion. For the year ended December 31, 2021, the effective management fee was equivalent to 0.65% annualized of the Portfolio’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $6,647 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2021.

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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

3. Compensation of Trustees and Officers

The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. For the year ended December 31, 2021, the Portfolio paid $8,538 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At December 31, 2021, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $909.

4. Transfer Agent

For the period from January 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Portfolio at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.

5. Distribution Plan

The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $8,388 in distribution fees payable to the Distributor at December 31, 2021.

6. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon serves as the Portfolio’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Portfolio’s shareholder servicing and transfer agent.

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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Equity Income VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Equity Income VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Equity Income VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
February 28, 2022

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Additional Information (Unaudited)

For the year ended December 31, 2021, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

The qualifying percentage of the Portfolio’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.

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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Equity Income VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between Amundi US and the Portfolio. In order for Amundi US to remain the investment adviser of the Portfolio, the Trustees of the Portfolio, including a majority of the Portfolio’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2021 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2021, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Portfolio and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed Amundi US’s investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Portfolio, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Portfolio reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Portfolio

In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.

The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Portfolio’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Portfolio’s Class I shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Portfolio’s Class I shares was in the fourth quintile relative to its Strategic Insight peer group.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Portfolio and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management and administration agreements with the Portfolio, Amundi US performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Portfolio, including the methodology used by Amundi US in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Renewal of Investment Management Agreement (continued)

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Portfolio, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

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Trustees, Officers and Service Providers

The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment Portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Trustee During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years

Independent Trustees:

Thomas J. Perna (71)	Trustee since 2006. Serves until a	Private investor (2004 – 2008 and	Director, Broadridge Financial
Chairman of the Board	successor trustee is elected or	2013 – present); Chairman (2008 – 2013)	Solutions, Inc. (investor
and Trustee	earlier retirement or removal.	and Chief Executive Officer (2008 – 2012),	communications and securities
		Quadriserv, Inc. (technology products for	processing provider for financial
		securities lending industry); and Senior	services industry) (2009 – present);
		Executive Vice President, The Bank of New York	Director, Quadriserv, Inc. (2005 –
		(financial and securities services) (1986 – 2004)	2013); and Commissioner, New Jersey
State Civil Service Commission
(2011 – 2015)
John E. Baumgardner, Jr. (70)	Trustee since 2019. Serves until a	Of Counsel (2019 – present), Partner	Chairman, The Lakeville Journal
Trustee	successor trustee is elected or	(1983-2018), Sullivan & Cromwell LLP	Company, LLC, (privately-held
	earlier retirement or removal.	(law firm).	community newspaper group)
(2015-present)
Diane Durnin (64)	Trustee since 2019. Serves until a	Managing Director - Head of Product Strategy	None
Trustee	successor trustee is elected or	and Development, BNY Mellon Investment
	earlier retirement or removal.	Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus
Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon Investment
Management (2007-2012); Executive Director-
Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus
Corporation (investment management firm)
(2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus
Corporation (1994-2000)
Benjamin M. Friedman (77)	Trustee since 2008. Serves until a	William Joseph Maier Professor of Political	Trustee, Mellon Institutional Funds
Trustee	successor trustee is elected or	Economy, Harvard University (1972 – present)	Investment Trust and Mellon
	earlier retirement or removal.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021. Serves until a	Partner, England & Company, LLC (advisory	Board Member of Carver Bancorp, Inc.
Trustee	successor trustee is elected or	firm) (2012 – present); Group Head – Leveraged	(holding company) and Carver Federal
	earlier retirement or removal.	Finance Distribution, Oppenheimer & Company	Savings Bank, NA (2017 – present);
		(investment bank) (2006 – 2012); Group Head –	Advisory Council Member,
		Private Finance & High Yield Capital Markets	MasterShares ETF (2016 – 2017);
		Origination, SunTrust Robinson Humphrey	Advisory Council Member, The Deal
		(investment bank) (2003 – 2006); and Founder	(financial market information
		and Chief Executive Officer, HNY Associates,	publisher) (2015 – 2016); Board
		LLC (investment bank) (1996 – 2003)	Co-Chairman and Chief Executive
Officer, Danis Transportation Company
(privately-owned commercial carrier)
(2000 – 2003); Board Member and
Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000);
Board Member, Federation of
Protestant Welfare Agencies (human
services agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers (continued)

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Trustee During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years

Independent Trustees: (continued)
Lorraine H. Monchak (65)	Trustee since 2017. (Advisory	Chief Investment Officer, 1199 SEIU Funds	None
Trustee	Trustee from 2014 - 2017). Serves	(healthcare workers union pension funds)
	until a successor trustee is elected	(2001 – present); Vice President – International
	or earlier retirement or removal.	Investments Group, American International
Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury
Group, Citibank, N.A. (1980 – 1986 and
1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding
Corporation (government-sponsored issuer of debt
securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment
bank) (1987 – 1988); and Mortgage Strategies
Group, Drexel Burnham Lambert, Ltd. (investment
bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 1995. Serves until a	Chief Financial Officer, American Ag Energy, Inc.	Director of New America High Income
Trustee	successor trustee is elected or	(controlled environment and agriculture	Fund, Inc. (closed-end investment
	earlier retirement or removal.	company) (2016 – present); and President and	company) (2004 – present); and
		Chief Executive Officer, Metric Financial Inc.	Member, Board of Governors,
		(formerly known as Newbury Piret Company)	Investment Company Institute
		(investment banking firm) (1981 – 2019)	(2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014. Serves until a	Private investor (2020 – present); Consultant	None
Trustee	successor trustee is elected or	(investment company services) (2012 – 2020);
	earlier retirement or removal.	Executive Vice President, BNY Mellon (financial
and investment company services) (1969 – 2012);
Director, BNY International Financing Corp.
(financial services) (2002 – 2012); Director, Mellon
Overseas Investment Corp. (financial services)
(2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment
companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland (financial
services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial
services) (2005-2007)
Interested Trustees:
Lisa M. Jones (59)*	Trustee since 2017. Serves until a	Director, CEO and President of Amundi US, Inc.	None
Trustee, President and	successor trustee is elected or	(investment management firm) (since
Chief Executive Officer	earlier retirement or removal	September 2014); Director, CEO and President
of Amundi Asset Management US, Inc. (since
September 2014); Director, CEO and President of
Amundi Distributor US, Inc. (since September 2014);
Director, CEO and President of Amundi Asset
Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc.
and Amundi Asset Management US, Inc. (September
2014 – 2018); Managing Director, Morgan Stanley
Investment Management (investment management
firm) (2010 – 2013); Director of Institutional Business,
CEO of International, Eaton Vance Management
(investment management firm) (2005 – 2010); and
Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014. Serves until a	Director and Executive Vice President (since	None
Trustee	successor trustee is elected or	2008) and Chief Investment Officer, U.S. (since
	earlier retirement or removal	2010) of Amundi US, Inc. (investment
management firm); Director and Executive Vice
President and Chief Investment Officer, U.S. of
Amundi US (since 2008); Executive Vice President
and Chief Investment Officer, U.S. of Amundi Asset
Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director
of Amundi Holdings US, Inc. (since 2017)

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.

30

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Officer During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years

Fund Officers:
Christopher J. Kelley (57)	Since 2003. Serves at the	Vice President and Associate General Counsel	None
Secretary and	discretion of the Board	of Amundi US since January 2008; Secretary and
Chief Legal Officer		Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of
the Pioneer Funds from September 2003 to
May 2010; and Vice President and Senior Counsel
of Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since	None
Assistant Secretary	discretion of the Board	May 2013 and Assistant Secretary of all the
Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of Amundi	None
Treasurer and Chief Financial	discretion of the Board	US; Treasurer of all of the Pioneer Funds since
and Accounting Officer		May 2021; Assistant Treasurer of all of the Pioneer
Funds from January 2021 to May 2021; and Chief
of Staff, US Investment Management of Amundi
US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2000. Serves at the	Director – Fund Treasury of Amundi US since	None
Assistant Treasurer	discretion of the Board	1999; and Assistant Treasurer of all of the
Pioneer Funds since 1999
Gary Sullivan (63)	Since 2002. Serves at the	Senior Manager – Fund Treasury of Amundi US	None
Assistant Treasurer	discretion of the Board	since 2012; and Assistant Treasurer of all of the
Pioneer Funds since 2002
Antonio Furtado (39)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US since 2020; Assistant Treasurer of all
of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
Michael Melnick (50)	Since 2021. Serves at the	Vice President - Deputy Fund Treasurer of	None
Assistant Treasurer	discretion of the Board	Amundi US since May 2021; Assistant Treasurer
of all of the Pioneer Funds since July 2021;
Director of Regulatory Reporting of Amundi US
from 2001 – 2021; and Director of Tax of
Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of	None
Chief Compliance Officer	discretion of the Board	Amundi US Asset Management; Amundi Asset
Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance
Officer of Amundi Distributor US, Inc. since
January 2014.
Kelly O’Donnell (50)	Since 2006. Serves at the	Vice President – Amundi Asset Management;	None
Anti-Money Laundering	discretion of the Board	and Anti-Money Laundering Officer of all the
Officer		Pioneer Funds since 2006

31

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33

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36

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37

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

18648-16-0222

Pioneer Variable Contracts Trust

Pioneer Select Mid Cap Growth

VCT Portfolio

Class I Shares

Annual Report | December 31, 2021

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Update 12/31/21

5 Largest Holdings
(As a percentage of total investments)*
1.	Synopsys, Inc.	2.38%
2.	MSCI, Inc.	2.09
3.	Johnson Controls International Plc	2.00
4.	Generac Holdings, Inc.	1.99
5.	EPAM Systems, Inc.	1.96

*	Excludes short term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any

Performance Update 12/31/21

Prices and Distributions

Net Asset Value per Share	12/31/21	12/31/20
Class I	$34.90	$37.52

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/21 – 12/31/21)	Income	Capital Gains	Capital Gains
Class I	$ —	$0.3544	$5.2059

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I shares of Pioneer Select Mid Cap Growth VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns

(As of December 31, 2021)

		Russell Midcap
	Class I	Growth Index
10 Years	15.65%	16.63%
5 Years	19.47%	19.83%
1 Year	8.07%	12.73%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

2

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

2.	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on actual returns from July 1, 2021 through December 31, 2021.

Share Class	I
Beginning Account Value on 7/1/21	$1,000.00
Ending Account Value on 12/31/21	$977.57
Expenses Paid During Period*	$4.44

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.89% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2021 through December 31, 2021.

Share Class	I
Beginning Account Value on 7/1/21	$1,000.00
Ending Account Value on 12/31/21	$1,020.72
Expenses Paid During Period*	$4.53

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.89% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/21

In the following interview, Ken Winston discusses the market environment and the factors that affected the performance of Pioneer Select Mid Cap Growth VCT Portfolio during the 12-month period ended December 31, 2021. Mr. Winston, a senior vice president at Amundi Asset Management US, Inc. (Amundi US) and lead portfolio manager of the Portfolio, is responsible for the day-to-day management of the Portfolio, along with Shaji John, a vice president and a portfolio manager at Amundi US, and David Sobell, a vice president and portfolio manager at Amundi US.

Q:	How did the Portfolio perform during the 12-month period ended December 31, 2021?
A:	Pioneer Select Mid Cap Growth VCT Portfolio’s Class I shares returned 8.07% at net asset value (NAV) during the 12-month period ended December 31, 2021, while the Portfolio’s benchmark, the Russell Midcap Growth Index (the Russell Index), returned 12.73%.
Q:	How would you describe the investment environment in the equity market during the 12-month period ended December 31, 2021?
A:	Domestic equities delivered strong returns to investors over the 12-month period, with mid-cap value stocks outpacing mid-cap growth stocks. The Standard & Poor’s 500 Index (the S&P 500) registered a total return of 28.71% for the period, significantly outperforming its 18.40% return for the previous 12-month period (ended December 31, 2020).

For the most part, investors favored owning shares of economically sensitive companies during the 12-month period, as the US economy continued to heal from the worst effects of the COVID-19 pandemic, with strong economic growth driven by better-than-expected progress on the pace of COVID-19 vaccine distributions as well as positive corporate earnings reports.

Mid-cap growth stocks, as measured by the Portfolio’s benchmark, the Russell Index, returned 12.73% for the 12-month period, significantly lagging the performance of the S&P 500, and the performance of mid-cap value stocks, as measured by the Russell Midcap Value Index, which returned 28.34%.

Within the Portfolio’s benchmark, the Russell Index, energy, real estate, and industrials, which returned 55%, 49%, and 20%, respectively, were the best-performing sectors over the 12-month period. Conversely, the communications services (down by 30%), consumer staples (also negative), and materials sectors were the Russell Index’s laggards over the 12-month period, with materials the only one of the three generating a modestly positive return.

Q:	Which of your investment decisions had the greatest effects on the Portfolio’s benchmark-relative performance during the 12-month period ended December 31, 2021?
A:	The Portfolio underperformed the Russell Index during the 12-month period, with stock selection results the primary detractor from relative returns. Selection results in the materials, consumer discretionary, and health care sectors were the biggest drags on benchmark-relative performance for the period, while stock selection in the communication services and consumer staples sectors aided the Portfolio’s benchmark-relative returns the most, though not enough to offset the negative effects from the underperforming sectors.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

4

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Sector allocation decisions also detracted from the Portfolio’s benchmark-relative returns over the 12-month period, but to a lesser extent than stock selection. Portfolio overweights to the underperforming communications services and materials sectors, and an underweight to the outperforming real estate sector, drove the benchmark-relative underperformance from a sector-allocation perspective during the period.

With regard to individual stocks, the biggest detractors from the Portfolio’s benchmark-relative returns over the 12-month period were lack of exposure to Fortinet, a Russell Index component, and positions in Brinker International and Clarivate.

Not owning shares of Fortinet, which provides network security solutions, was a major detractor from the Portfolio’s benchmark-relative results for the 12-month period. Fortinet benefited from increased demand for network security solutions during the period, and the company’s share price rose significantly as a result. While the Portfolio did not own Fortinet’s shares, it did have exposure to some other security-related companies that also experienced some share-price appreciation during the period. Brinker International is a casual dining restaurant operator, with the “Chili’s” Grill & Bar brand accounting for the majority of the company’s operations. Brinker’s share price declined over the 12-month period after investors soured on stocks of casual dining companies in general, many of which felt the dual negative effects of rising Delta-variant COVID-19 cases, which reduced the number of in-restaurant visits, and the cost pressures related to rising labor and food prices. However, we have continued to see a strong risk/reward profile for Brinker going forward, as we believe the company has executed well and, with its investments in Chili’s delivery, curbside pickup, and new virtual-brand offerings, could be in a favorable position within an industry that has experienced a substantial decline in supply due to the effects of COVID-19. In addition, we think Chili’s could be well-positioned to continue to take additional market share in the US casual dining segment. Clarivate is a leading provider of research-intelligence solutions. Acquisitions have helped build out the company’s product sets and deepen its presence in key areas, including the intellectual property and scientific research communities. Clarivate announced that it would acquire ProQuest in May 2021, and the closing of the acquisition was delayed after the company received a second inquiry from the Federal Trade Commission. The delay pressured Clarivate’s share price, particularly during the second half of the period. (ProQuest is not a Portfolio holding.) Additionally, we believe a moderation in the company’s subscription growth over the 12-month period as well as an overhang effect from a secondary share offering contributed to the decline in the stock price. We have retained a large position in Clarivate, as we believe the company has a strong position within its product offerings as well as a scalable business model that may offer margin-expansion opportunities, with the potential for recurring subscription revenues and high customer retention rates.

Individual portfolio positions that contributed positively to the Portfolio’s benchmark-relative performance over the 12-month period included Generac, Lam Research, and Atlassian.

Generac is a leading manufacturer of a broad range of residential standby and portable generators, with a dominant market share in the North American standby generator market, and a leading share in portable generators.

5

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/21 (continued)

Generac’s stock outperformed during the 12-month period, as the company benefited from increased demand for its products driven by wildfires in California, an active hurricane season in the Atlantic, and the COVID-19 pandemic, which kept many people at home across the country. All of those factors contributed to greater interest in Generac's backup-power solutions over the period. Additionally, the company delivered strong quarterly financial reports during the 12-month period, which handily beat Street estimates. We believe Generac could continue to benefit from its strong product positioning as well as a rapidly expanding “clean energy” market. Lam Research manufactures equipment used to fabricate semiconductors. The company is a leader in dry etch, a critical step in the chip-making process where material is selectively removed. Lam’s shares performed well over the 12-month period, and the company reported financial results that came in ahead of expectations for both its second and third (fiscal-year) quarters. We believe the company has an economic wide moat (or a barrier to competition) around its business, due to cost advantages and its intangible assets related to equipment design. Lam has anticipated growing its equipment sales over the next couple of years, as some of its major customers have continued to build additional leading-edge capacity to try to keep up with a broad-based demand for semiconductors as well as booming demand for advanced chips driven by 5G networks, remote working, electric cars, and Artificial Intelligence applications - all of which may potentially spur Lam’s etching and deposition-device sales. Finally, shares of Atlassian, a producer of software that helps co-workers collaborate more efficiently and effectively, rose during the period and aided the Portfolio’s benchmark-relative performance. Atlassian reported two strong quarterly financial results during the period, both of which significantly exceeded investors’ expectations. We continue to believe that Atlassian, with its efficient software-distribution model and low-price, high-value products, is well-positioned for the long term.

Q:	Did the Portfolio have any exposure to derivative securities during the 12-month period ended December 31, 2021?
A:	No, the Portfolio had no exposure to derivatives during the period.
Q:	What is your outlook entering the Portfolio’s new fiscal year?
A:	We continue to see some positives and negatives with respect to the outlook for domestic equities. On the positive side, we believe the economy could continue to heal in 2022 from the worst effects of the pandemic (despite the recent outbreak of the Omicron variant of the COVID-19 virus), with a continuation of both above-trend economic growth rates and strong corporate earnings. In addition, we believe the global crisis caused by COVID-19 has solidified household and corporate balance sheets, and has positioned the domestic economy to potentially benefit from pent-up demand as well as from new innovations, the progress of which accelerated during the pandemic. We believe if long-term interest rates remain low and the economy shows resilience, equities may continue to be the “only game in town” for higher-risk investors seeking larger potential returns than those available through other investment vehicles, such as fixed-income securities.

On the negative side, disruptions to the supply chain and the resulting inflation, both outgrowths of the COVID-19 situation, have shown little signs of abating, nor have the persistent labor shortages present in certain areas. Moreover, a widespread outbreak in the US of the recent Omicron variant of the COVID-19 virus could make matters worse. In order to combat inflation,

6

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

the Federal Reserve (Fed) has recently articulated a strategy to tighten its accommodative monetary policies by first tapering and eventually eliminating its asset purchases, then by increasing the target range for the federal funds interest rate – which has been at near-zero since right after the start of the pandemic – throughout 2022. We believe there is a risk that the Fed may not be successful in “threading the needle” to combat inflation without choking off economic growth at the same time. A worrying scenario, in our view, could be that slower growth combines with persistent inflation, which might result in the dreaded “stagflation” scenario last seen in the 1970s. Additionally, political factors, including the prospect of the November 2022 mid-term elections and continued partisan debates over a potentially revised “Build Back Better” government spending plan, may result in more uncertainty and lead to increased risk aversion among investors in the coming months.

While there certainly are risks that could affect the overall outlook, in the end, we continue to believe that investors are likely to favor owning stocks of well-positioned, secular growth companies with reasonable valuations that are not highly dependent on positive macroeconomic conditions in order to flourish; companies that they believe have resilient business models; and companies that can exhibit sustainable growth characteristics and innovation. Those characteristics typify the types of equities that we seek to hold in the Portfolio.

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Please refer to the Schedule of Investments on pages 8 to 13 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

7

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21

Shares		Value
	UNAFFILIATED ISSUERS — 100.0%
	COMMON STOCKS — 99.9% of Net Assets
	Banks — 1.4%
7,520(a)	Metropolitan Bank Holding Corp.	$ 801,105
3,657	Signature Bank/New York NY	1,182,930
	Total Banks	$ 1,984,035
	Beverages — 0.5%
8,788(a)	Celsius Holdings, Inc.	$ 655,321
	Total Beverages	$ 655,321
	Biotechnology — 3.9%
8,918(a)	Alnylam Pharmaceuticals, Inc.	$ 1,512,315
17,794(a)	Fate Therapeutics, Inc.	1,041,127
3,423(a)	Mirati Therapeutics, Inc.	502,120
1,843(a)	Moderna, Inc.	468,085
16,259(a)	Natera, Inc.	1,518,428
15,952(a)	Replimune Group, Inc.	432,299
	Total Biotechnology	$ 5,474,374
	Building Products — 2.7%
34,548	Johnson Controls International Plc	$ 2,809,098
7,287(a)	Trex Co., Inc.	983,964
	Total Building Products	$ 3,793,062
	Capital Markets — 3.8%
2,441	MarketAxess Holdings, Inc.	$ 1,003,910
4,788	MSCI, Inc.	2,933,560
14,919	Tradeweb Markets, Inc., Class A	1,493,989
	Total Capital Markets	$ 5,431,459
	Chemicals — 1.2%
3,331	Albemarle Corp.	$ 778,688
35,233	Element Solutions, Inc.	855,457
	Total Chemicals	$ 1,634,145
	Commercial Services & Supplies — 0.8%
7,587(a)	Copart, Inc.	$ 1,150,341
	Total Commercial Services & Supplies	$ 1,150,341
	Communications Equipment — 1.4%
7,067	Motorola Solutions, Inc.	$ 1,920,104
	Total Communications Equipment	$ 1,920,104
	Distributors — 0.7%
1,832	Pool Corp.	$ 1,036,912
	Total Distributors	$ 1,036,912
	Electrical Equipment — 3.6%
7,971(a)	Generac Holdings, Inc.	$ 2,805,154
9,153(a)	Plug Power, Inc.	258,389
1,798	Regal Rexnord Corp.	305,984
2,515	Rockwell Automation, Inc.	877,358
17,723(a)	Sunrun, Inc.	607,899
10,786	Vertiv Holdings Co.	269,326
	Total Electrical Equipment	$ 5,124,110

The accompanying notes are an integral part of these financial statements.

8

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Electronic Equipment, Instruments & Components — 4.0%
30,142	Amphenol Corp., Class A	$ 2,636,219
6,165	CDW Corp.	1,262,469
63,425(a)	Flex, Ltd.	1,162,580
13,999	National Instruments Corp.	611,337
	Total Electronic Equipment, Instruments & Components	$ 5,672,605
	Energy Equipment & Services — 0.7%
26,316	Cactus, Inc., Class A	$ 1,003,429
	Total Energy Equipment & Services	$ 1,003,429
	Entertainment — 2.1%
9,165(a)	Live Nation Entertainment, Inc.	$ 1,096,959
3,964(a)	Roku, Inc.	904,585
4,219(a)	Spotify Technology S.A.	987,372
	Total Entertainment	$ 2,988,916
	Equity Real Estate Investment Trusts (REITs) — 0.4%
33,343	Macerich Co.	$ 576,167
	Total Equity Real Estate Investment Trusts (REITs)	$ 576,167
	Food & Staples Retailing — 0.9%
18,511(a)	BJ’s Wholesale Club Holdings, Inc.	$ 1,239,682
	Total Food & Staples Retailing	$ 1,239,682
	Food Products — 1.5%
5,563	Bunge, Ltd.	$ 519,362
3,686	Hershey Co.	713,131
35,865(a)	Nomad Foods, Ltd.	910,612
	Total Food Products	$ 2,143,105
	Health Care Equipment & Supplies — 5.6%
3,613(a)	Dexcom, Inc.	$ 1,940,000
1,407(a)	IDEXX Laboratories, Inc.	926,453
5,726(a)	Insulet Corp.	1,523,517
3,800(a)	Penumbra, Inc.	1,091,816
9,048	ResMed, Inc.	2,356,823
	Total Health Care Equipment & Supplies	$ 7,838,609
	Health Care Providers & Services — 1.9%
2,361(a)	Amedisys, Inc.	$ 382,199
7,143(a)	Molina Healthcare, Inc.	2,272,045
	Total Health Care Providers & Services	$ 2,654,244
	Health Care Technology — 1.4%
7,616(a)	Veeva Systems, Inc., Class A	$ 1,945,736
	Total Health Care Technology	$ 1,945,736
	Hotels, Restaurants & Leisure — 4.7%
33,459(a)	Brinker International, Inc.	$ 1,224,265
1,112(a)	Chipotle Mexican Grill, Inc.	1,944,054
13,380(a)	DraftKings, Inc., Class A	367,548
5,571(a)	Expedia Group, Inc.	1,006,791
6,959(a)	Penn National Gaming, Inc.	360,824
31,840	Wendy’s Co.	759,384

The accompanying notes are an integral part of these financial statements.

9

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Shares		Value
	Hotels, Restaurants & Leisure — (continued)
2,896	Wingstop, Inc.	$ 500,429
5,223	Wyndham Hotels & Resorts, Inc.	468,242
	Total Hotels, Restaurants & Leisure	$ 6,631,537
	Household Durables — 1.4%
5,666	DR Horton, Inc.	$ 614,478
4,697(a)	TopBuild Corp.	1,295,949
	Total Household Durables	$ 1,910,427
	Interactive Media & Services — 2.0%
8,630(a)	IAC/InterActive Corp.	$ 1,128,027
8,965(a)	Match Group, Inc.	1,185,621
14,859(a)	Pinterest, Inc., Class A	540,125
	Total Interactive Media & Services	$ 2,853,773
	Internet & Direct Marketing Retail — 0.2%
1,185(a)	Wayfair, Inc., Class A	$ 225,114
	Total Internet & Direct Marketing Retail	$ 225,114
	IT Services — 6.9%
3,676(a)	Block, Inc.	$ 593,711
4,286(a)	Cloudflare, Inc., Class A	563,609
4,117(a)	EPAM Systems, Inc.	2,752,009
25,910	Genpact, Ltd.	1,375,303
2,032(a)	MongoDB, Inc.	1,075,639
4,377(a)	Okta, Inc.	981,192
300(a)	Shopify, Inc., Class A	413,065
5,588(a)	Twilio, Inc., Class A	1,471,544
2,938(a)	Wix.com, Ltd.	463,587
	Total IT Services	$ 9,689,659
	Leisure Products — 0.3%
10,406(a)	Peloton Interactive, Inc., Class A	$ 372,119
	Total Leisure Products	$ 372,119
	Life Sciences Tools & Services — 4.4%
6,963(a)	10X Genomics, Inc., Class A	$ 1,037,208
12,440	Agilent Technologies, Inc.	1,986,046
15,375	Bruker Corp.	1,290,116
4,574(a)	Charles River Laboratories International Inc	1,723,392
5,230(a)	Pacific Biosciences of California, Inc.	107,006
	Total Life Sciences Tools & Services	$ 6,143,768
	Machinery — 2.2%
7,757(a)	Middleby Corp.	$ 1,526,267
7,870	Oshkosh Corp.	887,028
15,446	Shyft Group, Inc.	758,862
	Total Machinery	$ 3,172,157
	Media — 0.3%
3,128	Nexstar Media Group, Inc., Class A	$ 472,265
	Total Media	$ 472,265

The accompanying notes are an integral part of these financial statements.

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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Metals & Mining — 0.7%
23,123	Freeport-McMoRan, Inc.	$ 964,923
	Total Metals & Mining	$ 964,923
	Multiline Retail — 0.9%
5,651	Dollar General Corp.	$ 1,332,675
	Total Multiline Retail	$ 1,332,675
	Professional Services — 4.3%
105,568(a)	Clarivate Plc	$ 2,482,960
10,210(a)	CoStar Group, Inc.	806,896
8,139	Thomson Reuters Corp.	973,587
7,981	Verisk Analytics, Inc.	1,825,494
	Total Professional Services	$ 6,088,937
	Real Estate Management & Development — 1.2%
15,198(a)	CBRE Group, Inc., Class A	$ 1,649,135
	Total Real Estate Management & Development	$ 1,649,135
	Road & Rail — 1.1%
13,400	TFI International, Inc.	$ 1,502,274
	Total Road & Rail	$ 1,502,274
	Semiconductors & Semiconductor Equipment — 6.8%
15,245(a)	Cohu, Inc.	$ 580,682
1,703	Lam Research Corp.	1,224,713
13,530	Marvell Technology, Inc.	1,183,740
17,118	Micron Technology, Inc.	1,594,542
7,567	MKS Instruments, Inc.	1,317,944
5,854	NXP Semiconductors NV	1,333,424
3,893(a)	SolarEdge Technologies, Inc.	1,092,259
5,843	Xilinx, Inc.	1,238,891
	Total Semiconductors & Semiconductor Equipment	$ 9,566,195
	Software — 16.5%
1,604(a)	ANSYS, Inc.	$ 643,396
3,915(a)	Atlassian Corp. Plc, Class A	1,492,750
4,393(a)	Avalara, Inc.	567,180
2,053(a)	Bill.com Holdings, Inc.	511,505
7,106(a)	Crowdstrike Holdings, Inc., Class A	1,454,954
8,760(a)	Datadog, Inc., Class A	1,560,244
7,349(a)	DocuSign, Inc.	1,119,326
5,347(a)	Guidewire Software, Inc.	607,045
2,319(a)	HubSpot, Inc.	1,528,569
24,119	NortonLifeLock, Inc.	626,612
13,974(a)	Palantir Technologies, Inc., Class A	254,467
4,099(a)	Palo Alto Networks, Inc.	2,282,159
1,823(a)	Paycom Software, Inc.	756,891
2,072(a)	ServiceNow, Inc.	1,344,956
5,807(a)	Splunk, Inc.	671,986
13,075	SS&C Technologies Holdings, Inc.	1,071,889

The accompanying notes are an integral part of these financial statements.

11

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Shares		Value
	Software — (continued)
9,105(a)	Synopsys, Inc.	$ 3,355,192
15,327(a)	Trade Desk, Inc., Class A	1,404,566
3,953(a)	Unity Software, Inc.	565,239
14,182(a)	Zendesk, Inc.	1,479,041
	Total Software	$ 23,297,967
	Specialty Retail — 4.3%
879(a)	AutoZone, Inc.	$ 1,842,727
5,575(a)	Burlington Stores, Inc.	1,625,168
9,598(a)	Floor & Decor Holdings, Inc., Class A	1,247,836
1,784(a)	Ulta Beauty, Inc.	735,614
10,196(a)	Victoria’s Secret & Co.	566,286
	Total Specialty Retail	$ 6,017,631
	Textiles, Apparel & Luxury Goods — 1.9%
3,965(a)	Lululemon Athletica, Inc.	$ 1,552,099
26,199(a)	Skechers USA, Inc., Class A	1,137,037
	Total Textiles, Apparel & Luxury Goods	$ 2,689,136
	Trading Companies & Distributors — 1.3%
3,563	WW Grainger, Inc.	$ 1,846,489
	Total Trading Companies & Distributors	$ 1,846,489
	TOTAL COMMON STOCKS
	(Cost $88,245,605)	$140,692,537
	SHORT TERM INVESTMENTS — 0.1% of Net Assets
	Open-End Mutual Funds — 0.1%
169,749	Dreyfus Government Cash Management,
	Institutional Shares, 0.03%(b)	$ 169,749
		$ 169,749
	TOTAL SHORT TERM INVESTMENTS
	(Cost $169,749)	$ 169,749
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.0%
	(Cost $88,415,354)	$140,862,286
	OTHER ASSETS AND LIABILITIES — 0.0%	$ 30,520
	NET ASSETS — 100.0%	$140,892,806

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at December 31, 2021.

Purchases and sales of securities (excluding short term investments) for the year ended December 31, 2021, aggregated $61,231,163 and $86,303,608, respectively.

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2021, the Portfolio did not engage in any cross trade activity.

At December 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $89,246,235 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 54,748,137
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,132,086)
Net unrealized appreciation	$ 51,616,051

The accompanying notes are an integral part of these financial statements.

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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 –	significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of December 31, 2021, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$140,692,537	$ —	$ —	$140,692,537
Open-End Mutual Funds	169,749	—	—	169,749
Total Investments in Securities	$140,862,286	$ —	$ —	$140,862,286

During the year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

13

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 12/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $88,415,354)	$140,862,286
Cash	95,071
Receivables —
Portfolio shares sold	71,641
Dividends	35,762
Interest	6
Due from the Adviser	20,906
Other assets	67
Total assets	$ 141,085,739

LIABILITIES:
Payables —
Investment securities purchased	$ 95,071
Portfolio shares repurchased	11,321
Trustees’ fees	400
Professional fees	39,685
Printing expense	23,214
Due to affiliates	15,452
Accrued expenses	7,790
Total liabilities	$ 192,933

NET ASSETS:
Paid-in capital	$ 69,736,672
Distributable earnings	71,156,134
Net assets	$ 140,892,806

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $140,892,806/4,037,259 shares)	$ 34.90

The accompanying notes are an integral part of these financial statements.

14

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations

FOR THE YEAR ENDED 12/31/21
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $5,912)	$ 406,116
Total Investment Income		$ 406,116
EXPENSES:
Management fees	$1,123,346
Administrative expenses	78,798
Custodian fees	38,094
Professional fees	53,556
Printing expense	45,067
Trustees’ fees	7,777
Miscellaneous	6,371
Total expenses		$ 1,353,009
Net investment loss		$ (946,893)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		20,541,175
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ (7,587,355)
Net realized and unrealized gain (loss) on investments		$12,953,820
Net increase in net assets resulting from operations		$12,006,927

The accompanying notes are an integral part of these financial statements.

15

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	12/31/21	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$ (946,893)	$ (623,222)
Net realized gain (loss) on investments	20,541,175	21,457,402
Change in net unrealized appreciation (depreciation) on investments	(7,587,355)	23,666,446
Net increase in net assets resulting from operations	$ 12,006,927	$ 44,500,626
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($5.56 and $2.21 per share, respectively)	$ (20,921,742)	$ (9,090,931)
Total distributions to shareowners	$ (20,921,742)	$ (9,090,931)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 3,992,164	$ 5,665,634
Reinvestment of distributions	20,921,742	9,090,931
Cost of shares repurchased	(28,526,223)	(22,338,514)
Net decrease in net assets resulting from Portfolio share transactions	$ (3,612,317)	$ (7,581,949)
Net increase (decease) in net assets	$ (12,527,132)	$ 27,827,746
NET ASSETS:
Beginning of year	$153,419,938	$125,592,192
End of year	$ 140,892,806	$153,419,938

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	12/31/21	12/31/21	12/31/20	12/31/20
	Shares	Amount	Shares	Amount
Class I
Shares sold	107,390	$ 3,992,164	187,263	$ 5,665,634
Reinvestment of distributions	608,898	20,921,742	329,024	9,090,931
Less shares repurchased	(768,368)	(28,526,223)	(739,340)	(22,338,514)
Net decrease	(52,080)	$ (3,612,317)	(223,053)	$ (7,581,949)

The accompanying notes are an integral part of these financial statements.

16

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class I
Net asset value, beginning of period	$ 37.52	$ 29.12	$ 24.82	$ 30.23	$ 23.56
Increase (decrease) from investment operations:
Net investment income (loss)(a)	(0.23)	(0.15)	(0.09)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	3.17	10.76	8.13	(1.22)	7.07
Net increase (decrease) from investment operations	$ 2.94	$ 10.61	$ 8.04	$ (1.32)	$ 7.02
Distributions to shareowners:
Net investment income	—	—	—	—	(0.02)
Net realized gain	(5.56)	(2.21)	(3.74)	(4.09)	(0.33)
Total distributions	$ (5.56)	$ (2.21)	$ (3.74)	$ (4.09)	$ (0.35)
Net increase (decrease) in net asset value	$(2.62)	$ 8.40	$ 4.30	$ (5.41)	$ 6.67
Net asset value, end of period	$ 34.90	$ 37.52	$ 29.12	$ 24.82	$ 30.23
Total return(b)	8.07%	39.17%	33.08%	(6.48)%	30.03%
Ratio of net expenses to average net assets	0.89%	0.89%	0.88%	0.90%	0.88%
Ratio of net investment income (loss) to average net assets	(0.62)%	(0.49)%	(0.30)%	(0.33)%	(0.20)%
Portfolio turnover rate	41%	82%	58%	83%	85%
Net assets, end of period (in thousands)	$140,893	$153,420	$125,592	$105,450	$123,007

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
NOTE:	The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

17

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser serves as the Portfolio’s distributor (the “Distributor”).

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.

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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

At December 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2021, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$ 1,333,501	$ —
Long-term capital gain	19,588,241	9,090,931
Total distributions	$20,921,742	$9,090,931

19

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21 (continued)

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 948,261
Undistributed long-term capital gain	18,591,822
Net unrealized appreciation	51,616,051
Total	$ 71,156,134

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E. Portfolio Shares

The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Risks

The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio. The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties,

20

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees payable under the Portfolio’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.74% of the Portfolio’s average daily net assets. For the year ended December 31, 2021, the effective management fee was equivalent to 0.74% of the Portfolio’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $8,780 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2021.

3. Compensation of Trustees and Officers

The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. For the year ended December 31, 2021, the Portfolio paid $7,777 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At December 31, 2021, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $400.

4. Transfer Agent

For the period from January 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Portfolio at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.

5. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon serves as the Portfolio’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Portfolio’s shareholder servicing and transfer agent.

21

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Select Mid Cap Growth VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Select Mid Cap Growth VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Select Mid Cap Growth VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
February 28, 2022

22

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Additional Information (unaudited)

For the year ended December 31, 2021, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intends to designate up to the maximum amount of such dividends allowable as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

The Portfolio designated $19,588,241 as long-term capital gains distributions during the year ended December 31, 2021. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

The qualifying percentage of the Portfolio’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100.0%.

23

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Select Mid Cap Growth VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between Amundi US and the Portfolio. In order for Amundi US to remain the investment adviser of the Portfolio, the Trustees of the Portfolio, including a majority of the Portfolio’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2021 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2021, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Portfolio and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed Amundi US’s investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Portfolio, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Portfolio reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

24

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Performance of the Portfolio

In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.

The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Portfolio’s management fee was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Portfolio’s Class I shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Portfolio and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management and administration agreements with the Portfolio, Amundi US performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Portfolio, including the methodology used by Amundi US in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities

25

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Renewal of Investment Management Agreement (continued)

and Amundi US’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Portfolio, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

26

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers

The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment Portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Trustee During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Independent Trustees:
Thomas J. Perna (71)	Trustee since 2006. Serves until a	Private investor (2004 – 2008 and	Director, Broadridge Financial
Chairman of the Board	successor trustee is elected or	2013 – present); Chairman (2008 – 2013)	Solutions, Inc. (investor
and Trustee	earlier retirement or removal.	and Chief Executive Officer (2008 – 2012),	communications and securities
		Quadriserv, Inc. (technology products for	processing provider for financial
		securities lending industry); and Senior	services industry) (2009 – present);
		Executive Vice President, The Bank of New York	Director, Quadriserv, Inc. (2005 –
		(financial and securities services) (1986 – 2004)	2013); and Commissioner, New Jersey
State Civil Service Commission
(2011 – 2015)
John E. Baumgardner, Jr. (70)	Trustee since 2019. Serves until a	Of Counsel (2019 – present), Partner	Chairman, The Lakeville Journal
Trustee	successor trustee is elected or	(1983-2018), Sullivan & Cromwell LLP	Company, LLC, (privately-held
	earlier retirement or removal.	(law firm).	community newspaper group)
(2015-present)
Diane Durnin (64)	Trustee since 2019. Serves until a	Managing Director - Head of Product Strategy	None
Trustee	successor trustee is elected or	and Development, BNY Mellon Investment
	earlier retirement or removal.	Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus
Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon Investment
Management (2007-2012); Executive Director-
Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus
Corporation (investment management firm)
(2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus
Corporation (1994-2000)
Benjamin M. Friedman (77)	Trustee since 2008. Serves until a	William Joseph Maier Professor of Political	Trustee, Mellon Institutional Funds
Trustee	successor trustee is elected or	Economy, Harvard University (1972 – present)	Investment Trust and Mellon
	earlier retirement or removal.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021. Serves until a	Partner, England & Company, LLC (advisory	Board Member of Carver Bancorp, Inc.
Trustee	successor trustee is elected or	firm) (2012 – present); Group Head – Leveraged	(holding company) and Carver Federal
	earlier retirement or removal.	Finance Distribution, Oppenheimer & Company	Savings Bank, NA (2017 – present);
		(investment bank) (2006 – 2012); Group Head –	Advisory Council Member,
		Private Finance & High Yield Capital Markets	MasterShares ETF (2016 – 2017);
		Origination, SunTrust Robinson Humphrey	Advisory Council Member, The Deal
		(investment bank) (2003 – 2006); and Founder	(financial market information
		and Chief Executive Officer, HNY Associates,	publisher) (2015 – 2016); Board
		LLC (investment bank) (1996 – 2003)	Co-Chairman and Chief Executive
Officer, Danis Transportation Company
(privately-owned commercial carrier)
(2000 – 2003); Board Member and
Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000);
Board Member, Federation of
Protestant Welfare Agencies (human
services agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

27

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers (continued)

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Trustee During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Independent Trustees: (continued)
Lorraine H. Monchak (65)	Trustee since 2017. (Advisory	Chief Investment Officer, 1199 SEIU Funds	None
Trustee	Trustee from 2014 - 2017). Serves	(healthcare workers union pension funds)
	until a successor trustee is elected	(2001 – present); Vice President – International
	or earlier retirement or removal.	Investments Group, American International
Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury
Group, Citibank, N.A. (1980 – 1986 and
1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding
Corporation (government-sponsored issuer of debt
securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment
bank) (1987 – 1988); and Mortgage Strategies
Group, Drexel Burnham Lambert, Ltd. (investment
bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 1995. Serves until a	Chief Financial Officer, American Ag Energy, Inc.	Director of New America High Income
Trustee	successor trustee is elected or	(controlled environment and agriculture	Fund, Inc. (closed-end investment
	earlier retirement or removal.	company) (2016 – present); and President and	company) (2004 – present); and
		Chief Executive Officer, Metric Financial Inc.	Member, Board of Governors,
		(formerly known as Newbury Piret Company)	Investment Company Institute
		(investment banking firm) (1981 – 2019)	(2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014. Serves until a	Private investor (2020 – present); Consultant	None
Trustee	successor trustee is elected or	(investment company services) (2012 – 2020);
	earlier retirement or removal.	Executive Vice President, BNY Mellon (financial
and investment company services) (1969 – 2012);
Director, BNY International Financing Corp.
(financial services) (2002 – 2012); Director, Mellon
Overseas Investment Corp. (financial services)
(2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment
companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland (financial
services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial
services) (2005-2007)
Interested Trustees:
Lisa M. Jones (59)*	Trustee since 2017. Serves until a	Director, CEO and President of Amundi US, Inc.	None
Trustee, President and	successor trustee is elected or	(investment management firm) (since
Chief Executive Officer	earlier retirement or removal	September 2014); Director, CEO and President
of Amundi Asset Management US, Inc. (since
September 2014); Director, CEO and President of
Amundi Distributor US, Inc. (since September 2014);
Director, CEO and President of Amundi Asset
Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc.
and Amundi Asset Management US, Inc. (September
2014 – 2018); Managing Director, Morgan Stanley
Investment Management (investment management
firm) (2010 – 2013); Director of Institutional Business,
CEO of International, Eaton Vance Management
(investment management firm) (2005 – 2010); and
Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014. Serves until a	Director and Executive Vice President (since	None
Trustee	successor trustee is elected or	2008) and Chief Investment Officer, U.S. (since
	earlier retirement or removal	2010) of Amundi US, Inc. (investment
management firm); Director and Executive Vice
President and Chief Investment Officer, U.S. of
Amundi US (since 2008); Executive Vice President
and Chief Investment Officer, U.S. of Amundi Asset
Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director
of Amundi Holdings US, Inc. (since 2017)

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.

28

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Officer During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Fund Officers:
Christopher J. Kelley (57)	Since 2003. Serves at the	Vice President and Associate General Counsel	None
Secretary and	discretion of the Board	of Amundi US since January 2008; Secretary and
Chief Legal Officer		Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of
the Pioneer Funds from September 2003 to
May 2010; and Vice President and Senior Counsel
of Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since	None
Assistant Secretary	discretion of the Board	May 2013 and Assistant Secretary of all the
Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of Amundi	None
Treasurer and Chief Financial	discretion of the Board	US; Treasurer of all of the Pioneer Funds since
and Accounting Officer		May 2021; Assistant Treasurer of all of the Pioneer
Funds from January 2021 to May 2021; and Chief
of Staff, US Investment Management of Amundi
US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2000. Serves at the	Director – Fund Treasury of Amundi US since	None
Assistant Treasurer	discretion of the Board	1999; and Assistant Treasurer of all of the
Pioneer Funds since 1999
Gary Sullivan (63)	Since 2002. Serves at the	Senior Manager – Fund Treasury of Amundi US	None
Assistant Treasurer	discretion of the Board	since 2012; and Assistant Treasurer of all of the
Pioneer Funds since 2002
Antonio Furtado (39)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US since 2020; Assistant Treasurer of all
of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
Michael Melnick (50)	Since 2021. Serves at the	Vice President - Deputy Fund Treasurer of	None
Assistant Treasurer	discretion of the Board	Amundi US since May 2021; Assistant Treasurer
of all of the Pioneer Funds since July 2021;
Director of Regulatory Reporting of Amundi US
from 2001 – 2021; and Director of Tax of
Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of	None
Chief Compliance Officer	discretion of the Board	Amundi US Asset Management; Amundi Asset
Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance
Officer of Amundi Distributor US, Inc. since
January 2014.
Kelly O’Donnell (50)	Since 2006. Serves at the	Vice President – Amundi Asset Management;	None
Anti-Money Laundering	discretion of the Board	and Anti-Money Laundering Officer of all the
Officer		Pioneer Funds since 2006

29

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

18655-16-0222

Pioneer Variable Contracts Trust

Pioneer High Yield

VCT Portfolio

Class I and II Shares

Annual Report | December 31, 2021

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Update 12/31/21

5 Largest Holdings
(As a percentage of total investments)*
1.	Pioneer ILS Interval Fund	1.26%
2.	Cornerstone Building Brands, Inc., 6.125%, 1/15/29 (144A)	1.18
3.	Scotts Miracle-Gro Co., 4.000%, 4/1/31 (144A)	1.18
4.	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 6/1/33 (144A)	1.08
5.	CSC Holdings LLC, 5.000%, 11/15/31 (144A)	1.07
*	Excludes short term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 12/31/21

Prices and Distributions

Net Asset Value per Share	12/31/21	12/31/20
Class I	$9.34	$9.29
Class II	$9.21	$9.16

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/21 – 12/31/21)	Income	Capital Gains	Capital Gains
Class I	$0.4800	$ —	$ —
Class II	$0.4501	$ —	$ —

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer High Yield VCT Portfolio at net asset value during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

The ICE BofA U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE BofA All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns

(As of December 31, 2021)

				ICE BofA
			ICE BofA	All-Convertibles
			U.S. High	Speculative
	Class I	Class II	Yield Index	Quality Index
10 Years	6.27%	5.91%	6.72%	18.48%
5 Years	5.15%	4.78%	6.10%	27.57%
1 Year	5.82%	5.56%	5.36%	13.47%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

2

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

2.	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from July 1, 2021 through December 31, 2021.

Share Class	I	II
Beginning Account Value on 7/1/21	$1,000.00	$1,000.00
Ending Account Value on 12/31/21	$1,015.06	$1,013.64
Expenses Paid During Period*	$ 4.57	$ 5.84

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.90% and 1.15% for Class I and Class II, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2021 through December 31, 2021.

Share Class	I	II
Beginning Account Value on 7/1/21	$1,000.00	$1,000.00
Ending Account Value on 12/31/21	$1,020.67	$1,019.41
Expenses Paid During Period*	$ 4.58	$ 5.85

* Expenses are equal to the Portfolio’s annualized expense ratio of 0.90% and 1.15% for Class I and Class II, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/21

In the following interview, portfolio managers Andrew Feltus, Matthew Shulkin, and Ken Monaghan discuss the factors that influenced Pioneer High Yield VCT Portfolio’s performance for the 12-month period ended December 31, 2021. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Shulkin, a senior vice president and a portfolio manager at Amundi US, and Mr. Monaghan, Co-Director of High Yield and a portfolio manager at Amundi US, are responsible for the daily management of the Portfolio.

Q:	How did the Portfolio perform during the 12-month period ended December 31, 2021?
A:	Pioneer High Yield VCT Portfolio’s Class I shares returned 5.82% at net asset value during the 12-month period ended December 31, 2021, and Class II shares returned 5.56%. During the same period, the Portfolio’s benchmarks, the ICE Bank of America (ICE BofA) US High Yield Index (the US High Yield Index) and the ICE BofA All-Convertibles Speculative Quality Index, returned 5.36% and 13.47%, respectively.
Q:	Could you please describe the market environment for high-yield bonds during the 12-month period ended December 31, 2021?
A:	There were four dominant themes affecting the investment landscape in 2021. First, the 12-month period featured a continued economic recovery from the pandemic, driven by the rollout and distribution of COVID-19 vaccines, easy monetary and fiscal policies from central banks and governments around the globe, and strong corporate profits. Another theme was, of course, the continuing impact of COVID-19, as variants of the virus led to occasional surges in case counts and renewed restrictions on both leisure and business activities in some areas. Third, as the 12-month period progressed, we saw a dramatic rise in inflation, principally driven by rising oil prices, supply chain disruptions, continued loose monetary conditions, and a tight labor market. Finally, in the fourth quarter of 2021, there was a hawkish shift in sentiment regarding future monetary policies among central banks, including the US Federal Reserve (Fed), in response to the higher inflation levels.

Most fixed-income markets struggled as US Treasury yields – particularly short-term yields – rose in the face of accelerating inflation, which reached a 40-year high of 6.8% in November. Persistent inflation resulted in an about face by the Fed during the fourth quarter, as it doubled the previously announced pace for reducing its purchases of Treasuries and mortgage-backed securities. In its latest “dot plot” release, the Federal Open Market Committee (FOMC) also signaled three potential increases in the benchmark overnight federal funds rate target range in 2022, and another two in 2023. (The “dot” plot/projection is a quarterly chart summarizing the outlook for the federal funds rate for each of the FOMC's meeting participants.)

US Treasury yields rose over the year, while the yield curve flattened, as the market priced in future Fed rate increases and higher inflation. To illustrate, the two-year Treasury yield rose from 0.12% to 0.73% over the 12-month period, while the 10-year Treasury yield rose from 0.91% to 1.50%, and the 30-year Treasury yield rose from 1.64% to 1.89%.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

 4

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

The markets for riskier assets, where investors appeared to focus on the economic recovery and record corporate profits, enjoyed strong results for the 12-month period, led by equities, as the Standard & Poor’s 500 Index returned almost 29% for the year ended December 31, 2021. Credit-sensitive high-yield corporate bonds and floating-rate bank loans also displayed strong performance over the period, as did inflation-linked bonds.

Q:	Can you review your principal strategies in managing the Portfolio during the 12-month period ended December 31, 2021, and the degree to which they contributed to or detracted from benchmark-relative returns?
A:	In sector terms, the Portfolio’s allocations to asset classes that are not components of its primary benchmark, the US High Yield Index, aided relative returns for the period, including exposures to common stocks (particularly within energy) and bank loans. Bond positioning within the energy sector also provided a solid boost to the Portfolio’s relative returns.

Security selection results in general aided the Portfolio’s benchmark-relative performance for the 12-month period. In terms of individual holdings, positive contributors to the Portfolio’s benchmark-relative returns included Shelf Drilling, an operator of shallow water jack-up drilling rigs outside of the US; FTS International, one of the largest oil-and-gas well completion companies in North America; and Baytex Energy, an exploration-and-production company focused on oil operations in Western Canada and the Eagle Ford field in Texas.

Individual detractors from the Portfolio’s relative returns for the period included a convertible bond position in DraftKings, a digital sports and entertainment company; an underweight position (versus the US High Yield Index) in Occidental Petroleum, the large global exploration-and-production company; and Talen Energy, an independent power producer. In addition, the Portfolio’s cash-related holdings, which we have maintained to help ensure adequate liquidity, were a key detractor from relative performance during a period that saw strong returns for many riskier asset classes, including high-yield bonds and equities.

Q:	Can you discuss the factors that affected the Portfolio’s yield, or distributions* to shareholders, during the 12-month period ended December 31, 2021?
A:	The increase in Treasury yields during the period supported the Portfolio’s yield generation, partially offsetting decreases caused by tightening credit spreads. The tightening in credit spreads experienced over the period reduced the yield as the market started to look beyond COVID and spread levels became more reflective of expectations of economic stability.

The tightening of spreads, while reducing the Portfolio’s yield as the market started to look beyond COVID-19 and spread levels became more reflective of expectations of economic stability, still had a positive effect on performance overall, due to capital appreciation. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

* Distributions are not guaranteed.

5

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/21 (continued)

Holding positions in convertible securities and investments such as bank loans can result in a lower yield for this Portfolio in comparison to a portfolio composed entirely of high-yield bonds. However, we view those allocations as potentially beneficial to the Portfolio’s total return profile.

Q:	Did the Portfolio have any exposure to derivatives during the 12-month period ended December 31, 2021? If so, did the derivatives have a material effect on the Portfolio’s performance?
A:	We utilized index-based credit-default-swap investments during the 12-month period in an effort to maintain the desired level of Portfolio exposure to the high-yield market, and to seek to ensure sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemption requests. The derivatives strategy had a negative effect on the Portfolio’s performance over the 12-month period.
Q:	What is your assessment of the current climate for high-yield investing?
A:	While surging COVID-19 infection rates could lead to uneven economic activity during the opening months of 2022, we expect to see healthy US gross domestic product (GDP) growth for the full 2022 calendar year. Our base forecast for 3.7% annual growth is slower than 2021’s growth rates, but higher than long-term potential GDP growth of 1.8%. We believe the medium-term growth outlook could receive a boost from the fact that Omicron is rapidly becoming the dominant COVID-19 variant, and appears less severe than previous strains. Given the lower severity of Omicron-related infection to date, the effects of the pandemic on economic activity could become substantially lower once the current surge in cases ebbs. This could also be a signal, in our view, that the pandemic phase of COVID-19 may be ending, and that the virus is beginning to transition to an endemic phase featuring fewer and less meaningful surges - more like seasonal influenza viruses.

After accelerating the pace of its bond-purchase tapering so that the current quantitative easing (QE) program ends in March 2022, the Fed seems poised to raise the federal funds rate target range by at least 75 basis points (bps) over the course of the 2022 calendar year. (A basis point is equal to 1/100th of a percentage point.) We think the Fed may start normalizing its balance sheet (quantitative tightening, or QT) by year-end as well. Compared to 2014, the timeline from ending QE to raising rates and starting QT is likely to be dramatically shorter because the Fed is now “behind the curve,” as inflation rates are currently well over the long-term target.

As long as the Omicron variant of COVID-19 continues to lead to less severe infections, we believe US risk assets could perform well at the start of the new calendar year, given a healthy medium-term growth outlook, still-accommodative monetary policy from the Fed (for now), and strong consumer and corporate balance sheets.

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Portfolio may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and other instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Derivatives may have a leveraging effect on the Portfolio.

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

6

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

However, we do see a few market risks and questions looming on the horizon. One key question is what impact will surging Omicron cases have on production capabilities in China and other countries that have largely been able to avoid major issues during previous COVID-19 waves? In addition, there is the question of how will riskier assets respond once the Fed actually starts raising the federal funds rate target range, rather than just talking about it? Finally, will consumer expectations of higher inflation become ingrained and, as a result, will inflation remain stubbornly above consensus forecasts, thus forcing the Fed to be more aggressive with its monetary tightening than the bond market currently expects?

High-yield spreads finished 2021 near their tightest levels for the full calendar year, and so we view the potential for further tightening in 2022 as limited. At the same time, with a benign credit environment due to strong economic conditions and capital being available to most issuers, we believe any corrosive impact from defaults on the incremental income provided by high-yield bonds could end up being negligible. In addition, the high-yield category’s history of having a relative lack of interest-rate sensitivity compared with other fixed-income assets could remain an attractive feature for investors, particularly in consideration of the Fed’s signaling about its future actions regarding interest rates. As a result, we believe high-yield assets could generate attractive performance compared to other fixed-income investments.

As always, we anticipate maintaining a focus on seeking to add value to the Portfolio’s performance through our rigorous security selection process.

Please refer to the Schedule of Investments on pages 8 to 19 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

7

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 97.3%
SENIOR SECURED FLOATING RATE LOAN INTERESTS — 2.0% of Net Assets*(a)
Airlines — 0.4%
140,000^	Grupo Aeromexico, SAB de CV, DIP Tranche 1 Term Loan, 9.00% (LIBOR + 800 bps), 3/31/22	$ 141,050
43,272	Grupo Aeromexico, SAB de CV, DIP Tranche 2 Term Loan, (15.5% PIK 0.00% Cash), 3/31/22	42,804
	Total Airlines	$ 183,854
Auto Parts & Equipment — 0.2%
95,280	First Brands Group LLC, 2021 First Lien Term Loan, 6.00% (LIBOR + 500 bps), 3/30/27	$ 95,899
	Total Auto Parts & Equipment	$ 95,899
Gambling (Non-Hotel) — 0.4%
170,991	Enterprise Development Authority, Term Loan B, 5.00% (LIBOR + 425 bps), 2/28/28	$ 170,991
	Total Gambling (Non-Hotel)	$ 170,991
Human Resources — 0.4%
151,812	Team Health Holdings, Inc., Initial Term Loan, 3.75% (LIBOR + 275 bps), 2/6/24	$ 145,794
	Total Human Resources	$ 145,794
Medical-Hospitals — 0.1%
24,812	Surgery Center Holdings, Inc. 2021 Term Loan, 4.50% (LIBOR + 375 bps), 8/31/26	$ 24,836
	Total Medical-Hospitals	$ 24,836
Metal Processors & Fabrication — 0.3%
129,675	Grinding Media, Inc. (Molycop, Ltd.), First Lien Term Loan, 4.75% (LIBOR + 400 bps), 10/12/28	$ 129,756
	Total Metal Processors & Fabrication	$ 129,756
Telecommunication Equipment — 0.2%
95,889	Commscope, Inc., Initial Term Loan, 3.354% (LIBOR + 325 bps), 4/6/26	$ 94,840
	Total Telecommunication Equipment	$ 94,840
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $829,464)	$ 845,970
COMMERCIAL MORTGAGE-BACKED SECURITY — 0.2% of Net Assets
100,000(b)	Med Trust, Series 2021-MDLN, Class G, 5.36% (1 Month USD LIBOR + 525 bps), 11/15/38 (144A)	$ 99,007
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITY
	(Cost $100,000)	$ 99,007
CONVERTIBLE CORPORATE BONDS — 3.3% of Net Assets
Airlines — 0.7%
92,000	Air Canada, 4.00%, 7/1/25	$ 121,330
219,000	Spirit Airlines, Inc., 1.00%, 5/15/26	188,787
	Total Airlines	$ 310,117
Beverages — 0.2%
75,000	MGP Ingredients, Inc., 1.875%, 11/15/41 (144A)	$ 85,545
	Total Beverages	$ 85,545
Biotechnology — 0.3%
55,000	Insmed, Inc., 0.75%, 6/1/28	$ 59,592
81,000	Insmed, Inc., 1.75%, 1/15/25	83,179
	Total Biotechnology	$ 142,771
Commercial Services — 0.0%†
935	Macquarie Infrastructure Holdings LLC, 2.00%, 10/1/23	$ 925
	Total Commercial Services	$ 925

The accompanying notes are an integral part of these financial statements.

8

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Energy-Alternate Sources — 0.5%
192,000(c)	Enphase Energy, Inc., 3/1/28 (144A)	$ 198,048
	Total Energy-Alternate Sources	$ 198,048
	Entertainment — 0.5%
140,000(c)	DraftKings, Inc., 3/15/28 (144A)	$ 105,420
99,000	IMAX Corp., 0.50%, 4/1/26 (144A)	95,207
	Total Entertainment	$ 200,627
	Internet — 0.0%
10,000	Perficient, Inc., 0.125%, 11/15/26 (144A)	$ 9,463
	Total Internet	$ 9,463
	Pharmaceuticals — 0.4%
130,000	Revance Therapeutics, Inc., 1.75%, 2/15/27	$ 113,831
136,000	Tricida, Inc., 3.50%, 5/15/27	74,895
	Total Pharmaceuticals	$ 188,726
	REITs — 0.1%
63,000	Summit Hotel Properties, Inc., 1.50%, 2/15/26	$ 65,709
	Total REITs	$ 65,709
	Software — 0.6%
82,000	Bentley Systems, Inc., 0.375%, 7/1/27 (144A)	$ 75,440
60,000	Jamf Holding Corp., 0.125%, 9/1/26 (144A)	62,213
105,000	Verint Systems, Inc., 0.25%, 4/15/26 (144A)	111,762
	Total Software	$ 249,415
	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $1,524,043)	$ 1,451,346
	CORPORATE BONDS — 85.2% of Net Assets
	Advertising — 2.1%
180,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 192,150
110,000	Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28 (144A)	117,700
260,000	Midas OpCo Holdings LLC, 5.625%, 8/15/29 (144A)	266,175
70,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.25%, 1/15/29 (144A)	70,127
60,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 6/15/25 (144A)	62,400
200,000	Summer BC Bidco B LLC, 5.50%, 10/31/26 (144A)	204,744
	Total Advertising	$ 913,296
	Aerospace & Defense — 0.9%
393,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	$ 407,702
	Total Aerospace & Defense	$ 407,702
	Airlines — 0.4%
35,000	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 1/11/32	$ 34,679
70,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26 (144A)	72,791
55,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.75%, 4/20/29 (144A)	58,717
	Total Airlines	$ 166,187
	Auto Manufacturers — 3.7%
243,000	Allison Transmission, Inc., 3.75%, 1/30/31 (144A)	$ 236,925
200,000	Ford Motor Credit Co. LLC, 3.375%, 11/13/25	207,784
295,000	Ford Motor Credit Co. LLC, 4.00%, 11/13/30	317,361
300,000	Ford Motor Credit Co. LLC, 4.134%, 8/4/25	318,375

The accompanying notes are an integral part of these financial statements.

9

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Auto Manufacturers (continued)
214,000	Ford Motor Credit Co. LLC, 5.113%, 5/3/29	$ 243,158
254,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	265,765
	Total Auto Manufacturers	$ 1,589,368
	Auto Parts & Equipment — 0.8%
331,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	$ 344,545
	Total Auto Parts & Equipment	$ 344,545
	Banks — 0.5%
15,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	$ 14,663
69,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	69,863
118,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	120,802
	Total Banks	$ 205,328
	Biotechnology — 0.5%
220,000	Grifols Escrow Issuer SA, 4.75%, 10/15/28 (144A)	$ 224,448
	Total Biotechnology	$ 224,448
	Building Materials — 3.5%
100,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$ 104,000
126,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	132,930
441,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/29 (144A)	471,363
90,000	CP Atlas Buyer, Inc., 7.00%, 12/1/28 (144A)	89,550
79,000	Koppers, Inc., 6.00%, 2/15/25 (144A)	80,382
131,000	Patrick Industries, Inc., 7.50%, 10/15/27 (144A)	139,515
75,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	76,509
299,000	Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 1/15/29 (144A)	313,172
112,000	Summit Materials LLC/Summit Materials Finance Corp., 6.50%, 3/15/27 (144A)	116,200
	Total Building Materials	$ 1,523,621
	Chemicals — 2.9%
65,000	Kraton Polymers LLC/Kraton Polymers Capital Corp., 4.25%, 12/15/25 (144A)	$ 67,282
155,000	LSF11 A5 HoldCo LLC, 6.625%, 10/15/29 (144A)	152,675
180,000	OCI NV, 4.625%, 10/15/25 (144A)	186,750
200,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%, 11/1/26 (144A)	205,250
345,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.125%, 4/1/29 (144A)	351,900
127,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	126,841
155,000	Tronox, Inc., 6.50%, 5/1/25 (144A)	163,820
	Total Chemicals	$ 1,254,518
	Commercial Services — 4.1%†
215,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	$ 229,711
130,000	APX Group, Inc., 5.75%, 7/15/29 (144A)	128,050
105,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	110,250
140,000	Brink’s Co., 5.50%, 7/15/25 (144A)	145,600
280,000	CoreLogic, Inc., 4.50%, 5/1/28 (144A)	278,936
206,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	222,106
70,000	HealthEquity, Inc., 4.50%, 10/1/29 (144A)	69,300
105,000	NESCO Holdings II, Inc., 5.50%, 4/15/29 (144A)	108,413
60,000	Nielsen Finance LLC/Nielsen Finance Co., 4.50%, 7/15/29 (144A)	59,024
60,000	Nielsen Finance LLC/Nielsen Finance Co., 4.75%, 7/15/31 (144A)	59,250

10 The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Commercial Services (continued)
155,000	PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29 (144A)	$ 160,503
120,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (144A)	128,840
80,000	Sotheby’s, 7.375%, 10/15/27 (144A)	85,200
	Total Commercial Services	$ 1,785,183
	Computers — 1.5%
195,000	Diebold Nixdorf, Inc., 8.50%, 4/15/24	$ 195,000
20,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	21,535
308,000	KBR, Inc., 4.75%, 9/30/28 (144A)	314,160
90,000	NCR Corp., 5.00%, 10/1/28 (144A)	92,700
45,000	NCR Corp., 5.25%, 10/1/30 (144A)	46,237
	Total Computers	$ 669,632
	Diversified Financial Services — 3.4%
145,000	Alliance Data Systems Corp., 4.75%, 12/15/24 (144A)	$ 147,948
365,765(d)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% cash), 10/31/26 (144A)	307,243
209,392(d)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% cash), 9/15/24 (144A)	202,063
60,000	Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28 (144A)	61,200
30,000	Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27 (144A)	31,251
237,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)	241,147
140,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	137,375
170,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	170,425
166,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 10.50%, 6/1/24 (144A)	177,620
	Total Diversified Financial Services	$ 1,476,272
	Electric — 3.7%
235,000	Calpine Corp., 5.00%, 2/1/31 (144A)	$ 235,000
105,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	104,738
65,000	Clearway Energy Operating LLC, 3.75%, 1/15/32 (144A)	64,513
412,000	Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29 (144A)	416,120
60,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	58,794
325,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	316,875
423,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	423,689
	Total Electric	$ 1,619,729
	Electrical Components & Equipments — 0.5%
112,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	$ 114,380
90,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	95,400
	Total Electrical Components & Equipments	$ 209,780
	Electronics — 0.7%
70,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$ 71,750
95,000	II-VI, Inc., 5.00%, 12/15/29 (144A)	96,980
70,000	Sensata Technologies BV, 4.00%, 4/15/29 (144A)	71,487
55,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	54,863
	Total Electronics	$ 295,080
	Energy-Alternate Sources — 0.4%
190,000	Renewable Energy Group, Inc., 5.875%, 6/1/28 (144A)	$ 195,225
	Total Energy-Alternate Sources	$ 195,225

The accompanying notes are an integral part of these financial statements.

11

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Engineering & Construction — 1.9%
80,000	Arcosa, Inc., 4.375%, 4/15/29 (144A)	$ 81,100
340,000	Artera Services LLC, 9.033%, 12/4/25 (144A)	359,698
312,000	Dycom Industries, Inc., 4.50%, 4/15/29 (144A)	317,850
50,000	TopBuild Corp., 4.125%, 2/15/32 (144A)	51,312
	Total Engineering & Construction	$ 809,960
	Entertainment — 2.3%
70,000	Caesars Entertainment, Inc., 4.625%, 10/15/29 (144A)	$ 70,000
145,000	Lions Gate Capital Holdings LLC, 5.50%, 4/15/29 (144A)	147,537
200,000	Mohegan Gaming & Entertainment, 8.00%, 2/1/26 (144A)	209,978
35,000	Penn National Gaming, Inc., 5.625%, 1/15/27 (144A)	35,700
100,000	Scientific Games International, Inc., 7.00%, 5/15/28 (144A)	106,500
100,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	111,500
99,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	104,198
220,000	SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29 (144A)	224,016
	Total Entertainment	$ 1,009,429
	Environmental Control — 0.4%
55,000	GFL Environmental, Inc., 4.00%, 8/1/28 (144A)	$ 53,900
89,000	Tervita Corp., 11.00%, 12/1/25 (144A)	102,461
	Total Environmental Control	$ 156,361
	Food — 1.7%
180,000	Lamb Weston Holdings, Inc., 4.125%, 1/31/30 (144A)	$ 184,714
180,000	Lamb Weston Holdings, Inc., 4.375%, 1/31/32 (144A)	185,629
50,000	US Foods, Inc., 4.625%, 6/1/30 (144A)	50,500
309,000	US Foods, Inc., 4.75%, 2/15/29 (144A)	314,021
	Total Food	$ 734,864
	Forest Products & Paper — 2.7%
96,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 97,680
110,000	Glatfelter Corp., 4.75%, 11/15/29 (144A)	113,438
417,000	Mercer International, Inc., 5.125%, 2/1/29	425,911
304,000	Schweitzer-Mauduit International, Inc., 6.875%, 10/1/26 (144A)	318,060
218,000	Sylvamo Corp., 7.00%, 9/1/29 (144A)	227,758
	Total Forest Products & Paper	$ 1,182,847
	Healthcare-Products — 0.4%
165,000	Mozart Debt Merger Sub, Inc., 3.875%, 4/1/29 (144A)	$ 164,418
	Total Healthcare-Products	$ 164,418
	Healthcare-Services — 2.6%
65,000	Legacy LifePoint Health LLC, 6.75%, 4/15/25 (144A)	$ 67,763
75,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	74,625
65,000	ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29 (144A)	66,382
135,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	143,100
22,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26 (144A)	23,247
57,000	Surgery Center Holdings, Inc., 6.75%, 7/1/25 (144A)	57,428
237,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27 (144A)	251,812
190,000	Tenet Healthcare Corp., 4.375%, 1/15/30 (144A)	192,409
80,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	83,800
146,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	148,190
	Total Healthcare-Services	$ 1,108,756

The accompanying notes are an integral part of these financial statements.

12

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Home Builders — 1.0%
167,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	$ 186,155
109,000	KB Home, 4.00%, 6/15/31	113,087
125,000	M/I Homes, Inc., 3.95%, 2/15/30	123,125
	Total Home Builders	$ 422,367
	Household Products/Wares — 0.2%
65,000	Central Garden & Pet Co., 4.125%, 4/30/31 (144A)	$ 65,325
12,000	Spectrum Brands, Inc., 5.75%, 7/15/25	12,255
	Total Household Products/Wares	$ 77,580
	Housewares — 1.1%
476,000	Scotts Miracle-Gro Co., 4.00%, 4/1/31 (144A)	$ 470,050
	Total Housewares	$ 470,050
	Internet — 0.5%
97,000	Netflix, Inc., 4.875%, 4/15/28	$ 110,580
90,000	Netflix, Inc., 5.375%, 11/15/29 (144A)	106,875
	Total Internet	$ 217,455
	Iron & Steel — 2.1%
55,000	Allegheny Technologies, Inc., 4.875%, 10/1/29	$ 55,055
315,000	Allegheny Technologies, Inc., 5.125%, 10/1/31	317,362
297,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	314,449
11,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	12,450
215,000	TMS International Corp., 6.25%, 4/15/29 (144A)	213,925
	Total Iron & Steel	$ 913,241
	Leisure Time — 1.4%
65,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 68,136
35,000	Carnival Corp., 10.50%, 2/1/26 (144A)	39,952
140,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	139,380
40,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	39,400
80,000	Royal Caribbean Cruises, Ltd., 5.50%, 4/1/28 (144A)	80,925
30,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	31,725
43,000	Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25 (144A)	48,160
69,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	68,310
80,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	79,900
	Total Leisure Time	$ 595,888
	Lodging — 0.5%
135,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc,
	5.00%, 6/1/29 (144A)	$ 138,375
90,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	99,796
	Total Lodging	$ 238,171
	Machinery-Construction & Mining — 0.3%
110,000	Terex Corp., 5.00%, 5/15/29 (144A)	$ 113,025
	Total Machinery-Construction & Mining	$ 113,025
	Media — 3.9%
50,000	Audacy Capital Corp., 6.75%, 3/31/29 (144A)	$ 48,848
422,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	430,537
175,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/1/27 (144A)	180,250
443,000	CSC Holdings LLC, 5.00%, 11/15/31 (144A)	426,941

The accompanying notes are an integral part of these financial statements.

13

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Media (continued)
111,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)	$ 31,080
106,000	Gray Television, Inc., 5.875%, 7/15/26 (144A)	109,512
177,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	175,646
80,000	News Corp., 3.875%, 5/15/29 (144A)	80,800
230,000	Sinclair Television Group, Inc., 5.50%, 3/1/30 (144A)	223,100
	Total Media	$ 1,706,714
	Metal Fabricate/Hardware — 0.0%†
10,000	Roller Bearing Co. of America, Inc., 4.375%, 10/15/29 (144A)	$ 10,200
	Total Metal Fabricate/Hardware	$ 10,200
	Mining — 2.5%
334,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 306,094
263,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	267,440
200,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	202,300
198,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	209,880
40,000	Novelis Corp., 3.25%, 11/15/26 (144A)	40,350
60,000	Novelis Corp., 3.875%, 8/15/31 (144A)	59,625
	Total Mining	$ 1,085,689
	Oil & Gas — 9.3%
151,000	Aethon United BR LP/Aethon United Finance Corp., 8.25%, 2/15/26 (144A)	$ 162,204
270,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	282,825
106,000	Colgate Energy Partners III LLC, 7.75%, 2/15/26 (144A)	114,480
290,000	Energean Plc, 6.50%, 4/30/27 (144A)	287,825
235,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	233,237
39,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 2/1/31 (144A)	40,170
200,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	190,500
32,000	MEG Energy Corp., 6.50%, 1/15/25 (144A)	32,571
25,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	26,623
30,000	Nabors Industries, Inc., 7.375%, 5/15/27 (144A)	31,044
100,000	Nabors Industries, Ltd., 7.50%, 1/15/28 (144A)	90,500
219,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	223,654
415,000	Occidental Petroleum Corp., 4.40%, 4/15/46	425,375
230,000	Parkland Corp., 4.625%, 5/1/30 (144A)	228,563
25,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 5/15/25 (144A)	23,781
34,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	34,653
105,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	107,625
70,000	Southwestern Energy Co., 4.75%, 2/1/32	73,690
185,000	Southwestern Energy Co., 5.375%, 2/1/29	195,638
310,000	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	304,705
252,000	Sunoco LP/Sunoco Finance Corp., 4.50%, 4/30/30 (144A)	258,279
235,000	Tap Rock Resources LLC, 7.00%, 10/1/26 (144A)	244,400
225,786	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	216,738
200,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	202,078
	Total Oil & Gas	$ 4,031,158

The accompanying notes are an integral part of these financial statements.

14

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Oil & Gas Services — 0.6%
80,000	Archrock Partners LP/Archrock Partners Finance Corp., 6.25%, 4/1/28 (144A)	$ 83,418
77,000	Archrock Partners LP/Archrock Partners Finance Corp., 6.875%, 4/1/27 (144A)	80,850
89,000	Exterran Energy Solutions LP/EES Finance Corp., 8.125%, 5/1/25	82,770
	Total Oil & Gas Services	$ 247,038
	Packaging & Containers — 2.2%
324,000	Greif, Inc., 6.50%, 3/1/27 (144A)	$ 336,150
182,000	Intertape Polymer Group, Inc., 4.375%, 6/15/29 (144A)	182,000
220,000	OI European Group BV, 4.75%, 2/15/30 (144A)	222,966
210,000	TriMas Corp., 4.125%, 4/15/29 (144A)	210,525
	Total Packaging & Containers	$ 951,641
	Pharmaceuticals — 1.9%
95,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 96,663
80,000	Bausch Health Cos., Inc., 5.50%, 11/1/25 (144A)	81,300
83,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 7/31/27 (144A)	84,487
110,000	P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (144A)	110,137
139,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	142,048
305,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/9/29	298,995
	Total Pharmaceuticals	$ 813,630
	Pipelines — 4.8%
396,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 6/15/31 (144A)	$ 413,325
49,000	DCP Midstream Operating LP, 4.95%, 4/1/22	49,000
200,000	DCP Midstream Operating LP, 5.375%, 7/15/25	218,500
165,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 5/15/25	168,712
115,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.125%, 6/1/28 (144A)	119,600
5,000	EnLink Midstream LLC, 5.375%, 6/1/29	5,113
40,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	38,600
99,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	99,881
116,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	116,995
201,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	207,143
111,000	Global Partners LP/GLP Finance Corp., 7.00%, 8/1/27	115,162
200,000	Golar LNG, Ltd., 7.00%, 10/20/25 (144A)	196,800
273,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	292,110
45,000	Venture Global Calcasieu Pass LLC, 3.875%, 8/15/29 (144A)	46,687
	Total Pipelines	$ 2,087,628
	REITs — 1.8%
200,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%, 6/15/26 (144A)	$ 202,000
105,000	iStar, Inc., 4.25%, 8/1/25	107,362
195,000	iStar, Inc., 4.75%, 10/1/24	202,312
36,000	Starwood Property Trust, Inc., 3.75%, 12/31/24 (144A)	36,374
100,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 1/15/30 (144A)	96,235
140,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 2/15/29 (144A)	139,519
	Total REITs	$ 783,802
	Retail — 3.5%
150,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 148,129
93,000	Asbury Automotive Group, Inc., 4.50%, 3/1/28	94,860
60,000	Asbury Automotive Group, Inc., 4.625%, 11/15/29 (144A)	61,125

The accompanying notes are an integral part of these financial statements.

15

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Retail (continued)
60,000	At Home Group, Inc., 7.125%, 7/15/29 (144A)	$ 58,950
60,000	Bath & Body Works, Inc., 6.625%, 10/1/30 (144A)	67,950
135,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	134,928
35,000	Gap, Inc., 3.625%, 10/1/29 (144A)	34,619
35,000	Gap, Inc., 3.875%, 10/1/31 (144A)	34,519
105,000	Group 1 Automotive, Inc., 4.00%, 8/15/28 (144A)	104,606
20,000	GYP Holdings III Corp., 4.625%, 5/1/29 (144A)	20,050
60,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	60,075
270,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	277,474
85,000	Lithia Motors, Inc., 3.875%, 6/1/29 (144A)	86,777
110,000	Murphy Oil USA, Inc., 3.75%, 2/15/31 (144A)	109,312
93,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	96,022
35,000	SRS Distribution, Inc., 6.125%, 7/1/29 (144A)	35,350
91,000	Staples, Inc., 7.50%, 4/15/26 (144A)	93,503
	Total Retail	$ 1,518,249
	Software — 0.3%
150,000	Rackspace Technology Global, Inc., 5.375%, 12/1/28 (144A)	$ 146,250
	Total Software	$ 146,250
	Telecommunications — 2.5%
260,000	Altice France SA, 5.125%, 7/15/29 (144A)	$ 253,617
115,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	114,288
63,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	64,691
55,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	52,250
200,000	LogMeIn, Inc., 5.50%, 9/1/27 (144A)	202,400
80,000	Lumen Technologies, Inc., 4.00%, 2/15/27 (144A)	81,164
135,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	128,756
185,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	196,185
	Total Telecommunications	$ 1,093,351
	Transportation — 3.0%
295,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 283,200
284,000	Danaos Corp., 8.50%, 3/1/28 (144A)	310,980
410,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	414,100
250,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	278,125
	Total Transportation	$ 1,286,405
	Trucking & Leasing — 0.2%
85,000	Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/1/27 (144A)	$ 95,200
	Total Trucking & Leasing	$ 95,200
	TOTAL CORPORATE BONDS
	(Cost $36,383,540)	$ 36,951,281
Shares
	WARRANTS — 0.0%† of Net Assets
	Health Care Providers & Services — 0.0%†
80^(e)(f)	Option Care Health, Inc.,6/30/25	$ 260
80^(e)(f)	Option Care Health, Inc.,6/30/25	215
	Total Health Care Providers & Services	$ 475
	TOTAL WARRANTS
	(Cost $—)	$ 475

The accompanying notes are an integral part of these financial statements.

16

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Face
Amount
USD ($)		Value
INSURANCE-LINKED SECURITIES — 0.0%† of Net Assets#
Reinsurance Sidecars — 0.0%†
Multiperil — Worldwide — 0.0%†
50,000+(f)(g)	Lorenz Re 2018, 7/1/22	$ —
25,723+(f)(g)	Lorenz Re 2019, 6/30/22	844
$ 844
	Total Reinsurance Sidecars	$ 844
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $17,639)	$ 844

Shares
	SHORT TERM INVESTMENTS — 6.6% of Net Assets
	Open-End Mutual Funds — 6.6%
2,850,685	Dreyfus Government Cash Management, Institutional Shares, 0.03%(h)	$ 2,850,685
		$ 2,850,685
	TOTAL SHORT TERM INVESTMENTS
	(Cost $2,850,685)	$ 2,850,685
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.3%
	(Cost $41,705,371)	$42,199,608

Change
in Net
			Net	Unrealized
		Dividend	Realized	Appreciation
		Income	Gain (Loss)	(Depreciation)	Value
AFFILIATED ISSUER — 1.1%
CLOSED-END MUTUAL FUND — 1.1% of Net Assets
61,212(i)	Pioneer ILS Interval Fund	$10,050	$—	$(15,673)	$ 503,777
TOTAL CLOSED-END MUTUAL FUNDS
	(Cost $646,050)				$ 503,777
TOTAL INVESTMENTS IN AFFILIATED ISSUER — 1.1%
	(Cost $646,050)				$ 503,777
	OTHER ASSETS AND LIABILITIES — 1.6%				$ 691,329
	NET ASSETS — 100.0%				$ 43,394,714

bps	Basis Points
LIBOR	London Interbank Offered Rate PIK Payment-in-kind REIT Real Estate Investment Trust
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2021, the value of these securities amounted to $32,633,391, or 75.2% of net assets.
*	Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2021.
†	Amount rounds to less than 0.1%.
^	Security is valued using fair value methods (other than prices supplied by independent pricing services).
+	Security that used significant unobservable inputs to determine its value.
#	Securities are restricted as to resale.
(a)	Floating rate note. Coupon rate, reference index and spread shown at December 31, 2021.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2021.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.

The accompanying notes are an integral part of these financial statements.

17

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

(d)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(e)	Option Care Health, Inc. warrants are exercisable into 160 shares.
(f)	Non-income producing security.
(g)	Issued as preference shares.
(h)	Rate periodically changes. Rate disclosed is the 7-day yield at December 31, 2021.
(i)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).
	Acquisition
Restricted Securities	date	Cost	Value
Lorenz Re 2018	6/26/2018	$9,548	$ —
Lorenz Re 2019	7/10/2019	8,091	844
Total Restricted Securities			$844
% of Net assets			0.0%†

† Amount rounds to less than 0.1%.

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of					Unrealized
Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Appreciation
1	U.S. 5 Year Note (CBT)	3/31/22	$ 120,432	$120,976	$544
TOTAL FUTURES CONTRACTS			$ 120,432	$120,976	$544

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional		Pay/	Annual	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Reference Obligation/Index	Receive(2)	Fixed Rate	Date	Received	(Depreciation)	Value
2,280,000	Markit CDX North America	Pay	5.00%	12/20/26	$(200,564)	$(11,286)	$(211,850)
	High Yield Index Series 37

TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION	$(200,564)	$(11,286)	$(211,850)
TOTAL SWAP CONTRACTS	$(200,564)	$(11,286)	$(211,850)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.

Purchases and sales of securities (excluding short term investments) for the year ended December 31, 2021, aggregated $40,663,751 and $40,886,983, respectively.

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2021, the Portfolio did not engage in any cross trade activity.

At December 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $42,140,815 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$990,204
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(638,940)
Net unrealized appreciation	$ 351,264

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements – Note 1A.
Level 3 –	significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements – Note 1A.

The accompanying notes are an integral part of these financial statements.

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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

The following is a summary of the inputs used as of December 31, 2021, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 845,970	$ —	$ 845,970
Commercial Mortgage-Backed Securities	—	99,007	—	99,007
Convertible Corporate Bonds	—	1,451,346	—	1,451,346
Corporate Bonds	—	36,951,281	—	36,951,281
Warrants	—	475	—	475
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil - Worldwide	—	—	844	844
Open-End Mutual Funds	2,850,685	—	—	2,850,685
Affiliated Closed-End Mutual Funds	—	503,777	—	503,777
Total Investments in Securities	$2,850,685	$ 39,851,856	$844	$ 42,703,385

Other Financial Instruments
Net unrealized appreciation on future contracts	$ 544	$ —	$ —	$ 544
Swap contracts, at value	—	(211,850)	—	(211,850)
Total Other Financial Instruments	$ 544	$ (211,850)	$ —	$ (211,306)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
	Securities	Warrants	Total
Balance as of 12/31/20	$ 2,290	$ 162*	$ 2,452
Realized gain (loss)(1)	—	—	—
Changed in unrealized appreciation (depreciation)(2)	780	312	1,092
Accrued discounts/premiums	(2,226)	—	(2,226)
Purchases	—	—	—
Sales	—	—	—
Transfers in to Level 3**	—	—	—
Transfers out of Level 3**	—	(474)*	(474)
Balance as of 12/31/21	$ 844	$ —	$ 844

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Includes security that is valued at $0.
**	Transfers are calculated on the beginning of period value. For the year ended December 31, 2021, securities with an aggregate market value of $474 transferred from Level 3 to Level 2 as there were observable inputs available to determine their value. There were no other transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at December 31, 2021: $780

The accompanying notes are an integral part of these financial statements.

19

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 12/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $41,705,371)	$ 42,199,608
Investments in affiliated issuers, at value (cost $646,050)	503,777
Cash	6,871
Swaps collateral	321,781
Due from broker for futures	9,790
Variation margin for futures contracts	70
Receivables —
Investment securities sold	77,876
Portfolio shares sold	589
Interest	576,664
Due from the Adviser	1,227
Total assets	$ 43,698,257

LIABILITIES:
Payables —
Portfolio shares repurchased	$ 15,828
Professional fees	54,213
Variation margin for centrally cleared swap contracts	2,051
Swap contracts, at value (net premiums received $200,564)	211,850
Due to affiliates	9,133
Accrued expenses	10,468
Total liabilities	$ 303,543

NET ASSETS:
Paid-in capital	$ 43,606,114
Distributable earnings (loss)	(211,400)
Net assets	$ 43,394,714

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $28,233,902/3,024,171 shares)	$ 9.34
Class ll (based on $15,160,812/1,646,865 shares)	$ 9.21

The accompanying notes are an integral part of these financial statements.

20

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations

FOR THE YEAR ENDED 12/31/21
INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 2,405,491
Dividends from unaffiliated issuers	7,127
Dividends from affiliated issuers	10,050
Total Investment Income		$ 2,422,668
EXPENSES:
Management fees	$ 286,955
Administrative expenses	61,267
Distribution fees
Class ll	25,978
Custodian fees	14,046
Professional fees	63,902
Printing expense	40,900
Pricing fees	16,365
Trustees’ fees	7,540
Miscellaneous	2,913
Total expenses		$ 519,866
Less fees waived and expenses reimbursed by the Adviser		(95,505)
Net expenses		$ 424,361
Net investment income		$ 1,998,307
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 1,602,329
Forward foreign currency exchange contracts	7,132
Futures contracts	(1,690)
Swap contracts	(19,247)
Other assets and liabilities denominated in foreign currencies	(10,390)	$ 1,578,134
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(1,043,215)
Investments in affiliated issuers	(15,673)
Forward foreign currency exchange contracts	3,475
Futures contracts	544
Swap contracts	(55,939)
Other assets and liabilities denominated in foreign currencies	(1,132)	$ (1,111,940)
Net realized and unrealized gain (loss) on investments		$ 466,194
Net increase in net assets resulting from operations		$ 2,464,501

The accompanying notes are an integral part of these financial statements.

21

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/21	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 1,998,307	$ 2,132,091
Net realized gain (loss) on investments	1,578,134	(2,075,577)
Change in net unrealized appreciation (depreciation) on investments	(1,111,940)	711,921
Net increase in net assets resulting from operations	$ 2,464,501	$ 768,435
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($0.48 and $0.48 per share, respectively)	$ (1,727,107)	$ (1,780,149)
Class ll ($0.45 and $0.45 per share, respectively)	(504,482)	(456,509)
Total distributions to shareowners	$ (2,231,589)	$ (2,236,658)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 27,625,348	$ 16,972,174
Reinvestment of distributions	2,231,589	2,236,658
Cost of shares repurchased	(29,037,853)	(22,691,653)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$ 819,084	$ (3,482,821)
Net increase (decrease) in net assets	$ 1,051,996	$ (4,951,044)
NET ASSETS:
Beginning of year	$ 42,342,718	$ 47,293,762
End of year	$ 43,394,714	$ 42,342,718

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/21	12/31/20	12/31/20
	Shares	Amount	Shares	Amount
Class l
Shares sold	484,759	$ 4,539,716	480,687	$ 4,158,198
Reinvestment of distributions	184,884	1,727,107	202,848	1,780,149
Less shares repurchased	(1,326,776)	(12,427,261)	(723,721)	(6,405,539)
Net decrease	(657,133)	$ (6,160,438)	(40,186)	$ (467,192)
Class ll
Shares sold	2,501,984	$ 23,085,632	1,476,731	$ 12,813,976
Reinvestment of distributions	54,876	504,482	53,056	456,509
Less shares repurchased	(1,796,723)	(16,610,592)	(1,872,863)	(16,286,114)
Net increase/(decrease)	760,137	$ 6,979,522	(343,076)	$ (3,015,629)

The accompanying notes are an integral part of these financial statements.

22

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class I
Net asset value, beginning of period	$ 9.29	$ 9.58	$ 8.79	$ 9.53	$ 9.31
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.43	0.46	0.47	0.44	0.43
Net realized and unrealized gain (loss) on investments	0.10	(0.27)	0.78	(0.74)	0.22
Net increase (decrease) from investment operations	$ 0.53	$ 0.19	$ 1.25	$ (0.30)	$ 0.65
Distributions to shareowners:
Net investment income	(0.48)	(0.48)	(0.46)	(0.44)	(0.43)
Total distributions	$ (0.48)	$ (0.48)	$ (0.46)	$ (0.44)	$ (0.43)
Net increase (decrease) in net asset value	$0.05	$(0.29)	$0.79	$(0.74)	$0.22
Net asset value, end of period	$9.34	$ 9.29	$9.58	$8.79	$9.53
Total return(b)	5.82%	2.37%	14.44%	(3.30)%	7.14%
Ratio of net expenses to average net assets	0.90%	1.02%	1.03%	1.03%	0.91%
Ratio of net investment income (loss) to average net assets	4.60%	5.15%	5.03%	4.76%	4.57%
Portfolio turnover rate	99%	90%	66%	45%	44%
Net assets, end of period (in thousands)	$28,234	$34,218	$35,652	$33,476	$42,728
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.12%	1.10%	1.07%	1.07%	0.91%
Net investment income (loss) to average net assets	4.38%	5.07%	4.99%	4.72%	4.57%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

23

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights (continued)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class II
Net asset value, beginning of period	$ 9.16	$ 9.47	$ 8.68	$ 9.45	$ 9.23
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.40	0.42	0.44	0.41	0.41
Net realized and unrealized gain (loss) on investments	0.10	(0.28)	0.78	(0.77)	0.22
Net increase (decrease) from investment operations	$ 0.50	$ 0.14	$ 1.22	$ (0.36)	$ 0.63
Distributions to shareowners:
Net investment income	(0.45)	(0.45)	(0.43)	(0.41)	(0.41)
Total Distributions	$ (0.45)	$ (0.45)	$ (0.43)	$ (0.41)	$ (0.41)
Net increase (decrease) in net asset value	$ 0.05	$ (0.31)	$ 0.79	$ (0.77)	$ 0.22
Net asset value, end of period	$ 9.21	$ 9.16	$ 9.47	$ 8.68	$ 9.45
Total return(b)	5.56%	1.87%	14.28%	(3.94)%	6.89%(c)
Ratio of net expenses to average net assets	1.15%	1.26%	1.28%	1.28%	1.16%
Ratio of net investment income (loss) to average net assets	4.29%	4.81%	4.79%	4.50%	4.31%
Portfolio turnover rate	99%	90%	66%	45%	44%
Net assets, end of period (in thousands)	$15,161	$ 8,125	$11,642	$ 8,085	$11,594
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.37%	1.33%	1.32%	1.32%	1.16%
Net investment income (loss) to average net assets	4.07%	4.74%	4.74%	4.45%	4.31%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 6.83%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

24

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21

1. Organization and Significant Accounting Policies

Pioneer High Yield VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Portfolio's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

25

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21 (continued)

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

At December 31, 2021, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model) representing 0.3% of net assets. The value of these fair valued securities was $141,525.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

26

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2021, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At December 31, 2021, the Portfolio was permitted to carry forward indefinitely $707,101 of long-term losses.

During the year ended December 31, 2021, a capital loss carryforward of $1,578,224 was utilized to offset net realized gains by the Portfolio.

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$2,231,589	$2,236,658
Total	$2,231,589	$2,236,658

27

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21 (continued)

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$144,437
Capital loss carryforward	(707,101)
Net unrealized appreciation	351,264
Total	$(211,400)

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market of swaps.

E. Portfolio Shares and Class Allocations

The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.

Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Risks

The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio. The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Portfolio's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30,

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2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of —LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.

G. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2021 are listed in the Schedule of Investments.

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Notes to Financial Statements 12/31/21 (continued)

H. Insurance-Linked Securities (“ILS”)

The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at December 31, 2021, is listed in the Schedule of Investments.

I. Forward Foreign Currency Exchange Contracts

The Portfolio may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

During the year ended December 31, 2021, the Portfolio had entered into various forward foreign currency exchange contracts that obligated the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Portfolio may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the year ended December 31, 2021, was $162,709. There were no open forward foreign currency exchange contracts outstanding at December 31, 2021.

J. Futures Contracts

The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2021, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities.

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When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the year ended December 31, 2021, was $48,744. Open futures contracts outstanding at December 31, 2021, are listed in the Schedule of Investments.

K. Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2021, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the year ended December 31, 2021, was $(113,441). Open credit default swap contracts at December 31, 2021, are listed in the Schedule of Investment.

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Notes to Financial Statements 12/31/21 (continued)

2. Management Agreement

The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and 0.60% of the Portfolio’s average daily net assets over $1 billion. For the year ended December 31, 2021, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equivalent to 0.65% of the Portfolio’s average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the year ended December 31, 2021, the Adviser waived $8,950 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as a fee waiver.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.90% and 1.15% of the average daily net assets attributable to Class I shares and Class II shares respectively. These expense limitations are in effect through May 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended December 31, 2021, are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $2,294 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2021.

3. Compensation of Trustees and Officers

The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the year ended December 31, 2021, the Portfolio paid $7,540 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At December 31, 2021, the Portfolio had no payable for Trustees’ fees on its Statement of Assets and Liabilities.

4. Transfer Agent

For the period from January 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Portfolio at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.

5. Distribution Plan

The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $6,839 in distribution fees payable to the Distributor at December 31, 2021.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio use of derivatives may enhance or mitigate the Portfolio exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

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Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2021, was as follows:

Statement of Assets	Interest	Credit	Foreign	Equity	Commodity
and Liabilities	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Assets
Net unrealized
appreciation on
futures contracts	$544	$ —	$ —	$ —	$ —
Total Value	$544	$ —	$ —	$ —	$ —
Liabilities
Swap contracts, at value	$ —	$211,850	$ —	$ —	$ —
Total Value	$ —	$211,850	$ —	$ —	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2021 was as follows:

Statement of	Interest	Credit	Foreign	Equity	Commodity
Operations	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Net realized
gain (loss) on:
Futures contracts	$(1,690)	$ —	$ —	$ —	$ —
Forward foreign
currency exchange
contracts	—	—	7,132	—	—
Swap contracts	—	(19,247)	—	—	—
Total Value	$(1,690)	$(19,247)	$7,132	$ —	$ —
Change in net
unrealized appreciation
(depreciation) on:
Futures contracts	$ 544	$ —	$ —	$ —	$ —
Forward foreign
currency exchange
contracts	—	—	3,475	—	—
Swap contracts	—	(55,939)	—	—	—
Total Value	$ 544	$(55,939)	$3,475	$ —	$ —

7. Unfunded Loan Commitments

The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of December 31, 2021, the Portfolio had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation
Loan	Principal	Cost	Value	(Depreciation)
Project Watson	$409,200	$409,200	$409,200	$ —

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Notes to Financial Statements 12/31/21 (continued)

8. Affiliated Issuers

An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares or any company which is under common ownership or control. At December 31, 2021, the value of the Portfolio’s investment in affiliated issuers was $503,777, which represents 1.1% of the Portfolio’s net assets.

Transactions in affiliated issuers by the Portfolio for the year ended were as follows:

			Change in	Net Realized
			Net Unrealized	Gain/(Loss)	Dividends
			Appreciation/	From	Received and	Shares
	Value at		(Depreciation)	Investments	Reinvested from	held at	Value at
Name of the	December 31,	Purchase	from Investments	in Affiliated	Investments in	December 31,	December 31,
Affiliated Issuer	2020	Costs	in Affiliated Issuers	Issuers	Affiliated Issuers	2021	2021
Pioneer ILS
Interval Fund	$509,400	$—	$(15,673)	$—	$10,050	61,212	$503,777

Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.

9. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon serves as the Portfolio’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Portfolio’s shareholder servicing and transfer agent.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer High Yield VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Yield VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer High Yield VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts

February 28, 2022

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Additional Information (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Portfolio’s ordinary income distributions derived from qualified interest income was 70.25%.

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Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer High Yield VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between Amundi US and the Portfolio. In order for Amundi US to remain the investment adviser of the Portfolio, the Trustees of the Portfolio, including a majority of the Portfolio’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2021 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2021, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Portfolio and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed Amundi US’s investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Portfolio, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Portfolio reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

37

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Investment Management Agreement (continued)

Performance of the Portfolio

In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.

The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Portfolio’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Portfolio’s Class I shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Portfolio’s Class I shares was in the fifth quintile relative to its Strategic Insight peer group. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Portfolio.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Portfolio and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management and administration agreements with the Portfolio, Amundi US performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Portfolio, including the methodology used by Amundi US in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Portfolio was not unreasonable.

38

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Portfolio, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

39

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers

The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment Portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Trustee During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Independent Trustees:
Thomas J. Perna (71)	Trustee since 2006. Serves until a	Private investor (2004 – 2008 and	Director, Broadridge Financial
Chairman of the Board	successor trustee is elected or	2013 – present); Chairman (2008 – 2013)	Solutions, Inc. (investor
and Trustee	earlier retirement or removal.	and Chief Executive Officer (2008 – 2012),	communications and securities
		Quadriserv, Inc. (technology products for	processing provider for financial
		securities lending industry); and Senior	services industry) (2009 – present);
		Executive Vice President, The Bank of New York	Director, Quadriserv, Inc. (2005 –
		(financial and securities services) (1986 – 2004)	2013); and Commissioner, New Jersey
State Civil Service Commission
(2011 – 2015)
John E. Baumgardner, Jr. (70)	Trustee since 2019. Serves until a	Of Counsel (2019 – present), Partner	Chairman, The Lakeville Journal
Trustee	successor trustee is elected or	(1983-2018), Sullivan & Cromwell LLP	Company, LLC, (privately-held
	earlier retirement or removal.	(law firm).	community newspaper group)
(2015-present)
Diane Durnin (64)	Trustee since 2019. Serves until a	Managing Director - Head of Product Strategy	None
Trustee	successor trustee is elected or	and Development, BNY Mellon Investment
	earlier retirement or removal.	Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus
Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon Investment
Management (2007-2012); Executive Director-
Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus
Corporation (investment management firm)
(2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus
Corporation (1994-2000)
Benjamin M. Friedman (77)	Trustee since 2008. Serves until a	William Joseph Maier Professor of Political	Trustee, Mellon Institutional Funds
Trustee	successor trustee is elected or	Economy, Harvard University (1972 – present)	Investment Trust and Mellon
	earlier retirement or removal.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021. Serves until a	Partner, England & Company, LLC (advisory	Board Member of Carver Bancorp, Inc.
Trustee	successor trustee is elected or	firm) (2012 – present); Group Head – Leveraged	(holding company) and Carver Federal
	earlier retirement or removal.	Finance Distribution, Oppenheimer & Company	Savings Bank, NA (2017 – present);
		(investment bank) (2006 – 2012); Group Head –	Advisory Council Member,
		Private Finance & High Yield Capital Markets	MasterShares ETF (2016 – 2017);
		Origination, SunTrust Robinson Humphrey	Advisory Council Member, The Deal
		(investment bank) (2003 – 2006); and Founder	(financial market information
		and Chief Executive Officer, HNY Associates,	publisher) (2015 – 2016); Board
		LLC (investment bank) (1996 – 2003)	Co-Chairman and Chief Executive
Officer, Danis Transportation Company
(privately-owned commercial carrier)
(2000 – 2003); Board Member and
Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000);
Board Member, Federation of
Protestant Welfare Agencies (human
services agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

40

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Trustee During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Independent Trustees: (continued)
Lorraine H. Monchak (65)	Trustee since 2017. (Advisory	Chief Investment Officer, 1199 SEIU Funds	None
Trustee	Trustee from 2014 - 2017). Serves	(healthcare workers union pension funds)
	until a successor trustee is elected	(2001 – present); Vice President – International
	or earlier retirement or removal.	Investments Group, American International
Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury
Group, Citibank, N.A. (1980 – 1986 and
1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding
Corporation (government-sponsored issuer of debt
securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment
bank) (1987 – 1988); and Mortgage Strategies
Group, Drexel Burnham Lambert, Ltd. (investment
bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 1995. Serves until a	Chief Financial Officer, American Ag Energy, Inc.	Director of New America High Income
Trustee	successor trustee is elected or	(controlled environment and agriculture	Fund, Inc. (closed-end investment
	earlier retirement or removal.	company) (2016 – present); and President and	company) (2004 – present); and
		Chief Executive Officer, Metric Financial Inc.	Member, Board of Governors,
		(formerly known as Newbury Piret Company)	Investment Company Institute
		(investment banking firm) (1981 – 2019)	(2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014. Serves until a	Private investor (2020 – present); Consultant	None
Trustee	successor trustee is elected or	(investment company services) (2012 – 2020);
	earlier retirement or removal.	Executive Vice President, BNY Mellon (financial
and investment company services) (1969 – 2012);
Director, BNY International Financing Corp.
(financial services) (2002 – 2012); Director, Mellon
Overseas Investment Corp. (financial services)
(2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment
companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland (financial
services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial
services) (2005-2007)
Interested Trustees:
Lisa M. Jones (59)*	Trustee since 2017. Serves until a	Director, CEO and President of Amundi US, Inc.	None
Trustee, President and	successor trustee is elected or	(investment management firm) (since
Chief Executive Officer	earlier retirement or removal	September 2014); Director, CEO and President
of Amundi Asset Management US, Inc. (since
September 2014); Director, CEO and President of
Amundi Distributor US, Inc. (since September 2014);
Director, CEO and President of Amundi Asset
Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc.
and Amundi Asset Management US, Inc. (September
2014 – 2018); Managing Director, Morgan Stanley
Investment Management (investment management
firm) (2010 – 2013); Director of Institutional Business,
CEO of International, Eaton Vance Management
(investment management firm) (2005 – 2010); and
Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014. Serves until a	Director and Executive Vice President (since	None
Trustee	successor trustee is elected or	2008) and Chief Investment Officer, U.S. (since
	earlier retirement or removal	2010) of Amundi US, Inc. (investment
management firm); Director and Executive Vice
President and Chief Investment Officer, U.S. of
Amundi US (since 2008); Executive Vice President
and Chief Investment Officer, U.S. of Amundi Asset
Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director
of Amundi Holdings US, Inc. (since 2017)

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.

41

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers (continued)

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Officer During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Fund Officers:
Christopher J. Kelley (57)	Since 2003. Serves at the	Vice President and Associate General Counsel	None
Secretary and	discretion of the Board	of Amundi US since January 2008; Secretary and
Chief Legal Officer		Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of
the Pioneer Funds from September 2003 to
May 2010; and Vice President and Senior Counsel
of Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since	None
Assistant Secretary	discretion of the Board	May 2013 and Assistant Secretary of all the
Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of Amundi	None
Treasurer and Chief Financial	discretion of the Board	US; Treasurer of all of the Pioneer Funds since
and Accounting Officer		May 2021; Assistant Treasurer of all of the Pioneer
Funds from January 2021 to May 2021; and Chief
of Staff, US Investment Management of Amundi
US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2000. Serves at the	Director – Fund Treasury of Amundi US since	None
Assistant Treasurer	discretion of the Board	1999; and Assistant Treasurer of all of the
Pioneer Funds since 1999
Gary Sullivan (63)	Since 2002. Serves at the	Senior Manager – Fund Treasury of Amundi US	None
Assistant Treasurer	discretion of the Board	since 2012; and Assistant Treasurer of all of the
Pioneer Funds since 2002
Antonio Furtado (39)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US since 2020; Assistant Treasurer of all
of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
Michael Melnick (50)	Since 2021. Serves at the	Vice President - Deputy Fund Treasurer of	None
Assistant Treasurer	discretion of the Board	Amundi US since May 2021; Assistant Treasurer
of all of the Pioneer Funds since July 2021;
Director of Regulatory Reporting of Amundi US
from 2001 – 2021; and Director of Tax of
Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of	None
Chief Compliance Officer	discretion of the Board	Amundi US Asset Management; Amundi Asset
Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance
Officer of Amundi Distributor US, Inc. since
January 2014.
Kelly O’Donnell (50)	Since 2006. Serves at the	Vice President – Amundi Asset Management;	None
Anti-Money Laundering	discretion of the Board	and Anti-Money Laundering Officer of all the
Officer		Pioneer Funds since 2006

42

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45

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

18662-16-0222

Pioneer Variable Contracts Trust

Pioneer Mid Cap Value

VCT Portfolio

Class I and II Shares

Annual Report | December 31, 2021

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Update 12/31/21

Performance Update 12/31/21

Prices and Distributions

Net Asset Value per Share		12/31/21	12/31/20
Class I		$23.08	$17.97
Class II		$22.78	$17.74

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/21 – 12/31/21)	Income	Capital Gains	Capital Gains
Class I	$0.2016	$ —	$ —
Class II	$0.1556	$ —	$ —

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Mid Cap Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of December 31, 2021)
			Russell Midcap
	Class I	Class II	Value Index
10 Years	11.20%	10.92%	13.44%
5 Years	9.20%	8.93%	11.22%
1 Year	29.67%	29.37%	28.34%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

5 Largest Holdings

(As a percentage of total investments)*

1.	McKesson Corp.	2.76%
2.	Marathon Petroleum Corp.	2.31
3.	M&T Bank Corp.	2.27
4.	Ingersoll Rand, Inc.	2.23
5.	Public Service Enterprise
	Group, Inc.	2.21

*	Excludes short term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

2

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

2.	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from July 1, 2021 through December 31, 2021.

Share Class	I	II
Beginning Account Value on 7/1/21	$1,000.00	$1,000.00
Ending Account Value on 12/31/21	$1,089.76	$1,088.33
Expenses Paid During Period*	$ 3.95	$ 5.16

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.75% and 0.98% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2021 through December 31, 2021.

Share Class	I	II
Beginning Account Value on 7/1/21	$1,000.00	$1,000.00
Ending Account Value on 12/31/21	$1,021.42	$1,020.27
Expenses Paid During Period*	$ 3.82	$ 4.99

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.75% and 0.98% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/21

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Domestic mid-cap stocks climbed sharply during the 12-month period ended December 31, 2021. In the following interview, Timothy Stanish and Raymond Haddad discuss the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the 12-month period ended December 31, 2021. Mr. Stanish, a vice president, a portfolio EVA (economic value added) analyst, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Haddad, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Portfolio.

Q:	How did the Portfolio perform during the 12-month period ended December 31, 2021?
A:	Pioneer Mid Cap Value VCT Portfolio’s Class I shares returned 29.67% at net asset value during the 12-month period ended December 31, 2021, and Class II shares returned 29.37%, while the Portfolio’s benchmark, the Russell Midcap Value Index (the Russell Index), returned 28.34%.
Q:	How would you describe the investment environment for equity investors during the 12-month period ended December 31, 2021?
A:	The 12-month period saw equities generally trend higher and finish with strong gains. However, two distinct market environments prevailed during the period. The first half of 2021 saw markets continuing to rally, as the accelerating pace of COVID-19 vaccine distributions, the passage of a $1.9 trillion fiscal stimulus package by the US government, and further supportive messaging on monetary policy from the Federal Reserve (Fed) boosted investor confidence in the prospects for a sharp economic recovery from the pandemic-driven lows of 2020.

Later in the period, gains moderated as we witnessed a substantial rise in market volatility. The emergence of the Delta variant of the COVID-19 virus led to a spike in case numbers and raised concerns about further possible business interruptions. In addition, worries about inflation, interest rates, a potential government shutdown, political gridlock in Washington, and the conditions of both the regulatory agencies and credit markets in China contributed to a more cautious tone among investors. The heightened uncertainty came to a head in September 2021, reflected in a 3.7% decline in the Portfolio’s benchmark, the Russell Midcap Value Index (the Russell Index), for the month. October saw a sharp rebound, followed by another significant decline in November, as volatile conditions continued to predominate. The Russell Index finished out the year with a 6.3% return for the month of December, once again displaying the resiliency of the US equity market.

Among domestic equities, stocks of mid-cap companies outperformed large-cap stocks over the first half of the 12-month period, reflecting investors’ increasing comfort with taking on the higher risk of betting on smaller companies. However, the trend reversed as the period progressed and investors became slightly more risk-averse, to the point where large-cap stocks had broadly narrowed the gap in performance versus mid-cap stocks by year-end. Value stocks in general significantly outperformed growth stocks during the first half of the period, as investors aggressively purchased stocks of companies viewed as more economically sensitive and considered more likely to benefit from an economic reopening, at the expense of secular growth stocks of companies with less exposure to the economic cycle. Substantial increases in the 10-year US Treasury bond yield also weighed on the performance of growth stocks, especially those with high valuations based largely on anticipated earnings far into the future. (Higher rates have typically

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

meant that future, or projected profits, are worth less in the present day.) Although large-cap growth stocks rebounded during the second half of the 12-month period and eliminated most of their relative underperformance gap, mid-cap value stocks outperformed mid-cap growth and large-cap growth stocks for the full year ended December 31, 2021. For the 12-month period, the Portfolio’s benchmark returned 28.34%, while the Russell Midcap Growth Index returned 12.73%, and large-cap growth stocks, as measured by the Russell 1000 Growth Index, returned 27.60%.

Within the Portfolio’s benchmark, the Russell Index, cyclical sectors such as energy, real estate, financials, and materials stood out as strong performers during the 12-month period. Conversely, defensive sectors such as communication services, health care, utilities, and consumer staples, were laggards. During the period, investors generally appeared to disregard quality factors such as low debt levels and high returns on assets, as many market participants expressed a preference for stocks of companies that have been typically regarded as lower quality.

Q:	How did you position the Portfolio during the 12-month period ended December 31, 2021, and how did the positioning affect performance relative to the benchmark?
A:	The Portfolio’s positioning during the period featured increased exposure to cyclical stocks in anticipation of further stimulus measures, the reopening of previously closed sectors of the economy, and the drawdown of higher levels of savings accumulated by consumers during the pandemic-driven lockdowns and other restrictions on business and leisure activities. The positioning reflected our belief that there was still value to be found in the sectors that had been hit hardest by the spread of COVID-19. In particular, the Portfolio was substantially overweight versus the Russell Index in the materials, financials, and consumer discretionary sectors, and significantly underweight to communication services, consumer staples, utilities, information technology, and health care stocks.

From a sector perspective, stock selection results in the consumer discretionary sector led positive contributions to the Portfolio’s benchmark-relative performance for the period. Favorable stock selection results in the information technology, health care, and utilities sectors also aided relative returns substantially, as did the Portfolio’s underweight allocation to communication services.

By contrast, stock selection decisions in the materials and industrials sectors were the most significant detractors from the Portfolio’s benchmark-relative performance over the 12-month period. An underweight allocation to energy stocks versus the Russell Index also hindered relative returns, as did the Portfolio’s modest cash position.

Among individual stocks, the largest positive contributors to the Portfolio’s benchmark-relative performance for the period included positions in regional banking institution East West Bancorp, downstream energy company Marathon Petroleum, and auto retailer AutoNation. East West Bancorp benefited from favorable interest-rate trends during most of the period. We believe that a further economic recovery could ease credit concerns with respect to East West’s loan portfolio and cause investors to fully recognize what we view as the bank’s attractive valuation in comparison to its peers. Marathon Petroleum participated in the energy sector’s broad recovery over the 12-month period, as sharply higher prices for crude oil and refined

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/21 (continued)

products helped bolster the company’s refinery and retail gasoline operations. Lastly, AutoNation saw revenues and profits surge higher as used-vehicle prices jumped against the backdrop of supply chain disruptions, which curtailed new-vehicle production and contributed to a tightening of used-vehicle inventories.

Conversely, the three biggest detractors from the Portfolio’s relative performance among individual stocks included positions in medical-equipment manufacturer Zimmer Biomet, Dolby Laboratories, a provider of multimedia entertainment technology, and lack of exposure to semiconductor chip-maker Marvell Technology. Zimmer Biomet saw its stock price decline following a financial report that raised concerns about its loss of market share in the surgical medical-equipment segment. Dolby Labs struggled through much of the period, as the emergence and spread of the Delta and Omicron variants raised questions about whether COVID-19 would continue to have adverse effects on the movie theater and entertainment venues the company serves. In addition, the Portfolio’s lack of exposure to Marvell Technology, a Russell Index component, detracted from benchmark-relative performance. Marvell’s share price benefited from strong conditions in many of the industries the company serves, particularly its data center, automotive, and enterprise-networking segments, amidst a worldwide shortage of semiconductor chips. We have avoided the stock because we have not seen a compelling valuation argument for owning Marvell’s shares.

Q:	Did the Portfolio have any exposure to derivative securities during the 12-month period ended December 31, 2021?
A:	No, the Portfolio did not have any derivatives exposure during the 12-month period.
Q:	What is your investment outlook and how have you positioned the Portfolio heading into a new fiscal year?
A:	As we look ahead to 2022, we see several cross-currents affecting financial markets. On one hand, pent-up consumer demand, a recovery in the industrial economy, lingering positive effects from fiscal stimulus, and further distributions of both original and booster COVID-19 vaccinations could lead to continued strong economic growth and a potential complete reopening of the economy at some point during the year. We anticipate that corporate earnings growth could be highest for companies with greater exposure to the economic cycle, and for those that had felt the most significant negative effects of the pandemic-related restrictions on business activities.

However, we believe certain structural economic challenges remain a concern. Tight labor markets and high energy prices have been contributing to inflationary pressures. Bottlenecks in supply chains will take time to resolve, in our opinion, and as of year-end we had seen few signs that price increases, initially viewed as transitory in nature, were going away any time soon. We feel that the most worrying scenario would be slower economic growth possibly combining with persistent inflation to produce the dreaded "stagflation" conditions last seen in the 1970s and early 1980s.

Moreover, the US government’s future response to changing economic conditions remains unclear. In particular, investors now expect tighter monetary policy from the Fed in the near future, which could constrain further economic growth. In fact, the Fed has already begun tapering its bond-purchase program, with a targeted end date of March 2022, and has signaled that it will increase the federal funds rate’s target range soon after. A

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

difficult political environment in Washington is also a source of uncertainty, as several potential landmines that could affect market sentiment remain in place, including proposed tax increases and ongoing negotiations over the revised “Build Back Better Act” legislation. Until those issues get resolved, we think heightened volatility in the equity markets appears likely.

Against this backdrop, we have maintained the Portfolio’s benchmark-relative overweight positions in the financials and materials sectors, and have increased exposure to the energy sector. We believe that the combination of widespread COVID-19 vaccine distributions and further fiscal stimulus from the US government could drive sustained economic growth. Despite some caution due to the rise in COVID-19 case counts driven by the latest variants, we believe further growth could produce better performance for stocks in those cyclical sectors, which we feel are intrinsically undervalued. Within energy, we have a preference for stocks of companies with less exposure to oil prices. We find the recent capital discipline displayed by many energy companies to be admirable, and believe such actions could lead to future value creation if those policies and practices remain in place.

By contrast, we have reduced the Portfolio’s exposure to the more cyclical, lower-quality areas of the market, such as cruise line operators and airlines. We see long-term structural headwinds for companies in those industries, and believe they have the potential to become classic "value traps." Current airline stock prices, in our view, have already discounted a fair recovery, but we feel it may take some time before business travel returns to pre-pandemic levels. Increased fuel costs are another potential headwind that has us inclined to remain on the sidelines with respect to airlines.

Finally, we have increased the Portfolio’s weighting in utilities, based on our view that valuations in the sector are attractive compared to historical levels. We believe the economics for utilities companies have not changed enough in the past 18 months to warrant the reduced valuations we have seen. Furthermore, we feel that renewable energy investments could propel future earnings growth for companies in the sector.

Overall, we remain committed to investing the Portfolio in shares of companies that have been profitable, that have strong balance sheets, and that we think feature sustainable business models. We seek to hold shares of companies that we believe are capable of surviving recessions and emerging with the financial firepower to invest and thrive during subsequent recoveries. We continue to believe that the Portfolio’s investment strategy could be well-suited to the economic and market conditions that may prevail during the coming year and beyond.

Please refer to the Schedule of Investments on pages 8 to 12 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21

Shares		Value
UNAFFILIATED ISSUERS — 99.9%
COMMON STOCKS — 96.8% of Net Assets
Aerospace & Defense — 0.9%
27,474	Spirit AeroSystems Holdings, Inc.	$ 1,183,855
	Total Aerospace & Defense	$ 1,183,855
Auto Components — 1.0%
27,976	BorgWarner, Inc.	$ 1,260,878
	Total Auto Components	$ 1,260,878
Banks — 10.6%
43,874	Citizens Financial Group, Inc.	$ 2,073,046
23,809	East West Bancorp, Inc.	1,873,292
10,580	First Republic Bank	2,184,876
18,502	M&T Bank Corp.	2,841,537
25,695	Popular, Inc.	2,108,018
41,179	Zions Bancorp N.A.	2,600,866
	Total Banks	$ 13,681,635
Building Products — 1.6%
10,013	Trane Technologies Plc	$ 2,022,926
	Total Building Products	$ 2,022,926
Capital Markets — 1.0%
6,344	Nasdaq, Inc.	$ 1,332,303
	Total Capital Markets	$ 1,332,303
Chemicals — 5.2%
12,000	Celanese Corp.	$ 2,016,720
57,871	Element Solutions, Inc.	1,405,108
27,996	Mosaic Co.	1,099,963
12,974	PPG Industries, Inc.	2,237,236
	Total Chemicals	$ 6,759,027
Communications Equipment — 1.5%
7,097	Motorola Solutions, Inc.	$ 1,928,255
	Total Communications Equipment	$ 1,928,255
Containers & Packaging — 4.0%
6,018	Crown Holdings, Inc.	$ 665,711
103,601	Graphic Packaging Holding Co.	2,020,220
36,694	Sealed Air Corp.	2,475,744
	Total Containers & Packaging	$ 5,161,675
Distributors — 1.7%
36,865	LKQ Corp.	$ 2,213,006
	Total Distributors	$ 2,213,006
Electric Utilities — 1.4%
31,739	Exelon Corp.	$ 1,833,245
	Total Electric Utilities	$ 1,833,245
Electrical Equipment — 1.8%
13,092	Eaton Corp. Plc	$ 2,262,559
	Total Electrical Equipment	$ 2,262,559

The accompanying notes are an integral part of these financial statements.

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Electronic Equipment, Instruments & Components — 3.1%
7,785	CDW Corp.	$ 1,594,212
6,093(a)	Keysight Technologies, Inc.	1,258,266
27,211	National Instruments Corp.	1,188,304
	Total Electronic Equipment, Instruments & Components	$ 4,040,782
	Energy Equipment & Services — 2.0%
88,242	Schlumberger, Ltd.	$ 2,642,848
	Total Energy Equipment & Services	$ 2,642,848
	Equity Real Estate Investment Trusts (REITs) — 11.7%
4,423	Alexandria Real Estate Equities, Inc.	$ 986,152
3,069	AvalonBay Communities, Inc.	775,199
6,579	Camden Property Trust	1,175,536
24,946	Duke Realty Corp.	1,637,455
6,754	Extra Space Storage, Inc.	1,531,334
24,959	First Industrial Realty Trust, Inc.	1,652,286
22,682	Healthcare Trust of America, Inc., Class A	757,352
11,363	Iron Mountain, Inc.	594,626
44,174	Kimco Realty Corp.	1,088,889
47,969	Macerich Co.	828,904
17,474	Outfront Media, Inc.	468,653
11,320	SL Green Realty Corp.	811,644
10,445	Sun Communities, Inc.	2,193,137
7,450	Welltower, Inc.	638,986
	Total Equity Real Estate Investment Trusts (REITs)	$ 15,140,153
	Food Products — 1.0%
65,077(a)	Hostess Brands, Inc.	$ 1,328,872
	Total Food Products	$ 1,328,872
	Health Care Equipment & Supplies — 1.1%
5,566	STERIS Plc	$ 1,354,820
	Total Health Care Equipment & Supplies	$ 1,354,820
	Health Care Providers & Services — 2.7%
13,876	McKesson Corp.	$ 3,449,157
	Total Health Care Providers & Services	$ 3,449,157
	Hotels, Restaurants & Leisure — 5.1%
11,510	Darden Restaurants, Inc.	$ 1,733,866
13,105(a)	Expedia Group, Inc.	2,368,336
16,147(a)	Hilton Worldwide Holdings, Inc.	2,518,771
	Total Hotels, Restaurants & Leisure	$ 6,620,973
	Household Durables — 1.6%
17,406	Lennar Corp.	$ 2,021,881
	Total Household Durables	$ 2,021,881
	Insurance — 6.3%
32,743	Aflac, Inc.	$ 1,911,864
4,589	Assurant, Inc.	715,242
39,332	Hartford Financial Services Group, Inc.	2,715,481
15,778	Lincoln National Corp.	1,077,006
72,158	Old Republic International Corp.	1,773,644
	Total Insurance	$ 8,193,237

The accompanying notes are an integral part of these financial statements.

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Shares		Value
Life Sciences Tools & Services — 1.7%
21,443(a)	Syneos Health, Inc.	$ 2,201,767
	Total Life Sciences Tools & Services	$ 2,201,767
Machinery — 6.6%
15,077	AGCO Corp.	$ 1,749,234
16,881	Donaldson Co., Inc.	1,000,368
45,093	Ingersoll Rand, Inc.	2,789,904
20,621	PACCAR, Inc.	1,820,009
6,454	Stanley Black & Decker, Inc.	1,217,354
	Total Machinery	$ 8,576,869
Media — 1.4%
34,316(a)	Liberty Media Corp.-Liberty SiriusXM	$ 1,744,969
	Total Media	$ 1,744,969
Metals & Mining — 3.1%
21,958	Alcoa Corp.	$ 1,308,258
16,111	Freeport-McMoRan, Inc.	672,312
12,781	Reliance Steel & Aluminum Co.	2,073,334
	Total Metals & Mining	$ 4,053,904
Multi-Utilities — 4.3%
98,037	CenterPoint Energy, Inc.	$ 2,736,212
41,290	Public Service Enterprise Group, Inc.	2,755,282
	Total Multi-Utilities	$ 5,491,494
Oil, Gas & Consumable Fuels — 4.5%
9,536	Cheniere Energy, Inc.	$ 967,141
45,009	Marathon Petroleum Corp.	2,880,126
10,624	Pioneer Natural Resources Co.	1,932,293
	Total Oil, Gas & Consumable Fuels	$ 5,779,560
Personal Products — 0.5%
58,673(a)	Coty, Inc., Class A	$ 616,067
	Total Personal Products	$ 616,067
Pharmaceuticals — 0.8%
32,279	Organon & Co.	$ 982,896
	Total Pharmaceuticals	$ 982,896
Professional Services — 0.8%
10,460	ManpowerGroup, Inc.	$ 1,018,072
	Total Professional Services	$ 1,018,072
Real Estate Management & Development — 1.2%
14,012(a)	CBRE Group, Inc.	$ 1,520,442
	Total Real Estate Management & Development	$ 1,520,442
Road & Rail — 1.4%
8,875	JB Hunt Transport Services, Inc.	$ 1,814,050
	Total Road & Rail	$ 1,814,050
Semiconductors & Semiconductor Equipment — 1.4%
10,037	MKS Instruments, Inc.	$ 1,748,144
	Total Semiconductors & Semiconductor Equipment	$ 1,748,144

The accompanying notes are an integral part of these financial statements.

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Software — 1.9%
13,087	Dolby Laboratories, Inc.	$ 1,246,144
7,488(a)	Manhattan Associates, Inc.	1,164,309
	Total Software	$ 2,410,453
	Specialty Retail — 1.9%
3,554(a)	O'Reilly Automotive, Inc.	$ 2,509,941
	Total Specialty Retail	$ 2,509,941
	TOTAL COMMON STOCKS
	(Cost $91,272,979)	$124,900,715
	SHORT TERM INVESTMENTS — 3.1% of Net Assets
	Open-End Mutual Funds — 3.1%
4,022,745	Dreyfus Government Cash Management, Institutional Shares, 0.03%(b)	$ 4,022,745
		$ 4,022,745
	TOTAL SHORT TERM INVESTMENTS
	(Cost $4,022,745)	$ 4,022,745
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.9%
	(Cost $95,295,724)	$128,923,460
	OTHER ASSETS AND LIABILITIES — 0.1%	$ 120,199
	NET ASSETS — 100.0%	$129,043,659

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at December 31, 2021.

Purchases and sales of securities (excluding short term investments and in-kind redemptions) for the year ended December 31, 2021 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$ —	$ (2,002,143)
Other Long-Term Securities	$151,380,142	$(201,529,521)

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2021, the Portfolio did not engage in any cross trade activity.

At December 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $95,324,020 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$34,302,324
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(702,885)
Net unrealized appreciation	$33,599,439

The accompanying notes are an integral part of these financial statements.

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of December 31, 2021, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$124,900,715	$—	$—	$124,900,715
Open-End Mutual Funds	4,022,745	—	—	4,022,745
Total Investments in Securities	$128,923,460	$—	$—	$128,923,460

During the year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

12

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 12/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $95,295,724)	$ 128,923,460
Cash	5,908
Receivables —
Portfolio shares sold	33,870
Dividends	152,860
Interest	828
Total assets	$ 129,116,926

LIABILITIES:
Payables —
Portfolio shares repurchased	$ 5,768
Trustees' fees	447
Professional fees	37,668
Due to affiliates	17,634
Accrued expenses	11,750
Total liabilities	$ 73,267

NET ASSETS:
Paid-in capital	$ 47,551,786
Distributable earnings	81,491,873
Net assets	$ 129,043,659

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $38,357,603/1,662,218 shares)	$ 23.08
Class ll (based on $90,686,056/3,981,387 shares)	$ 22.78

The accompanying notes are an integral part of these financial statements.

13

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations

FOR THE YEAR ENDED 12/31/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$ 4,478,537
Interest from unaffiliated issuers	1,728
Total Investment Income		$ 4,480,265
EXPENSES:
Management fees	$ 1,729,135
Administrative expenses	112,200
Distribution fees
Class ll	573,443
Custodian fees	10,724
Professional fees	42,666
Printing expense	29,271
Pricing fees	177
Trustees' fees	9,924
Insurance expense	461
Miscellaneous	11,952
Total expenses		$ 2,519,953
Net investment income		$ 1,960,312
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	50,518,972
In-kind redemptions	43,467,106
		93,986,078
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$(23,799,250)
Net realized and unrealized gain (loss) on investments		$ 70,186,828
Net increase in net assets resulting from operations		$ 72,147,140

The accompanying notes are an integral part of these financial statements.

14

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/21	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 1,960,312	$ 2,242,673
Net realized gain (loss) on investments	93,986,078	(4,437,300)
Change in net unrealized appreciation (depreciation) on investments	(23,799,250)	10,121,721
Net increase in net assets resulting from operations	$ 72,147,140	$ 7,927,094
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($0.20 and $0.73 per share, respectively)	$ (351,985)	$ (1,370,948)
Class ll ($0.16 and $0.68 per share, respectively)	(1,889,458)	(9,892,768)
Total distributions to shareowners	$ (2,241,443)	$(11,263,716)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 14,596,528	$ 28,775,060
Reinvestment of distributions	2,241,443	11,263,715
Cost of shares repurchased	(65,289,704)	(38,185,994)
In-kind redemptions	(175,368,797)	—
Net increase (decrease) in net assets resulting from Portfolio share transactions	$(223,820,530)	$ 1,852,781
Net decrease in net assets	$(153,914,833)	$ (1,483,841)
NET ASSETS:
Beginning of year	$ 282,958,492	$284,442,333
End of year	$ 129,043,659	$282,958,492

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/21	12/31/20	12/31/20
	Shares	Amount	Shares	Amount
Class l
Shares sold	80,940	$ 1,696,730	155,710	$ 2,367,823
Reinvestment of distributions	16,753	351,985	93,198	1,370,947
Less shares repurchased	(271,723)	(5,650,499)	(437,701)	(6,992,205)
Net decrease	(174,030)	$ (3,601,784)	(188,793)	$ (3,253,435)
Class ll
Shares sold	608,309	$ 12,899,798	1,796,718	$ 26,407,237
Reinvestment of distributions	91,014	1,889,458	680,383	9,892,768
Less shares repurchased	(2,864,283)	(59,639,205)	(1,936,058)	(31,193,789)
In-kind redemptions	(7,946,026)	(175,368,797)	—	—
Net increase/(decrease)	(10,110,986)	$(220,218,746)	541,043	$ 5,106,216

The accompanying notes are an integral part of these financial statements.

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class I
Net asset value, beginning of period	$ 17.97	$ 18.46	$ 15.53	$ 21.11	$ 20.49
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.21	0.17	0.20	0.23	0.13
Net realized and unrealized gain (loss)
on investments	5.10	0.07	4.11	(4.01)	2.36
Net increase (decrease) from investment operations	$ 5.31	$ 0.24	$ 4.31	$ 3.78	$ 2.49
Distributions to shareowners:
Net investment income	(0.20)	(0.20)	(0.24)	(0.14)	(0.18)
Net realized gain	—	(0.53)	(1.14)	(1.66)	(1.69)
Total distributions	$ (0.20)	$ (0.73)	$ (1.38)	$ (1.80)	$ (1.87)
Net increase (decrease) in net asset value	$ 5.11	$ (0.49)	$2.93	$ (5.58)	$0.62
Net asset value, end of period	$ 23.08	$ 17.97	$ 18.46	$ 15.53	$ 21.11
Total return(b)	29.67%	2.14%	28.44%	(19.34)%	13.17%
Ratio of net expenses to average net assets	0.75%	0.74%	0.73%	0.73%	0.71%
Ratio of net investment income (loss) to average
net assets	1.01%	1.10%	1.14%	1.19%	0.64%
Portfolio turnover rate	60%	88%	93%	81%	61%
Net assets, end of period (in thousands)	$38,358	$32,989	$37,384	$33,506	$48,082

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
NOTE:	The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class II
Net asset value, beginning of period	$ 17.74	$ 18.23	$ 15.35	$ 20.87	$ 20.28
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.14	0.13	0.15	0.18	0.08
Net realized and unrealized gain (loss)
on investments	5.06	0.06	4.06	(3.95)	2.33
Net increase (decrease) from investment operations	$ 5.20	$ 0.19	$ 4.21	$ (3.77)	$ 2.41
Distributions to shareowners:
Net investment income	(0.16)	(0.15)	(0.19)	(0.09)	(0.13)
Net realized gain	—	(0.53)	(1.14)	(1.66)	(1.69)
Total distributions	$ (0.16)	$ (0.68)	$ (1.33)	$ (1.75)	$ (1.82)
Net increase (decrease) in net asset value	$ 5.04	$ (0.49)	$ 2.88	$ (5.52)	$ 0.59
Net asset value, end of period	$ 22.78	$ 17.74	$ 18.23	$15.35	$20.87
Total return(b)	29.37%	1.87%	28.08%	(19.49)%	12.87%
Ratio of net expenses to average net assets	0.98%	0.99%	0.98%	0.98%	0.96%
Ratio of net investment income (loss) to average
net assets	0.69%	0.85%	0.89%	0.95%	0.39%
Portfolio turnover rate	60%	88%	93%	81%	61%
Net assets, end of period (in thousands)	$ 90,686	$ 249,969	$ 247,058	$223,863	$298,671

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
NOTE:	The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser serves as the Portfolio’s distributor (the “Distributor”).

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

At December 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Federal Income Taxes

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2021, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At December 31, 2021, the Portfolio reclassified $43,263,913 to decrease distributable earnings and $43,263,913 to increase paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

During the year ended December 31, 2021, a capital loss carryforward of $4,179,688 was utilized to offset net realized gains by the Portfolio.

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21 (continued)

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$2,241,443	$ 2,621,881
Long-term capital gain	—	8,641,835
Total distributions	$2,241,443	$11,263,716

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$17,853,206
Undistributed long-term capital gain	30,039,228
Net unrealized appreciation	33,599,439
Total	$81,491,873

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.	Portfolio Shares and Class Allocations

The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.

Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.	Risks

The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio. The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

2. Management Agreement

The Adviser manages the Portfolio. Management fees payable under the Portfolio’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the year ended December 31, 2021, the effective management fee was equivalent to 0.65% of the Portfolio’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $7,053 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2021.

3. Compensation of Trustees and Officers

The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the year ended December 31, 2021, the Portfolio paid $9,924 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At December 31, 2021, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $447.

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21 (continued)

4. Transfer Agent

For the period from January 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Portfolio at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.

5. Distribution Plan

The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $10,581 in distribution fees payable to the Distributor at December 31, 2021.

6. In-Kind Redemption

In accordance with guidelines described in a Portfolio’s prospectus and in accordance with procedures adopted by the Board, a Portfolio may distribute portfolio securities rather than cash as payment for a redemption of Portfolio shares (“in-kind redemption”). For financial reporting purposes, the Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the year ended December 31, 2021, the Portfolio recorded a redemption in-kind of portfolio securities and cash that was valued at $175,368,797. The redeeming shareholder generally receives a pro-rata share of the securities held by the Portfolio. The distribution of such securities generated a realized gain of $43,467,106 for the Portfolio, which is is reflected on the Statement Operations.

7. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon serves as the Portfolio’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Portfolio’s shareholder servicing and transfer agent.

22

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Mid Cap Value VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Mid Cap Value VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts

February 28, 2022

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Additional Information (unaudited)

For the year ended December 31, 2021, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

The qualifying percentage of the Portfolio’s ordinary income dividends for the purpose of the corporate dividends received deduction was 99.96%.

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Mid Cap Value VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between Amundi US and the Portfolio. In order for Amundi US to remain the investment adviser of the Portfolio, the Trustees of the Portfolio, including a majority of the Portfolio’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2021 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2021, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Portfolio and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed Amundi US’s investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Portfolio, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Portfolio reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Renewal of Investment Management Agreement (continued)

Performance of the Portfolio.

In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses.

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.

The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio’s Class II shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Portfolio and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management and administration agreements with the Portfolio, Amundi US performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Portfolio, including the methodology used by Amundi US in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

26

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Portfolio, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

27

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers

The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment Portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Trustee During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Independent Trustees:
Thomas J. Perna (71)	Trustee since 2006. Serves until a	Private investor (2004 – 2008 and	Director, Broadridge Financial
Chairman of the Board	successor trustee is elected or	2013 – present); Chairman (2008 – 2013)	Solutions, Inc. (investor
and Trustee	earlier retirement or removal.	and Chief Executive Officer (2008 – 2012),	communications and securities
		Quadriserv, Inc. (technology products for	processing provider for financial
		securities lending industry); and Senior	services industry) (2009 – present);
		Executive Vice President, The Bank of New York	Director, Quadriserv, Inc. (2005 –
		(financial and securities services) (1986 – 2004)	2013); and Commissioner, New Jersey
State Civil Service Commission
(2011 – 2015)
John E. Baumgardner, Jr. (70)	Trustee since 2019. Serves until a	Of Counsel (2019 – present), Partner	Chairman, The Lakeville Journal
Trustee	successor trustee is elected or	(1983-2018), Sullivan & Cromwell LLP	Company, LLC, (privately-held
	earlier retirement or removal.	(law firm).	community newspaper group)
(2015-present)
Diane Durnin (64)	Trustee since 2019. Serves until a	Managing Director - Head of Product Strategy	None
Trustee	successor trustee is elected or	and Development, BNY Mellon Investment
	earlier retirement or removal.	Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus
Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon Investment
Management (2007-2012); Executive Director-
Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus
Corporation (investment management firm)
(2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus
Corporation (1994-2000)
Benjamin M. Friedman (77)	Trustee since 2008. Serves until a	William Joseph Maier Professor of Political	Trustee, Mellon Institutional Funds
Trustee	successor trustee is elected or	Economy, Harvard University (1972 – present)	Investment Trust and Mellon
	earlier retirement or removal.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021. Serves until a	Partner, England & Company, LLC (advisory	Board Member of Carver Bancorp, Inc.
Trustee	successor trustee is elected or	firm) (2012 – present); Group Head – Leveraged	(holding company) and Carver Federal
	earlier retirement or removal.	Finance Distribution, Oppenheimer & Company	Savings Bank, NA (2017 – present);
		(investment bank) (2006 – 2012); Group Head –	Advisory Council Member,
		Private Finance & High Yield Capital Markets	MasterShares ETF (2016 – 2017);
		Origination, SunTrust Robinson Humphrey	Advisory Council Member, The Deal
		(investment bank) (2003 – 2006); and Founder	(financial market information
		and Chief Executive Officer, HNY Associates,	publisher) (2015 – 2016); Board
		LLC (investment bank) (1996 – 2003)	Co-Chairman and Chief Executive
Officer, Danis Transportation Company
(privately-owned commercial carrier)
(2000 – 2003); Board Member and
Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000);
Board Member, Federation of
Protestant Welfare Agencies (human
services agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

28

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Trustee During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Independent Trustees: (continued)
Lorraine H. Monchak (65)	Trustee since 2017. (Advisory	Chief Investment Officer, 1199 SEIU Funds	None
Trustee	Trustee from 2014 - 2017). Serves	(healthcare workers union pension funds)
	until a successor trustee is elected	(2001 – present); Vice President – International
	or earlier retirement or removal.	Investments Group, American International
Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury
Group, Citibank, N.A. (1980 – 1986 and
1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding
Corporation (government-sponsored issuer of debt
securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment
bank) (1987 – 1988); and Mortgage Strategies
Group, Drexel Burnham Lambert, Ltd. (investment
bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 1995. Serves until a	Chief Financial Officer, American Ag Energy, Inc.	Director of New America High Income
Trustee	successor trustee is elected or	(controlled environment and agriculture	Fund, Inc. (closed-end investment
	earlier retirement or removal.	company) (2016 – present); and President and	company) (2004 – present); and
		Chief Executive Officer, Metric Financial Inc.	Member, Board of Governors,
		(formerly known as Newbury Piret Company)	Investment Company Institute
		(investment banking firm) (1981 – 2019)	(2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014. Serves until a	Private investor (2020 – present); Consultant	None
Trustee	successor trustee is elected or	(investment company services) (2012 – 2020);
	earlier retirement or removal.	Executive Vice President, BNY Mellon (financial
and investment company services) (1969 – 2012);
Director, BNY International Financing Corp.
(financial services) (2002 – 2012); Director, Mellon
Overseas Investment Corp. (financial services)
(2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment
companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland (financial
services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial
services) (2005-2007)
Interested Trustees:
Lisa M. Jones (59)*	Trustee since 2017. Serves until a	Director, CEO and President of Amundi US, Inc.	None
Trustee, President and	successor trustee is elected or	(investment management firm) (since
Chief Executive Officer	earlier retirement or removal	September 2014); Director, CEO and President
of Amundi Asset Management US, Inc. (since
September 2014); Director, CEO and President of
Amundi Distributor US, Inc. (since September 2014);
Director, CEO and President of Amundi Asset
Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc.
and Amundi Asset Management US, Inc. (September
2014 – 2018); Managing Director, Morgan Stanley
Investment Management (investment management
firm) (2010 – 2013); Director of Institutional Business,
CEO of International, Eaton Vance Management
(investment management firm) (2005 – 2010); and
Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014. Serves until a	Director and Executive Vice President (since	None
Trustee	successor trustee is elected or	2008) and Chief Investment Officer, U.S. (since
	earlier retirement or removal	2010) of Amundi US, Inc. (investment
management firm); Director and Executive Vice
President and Chief Investment Officer, U.S. of
Amundi US (since 2008); Executive Vice President
and Chief Investment Officer, U.S. of Amundi Asset
Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director
of Amundi Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.

29

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers (continued)

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Officer During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Fund Officers:
Christopher J. Kelley (57)	Since 2003. Serves at the	Vice President and Associate General Counsel	None
Secretary and	discretion of the Board	of Amundi US since January 2008; Secretary and
Chief Legal Officer		Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of
the Pioneer Funds from September 2003 to
May 2010; and Vice President and Senior Counsel
of Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since	None
Assistant Secretary	discretion of the Board	May 2013 and Assistant Secretary of all the
Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of Amundi	None
Treasurer and Chief Financial	discretion of the Board	US; Treasurer of all of the Pioneer Funds since
and Accounting Officer		May 2021; Assistant Treasurer of all of the Pioneer
Funds from January 2021 to May 2021; and Chief
of Staff, US Investment Management of Amundi
US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2000. Serves at the	Director – Fund Treasury of Amundi US since	None
Assistant Treasurer	discretion of the Board	1999; and Assistant Treasurer of all of the
Pioneer Funds since 1999
Gary Sullivan (63)	Since 2002. Serves at the	Senior Manager – Fund Treasury of Amundi US	None
Assistant Treasurer	discretion of the Board	since 2012; and Assistant Treasurer of all of the
Pioneer Funds since 2002
Antonio Furtado (39)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US since 2020; Assistant Treasurer of all
of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
Michael Melnick (50)	Since 2021. Serves at the	Vice President - Deputy Fund Treasurer of	None
Assistant Treasurer	discretion of the Board	Amundi US since May 2021; Assistant Treasurer
of all of the Pioneer Funds since July 2021;
Director of Regulatory Reporting of Amundi US
from 2001 – 2021; and Director of Tax of
Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of	None
Chief Compliance Officer	discretion of the Board	Amundi US Asset Management; Amundi Asset
Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance
Officer of Amundi Distributor US, Inc. since
January 2014.
Kelly O’Donnell (50)	Since 2006. Serves at the	Vice President – Amundi Asset Management;	None
Anti-Money Laundering	discretion of the Board	and Anti-Money Laundering Officer of all the
Officer		Pioneer Funds since 2006

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37

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

18647-16-0222

Pioneer Variable Contracts Trust

Pioneer Fund

VCT Portfolio

Class I and II Shares

Annual Report | December 31, 2021

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Update 12/31/21

Performance Update 12/31/21

Prices and Distributions

Net Asset Value per Share		12/31/21	12/31/20
Class I		$19.80	$16.83
Class II		$19.97	$16.97

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/21 – 12/31/21)	Income	Capital Gains	Capital Gains
Class I	$0.0593	$0.2980	$1.2074
Class II	$0.0171	$0.2980	$1.2074

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Fund VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor’s 500 Index (the S&P 500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

The Standard & Poor’s 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of December 31, 2021)
	Class I	Class II	S&P 500 Index
10 Years	16.19%	15.90%	16.55%
5 Years	20.15%	19.84%	18.47%
1 Year	27.98%	27.65%	28.71%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

5 Largest Holdings

(As a percentage of total investments)*

1.	Alphabet, Inc.	7.59%
2.	Microsoft Corp.	6.57
3.	Apple, Inc.	5.82
4.	Union Pacific Corp.	4.18
5.	Analog Devices, Inc.	3.96

*	Excludes short term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

2

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

2.	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from July 1, 2021 through December 31, 2021.

Share Class	I	II
Beginning Account Value on 7/1/21	$1,000.00	$1,000.00
Ending Account Value on 12/31/21	$1,088.36	$1,086.94
Expenses Paid During Period*	$ 4.16	$ 5.47

*	Expenses are equal to the Portfolio's annualized expense ratio of 0.79% and 1.04% for Class I and Class II shares respectively, multiplied by the average account value average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2021 through December 31, 2021.

Share Class	I	II
Beginning Account Value on 7/1/21	$1,000.00	$1,000.00
Ending Account Value on 12/31/21	$1,021.22	$1,019.96
Expenses Paid During Period*	$ 4.02	$ 5.30

*	Expenses are equal to the Portfolio's annualized expense ratio of 0.79% and 1.04% for Class I and Class II shares respectively, multiplied by the average account value average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/21

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following discussion, Jeff Kripke discusses the market environment during the 12-month period ended December 31, 2021, and Pioneer Fund VCT Portfolio’s performance during the period. Mr. Kripke, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Portfolio, along with James Yu, a vice president and associate portfolio manager at Amundi US, Craig Sterling, Managing Director, Director of Core Equity and Director of Equity Research, US, and a portfolio manager at Amundi US, and John Carey, Managing Director, Director of Equity Income, US, and a portfolio manager at Amundi US.

Q:	How did the Portfolio perform over the 12-month period ended December 31, 2021?
A:	Pioneer Fund VCT Portfolio’s Class I shares returned 27.98% at net asset value during the 12-month period ended December 31, 2021, and Class II shares returned 27.65%, while the Portfolio’s benchmark, the Standard & Poor’s 500 Index (the S&P 500), returned 28.71%.
Q:	How would you describe the investment environment for equities during the 12-month period ended December 31, 2021?
A:	The 12-month period ended December 31, 2021, was one of generally rising stock prices. For the period as a whole, growth stocks outperformed value stocks, as measured by, respectively, the Russell 1000 Value and the Russell 1000 Growth indices. While value started strong and outperformed growth in the initial few months of the period, the market saw a transition in style leadership towards growth as the year progressed. The Fund’s benchmark, the S&P 500 Index, finished with a very positive return for the 12-month period, up by 28.71%.

The 12-month period saw increasing confidence among investors that the COVID-19 pandemic would eventually be brought under control and that world economies could continue reopening and growing. At the same time, especially in the second half of the period, concerns heightened over signs of inflation and the potential for higher interest rates. The concerns somewhat dampened the enthusiasm for value stocks, which have tended to be more cyclical and economically sensitive, and led investors to reemphasize large-cap growth stocks, despite the much higher price-to-earnings multiples of many of the prominent companies in the growth segment.

Within the S&P 500, every sector generated a positive return during the 12-month period, with energy, real estate, financials, and information technology leading the way. Utilities and consumer staples were the only two S&P 500 sectors to return less than 20% over the full period.

Q:	Which of your investment decisions either contributed positively to, or detracted from, the Portfolio’s benchmark-relative performance during the 12-month period ended December 31, 2021?
A:	For the 12-month period, the Portfolio’s average cash position was a drag on benchmark-relative results. During periods of significant market appreciation, even relatively small cash positions can materially detract from performance.

In addition, lack of Portfolio exposure to the outperforming real estate sector detracted from benchmark-relative returns. Stock selection results were an

4

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

overall positive factor in the Portfolio’s relative performance for the period, particularly within the communication services sector. Selections within consumer staples, financials, and industrials also benefited benchmark-relative returns for the 12-month period.

Individual Portfolio positions that detracted from benchmark-relative performance for the 12-month period included Elanco Animal Health and Visa. Shares of Elanco Animal Health struggled during the period, due to competitive concerns related to the company’s existing products as well as an SEC subpoena addressing Elanco’s inventory practices. We have retained the Portfolio’s position in Elanco, because we believe the company could generate higher sales by 2025, driven by new products as well as additional animal-treatment indications on its existing products. The company also appears to be on track with its cost-reduction program, which could contribute to higher profitability going forward. Visa, the credit card company, was another disappointing performer for the Portfolio over the past year. We have retained the position, based on our expectation that Visa’s important cross-border transaction volumes may recover if consumers resume traveling in a potential post-COVID-19 environment. Along with a decline in its travel-related businesses, the rise of a myriad of well-financed alternative financial technology/payment companies has clouded the market’s assessment of the legacy credit card networks, including Visa. We continue to believe that Visa possesses a “wide-moat” business (that is, a sustainable competitive advantage possessed by a business that makes it difficult for rivals to wear down its market share). In addition, we hold that view that, over the medium-term, the new entrants to the market may become partners with, rather than competitors to, the major credit card networks.

On the positive side, among the best individual performers for the Portfolio versus the benchmark over the 12-month period were positions in Alphabet and NVIDIA. Alphabet, a leading web search and online advertising company, has reported better-than-expected results driven by broad-based growth in its businesses, including: search, YouTube, and cloud computing. YouTube now has 2 billion monthly users and its content accounts for more than one billion video hours watched per day. With regard to ESG factors (environmental, social, governance), Alphabet has been carbon neutral since 2007 and has been working toward decarbonizing its electricity supply completely by 2030. NVIDIA, which develops three-dimensional processors used in autonomous vehicles, cryptocurrency, and gaming, has reported strong increases in revenues well ahead of expectations (mostly due to gaming). We hold the stock in the Portfolio because it meets our sustainability criteria. NVIDIA has dominated the graphic-processing unit industry and has generated strong financial returns, including return-on-capital. We also like the company from an ESG perspective. One example of NVIDIA’s positive ESG practices relates to compensation. Since 2015, NVIDIA has used a third-party firm to analyze its pay practices. In the past several years, the company has achieved pay parity, meaning there is no statistical difference in pay based on gender, race, and ethnicity. We feel that achievement is important not only for ESG reasons, but also because attracting, motivating, and retaining top talent is a critical success factor for NVIDIA, especially when it comes to software-engineering talent. For this reason, we believe the attainment of pay parity has reinforced

5

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/21 (continued)

the competitive edge NVIDIA holds in its industry. Another factor behind our investment in the stock is the fact that NVIDIA has been “democratizing” artificial intelligence with its processors, as the company has continued to execute on its vision that artificial intelligence will be in every application, every data center, and every product.

Q:	Did the Portfolio have any exposure to derivative investments during the 12-month period ended December 31, 2021?
A:	No, the Portfolio had no exposure to derivatives during the 12-month period.
Q:	Could you discuss the Portfolio’s commitment to ESG investing?
A:	ESG refers to the three central factors in measuring the sustainability and ethical impact of an investment in a company or business. We have historically followed an ESG investment criteria in managing the Portfolio, but since May of 2019, the prospectus has included specific ESG-related guidelines that we apply when assembling the Portfolio's investments. We use specific screening criteria to exclude investments from the Portfolio in companies that fail to meet certain ESG standards across all industries. Per the prospectus, the Portfolio generally will not invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco products, and certain controversial military weapons, the operation of thermal coal mines, and gambling casinos and other gaming businesses. In addition, we view the “governance” aspect of ESG as critically important, as we believe companies that take steps to better manage risk exposure than their competitors can help reduce volatility and lead to solid performance during more difficult periods for both the economy and the markets.
Q:	What is your outlook as the Portfolio enters a new fiscal year?
A:	Looking ahead, we anticipate continued market volatility due to uncertainty regarding the spread of the Omicron variant of COVID-19 as well as the potential for the Federal Reserve (Fed) to enact multiple interest-rate hikes in 2022, after it finishes tapering its monthly bond purchases.

With this in mind, we believe the best approach is to maintain the Portfolio’s exposures to cyclical stocks of companies that we think could benefit if the economy continues to grow, as well as positions in more defensive stocks.

The Portfolio’s biggest sector overweight positions relative to the S&P 500 as of December 31, 2021, are in communication services, industrials, and materials. A number of the Portfolio’s holdings in those sectors are cyclical in nature, but some are defensive as well. The Portfolio is underweight versus the benchmark in real estate and utilities, sectors that we think could underperform if interest rates rise.

6

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

A Word About Risk:

All investments are subject to risk,
including the possible loss of principal.
In the past several years, financial
markets have experienced increased
volatility and heightened uncertainty.
The market prices of securities may go
up or down, sometimes rapidly or
unpredictably, due to general market
conditions, such as real or perceived
adverse economic, political, or
regulatory conditions, recessions,
inflation, changes in interest or
currency rates, lack of liquidity in the
bond markets, the spread of infectious
illness or other public health issues or
adverse investor sentiment. These
conditions may continue, recur, worsen
or spread.

When interest rates rise, the prices of
fixed- income securities in the Portfolio
will generally fall. Conversely, when
interest rates fall, the prices of fixed-
income securities in the Portfolio will
generally rise.

Investments in the Portfolio are subject
to possible loss due to the financial
failure of the issuers of the underlying
securities and their inability to meet
their debt obligations.

Prepayment risk is the chance that an
issuer may exercise its right to prepay
its security, if falling interest rates
prompt the issuer to do so. Forced to
reinvest the unanticipated

Please refer to the Schedule of Investments on pages 8 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

7

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21

Shares		Value
UNAFFILIATED ISSUERS — 101.4%
COMMON STOCKS — 99.3% of Net Assets
Air Freight & Logistics — 4.2%
3,276	FedEx Corp.	$ 847,305
27,430	United Parcel Service, Inc., Class B	5,879,346
	Total Air Freight & Logistics	$ 6,726,651
Banks — 7.1%
98,904	Citizens Financial Group, Inc.	$ 4,673,214
63,333	Truist Financial Corp.	3,708,147
62,317	Wells Fargo & Co.	2,989,970
	Total Banks	$ 11,371,331
Beverages — 3.3%
88,426	Coca-Cola Co.	$ 5,235,703
	Total Beverages	$ 5,235,703
Biotechnology — 1.9%
4,450(a)	Biogen, Inc.	$ 1,067,644
3,201(a)	Regeneron Pharmaceuticals, Inc.	2,021,496
	Total Biotechnology	$ 3,089,140
Building Products — 1.3%
37,217	Carrier Global Corp.	$ 2,018,650
	Total Building Products	$ 2,018,650
Capital Markets — 1.8%
12,272	CME Group, Inc.	$ 2,803,661
	Total Capital Markets	$ 2,803,661
Chemicals — 3.0%
31,445	International Flavors & Fragrances, Inc.	$ 4,737,189
	Total Chemicals	$ 4,737,189
Construction Materials — 2.6%
9,246	Martin Marietta Materials, Inc.	$ 4,073,048
	Total Construction Materials	$ 4,073,048
Electrical Equipment — 0.4%
3,826	Eaton Corp. Plc	$ 661,209
	Total Electrical Equipment	$ 661,209
Energy Equipment & Services — 3.0%
157,727	Schlumberger, Ltd.	$ 4,723,924
	Total Energy Equipment & Services	$ 4,723,924
Entertainment — 5.8%
30,200	Electronic Arts, Inc.	$ 3,983,380
39,956(a)	Live Nation Entertainment, Inc.	4,782,334
2,737(a)	Walt Disney Co.	423,934
	Total Entertainment	$ 9,189,648
Food & Staples Retailing — 1.9%
5,400	Costco Wholesale Corp.	$ 3,065,580
	Total Food & Staples Retailing	$ 3,065,580
Health Care Providers & Services — 1.5%
4,729	UnitedHealth Group, Inc.	$ 2,374,620
	Total Health Care Providers & Services	$ 2,374,620

The accompanying notes are an integral part of these financial statements.

8

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
Hotels, Restaurants & Leisure — 3.8%
972(a)	Booking Holdings, Inc.	$ 2,332,051
33,777(a)	Planet Fitness, Inc., Class A	3,059,521
8,233(a)	Shake Shack, Inc., Class A	594,093
	Total Hotels, Restaurants & Leisure	$ 5,985,665
Interactive Media & Services — 7.5%
4,138(a)	Alphabet, Inc., Class A	$ 11,987,952
	Total Interactive Media & Services	$ 11,987,952
Internet & Direct Marketing Retail — 3.0%
1,411(a)	Amazon.com, Inc.	$ 4,704,754
	Total Internet & Direct Marketing Retail	$ 4,704,754
IT Services — 5.6%
22,728(a)	Akamai Technologies, Inc.	$ 2,660,085
3,317(a)	PayPal Holdings, Inc.	625,520
25,613	Visa, Inc., Class A	5,550,593
	Total IT Services	$ 8,836,198
Life Sciences Tools & Services — 4.8%
7,708	Agilent Technologies, Inc.	$ 1,230,582
6,879	Danaher Corp.	2,263,260
6,122	Thermo Fisher Scientific, Inc.	4,084,843
	Total Life Sciences Tools & Services	$ 7,578,685
Machinery — 1.0%
7,467	Caterpillar, Inc.	$ 1,543,728
	Total Machinery	$ 1,543,728
Oil, Gas & Consumable Fuels — 1.2%
22,200	EOG Resources, Inc.	$ 1,972,026
	Total Oil, Gas & Consumable Fuels	$ 1,972,026
Personal Products — 1.0%
4,325	Estee Lauder Cos., Inc., Class A	$ 1,601,115
	Total Personal Products	$ 1,601,115
Pharmaceuticals — 3.0%
168,264(a)	Elanco Animal Health, Inc.	$ 4,775,332
	Total Pharmaceuticals	$ 4,775,332
Road & Rail — 4.1%
26,196	Union Pacific Corp.	$ 6,599,558
	Total Road & Rail	$ 6,599,558
Semiconductors & Semiconductor Equipment — 9.6%
35,577	Analog Devices, Inc.	$ 6,253,369
6,792	Lam Research Corp.	4,884,467
13,927	NVIDIA Corp.	4,096,070
	Total Semiconductors & Semiconductor Equipment	$ 15,233,906
Software — 7.9%
1,463(a)	Adobe, Inc.	$ 829,609
30,824	Microsoft Corp.	10,366,728
5,555(a)	salesforce.com, Inc.	1,411,692
	Total Software	$ 12,608,029

The accompanying notes are an integral part of these financial statements.

9

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Shares		Value
Specialty Retail — 2.2%
8,539	Home Depot, Inc.	$ 3,543,770
	Total Specialty Retail	$ 3,543,770
Technology Hardware, Storage & Peripherals — 5.8%
51,710	Apple, Inc.	$ 9,182,145
	Total Technology Hardware, Storage & Peripherals	$ 9,182,145
Textiles, Apparel & Luxury Goods — 1.0%
9,791	NIKE, Inc., Class B	$ 1,631,866
	Total Textiles, Apparel & Luxury Goods	$ 1,631,866
TOTAL COMMON STOCKS
	(Cost $99,353,635)	$157,855,083
SHORT TERM INVESTMENTS — 2.1% of Net Assets
Open-End Mutual Funds — 2.1%
3,272,584	Dreyfus Government Cash Management, Institutional Shares, 0.03%(b)	$ 3,272,584
$ 3,272,584
TOTAL SHORT TERM INVESTMENTS
	(Cost $3,272,584)	$ 3,272,584
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 101.4%
	(Cost $102,626,219)	$161,127,667
	OTHER ASSETS AND LIABILITIES — (1.4)%	$ (2,149,912)
	NET ASSETS — 100.0%	$158,977,755

(a) Non-income producing security.

(b) Rate periodically changes. Rate disclosed is the 7-day yield at December 31, 2021.

Purchases and sales of securities (excluding short term investments) for the year ended December 31, 2021, aggregated $125,711,865 and $135,830,961, respectively.

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2021, the Portfolio did not engage in any cross trade activity.

At December 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $103,213,810 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$59,475,436
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,561,579)
Net unrealized appreciation	$57,913,857

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of December 31, 2021, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$157,855,083	$—	$—	$157,855,083
Open-End Mutual Funds	3,272,584	—	—	3,272,584
Total Investments in Securities	$161,127,667	$—	$—	$161,127,667

During the year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

10

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 12/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $102,626,219)	$ 161,127,667
Receivables —
Investment securities sold	333,097
Portfolio shares sold	1,531
Dividends	107,063
Interest	97
Total assets	$ 161,569,455

LIABILITIES:
Payables —
Investment securities purchased	$ 2,481,525
Portfolio shares repurchased	42,496
Professional fees	38,136
Printing expense	7,000
Custodian fees	4,201
Due to affiliates	17,848
Accrued expenses	494
Total liabilities	$ 2,591,700

NET ASSETS:
Paid-in capital	$ 79,703,972
Distributable earnings	79,273,783
Net assets	$ 158,977,755

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $133,162,228/6,724,148 shares)	$ 19.80
Class ll (based on $25,815,527/1,292,516 shares)	$ 19.97

The accompanying notes are an integral part of these financial statements.

 11

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations

FOR THE YEAR ENDED 12/31/21
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $(4,438))	$ 1,595,712
Interest from unaffiliated issuers	231
Total Investment Income		$ 1,595,943
EXPENSES:
Management fees	$ 968,195
Administrative expenses	84,005
Distribution fees
Class ll	56,899
Custodian fees	20,469
Professional fees	55,659
Printing expense	37,227
Pricing fees	43
Trustees’ fees	7,623
Insurance expense	245
Miscellaneous	6,547
Total expenses		$ 1,236,912
Net investment income		$ 359,031
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$21,325,446
Other assets and liabilities denominated in foreign currencies	(49,822)	$21,275,624
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$14,626,849
Other assets and liabilities denominated in foreign currencies	(489)	$14,626,360
Net realized and unrealized gain (loss) on investments		$35,901,984
Net increase in net assets resulting from operations		$36,261,015

The accompanying notes are an integral part of these financial statements.

12

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/21	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 359,031	$ 849,251
Net realized gain (loss) on investments	21,275,624	11,578,710
Change in net unrealized appreciation (depreciation) on investments	14,626,360	13,527,030
Net increase in net assets resulting from operations	$ 36,261,015	$ 25,954,991
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($1.57 and $1.42 per share, respectively)	$ (10,344,714)	$ (9,128,227)
Class ll ($1.53 and $1.38 per share, respectively)	(1,983,925)	(1,308,500)
Total distributions to shareowners	$ (12,328,639)	$(10,436,727)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 13,694,036	$ 15,433,978
Reinvestment of distributions	12,328,639	10,436,727
Cost of shares repurchased	(25,539,895)	(20,317,379)
Net increase in net assets resulting from Portfolio share transactions	$ 482,780	$ 5,553,326
Net increase in net assets	$ 24,415,156	$ 21,071,590
NET ASSETS:
Beginning of year	$ 134,562,599	$113,491,009
End of year	$ 158,977,755	$134,562,599

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/21	12/31/20	12/31/20
	Shares	Amount	Shares	Amount
Class l
Shares sold	268,243	$ 5,052,659	638,060	$ 9,584,681
Reinvestment of distributions	579,267	10,344,714	663,204	9,128,227
Less shares repurchased	(1,039,551)	(19,121,469)	(1,064,140)	(15,621,508)
Net increase/(decrease)	(192,041)	$ (3,724,096)	237,124	$ 3,091,400
Class ll
Shares sold	460,082	$ 8,641,377	383,975	$ 5,849,297
Reinvestment of distributions	110,287	1,983,925	94,337	1,308,500
Less shares repurchased	(348,203)	(6,418,426)	(313,716)	(4,695,871)
Net increase	222,166	$ 4,206,876	164,596	$ 2,461,926

The accompanying notes are an integral part of these financial statements.

13

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class I
Net asset value, beginning of period	$ 16.83	$ 14.95	$ 13.52	$ 18.29	$ 17.72
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.05	0.11	0.16	0.18	0.21
Net realized and unrealized gain (loss) on investments	4.49	3.19	3.83	(0.24)	3.31
Net increase (decrease) from investment operations	$ 4.54	$ 3.30	$ 3.99	$ (0.06)	$ 3.52
Distributions to shareowners:
Net investment income	(0.06)	(0.11)	(0.15)	(0.19)	(0.21)
Net realized gain	(1.51)	(1.31)	(2.41)	(4.52)	(2.74)
Total distributions	$ (1.57)	$ (1.42)	$ (2.56)	$ (4.71)	$ (2.95)
Net increase (decrease) in net asset value	$ 2.97	$ 1.88	$ 1.43	$ (4.77)	$ 0.57

Net asset value, end of period	$ 19.80	$ 16.83	$ 14.95	$ 13.52	$ 18.29
Total return(b)	27.98%	24.28%	31.33%	(1.51)%(c)	21.72%
Ratio of net expenses to average net assets	0.79%	0.79%	0.82%	0.82%	0.77%
Ratio of net investment income (loss) to average net assets	0.28%	0.77%	1.08%	1.12%	1.16%
Portfolio turnover rate	87%	91%	70%	58%	59%
Net assets, end of period (in thousands)	$133,162	$116,401	$99,853	$84,375	$101,056

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.55)%.
NOTE:	The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

14

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class II
Net asset value, beginning of period	$ 16.97	$ 15.06	$ 13.60	$ 18.35	$ 17.78
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.01	0.08	0.12	0.14	0.16
Net realized and unrealized gain (loss) on investments	4.52	3.21	3.86	(0.24)	3.32
Net increase (decrease) from investment operations	$ 4.53	$ 3.29	$ 3.98	$ (0.10)	$ 3.48
Distributions to shareowners:
Net investment income	(0.02)	(0.07)	(0.11)	(0.13)	(0.17)
Net realized gain	(1.51)	(1.31)	(2.41)	(4.52)	(2.74)
Total distributions	$ (1.53)	$ (1.38)	$ (2.52)	$ (4.65)	$ (2.91)
Net increase (decrease) in net asset value	$ 3.00	$ 1.91	$ 1.46	$ (4.75)	$ 0.57

Net asset value, end of period	$ 19.97	$ 16.97	$ 15.06	$ 13.60	$ 18.35
Total return(b)	27.65%	23.96%	31.03%	(1.74)%(c)	21.36%
Ratio of net expenses to average net assets	1.04%	1.04%	1.07%	1.07%	1.02%
Ratio of net investment income (loss) to average net assets	0.03%	0.50%	0.83%	0.88%	0.91%
Portfolio turnover rate	87%	91%	70%	58%	59%
Net assets, end of period (in thousands)	$25,816	$18,162	$13,638	$11,237	$13,060

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.78)%.
NOTE:	The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

15

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21

1. Organization and Significant Accounting Policies

Pioneer Fund VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust"),a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser serves as the Portfolio’s distributor (the “Distributor”).

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.

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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

At December 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2021, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs

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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21 (continued)

subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$ 2,776,642	$ 2,349,207
Long-term capital gain	9,551,997	8,087,520
Total	$12,328,639	$ 10,436,727

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2021:

2021
Distributable Earnings:
Undistributed long-term capital gain	$ 13,092,998
Undistributed ordinary income	8,266,928
Net unrealized appreciation	57,913,857
Total	$ 79,273,783

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.	Portfolio Shares and Class Allocations

The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.

Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.	Risks

The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio. The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the year ended December 31, 2021, the effective management fee was equivalent to 0.65% of the Portfolio’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $8,746 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2021.

3. Compensation of Trustees and Officers

The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the year ended December 31, 2021, the Portfolio paid $7,623 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At December 31, 2021, the Portfolio had no payable for Trustees’ fees on its Statement of Assets and Liabilities.

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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21 (continued)

4. Transfer Agent

For the period from January 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Portfolio at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.

5. Distribution Plan

The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $9,102 in distribution fees payable to the Distributor at December 31, 2021.

6. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon serves as the Portfolio’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Portfolio’s shareholder servicing and transfer agent.

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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Fund VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Fund VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Fund VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts

February 28, 2022

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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Additional Information (unaudited)

For the year ended December 31, 2021, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

The Portfolio designated $13,093,099 as long-term capital gains distributions during the year ended December 31, 2021. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

The qualifying percentage of the Portfolio’s ordinary income dividends for the purpose of the corporate dividends received deduction was 63.98%.

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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Fund VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between Amundi US and the Portfolio. In order for Amundi US to remain the investment adviser of the Portfolio, the Trustees of the Portfolio, including a majority of the Portfolio’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2021 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2021, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Portfolio and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed Amundi US’s investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Portfolio, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Portfolio reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Portfolio

In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Renewal of Investment Management Agreement (continued)

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.

The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Portfolio’s management fee was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Portfolio’s Class I shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Portfolio and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management and administration agreements with the Portfolio, Amundi US performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Portfolio, including the methodology used by Amundi US in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Portfolio, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers

The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment Portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Trustee During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Independent Trustees:
Thomas J. Perna (71)	Trustee since 2006. Serves until a	Private investor (2004 – 2008 and	Director, Broadridge Financial
Chairman of the Board	successor trustee is elected or	2013 – present); Chairman (2008 – 2013)	Solutions, Inc. (investor
and Trustee	earlier retirement or removal.	and Chief Executive Officer (2008 – 2012),	communications and securities
		Quadriserv, Inc. (technology products for	processing provider for financial
		securities lending industry); and Senior	services industry) (2009 – present);
		Executive Vice President, The Bank of New York	Director, Quadriserv, Inc. (2005 –
		(financial and securities services) (1986 – 2004)	2013); and Commissioner, New Jersey
State Civil Service Commission
(2011 – 2015)
John E. Baumgardner, Jr. (70)	Trustee since 2019. Serves until a	Of Counsel (2019 – present), Partner	Chairman, The Lakeville Journal
Trustee	successor trustee is elected or	(1983-2018), Sullivan & Cromwell LLP	Company, LLC, (privately-held
	earlier retirement or removal.	(law firm).	community newspaper group)
(2015-present)
Diane Durnin (64)	Trustee since 2019. Serves until a	Managing Director - Head of Product Strategy	None
Trustee	successor trustee is elected or	and Development, BNY Mellon Investment
	earlier retirement or removal.	Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus
Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon Investment
Management (2007-2012); Executive Director-
Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus
Corporation (investment management firm)
(2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus
Corporation (1994-2000)
Benjamin M. Friedman (77)	Trustee since 2008. Serves until a	William Joseph Maier Professor of Political	Trustee, Mellon Institutional Funds
Trustee	successor trustee is elected or	Economy, Harvard University (1972 – present)	Investment Trust and Mellon
	earlier retirement or removal.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021. Serves until a	Partner, England & Company, LLC (advisory	Board Member of Carver Bancorp, Inc.
Trustee	successor trustee is elected or	firm) (2012 – present); Group Head – Leveraged	(holding company) and Carver Federal
	earlier retirement or removal.	Finance Distribution, Oppenheimer & Company	Savings Bank, NA (2017 – present);
		(investment bank) (2006 – 2012); Group Head –	Advisory Council Member,
		Private Finance & High Yield Capital Markets	MasterShares ETF (2016 – 2017);
		Origination, SunTrust Robinson Humphrey	Advisory Council Member, The Deal
		(investment bank) (2003 – 2006); and Founder	(financial market information
		and Chief Executive Officer, HNY Associates,	publisher) (2015 – 2016); Board
		LLC (investment bank) (1996 – 2003)	Co-Chairman and Chief Executive
Officer, Danis Transportation Company
(privately-owned commercial carrier)
(2000 – 2003); Board Member and
Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000);
Board Member, Federation of
Protestant Welfare Agencies (human
services agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

26

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Trustee During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Independent Trustees: (continued)
Lorraine H. Monchak (65)	Trustee since 2017. (Advisory	Chief Investment Officer, 1199 SEIU Funds	None
Trustee	Trustee from 2014 - 2017). Serves	(healthcare workers union pension funds)
	until a successor trustee is elected	(2001 – present); Vice President – International
	or earlier retirement or removal.	Investments Group, American International
Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury
Group, Citibank, N.A. (1980 – 1986 and
1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding
Corporation (government-sponsored issuer of debt
securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment
bank) (1987 – 1988); and Mortgage Strategies
Group, Drexel Burnham Lambert, Ltd. (investment
bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 1995. Serves until a	Chief Financial Officer, American Ag Energy, Inc.	Director of New America High Income
Trustee	successor trustee is elected or	(controlled environment and agriculture	Fund, Inc. (closed-end investment
	earlier retirement or removal.	company) (2016 – present); and President and	company) (2004 – present); and
		Chief Executive Officer, Metric Financial Inc.	Member, Board of Governors,
		(formerly known as Newbury Piret Company)	Investment Company Institute
		(investment banking firm) (1981 – 2019)	(2000 – 2006)

Fred J. Ricciardi (74)	Trustee since 2014. Serves until a	Private investor (2020 – present); Consultant	None
Trustee	successor trustee is elected or	(investment company services) (2012 – 2020);
	earlier retirement or removal.	Executive Vice President, BNY Mellon (financial
and investment company services) (1969 – 2012);
Director, BNY International Financing Corp.
(financial services) (2002 – 2012); Director, Mellon
Overseas Investment Corp. (financial services)
(2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment
companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland (financial
services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial
services) (2005-2007)

Interested Trustees:

Lisa M. Jones (59)*	Trustee since 2017. Serves until a	Director, CEO and President of Amundi US, Inc.	None
Trustee, President and	successor trustee is elected or	(investment management firm) (since
Chief Executive Officer	earlier retirement or removal	September 2014); Director, CEO and President
of Amundi Asset Management US, Inc. (since
September 2014); Director, CEO and President of
Amundi Distributor US, Inc. (since September 2014);
Director, CEO and President of Amundi Asset
Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc.
and Amundi Asset Management US, Inc. (September
2014 – 2018); Managing Director, Morgan Stanley
Investment Management (investment management
firm) (2010 – 2013); Director of Institutional Business,
CEO of International, Eaton Vance Management
(investment management firm) (2005 – 2010); and
Director of Amundi Holdings US, Inc. (since 2017)

Kenneth J. Taubes (63)*	Trustee since 2014. Serves until a	Director and Executive Vice President (since	None
Trustee	successor trustee is elected or	2008) and Chief Investment Officer, U.S. (since
	earlier retirement or removal	2010) of Amundi US, Inc. (investment
management firm); Director and Executive Vice
President and Chief Investment Officer, U.S. of
Amundi US (since 2008); Executive Vice President
and Chief Investment Officer, U.S. of Amundi Asset
Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director
of Amundi Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.

27

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers (continued)

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Officer During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Fund Officers:
Christopher J. Kelley (57)	Since 2003. Serves at the	Vice President and Associate General Counsel	None
Secretary and	discretion of the Board	of Amundi US since January 2008; Secretary and
Chief Legal Officer		Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of
the Pioneer Funds from September 2003 to
May 2010; and Vice President and Senior Counsel
of Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since	None
Assistant Secretary	discretion of the Board	May 2013 and Assistant Secretary of all the
Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of Amundi	None
Treasurer and Chief Financial	discretion of the Board	US; Treasurer of all of the Pioneer Funds since
and Accounting Officer		May 2021; Assistant Treasurer of all of the Pioneer
Funds from January 2021 to May 2021; and Chief
of Staff, US Investment Management of Amundi
US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2000. Serves at the	Director – Fund Treasury of Amundi US since	None
Assistant Treasurer	discretion of the Board	1999; and Assistant Treasurer of all of the
Pioneer Funds since 1999
Gary Sullivan (63)	Since 2002. Serves at the	Senior Manager – Fund Treasury of Amundi US	None
Assistant Treasurer	discretion of the Board	since 2012; and Assistant Treasurer of all of the
Pioneer Funds since 2002
Antonio Furtado (39)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US since 2020; Assistant Treasurer of all
of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
Michael Melnick (50)	Since 2021. Serves at the	Vice President - Deputy Fund Treasurer of	None
Assistant Treasurer	discretion of the Board	Amundi US since May 2021; Assistant Treasurer
of all of the Pioneer Funds since July 2021;
Director of Regulatory Reporting of Amundi US
from 2001 – 2021; and Director of Tax of
Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of	None
Chief Compliance Officer	discretion of the Board	Amundi US Asset Management; Amundi Asset
Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance
Officer of Amundi Distributor US, Inc. since
January 2014.
Kelly O’Donnell (50)	Since 2006. Serves at the	Vice President – Amundi Asset Management;	None
Anti-Money Laundering	discretion of the Board	and Anti-Money Laundering Officer of all the
Officer		Pioneer Funds since 2006

28

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29

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

18649-16-0222

Pioneer Variable Contracts Trust

Pioneer Real Estate Shares

VCT Portfolio

Class I and II Shares

Annual Report | December 31, 2021

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Update 12/31/21

5 Largest Holdings
(As a percentage of total investments)*
1.	Prologis, Inc.	9.82%
2.	Equinix, Inc.	7.63
3.	Simon Property Group, Inc.	6.09
4.	National Storage Affiliates Trust	4.98
5.	EastGroup Properties, Inc.	4.92

*	Excludes short term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 12/31/21

Prices and Distributions

Net Asset Value per Share	12/31/21	12/31/20
Class I	$10.65	$7.63
Class II	$10.69	$7.67

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/21 – 12/31/21)	Income	Capital Gains	Capital Gains
Class I	$0.0987	$ —	$ —
Class II	$0.0924	$ —	$ —

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Real Estate Shares VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns

(As of December 31, 2021)

			MSCI U.S.
	Class I	Class II	REIT Index
10 Years	10.73%	10.46%	11.32%
5 Years	9.97%	9.70%	10.78%
1 Year	41.05%	40.75%	43.06%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Effective January 1, 2018, the Adviser became directly responsible for portfolio management of the Portfolio. The performance shown for periods prior to January 1, 2018 reflects the investment strategies employed during those periods.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

2

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on actual returns from July 1, 2021 through December 31, 2021.

Share Class	I	II
Beginning Account Value on 7/1/21	$1,000.00	$1,000.00
Ending Account Value on 12/31/21	$1,202.16	$1,201.96
Expenses Paid During Period*	$ 7.49	$ 8.88

*	Expenses are equal to the Portfolio's annualized expense ratio of 1.35% and 1.60%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2021 through December 31, 2021.

Share Class	I	II
Beginning Account Value on 7/1/21	$1,000.00	$1,000.00
Ending Account Value on 12/31/21	$1,018.40	$1,017.14
Expenses Paid During Period*	$ 6.87	$ 8.13

* * Expenses are equal to the Portfolio's annualized expense ratio of 1.35% and 1.60%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/21

In the following interview, Raymond Haddad discusses the market environment for real estate investment trusts (REITs) and other real estate-related investments and the factors that influenced the performance of Pioneer Real Estate Shares VCT Portfolio during the 12-month reporting period ended December 31, 2021. Mr. Haddad, a vice president and portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Portfolio.

Q:	How did the Portfolio perform during the 12-month period ended December 31, 2021?
A:	Pioneer Real Estate Shares VCT Portfolio’s Class I shares returned 41.05% at net asset value during the 12-month period ended December 31, 2021, and Class II shares returned 40.75%, while the Portfolio’s benchmark, the Morgan Stanley Capital International (MSCI) US Real Estate Investment Trust (REIT) Index[1], returned 43.06%.
Q:	How would you describe the market environment for REIT investors during the 12-month period ended December 31, 2021?
A:	REITs rebounded nicely in 2021 after a difficult 2020, outperforming the broader equity markets. In fact, the Portfolio’s benchmark, the MSCI US REIT Index, registered the highest total return in its history for the 12-month period ended December 31, 2021. The rollout of COVID-19 vaccines in the first half of 2021 led to a general reopening of the economy, unlocking pent-up consumer demand as well as the savings many consumers had accumulated during the pandemic-related lockdowns. Ample fiscal and monetary stimulus from the US government and the Federal Reserve (Fed) further heightened investors’ optimism. The US economy, as measured by gross domestic product (GDP), grew at 6.4% and 6.7%, respectively, in the first and second quarters of 2021.

During the third quarter, however, caution crept back into the markets. Worries about rising inflation and interest rates, the federal budget deficit and debt ceiling negotiations, Congressional inaction on infrastructure spending, the Chinese government’s growing regulatory actions, and the debt issues of a large Chinese property company all contributed to a dampening of investor enthusiasm for riskier assets such as stocks. Still, REITs ended the quarter in slightly positive territory, while the broader equity market declined.

In the fourth quarter, the emergence and spread of the highly contagious Omicron variant of the COVID-19 virus contributed to a stalling of the economic recovery. In addition, supply chain disruptions stemming from the pandemic, labor wage pressures, and higher energy prices fueled accelerating inflation rates and raised concerns about the pace of economic growth. Given the upward pressure on prices, the Fed announced in November that it would

1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

4

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

begin tapering its monthly asset purchases. Then, in December, the Fed stated it planned to accelerate the winding down of those asset purchases and end the program by March 2022. That news caused investors to pull forward their expectation for the Fed’s timing of interest-rate increases in 2022.

While interest-rate-sensitive investments struggled over the second half of the 12-month period, equities performed strongly on the back of strong third-quarter corporate earnings announcements. REITs, for their part, delivered a 16.32% return for the fourth quarter of 2021, outperforming the broader equity market by a comfortable margin.

Looking below the surface, investors during the period tended to favor stocks of companies falling into the cyclical and value categories, as those companies appeared to be in a position to benefit from an economic reopening driven by increased COVID-19 vaccination rates, a return to school and work, and continued fiscal and monetary stimulus. Pandemic-stressed industries such as travel, leisure, and retail led the markets during the earlier months of the period, but for the balance of the Portfolio’s fiscal year, less-cyclical stocks outperformed as new COVID-19 variants emerged. The sectors benefiting the most from those conditions included industrial, self-storage, and apartment REITs.

Q:	Which of your investments or strategies detracted from the Portfolio’s benchmark-relative performance during the 12-month period ended December 31, 2021?
A:	In a period that saw historically strong performance for REITs – when all boats were rising – our decision to avoid investing the Portfolio in higher-end, strip-center retail REITs that are components of the MSCI US REIT Index detracted from benchmark-relative returns. When the reporting period began in January 2021, we had a guarded short-term outlook, due to the lingering uncertainty created by the pandemic, questions about the timing of a full economic recovery, and the risk of a sudden reversal in investor confidence. As the United States emerged from the pandemic-induced recession, we thought it would be more prudent to invest the Portfolio in shopping malls with more affordable retail shopping experiences. Given the strength of the economic recovery and increased consumer spending bolstered by multiple government stimulus checks, the Portfolio’s underweight exposure to high-end malls, such as Federated Realty, detracted from relative returns. Lack of Portfolio exposure to Public Storage was another detractor from benchmark-relative results for the period, as the stock performed well. While we like the self-storage subsector overall, we have chosen to own other self-storage companies in the Portfolio that are not as geographically diversified as Public Storage.

Q:	Which of your investments or strategies aided the Portfolio’s benchmark-relative performance during the 12-month period ended December 31, 2021?
A:	Overweight positions in industrial REITs aided the Portfolio’s benchmark-relative returns during the 12-month period. In particular, the Portfolio’s exposure to “last-mile” warehouses that are strategically located in urban areas to facilitate same-day or two-day shipping was rewarding and benefited relative performance. A position in First Industrial was the top positive contributor to the Portfolio’s benchmark-relative performance for the 12-month period. First Industrial is a REIT with storage facilities in northern

5

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Management Discussion 12/31/21 (continued)

New Jersey that feed the New York City area. Another positive contributor to the Portfolio’s relative returns for the period was Rexford Industrial, which is geographically concentrated in southern California, an area where competition has been scarce due to zoning laws.

Q:	Did you make any noteworthy adjustments to the Portfolio’s sector allocation strategy during the 12-month period ended December 31, 2021?
A:	During the early months of the period, we began shifting some of the Portfolio’s investments into REIT subsectors that had faced the biggest challenges from the pandemic-related lockdown measures. As part of the strategy, we increased the Portfolio’s exposure to economically sensitive, cyclical subsectors that we believed could perform well if the US economy continued on a path toward a full reopening. Those cyclical investment themes included more retail-driven REITs as well as secular-driven e-commerce companies within the industrial REITs sector.

We continue to believe high-quality REITs with secular growth drivers could fare well and outperform the more secularly challenged segments of the market, such as office and health care REITs.

Q:	Did the Portfolio have exposure to any derivative securities during the 12-month period ended December 31, 2021?
A:	The Portfolio had no exposure to derivative investments during the 12-month period.
Q:	Could you comment on the overall health of the US real estate market?
A:	In terms of underlying property-market fundamentals, the US real estate sector continues to be healthy, in our view. Current credit spreads indicate strong availability of real estate capital, while underlying tenant credit has appeared similarly healthy. Furthermore, we believe the ability of most subsectors of the real estate market to drive pricing higher is a good indicator of the health of the overall market. (Credit spreads are commonly defined as the differences in yield between Treasuries and fixed-income securities with similar maturities.)
Q:	What is your outlook as the Portfolio begins a new fiscal year?
A:	Looking into 2022, we expect the continued reopening of the US economy, albeit it at a slower pace than last year. Recently approved therapeutics to treat COVID-19 and the apparent reduced severity of cases caused by the Omicron variant could continue to boost market psychology and sentiment. We believe that could bode well for what we view as already strong fundamentals within the real estate market, and may bolster the sector’s accelerating 2022 adjusted funds from operations (AFFO) growth, which appear poised to improve.

Despite a 60-basis point (0.60%) upward move in long-term US Treasury yields in 2021, to 1.50%, REITs proved resilient, given their ability to push rents higher. That flexibility has provided protection from rising inflation. However, if interest rates continue to rise, that could be a headwind for REIT stocks from an asset-allocation perspective, in our view.

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Portfolio invests in a limited number of securities and, as a result, the Portfolio’s performance may be more volatile than the performance of other portfolios holding more securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

6

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Please refer to the Schedule of Investments on pages 8 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

7

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21

Shares		Value
	UNAFFILIATED ISSUERS — 99.9%
	COMMON STOCKS — 99.4% of Net Assets
	Equity Real Estate Investment Trusts (REITs) — 96.1%
3,993	Alexandria Real Estate Equities, Inc.	$ 890,279
15,096	American Homes 4 Rent, Class A	658,336
2,382	AvalonBay Communities, Inc.	601,669
17,694	Brixmor Property Group, Inc.	449,605
4,166	Camden Property Trust	744,381
7,175	DigitalRealty Trust, Inc.	1,269,042
6,018	EastGroup Properties, Inc.	1,371,201
2,518	Equinix, Inc.	2,129,825
5,611	Equity LifeStyle Properties, Inc.	491,860
5,772	Extra Space Storage, Inc.	1,308,686
11,648	First Industrial Realty Trust, Inc.	771,098
11,429	Global Medical REIT, Inc.	202,865
9,577	Healthcare Trust of America, Inc., Class A	319,776
3,402	Highwoods Properties, Inc.	151,695
19,903	Independence Realty Trust, Inc.	514,094
5,041	Innovative Industrial Properties, Inc.	1,325,329
9,202	iStar, Inc.	237,688
19,199	Kimco Realty Corp.	473,255
5,690	Life Storage, Inc.	871,594
34,530	Macerich Co.	596,678
24,016	Medical Properties Trust, Inc.	567,498
4,638	Mid-America Apartment Communities, Inc.	1,064,143
20,071	National Storage Affiliates Trust	1,388,913
7,192	NexPoint Residential Trust, Inc.	602,905
16,266	Prologis, Inc.	2,738,544
9,878	Rexford Industrial Realty, Inc.	801,205
2,568(a)	Ryman Hospitality Properties, Inc.	236,153
10,627	Simon Property Group, Inc.	1,697,876
6,461	SL Green Realty Corp.	463,254
4,210	Sun Communities, Inc.	883,974
14,846	UDR, Inc.	890,612
3,230	Welltower, Inc.	277,037
	Total Equity Real Estate Investment Trusts (REITs)	$26,991,070
	Hotels, Restaurants & Leisure — 1.2%
1,975(a)	Airbnb, Inc., Class A	$ 328,818
	Total Hotels, Restaurants & Leisure	$ 328,818
	Real Estate Management & Development — 2.1%
557(a)	Jones Lang LaSalle, Inc.	$ 150,022
13,531	Newmark Group, Inc., Class A	253,030
3,377	St Joe Co.	175,773
	Total Real Estate Management & Development	$ 578,825
	TOTAL COMMON STOCKS
	(Cost $18,080,665)	$27,898,713

The accompanying notes are an integral part of these financial statements.

8

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	SHORT TERM INVESTMENTS — 0.5% of Net Assets
	Open-End Mutual Funds — 0.5%
131,351	Dreyfus Government Cash Management, Institutional Shares, 0.03%(b)	$ 131,351
		$ 131,351
	TOTAL SHORT TERM INVESTMENTS
	(Cost $131,351)	$ 131,351
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.9%
	(Cost $18,212,016)	$28,030,064
	OTHER ASSETS AND LIABILITIES — 0.1%	$ 38,622
	NET ASSETS — 100.0%	$28,068,686

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at December 31, 2021.

Purchases and sales of securities (excluding short term investments) for the year ended December 31, 2021, aggregated $25,712,493 and $27,706,125, respectively.

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2021, the Portfolio did not engage in any cross trade activity.

At December 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $18,247,444 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 9,919,679
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(137,059)
Net unrealized appreciation	$ 9,782,620

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 –	significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of December 31, 2021, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$27,898,713	$ —	$ —	$ 27,898,713
Open-End Mutual Funds	131,351	—	—	131,351
Total Investments in Securities	$28,030,064	$ —	$ —	$ 28,030,064

During the year ended December 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

9

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Assets and Liabilities 12/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $18,212,016)	$28,030,064
Receivables —
Investment securities sold	30,313
Portfolio shares sold	35
Dividends	70,236
Other assets	469
Total assets	$28,131,117

LIABILITIES:
Payables —
Portfolio shares repurchased	$ 1,094
Trustees’ fees	178
Professional fees	39,716
Printing expense	7,507
Custodian fees	1,114
Due to affiliates	8,578
Accrued expenses	4,244
Total liabilities	$ 62,431

NET ASSETS:
Paid-in capital	$16,964,406
Distributable earnings	11,104,280
Net assets	$28,068,686

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $7,529,626/707,186 shares)	$ 10.65
Class II (based on $20,539,060/1,922,157 shares)	$ 10.69

The accompanying notes are an integral part of these financial statements.

10

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Statement of Operations

FOR THE YEAR ENDED 12/31/21
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$ 451,517
Interest from unaffiliated issuers	48
Total Investment Income		$ 451,565
EXPENSES:
Management fees	$ 197,649
Administrative expenses	54,631
Distribution fees
Class II	45,357
Custodian fees	6,011
Professional fees	48,623
Printing expense	18,927
Trustees’ fees	7,834
Miscellaneous	915
Total expenses		$ 379,947
Net investment income		$ 71,618
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 4,153,398
Other assets and liabilities denominated in foreign currencies	2	$ 4,153,400
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 4,292,420
Other assets and liabilities denominated in foreign currencies	1	$ 4,292,421
Net realized and unrealized gain (loss) on investments		$ 8,445,821
Net increase in net assets resulting from operations		$ 8,517,439

The accompanying notes are an integral part of these financial statements.

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Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/21	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 71,618	$ 128,997
Net realized gain (loss) on investments	4,153,400	(2,658,239)
Change in net unrealized appreciation (depreciation) on investments	4,292,421	407,425
Net increase (decrease) in net assets resulting from operations	$ 8,517,439	$ (2,121,817)
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.10 and $2.54 per share, respectively)	$ (71,428)	$ (1,496,545)
Class II ($0.09 and $2.52 per share, respectively)	(183,859)	(4,189,955)
Tax return of capital
Class I ($0.00 and $0.09 per share, respectively)	—	(57,589)
Class II ($0.00 and $0.09 per share, respectively)	—	(163,361)
Total distributions to shareowners	$ (255,287)	$ (5,907,450)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 1,865,535	$ 1,406,759
Reinvestment of distributions	255,287	5,907,450
Cost of shares repurchased	(4,721,070)	(3,955,339)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$ (2,600,248)	$ 3,358,870
Net increase (decease) in net assets	$ 5,661,904	$ (4,670,397)
NET ASSETS:
Beginning of year	$ 22,406,782	$ 27,077,179
End of year	$ 28,068,686	$ 22,406,782

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/21	12/31/20	12/31/20
	Shares	Amount	Shares	Amount
Class I
Shares sold	46,759	$ 423,803	34,380	$ 274,499
Reinvestment of distributions	7,612	71,428	221,074	1,554,134
Less shares repurchased	(118,656)	(1,054,900)	(92,700)	(767,176)
Net increase/(decrease)	(64,285)	$ (559,669)	162,754	$ 1,061,457
Class II
Shares sold	154,473	$ 1,441,732	133,758	$ 1,132,260
Reinvestment of distributions	19,660	183,859	615,229	4,353,316
Less shares repurchased	(406,146)	(3,666,170)	(364,158)	(3,188,163)
Net increase/(decrease)	(232,013)	$ (2,040,579)	384,829	$ 2,297,413

The accompanying notes are an integral part of these financial statements.

12

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class I
Net asset value, beginning of period	$ 7.63	$11.35	$12.55	$15.40	$16.37
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.04	0.06	0.16	0.25	0.26
Net realized and unrealized gain (loss) on investments	3.08	(1.15)	3.16	(1.26)	0.28
Net increase (decrease) from investment operations	$ 3.12	$ (1.09)	$ 3.32	$ (1.01)	$ 0.54
Distributions to shareowners:
Net investment income	(0.03)	(0.06)	(0.19)	(0.25)	(0.26)
Net realized gain	(0.07)	(2.48)	(4.33)	1.59	(1.25)
Tax return of capital	—	(0.09)	—	—	—
Total distributions	$ (0.10)	$ (2.63)	$ (4.52)	$ (1.84)	$(1.51)
Net increase (decrease) in net asset value	$ 3.02	$ (3.72)	$ (1.20)	$ (2.85)	(0.97)
Net asset value, end of period	$10.65	$ 7.63	$11.35	$12.55	$15.40
Total return(b)	41.05%	(7.34)%	28.16%	(7.24)%	3.50%
Ratio of net expenses to average net assets	1.35%	1.46%	1.33%	1.37%	1.12%
Ratio of net investment income (loss) to average net assets	0.49%	0.77%	1.29%	1.76%	1.63%
Portfolio turnover rate	106%	155%	125%	154%	8%
Net assets, end of period (in thousands)	$7,530	$5,885	$6,910	$6,210	$7,824

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

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Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights (continued)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class II
Net asset value, beginning of period	$ 7.67	$ 11.40	$ 12.58	$ 15.44	$ 16.40
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.02	0.04	0.13	0.21	0.22
Net realized and unrealized gain (loss) on investments	3.09	(1.16)	3.17	(1.27)	0.29
Net increase (decrease) from investment operations	$ 3.11	$ (1.12)	$ 3.30	$ (1.06)	$ 0.51
Distributions to shareowners:
Net investment income	(0.02)	(0.04)	(0.15)	(0.21)	(0.22)
Net realized gain	(0.07)	(2.48)	(4.33)	(1.59)	(1.25)
Tax return of capital	—	(0.09)	—	—	—
Total distributions	$ (0.09)	$ (2.61)	$ (4.48)	$ (1.80)	$ (1.47)
Net increase (decrease) in net asset value	$ 3.02	$ (3.73)	$ (1.18)	$ (2.86)	$ (0.96)
Net asset value, end of period	$ 10.69	$ 7.67	$ 11.40	$ 12.58	$ 15.44
Total return(b)	40.75%	(7.62)%	27.91%	(7.54)%	3.30%
Ratio of net expenses to average net assets	1.60%	1.71%	1.58%	1.62%	1.37%
Ratio of net investment income (loss) to average net assets	0.22%	0.51%	1.04%	1.51%	1.37%
Portfolio turnover rate	106%	155%	125%	154%	8%
Net assets, end of period (in thousands)	$20,539	$16,522	$20,167	$18,393	$23,592

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

14

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser serves as the Portfolio’s distributor (the “Distributor”).

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities which may include restricted securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities which may include restricted securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Lasale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities which may include restricted securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair

15

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21 (continued)

valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

At December 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2021, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

16

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

At December 31, 2021, the Portfolio did not have any capital loss carryforwards.

During the year ended December 31, 2021, a capital loss carryforward of $2,665,498 was utilized to offset net realized gains by the Fund.

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$68,929	$ 151,038
Long-term capital gain	186,358	5,535,462
Tax return of capital	—	220,950
Total distributions	$255,287	$ 5,907,450

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2021:

2021
Distributable earnings/(losses):
Undistributed long-term capital gain	$ 1,321,660
Net unrealized appreciation	9,782,620
Total	$11,104,280

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E. Portfolio Shares and Class Allocations

The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.

Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F. Risks

The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio. The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

17

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21 (continued)

Because the Portfolio may invest a substantial portion of its assets in REITs, the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital return may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees payable under the Portfolio’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.80% of the Portfolio’s average daily net assets up to $500 million and 0.75% of the Portfolio’s average daily net assets over $500 million. For the year ended December 31, 2021, the effective management fee was equivalent to 0.80% of the Portfolio’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $1,867 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2021.

18

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

3. Compensation of Trustees and Officers

The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the year ended December 31, 2021, the Portfolio paid $7,834 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At December 31, 2021, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $178.

4. Transfer Agent

For the period from January 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Portfolio at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.

5. Distribution Plan

The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $6,711 in distribution fees payable to the Distributor at December 31, 2021.

6. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon serves as the Portfolio’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Portfolio’s shareholder servicing and transfer agent.

19

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Real Estate Shares VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Real Estate Shares VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of two years in the period then ended, the financial highlights for each of five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Real Estate Shares VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
February 28, 2022

20

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Additional Information (unaudited)

For the year ended December 31, 2021, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

The Portfolio designated $186,358 as long-term capital gains distributions during the year ended December 31, 2021. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

21

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Real Estate Shares VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between Amundi US and the Portfolio. In order for Amundi US to remain the investment adviser of the Portfolio, the Trustees of the Portfolio, including a majority of the Portfolio’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2021 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2021, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Portfolio and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed Amundi US’s investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Portfolio, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Portfolio reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

22

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Performance of the Portfolio

In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.

The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Portfolio’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Portfolio’s Class II shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Portfolio’s Class II shares was in the fifth quintile relative to its Strategic Insight peer group.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Portfolio and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management and administration agreements with the Portfolio, Amundi US performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Portfolio, including the methodology used by Amundi US in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Portfolio was not unreasonable.

23

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Approval of Renewal of Investment Management Agreement (continued)

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Portfolio, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

24

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers

The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment Portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Trustee During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Independent Trustees:
Thomas J. Perna (71)	Trustee since 2006. Serves until a	Private investor (2004 – 2008 and	Director, Broadridge Financial
Chairman of the Board	successor trustee is elected or	2013 – present); Chairman (2008 – 2013)	Solutions, Inc. (investor
and Trustee	earlier retirement or removal.	and Chief Executive Officer (2008 – 2012),	communications and securities
		Quadriserv, Inc. (technology products for	processing provider for financial
		securities lending industry); and Senior	services industry) (2009 – present);
		Executive Vice President, The Bank of New York	Director, Quadriserv, Inc. (2005 –
		(financial and securities services) (1986 – 2004)	2013); and Commissioner, New Jersey
State Civil Service Commission
(2011 – 2015)
John E. Baumgardner, Jr. (70)	Trustee since 2019. Serves until a	Of Counsel (2019 – present), Partner	Chairman, The Lakeville Journal
Trustee	successor trustee is elected or	(1983-2018), Sullivan & Cromwell LLP	Company, LLC, (privately-held
	earlier retirement or removal.	(law firm).	community newspaper group)
(2015-present)
Diane Durnin (64)	Trustee since 2019. Serves until a	Managing Director - Head of Product Strategy	None
Trustee	successor trustee is elected or	and Development, BNY Mellon Investment
	earlier retirement or removal.	Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus
Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon Investment
Management (2007-2012); Executive Director-
Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus
Corporation (investment management firm)
(2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus
Corporation (1994-2000)
Benjamin M. Friedman (77)	Trustee since 2008. Serves until a	William Joseph Maier Professor of Political	Trustee, Mellon Institutional Funds
Trustee	successor trustee is elected or	Economy, Harvard University (1972 – present)	Investment Trust and Mellon
	earlier retirement or removal.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021. Serves until a	Partner, England & Company, LLC (advisory	Board Member of Carver Bancorp, Inc.
Trustee	successor trustee is elected or	firm) (2012 – present); Group Head – Leveraged	(holding company) and Carver Federal
	earlier retirement or removal.	Finance Distribution, Oppenheimer & Company	Savings Bank, NA (2017 – present);
		(investment bank) (2006 – 2012); Group Head –	Advisory Council Member,
		Private Finance & High Yield Capital Markets	MasterShares ETF (2016 – 2017);
		Origination, SunTrust Robinson Humphrey	Advisory Council Member, The Deal
		(investment bank) (2003 – 2006); and Founder	(financial market information
		and Chief Executive Officer, HNY Associates,	publisher) (2015 – 2016); Board
		LLC (investment bank) (1996 – 2003)	Co-Chairman and Chief Executive
Officer, Danis Transportation Company
(privately-owned commercial carrier)
(2000 – 2003); Board Member and
Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000);
Board Member, Federation of
Protestant Welfare Agencies (human
services agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

25

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust
Trustees, Officers and Service Providers (continued)

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Trustee During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Independent Trustees: (continued)
Lorraine H. Monchak (65)	Trustee since 2017. (Advisory	Chief Investment Officer, 1199 SEIU Funds	None
Trustee	Trustee from 2014 - 2017). Serves	(healthcare workers union pension funds)
	until a successor trustee is elected	(2001 – present); Vice President – International
	or earlier retirement or removal.	Investments Group, American International
Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury
Group, Citibank, N.A. (1980 – 1986 and
1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding
Corporation (government-sponsored issuer of debt
securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment
bank) (1987 – 1988); and Mortgage Strategies
Group, Drexel Burnham Lambert, Ltd. (investment
bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 1995. Serves until a	Chief Financial Officer, American Ag Energy, Inc.	Director of New America High Income
Trustee	successor trustee is elected or	(controlled environment and agriculture	Fund, Inc. (closed-end investment
	earlier retirement or removal.	company) (2016 – present); and President and	company) (2004 – present); and
		Chief Executive Officer, Metric Financial Inc.	Member, Board of Governors,
		(formerly known as Newbury Piret Company)	Investment Company Institute
		(investment banking firm) (1981 – 2019)	(2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014. Serves until a	Private investor (2020 – present); Consultant	None
Trustee	successor trustee is elected or	(investment company services) (2012 – 2020);
	earlier retirement or removal.	Executive Vice President, BNY Mellon (financial
and investment company services) (1969 – 2012);
Director, BNY International Financing Corp.
(financial services) (2002 – 2012); Director, Mellon
Overseas Investment Corp. (financial services)
(2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment
companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland (financial
services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial
services) (2005-2007)
Interested Trustees:
Lisa M. Jones (59)*	Trustee since 2017. Serves until a	Director, CEO and President of Amundi US, Inc.	None
Trustee, President and	successor trustee is elected or	(investment management firm) (since
Chief Executive Officer	earlier retirement or removal	September 2014); Director, CEO and President
of Amundi Asset Management US, Inc. (since
September 2014); Director, CEO and President of
Amundi Distributor US, Inc. (since September 2014);
Director, CEO and President of Amundi Asset
Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc.
and Amundi Asset Management US, Inc. (September
2014 – 2018); Managing Director, Morgan Stanley
Investment Management (investment management
firm) (2010 – 2013); Director of Institutional Business,
CEO of International, Eaton Vance Management
(investment management firm) (2005 – 2010); and
Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014. Serves until a	Director and Executive Vice President (since	None
Trustee	successor trustee is elected or	2008) and Chief Investment Officer, U.S. (since
	earlier retirement or removal	2010) of Amundi US, Inc. (investment
management firm); Director and Executive Vice
President and Chief Investment Officer, U.S. of
Amundi US (since 2008); Executive Vice President
and Chief Investment Officer, U.S. of Amundi Asset
Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director
of Amundi Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.

26

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Officer During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Fund Officers:
Christopher J. Kelley (57)	Since 2003. Serves at the	Vice President and Associate General Counsel	None
Secretary and	discretion of the Board	of Amundi US since January 2008; Secretary and
Chief Legal Officer		Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of
the Pioneer Funds from September 2003 to
May 2010; and Vice President and Senior Counsel
of Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since	None
Assistant Secretary	discretion of the Board	May 2013 and Assistant Secretary of all the
Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of Amundi	None
Treasurer and Chief Financial	discretion of the Board	US; Treasurer of all of the Pioneer Funds since
and Accounting Officer		May 2021; Assistant Treasurer of all of the Pioneer
Funds from January 2021 to May 2021; and Chief
of Staff, US Investment Management of Amundi
US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2000. Serves at the	Director – Fund Treasury of Amundi US since	None
Assistant Treasurer	discretion of the Board	1999; and Assistant Treasurer of all of the
Pioneer Funds since 1999
Gary Sullivan (63)	Since 2002. Serves at the	Senior Manager – Fund Treasury of Amundi US	None
Assistant Treasurer	discretion of the Board	since 2012; and Assistant Treasurer of all of the
Pioneer Funds since 2002
Antonio Furtado (39)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US since 2020; Assistant Treasurer of all
of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
Michael Melnick (50)	Since 2021. Serves at the	Vice President - Deputy Fund Treasurer of	None
Assistant Treasurer	discretion of the Board	Amundi US since May 2021; Assistant Treasurer
of all of the Pioneer Funds since July 2021;
Director of Regulatory Reporting of Amundi US
from 2001 – 2021; and Director of Tax of
Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of	None
Chief Compliance Officer	discretion of the Board	Amundi US Asset Management; Amundi Asset
Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance
Officer of Amundi Distributor US, Inc. since
January 2014.
Kelly O’Donnell (50)	Since 2006. Serves at the	Vice President – Amundi Asset Management;	None
Anti-Money Laundering	discretion of the Board	and Anti-Money Laundering Officer of all the
Officer		Pioneer Funds since 2006

27

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29

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

18653-16-0222

Pioneer Variable Contracts Trust

Pioneer Strategic Income

VCT Portfolio

Class I and II Shares

Annual Report | December 31, 2021

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Portfolio Update 12/31/21

5 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bills, 1/20/22	5.93%
2.	Fannie Mae, 2.500%, 1/1/52 (TBA)	5.25
3.	U.S. Treasury Bills, 1/11/22	4.21
4.	U.S. Treasury Bills, 1/4/22	3.90
5.	Fannie Mae, 4.500%, 1/1/52 (TBA)	3.39

*	Excludes short term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 12/31/21

Prices and Distributions

Net Asset Value per Share	12/31/21	12/31/20
Class I	$10.44	$10.69
Class II	$10.43	$10.67

	Net
Distributions per Share	Investment	Short-Term	Long-Term
(1/1/21 – 12/31/21)	Income	Capital Gains	Capital Gains
Class I	$0.3470	$ —	$0.1003
Class II	$0.3200	$ —	$0.1003

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Strategic Income VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

The Bloomberg U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the US High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns

(As of December 31, 2021)

			Bloomberg U.S.
	Class I	Class II	Universal Index
10 Years	4.46%	4.21%	3.31%
5 Years	4.44%	4.20%	3.84%
1 Year	1.89%	1.73%	-1.10%

All total returns shown assume reinvestment of distributions at net asset value.

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Comparing Ongoing Portfolio Expenses

As a shareowner in the Portfolio, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

2.	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from July 1, 2021 through December 31, 2021.

Share Class	I	II
Beginning Account Value on 7/1/21	$1,000.00	$1,000.00
Ending Account Value on 12/31/21	$ 995.51	$ 995.21
Expenses Paid During Period*	$ 3.77	$ 5.03

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.75% and 1.00%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2021 through December 31, 2021.

Share Class	I	II
Beginning Account Value on 7/1/21	$1,000.00	$1,000.00
Ending Account Value on 12/31/21	$1,021.42	$1,020.16
Expenses Paid During Period*	$ 3.82	$ 5.09

* Expenses are equal to the Portfolio’s annualized expense ratio of 0.75% and 1.00%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/21

In the following interview, Jonathan Scott and Andrew Feltus discuss the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the 12-month period ended December 31, 2021. Mr. Scott, a Vice President and portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, Brad Komenda, a Senior Vice President, Deputy Director of Investment Grade Corporates, and a portfolio manager at Amundi US, and Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, US, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Portfolio.

Q:	How did the Portfolio perform during the 12-month period ended December 31, 2021?
A:	Pioneer Strategic Income VCT Portfolio’s Class I shares returned 1.89% at net asset value during the 12-month period ended December 31, 2021, and Class II shares returned 1.73%, while the Portfolio’s benchmark, the Bloomberg US Universal Index (the Bloomberg Index), returned -1.10%.
Q:	How would you describe the investment environment in the fixed-income markets during the 12-month period?
A:	The dominant theme of 2021 was the continued economic recovery from the pandemic, driven by the rollout and distribution of COVID-19 vaccines, easy monetary and fiscal policies from central banks and governments around the globe, and strong corporate profits. Despite recurring “waves” of COVID-19 infections driven by new variants of the virus (including the latest Omicron variant), economic growth continued to rebound. In addition, as the 12-month period progressed, we saw spiking inflation – which we did not view as “transitory” – principally driven by rising oil prices, supply chain disruptions, and a tight labor market. Finally, in the fourth quarter of 2021, there was a hawkish shift in sentiment regarding future monetary policies among central banks, including the US Federal Reserve (Fed), in response to the higher inflation levels.

The markets for riskier assets, where investors appeared to focus on the economic recovery and record corporate profits, enjoyed strong results for the 12-month period, led by equities, as the Standard & Poor’s 500 Index returned almost 29% for the year ended December 31, 2021. However, most fixed-income markets struggled as US Treasury yields – particularly short-term yields – rose in the face of accelerating inflation, which reached a 40-year high of 6.8% in November. While the Fed had previously labeled the rise in inflation as transitory, it was forced to make an about face during the fourth quarter of 2021 and shift to a more hawkish stance on monetary policy. Specifically, the US central bank moved forward the expected path of interest-rate hikes as reflected in the “dot plot” displaying projections from the Federal Open Market Committee (FOMC) meeting participants, which signaled three potential increases in the benchmark overnight federals funds rate target range in 2022, plus another two increases in 2023. In addition, the Fed doubled the previously announced pace for reducing (tapering) its purchases of Treasuries and mortgage-backed securities.

Treasury yields rose over the year, while the yield curve flattened, as the market priced in future Fed rate increases and higher inflation. To illustrate, the two-year Treasury yield rose from 0.12% to 0.73% over the 12-month

Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

period, while the 10-year Treasury yield rose from 0.91% to 1.50%, and the 30-year Treasury yield rose from 1.64% to 1.89%. All investment-grade spread sectors except agency mortgage-backed securities (MBS) outperformed comparable-duration Treasuries over the period. A 17-year high in prepayment rates, the overhang of the Fed’s 2022 tapering plan, and interest-rate volatility combined to negatively affect the performance of agency MBS. (Spread sectors are defined as nongovernmental fixed-income market sectors that offer higher yields, at greater risk, than governmental investments. Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Investment-grade corporates experienced a modest negative return for the period, driven by rising interest rates. Investment-grade corporates did notably outperform Treasuries, however, with returns relative to Treasuries benefiting from strong corporate earnings. Within investment-grade corporates, industrials led performance for the 12-month period, while financials lagged. Securitized assets, such as non-agency MBS and asset-backed securities (ABS), similarly outperformed Treasuries over the past year, buoyed by a strong consumer, approximately 20% home-price appreciation, and a recovering commercial real estate market.

Outside of the investment-grade universe, returns for high-yield corporate bonds and floating-rate bank loans were well into positive territory for the 12-month period. Meanwhile, US dollar (USD)-denominated emerging markets (EM) sovereign bonds experienced notable declines despite higher commodity prices, as slowing economic growth in China weighed on performance. EM corporates fared better, finishing the period with a modest gain, but poor performance among Chinese real estate issues were a drag on overall returns for EM corporates.

Finally, the USD rose by nearly 5% against a broad basket of currencies over the 12-month period, benefiting from higher Treasury yields and anticipated Fed rate hikes in 2022.

Q:	What factors influenced the Portfolio’s performance relative to the Bloomberg Barclays Index during the12-month period?
A:	As a multisector fixed-income strategy, we have managed the Portfolio with the aim of delivering strong returns, while experiencing volatility similar to its benchmark, by investing across a diversified* range of investment-grade and non-investment-grade global fixed-income asset classes. We seek to add value through both sector allocation and security selection, focusing on sectors that trade at a yield advantage relative to US Treasuries, including corporate bonds, agency MBS, securitized assets, and emerging markets, which have typically offered higher risk-adjusted returns than Treasuries as well as greater security selection opportunities. We have typically taken a dynamic approach to sector allocation, and may seek to increase the Portfolio’s risk profile when we feel the markets have offered significant compensation for taking on risk, while seeking to reduce the risk profile when we feel markets have offered less-attractive value.

* Diversification does not assure a profit nor protect against loss.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/21 (continued)

For the 12-month period, both sector allocation and security selection results contributed positively to the Portfolio’s benchmark-relative performance. Sector allocation results benefited from significant exposure to non-agency MBS, which enjoyed strong performance in the wake of the increase in home prices. A modest position in Treasury inflation-protected securities (TIPS) also represented a key contributor to benchmark-relative returns, as the asset class performed well due to inflation’s rising to a near 40-year high. In addition, a significant underweight to US Treasuries, a modest allocation to convertible securities, and an underweight to agency MBS aided the Portfolio’s relative performance. Finally, an overweight to industrials within the Portfolio’s allocation to investment-grade corporates, and a small position in collateralized loan obligations (CLOs) were additive and boosted relative results.

With regard to security selection, positive benchmark-relative returns reflected the outperformance of the Portfolio’s holdings of industrials and financials issues within corporate bonds, and, to a lesser extent, holdings of agency MBS within the allocation to securitized assets. Energy credits led performance within industrials as oil prices rose by nearly 60% over the 12-month period. Within financials, exposure to an aircraft leasing firm and to the surplus notes of US insurance companies aided the Portfolio’s relative performance. Agency MBS exposures benefited from the Portfolio’s overweight to TBA “to-be-announced” securities – which received a boost from the Fed’s bond-purchase program – and from our focus on purchasing higher-coupon issues after they had underperformed late in the second quarter of 2021. (To be announced, or TBA, is a term that describes forward-settling of MBS trades. Pass-through securities issued by Freddie Mac, Fannie Mae, and Ginnie Mae trade in the TBA market, and the term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.)

Likewise, the lower quality (versus the benchmark) of the Portfolio’s holdings within industrials and financials helped relative performance. In particular, exposure to “BB” and “B” rated issues proved beneficial as high-yield corporates significantly outperformed their investment-grade counterparts over the 12-month period. Financials issuers in the investment-grade portion of the Portfolio displayed strong returns, most notably a perpetual hybrid issue of a Dutch financial services company.

Finally, the Portfolio’s short-duration stance compared with the Bloomberg Index was additive to relative returns as interest rates moved higher over the 12-month period. Both US and European average yields rose, benefiting the Portfolio’s short-US-duration position and a short position in German Bunds.

On the downside, non-USD currency exposures detracted from the Portfolio’s benchmark-relative performance over the 12-month period. In particular, positions in the Swedish krona, Polish zloty, and Australian dollar weighed on relative returns. Positioning relative to the euro slightly offset those negatives, as we used exposure to the euro to reduce some of the Portfolio’s foreign currency risk.

Pioneer Strategic Income VCT Portfolio Pioneer Variable Contracts Trust

Q:	Did the Portfolio have any investments in derivative securities during the 12-month period? If so, did the derivatives have any material impact on performance?
A:	Yes, the Portfolio had investments in four types of derivatives: Treasury futures, credit-default swaps, forward foreign currency contracts (“currency forwards”), and total return swaps. The exposure to Treasury futures was part of our strategy to maintain a shorter-than-benchmark duration, which had a positive impact on the Portfolio’s relative results. We used the investments in credit-default swaps to manage exposure to credit-sensitive sectors; the swaps represented long market exposure over the period, resulting in a positive contribution to relative return. (A long position refers to the purchase of an asset with the expectation it will increase in value.) The Portfolio’s exposure to currency forwards and options was a technique used to help manage the risks inherent with investments in non-USD currencies. The impact on the Portfolio’s performance from currency forwards was mixed during the period, with long positions mainly negative and the hedges positive. We entered the Portfolio into a total return swap to establish a position in Chinese government local bonds, while avoiding putting money onshore to avoid the bureaucratic and tax issues in that country. The investment proved beneficial for the Portfolio as Chinese bond yields fell and the currency appreciated.
Q:	What factors affected the Portfolio’s yield, or distributions** to shareholders, during the 12-month period?
A:	The sharp increase in Treasury yields during the first quarter of 2021 supported the Portfolio’s yield. Some of the increase reversed later in the period amid concerns about the economic effects of COVID-19 variants and potentially more “hawkish” Fed policies. The tighter credit spreads seen over the period also reduced the Portfolio’s yield as the market started to look beyond the pandemic and spread levels became more reflective of expectations for economic growth. In addition, as spreads narrowed, valuations became less attractive and we reduced the Portfolio’s credit exposure, further reducing the yield. While narrower spreads reduced the yield of the Portfolio, they had a positive effect on total returns, due to capital appreciation. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Q:	What is your investment outlook and how is the Portfolio positioned heading into a new fiscal year?
A:	While surging COVID-19 infection rates could lead to uneven economic activity during the opening months of 2022, we expect to see healthy US gross domestic product (GDP) growth for the full 2022 calendar year. Our base forecast for 3.7% annual growth is slower than 2021’s growth rates, but higher than long-term potential GDP growth of 1.8%. We believe the medium-term growth outlook could receive a boost from the fact that Omicron has become the dominant COVID-19 variant, and appears less severe than previous strains. Given the lower severity of Omicron-related infection to date, the effects of the pandemic on economic activity could become substantially lower once the current surge in cases ebbs. This could also be a signal, in our

** Distributions are not guaranteed.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/21 (continued)

view, that the pandemic phase of COVID-19 may be ending, and that the virus is beginning to transition to an endemic phase featuring fewer and less meaningful surges - more like seasonal influenza viruses.

After accelerating the pace of its bond-purchase tapering so that the current quantitative easing (QE) program ends in March 2022, the Fed seems poised to raise the federal funds rate target range by 75 basis points (bps) over the course of the 2022 calendar year. (A basis point is equal to 1/100th of a percentage point.) We think the Fed may start normalizing its balance sheet (quantitative tightening, or QT) by year-end as well. Compared to 2014, the timeline from ending QE to raising rates and starting QT is likely to be dramatically shorter because the Fed is now “behind the curve,” as inflation rates are currently well over the long-term target.

Although Treasury yields have already priced in 75 and 50 bps worth of rate hikes in 2022 and 2023, respectively, we have continued to lean towards a short-duration positioning in the Portfolio relative to the benchmark. We feel that yields could move higher on the prospect of markets pricing in either the Fed’s starting to shrink its balance sheet this year, or persistent inflation, which would force the Fed to eventually raise the federal funds rate target range higher than the 1.50% peak currently implied by the yield curve.

We believe US risk assets could perform well at the start of the new calendar year, given a healthy medium-term growth outlook, still-accommodative monetary policy from the Fed (for now), and strong consumer and corporate balance sheets. While we think the main risk to this view could be the potential effects on the global economy of changing monetary policies from the Fed and other central banks, COVID-19 (given the surge in cases due to Omicron), particularly in China and other countries that have largely been able to avoid major issues during previous waves, also continues to be a risk. In addition, there is the question of how will riskier assets respond once the Fed actually starts raising the federal funds rate target range, rather than just talking about it? Finally, will consumer expectations of higher inflation become ingrained and, as a result, will inflation remain stubbornly above consensus forecasts, thus forcing the Fed to be more aggressive with its monetary tightening than the bond market currently expects? Likewise, geopolitical risks, including those related to heightened Ukraine-Russia and US-China tensions, could continue to have a noteworthy effect on the markets.

Against that backdrop, the Portfolio is positioned with a positive stance on risk assets relative to government bonds, but with risk exposures well below their maximums.

Please refer to the Schedule of Investments on pages 9 to 30 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/21

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 114.7%
SENIOR SECURED FLOATING RATE LOAN INTERESTS — 1.1% of Net Assets*(a)
Airlines — 0.1%
30,000^	Grupo Aeromexico, SAB de CV, DIP Tranche 1 Term Loan, 9.00% (LIBOR + 800 bps), 3/31/22	$ 30,225
8,654	Grupo Aeromexico, SAB de CV, DIP Tranche 2 Term Loan, (15.5% PIK 0.00% Cash), 3/31/22	8,561
	Total Airlines	$ 38,786
Chemicals-Specialty — 0.1%
20,000	LSF11 A5 HoldCo LLC, Term Loan, 4.25% (LIBOR + 375 bps), 10/15/28	$ 20,008
	Total Chemicals-Specialty	$ 20,008
Commer Banks Non-US — 0.2%
97,779	Bank of Industry, Ltd., 6.198% (LIBOR + 600 bps), 12/11/23	$ 98,121
	Total Commer Banks Non-US	$ 98,121
Electronic Composition — 0.0%†
12,264	Energy Acquisition LP, First Lien Initial Term Loan, 4.354% (LIBOR + 425 bps), 6/26/25	$ 12,188
	Total Electronic Composition	$ 12,188
Insurance Brokers — 0.2%
95,750	USI, Inc. (fka Compass Investors Inc.), 2017 New Term Loan, 3.132% (USD LIBOR + 300 bps), 5/16/24	$ 95,172
	Total Insurance Brokers	$ 95,172
Metal Processors & Fabrication — 0.1%
39,900	Grinding Media, Inc. (Molycop, Ltd.), First Lien Term Loan, 4.75% (LIBOR + 400 bps), 10/12/28	$ 39,925
	Total Metal Processors & Fabrication	$ 39,925
Recreational Centers — 0.0%†
15,560	Fitness International, LLC, Term B Loan, 4.25% (USD LIBOR + 325 bps), 4/18/25	$ 14,615
	Total Recreational Centers	$ 14,615
Rental Auto & Equipment — 0.0%†
15,000	PECF USS Intermediate Holding III Corp., Initial Term Loan, 4.75% (LIBOR + 425 bps), 12/15/28	$ 15,034
	Total Rental Auto & Equipment	$ 15,034
Retail — 0.0%†
14,625	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 4.632% (LIBOR + 450 bps), 9/12/24	$ 14,343
	Total Retail	$ 14,343
Retail-Restaurants — 0.2%
69,782	1011778 B.C. Unlimited Liability Co., Term B-4 Loan, 1.854% (USD LIBOR + 175 bps), 11/19/26	$ 69,084
	Total Retail-Restaurants	$ 69,084
Schools — 0.1%
35,376	KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan, 4.75% (LIBOR + 375 bps), 2/21/25	$ 34,690
	Total Schools	$ 34,690
Television — 0.1%
39,047	Sinclair Television Group, Inc., Tranche B Term Loan, 2.36% (LIBOR + 225 bps), 1/3/24	$ 38,665
	Total Television	$ 38,665
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $488,300)	$ 490,631
Shares
COMMON STOCKS — 0.0%† of Net Assets
Auto Components — 0.0%†
22	Lear Corp.	$ 4,025
	Total Auto Components	$ 4,025
Household Durables — 0.0%†
15,463(b)	Desarrolladora Homex SAB de CV	$ 41
	Total Household Durables	$ 41

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/21 (continued)

Shares		Value
	Paper & Forest Products — 0.0%†
1,032(b)	Emerald Plantation Holdings, Ltd.	$ 20
	Total Paper & Forest Products	$ 20
	TOTAL COMMON STOCKS
	(Cost $8,087)	$ 4,086
Principal
Amount
USD ($)
	ASSET BACKED SECURITIES — 4.1% of Net Assets
100,000(a)	Arbor Realty Commercial Real Estate Notes, Series 2021-FL3, Class D, 2.303% (1 Month
	USD LIBOR + 220 bps), 8/15/34 (144A)	$ 99,259
100,000(a)	Arbor Realty Commercial Real Estate Notes, Series 2021-FL4, Class D, 2.99% (1 Month
	USD LIBOR + 290 bps), 11/15/36 (144A)	99,878
100,000(a)	Arbor Realty Commercial Real Estate Notes, Series 2021-FL4, Class E, 3.49% (1 Month
	USD LIBOR + 340 bps), 11/15/36 (144A)	99,755
85,000(c)	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class B1, 4.00% , 5/28/69 (144A)	86,824
20,603(d)	Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01% , 12/25/32	20,664
105,216	Finance of America Structured Securities Trust, Series 2019-JR3, Class JR2, 2.00% , 9/25/69	113,142
93,608	Finance of America Structured Securities Trust, Series 2021-JR1, Class JR2, 2.00% , 4/25/51	92,428
29,025	Hardee’s Funding LLC, Series 2018-1A, Class A2II, 4.959% , 6/20/48 (144A)	30,449
37,030	Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352% , 1/25/43 (144A)	14,702
100,000(a)	KREF, Series 2021-FL2, Class C, 2.103% (1 Month USD LIBOR + 200 bps), 2/15/39 (144A)	99,880
100,000(a)	KREF, Series 2021-FL2, Class E, 2.953% (1 Month USD LIBOR + 285 bps), 2/15/39 (144A)	99,880
100,000	Small Business Lending Trust, Series 2019-A, Class C, 4.31% , 7/15/26 (144A)	100,508
100,000(c)	Towd Point Mortgage Trust, Series 2015-2, Class 1B3, 3.36% , 11/25/60 (144A)	102,639
125,000(c)	Towd Point Mortgage Trust, Series 2016-4, Class B1, 3.82% , 7/25/56 (144A)	131,754
150,000(c)	Towd Point Mortgage Trust, Series 2017-1, Class B2, 3.778% , 10/25/56 (144A)	156,568
100,000(c)	Towd Point Mortgage Trust, Series 2017-1, Class B3, 3.517% , 10/25/56 (144A)	103,045
100,000(c)	Towd Point Mortgage Trust, Series 2017-3, Class B3, 3.844% , 7/25/57 (144A)	103,387
100,000(c)	Towd Point Mortgage Trust, Series 2017-4, Class B1, 3.433% , 6/25/57 (144A)	103,238
150,000(c)	Towd Point Mortgage Trust, Series 2019-4, Class M2B, 3.25% , 10/25/59 (144A)	153,462
	TOTAL ASSET BACKED SECURITIES
	(Cost $1,809,629)	$ 1,811,462
	COLLATERALIZED MORTGAGE OBLIGATIONS — 10.5% of Net Assets
150,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class M2, 3.20% (SOFR30A + 315 bps), 9/25/31 (144A)	$ 146,641
100,000	Cascade MH Asset Trust, Series 2021-MH1, Class B1, 4.573% , 2/25/46 (144A)	103,336
100,000(c)	CIM Trust, Series 2019-R5, Class M3, 3.50% , 9/25/59 (144A)	103,125
98,227(c)	CIM Trust, Series 2021-J2, Class B3, 2.676% , 4/25/51 (144A)	94,136
99,225(c)	Citigroup Mortgage Loan Trust, Series 2021-INV2, Class B1W, 2.991% , 5/25/51 (144A)	101,440
30,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 1M2, 3.758% (1 Month USD
	LIBOR + 365 bps), 2/25/40 (144A)	31,148
50,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, 3.758% (1 Month USD
	LIBOR + 365 bps), 2/25/40 (144A)	51,960
150,000(a)	Eagle Re, Ltd., Series 2019-1, Class B1, 4.608% (1 Month USD LIBOR + 450 bps), 4/25/29 (144A)	150,760
150,000(a)	Eagle Re, Ltd., Series 2020-2, Class B1, 7.108% (1 Month USD LIBOR + 700 bps), 10/25/30 (144A)	152,798
150,000(a)	Eagle Re, Ltd., Series 2021-2, Class M2, 4.30% (SOFR30A + 425 bps), 4/25/34 (144A)	150,355
40,000(a)	Fannie Mae Connecticut Avenue Securities, Series 2018-C03, Class 1B1, 3.858% (1 Month
	USD LIBOR + 375 bps), 10/25/30	41,584
71,038(a)	Fannie Mae Connecticut Avenue Securities, Series 2018-C06, Class 1M2, 2.103% (1 Month
	USD LIBOR + 200 bps), 3/25/31	71,585
1,949	Fannie Mae REMICS, Series 2009-36, Class HX, 4.50% , 6/25/29	2,029

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
108,479(a)(e)	Federal Home Loan Mortgage Corp. REMICS, Series 4087, Class SB, 5.924% (1 Month USD
	LIBOR + 603 bps), 7/15/42	$ 20,282
57,846(a)(e)	Federal Home Loan Mortgage Corp. REMICS, Series 4091, Class SH, 6.444% (1 Month USD
	LIBOR + 655 bps), 8/15/42	11,636
38,087(a)(e)	Federal National Mortgage Association REMICS, Series 2012-14, Class SP, 6.442% (1 Month
	USD LIBOR + 655 bps), 8/25/41	4,659
24,151(a)(e)	Federal National Mortgage Association REMICS, Series 2018-43, Class SM, 6.092% (1 Month
	USD LIBOR + 620 bps), 6/25/48	4,840
34,330(a)(e)	Federal National Mortgage Association REMICS, Series 2019-33, Class S, 5.942% (1 Month
	USD LIBOR + 605 bps), 7/25/49	3,512
29,881(a)(e)	Federal National Mortgage Association REMICS, Series 2019-41, Class PS, 5.942% (1 Month
	USD LIBOR + 605 bps), 8/25/49	4,989
27,514(a)(e)	Federal National Mortgage Association REMICS, Series 2019-41, Class SM, 5.942% (1 Month
	USD LIBOR + 605 bps), 8/25/49	4,622
94,080(c)	Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% , 8/25/51 (144A)	94,007
10,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA2, Class B1, 2.608% (1 Month USD LIBOR +
	250 bps), 2/25/50 (144A)	10,019
80,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3, Class B1, 5.208% (1 Month USD LIBOR +
	510 bps), 6/25/50 (144A)	82,521
70,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4, Class B1, 6.108% (1 Month USD LIBOR +
	600 bps), 8/25/50 (144A)	73,643
40,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4, Class B2, 10.108% (1 Month USD LIBOR +
	1000 bps), 8/25/50 (144A)	49,161
40,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5, Class B2, 11.55% (SOFR30A + 1150 bps),
	10/25/50 (144A)	52,417
50,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6, Class B1, 3.05% (SOFR30A + 300 bps),
	12/25/50 (144A)	50,339
50,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6, Class B2, 5.70% (SOFR30A + 565 bps),
	12/25/50 (144A)	52,402
31,995(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2, Class M2, 3.208% (1 Month USD LIBOR +
	310 bps), 3/25/50 (144A)	32,368
30,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA3, Class B2, 10.108% (1 Month USD LIBOR +
	1000 bps), 7/25/50 (144A)	36,395
55,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1, Class B1, 2.70% (SOFR30A + 265 bps),
	1/25/51 (144A)	54,924
70,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1, Class B2, 4.80% (SOFR30A + 475 bps),
	1/25/51 (144A)	70,872
80,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA5, Class B1, 3.10% (SOFR30A + 305 bps),
	1/25/34 (144A)	80,353
70,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1, Class B2, 5.05% (SOFR30A + 500 bps),
	8/25/33 (144A)	71,558
180,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA4, Class B1, 3.80% (SOFR30A + 375 bps),
	12/25/41 (144A)	181,014
150,000(a)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class B1, 4.353% (1 Month USD LIBOR + 425
	bps), 10/25/48 (144A)	155,992
100,000(a)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2, 2.403% (1 Month USD LIBOR + 230
	bps), 10/25/48 (144A)	101,160
72,392(a)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2, 2.458% (1 Month USD LIBOR + 235
	bps), 2/25/49 (144A)	72,985
60,000(a)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class B1, 4.158% (1 Month USD LIBOR + 405
	bps), 2/25/49 (144A)	62,330
70,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B1,
	4.05% (SOFR30A + 400 bps), 11/25/50 (144A)	73,097

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
80,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B2,
	7.45% (SOFR30A + 740 bps), 11/25/50 (144A)	$ 95,566
45,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class B1,
	3.45% (SOFR30A + 340 bps), 8/25/33 (144A)	46,225
15,166	Government National Mortgage Association, Series 2009-83, Class EB, 4.50% , 9/20/39	16,724
2,679	Government National Mortgage Association, Series 2012-130, Class PA, 3.00% , 4/20/41	2,719
137,353(e)	Government National Mortgage Association, Series 2019-110, Class PI, 3.50% , 9/20/49	10,693
203,710(a)(e)	Government National Mortgage Association, Series 2019-117, Class SB, 3.316% (1 Month
	USD LIBOR + 342 bps), 9/20/49	14,145
202,306(a)(e)	Government National Mortgage Association, Series 2019-121, Class SA, 3.246% (1 Month
	USD LIBOR + 335 bps), 10/20/49	15,531
307,491(e)	Government National Mortgage Association, Series 2019-128, Class IB, 3.50% , 10/20/49	38,739
333,777(e)	Government National Mortgage Association, Series 2019-128, Class ID, 3.50% , 10/20/49	26,236
145,911(e)	Government National Mortgage Association, Series 2019-159, Class CI, 3.50% , 12/20/49	18,941
90,737(a)(e)	Government National Mortgage Association, Series 2019-90, Class SA, 3.196% (1 Month
	USD LIBOR + 330 bps), 7/20/49	6,604
168,782(a)(e)	Government National Mortgage Association, Series 2020-9, Class SA, 3.246% (1 Month
	USD LIBOR + 335 bps), 1/20/50	11,777
99,841(c)	GS Mortgage-Backed Securities Trust, Series 2021-GR3, Class B2, 3.398% , 4/25/52 (144A)	100,593
96,931(c)	JP Morgan Mortgage Trust, Series 2020-LTV1, Class B4, 4.342% , 6/25/50 (144A)	100,287
98,676(c)	JP Morgan Mortgage Trust, Series 2021-7, Class B3, 2.82% , 11/25/51 (144A)	96,772
148,303(c)	JP Morgan Mortgage Trust, Series 2021-8, Class B3, 2.869% , 12/25/51 (144A)	145,884
98,643(c)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B3, 3.00% , 10/25/51 (144A)	97,819
96,667(c)	JP Morgan Mortgage Trust, Series 2021-INV6, Class A5A, 2.50% , 4/25/52 (144A)	96,288
78,072(a)	JPMorgan Chase Bank NA - JPMWM, Series 2021-CL1, Class M3, 1.85% (SOFR30A + 180 bps),
	3/25/51 (144A)	78,359
100,000(c)	MFA Trust, Series 2021-RPL1, Class M2, 2.855% , 7/25/60 (144A)	98,415
59,769(c)	New Residential Mortgage Loan Trust, Series 2019-RPL2, Class A1, 3.25% , 2/25/59 (144A)	61,319
98,212(c)	Oceanview Mortgage Trust, Series 2021-1, Class B2, 2.734% , 5/25/51 (144A)	96,296
95,394(c)	Provident Funding Mortgage Trust, Series 2021-INV1, Class A1, 2.50% , 8/25/51 (144A)	96,274
99,313(c)	Provident Funding Mortgage Trust, Series 2021-J1, Class B3, 2.644% , 10/25/51 (144A)	95,763
98,693(c)	Rate Mortgage Trust, Series 2021-J1, Class B2, 2.711% , 7/25/51 (144A)	97,220
97,356(c)	RCKT Mortgage Trust, Series 2021-4, Class A21, 2.50% , 9/25/51 (144A)	96,179
97,644(c)	Towd Point Mortgage Trust, Series 2021-R1, Class A1, 2.918% , 11/30/60 (144A)	97,419
110,000(a)	Traingle Re, Ltd., Series 2021-1, Class M2, 4.008% (1 Month USD LIBOR + 390 bps),
	8/25/33 (144A)	109,875
100,000	ZH Trust, Series 2021-2, Class B, 3.506% , 10/17/27 (144A)	95,571
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $4,959,192)	$ 4,677,227
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.1% of Net Assets
25,000(a)	BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class E, 3.856% (1
	Month USD LIBOR + 375 bps), 9/15/38 (144A)	$ 24,947
40,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3, 3.944% , 7/15/51	43,988
100,000(c)	Benchmark Mortgage Trust, Series 2020-IG3, Class B, 3.289% , 9/15/48 (144A)	102,038
100,000(a)	BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, 2.506% (1 Month USD LIBOR +
	240 bps), 9/15/36 (144A)	99,057
300,000(a)	BX Trust, Series 2021-ARIA, Class E, 2.351% (1 Month USD LIBOR + 224 bps), 10/15/36 (144A)	298,315
38,947	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A2, 3.597% , 1/10/48	41,211
99,275(a)	CHC Commercial Mortgage Trust, Series 2019-CHC, Class E, 2.456% (1 Month USD LIBOR +
	235 bps), 6/15/34 (144A)	96,159

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
150,000	Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A3, 3.744% , 3/10/51	$ 161,706
65,000(a)	CLNY Trust, Series 2019-IKPR, Class E, 2.827% (1 Month USD LIBOR + 272 bps), 11/15/38 (144A)	64,185
98,299(a)	Cold Storage Trust, Series 2020-ICE5, Class D, 2.206% (1 Month USD LIBOR + 210 bps),
	11/15/37 (144A)	98,153
100,000(c)	COMM Mortgage Trust, Series 2015-CR24, Class D, 3.463% , 8/10/48	92,357
75,000(c)	COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035% , 2/10/48	77,850
100,000(c)	CSAIL Commercial Mortgage Trust, Series 2015-C1, Class C, 4.261% , 4/15/50	94,629
25,000(c)	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.56% , 11/15/48	24,736
100,000(c)	Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class D, 3.963% , 12/10/36 (144A)	101,427
75,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class M2, 4.048%
	(SOFR30A + 400 bps), 11/25/51 (144A)	75,000
30,000(c)	FREMF Mortgage Trust, Series 2017-K66, Class B, 4.035% , 7/25/27 (144A)	32,599
49,000(c)	FREMF Mortgage Trust, Series 2017-KW02, Class B, 3.788% , 12/25/26 (144A)	50,234
50,000(c)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.061% , 7/25/27 (144A)	51,992
75,000(c)	FREMF Mortgage Trust, Series 2018-KHG1, Class B, 3.812% , 12/25/27 (144A)	76,037
50,000(c)	FREMF Mortgage Trust, Series 2018-KW04, Class B, 3.911% , 9/25/28 (144A)	51,424
25,000(c)	FREMF Mortgage Trust, Series 2018-KW07, Class B, 4.081% , 10/25/31 (144A)	26,380
75,000(c)	FREMF Mortgage Trust, Series 2019-K88, Class C, 4.38% , 2/25/52 (144A)	82,290
71,762(c)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.60% , 10/25/27 (144A)	61,815
50,000(c)	FREMF Mortgage Trust, Series 2020-K106, Class B, 3.585% , 3/25/53 (144A)	52,596
100,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class E, 2.606% (1 Month USD
	LIBOR + 250 bps), 12/15/36 (144A)	97,977
100,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class G, 4.106% (1 Month USD
	LIBOR + 400 bps), 12/15/36 (144A)	95,154
50,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class BFX,
	4.549% , 7/5/33 (144A)	51,647
100,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class E,
	2.706% (1 Month USD LIBOR + 260 bps), 9/15/29 (144A)	96,864
100,000(c)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-LOOP, Class F,
	3.861% , 12/5/38 (144A)	90,696
50,000	Key Commercial Mortgage Securities Trust, Series 2019-S2, Class A3, 3.469% , 6/15/52 (144A)	51,833
325,000(a)	Med Trust, Series 2021-MDLN, Class F, 4.107% (1 Month USD LIBOR + 400 bps), 11/15/38 (144A)	321,742
100,000	Morgan Stanley Capital I Trust, Series 2014-150E, Class AS, 4.012% , 9/9/32 (144A)	102,583
15,000	Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.00% , 3/15/49 (144A)	14,094
100,000(c)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.276% , 7/11/40 (144A)	109,807
100,000(a)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 3.358% (1
	Month USD LIBOR + 325 bps), 10/15/49 (144A)	98,745
40,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713% , 4/13/33 (144A)	37,274
50,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class D, 3.052% (1 Month USD
	LIBOR + 295 bps), 11/25/36 (144A)	49,908
100,000(c)	Ready Capital Mortgage Trust, Series 2019-5, Class E, 5.534% , 2/25/52 (144A)	101,743
100,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851% , 7/15/41 (144A)	94,800
125,000	SLG Office Trust, Series 2021-OVA, Class F, 2.851% , 7/15/41 (144A)	112,471
100,000(c)	Soho Trust, Series 2021-SOHO, Class A, 2.697% , 8/10/38 (144A)	97,311
1,000,000(c)	UBS Commercial Mortgage Trust, Series 2018-C9, Class XB, 0.324% , 3/15/51	21,925
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $3,626,314)	$ 3,627,699

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	CONVERTIBLE CORPORATE BONDS — 0.9% of Net Assets
	Airlines — 0.1%
51,000	Spirit Airlines, Inc., 1.00%, 5/15/26	$ 43,964
	Total Airlines	$ 43,964
	Beverages — 0.1%
20,000	MGP Ingredients, Inc., 1.875%, 11/15/41 (144A)	$ 22,812
	Total Beverages	$ 22,812
	Biotechnology — 0.1%
35,000	Insmed, Inc., 1.75%, 1/15/25	$ 35,942
	Total Biotechnology	$ 35,942
	Entertainment — 0.2%
122,000(f)	DraftKings, Inc., 3/15/28 (144A)	$ 91,866
15,000	IMAX Corp., 0.50%, 4/1/26 (144A)	14,425
	Total Entertainment	$ 106,291
	Leisure Time — 0.1%
77,000(f)	Peloton Interactive, Inc., 2/15/26 (144A)	$ 65,257
	Total Leisure Time	$ 65,257
	Pharmaceuticals — 0.1%
75,000	Tricida, Inc., 3.50%, 5/15/27	$ 41,303
	Total Pharmaceuticals	$ 41,303
	Software — 0.2%
22,000	Bentley Systems, Inc., 0.375%, 7/1/27 (144A)	$ 20,240
47,000	Verint Systems, Inc., 0.25%, 4/15/26 (144A)	50,027
	Total Software	$ 70,267
	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $434,885)	$ 385,836
	CORPORATE BONDS — 30.7% of Net Assets
	Advertising — 0.2%
106,000	Midas OpCo Holdings LLC, 5.625%, 8/15/29 (144A)	$ 108,517
	Total Advertising	$ 108,517
	Aerospace & Defense — 1.0%
237,000	Boeing Co., 3.75%, 2/1/50	$ 247,200
85,000	Boeing Co., 5.805%, 5/1/50	115,473
103,000	Howmet Aerospace, Inc., 3.00%, 1/15/29	103,100
	Total Aerospace & Defense	$ 465,773
	Airlines — 1.3%
20,000	Air Canada, 3.875%, 8/15/26 (144A)	$ 20,400
73,729	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.80%, 8/15/27 (144A)	80,566
15,000	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	14,862
20,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26 (144A)	20,797
20,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.75%, 4/20/29 (144A)	21,352
41,144	British Airways 2019-1 Class A Pass Through Trust, 3.35%, 6/15/29 (144A)	40,902
51,754	British Airways 2019-1 Class AA Pass Through Trust, 3.30%, 12/15/32 (144A)	53,297
17,226	British Airways 2020-1 Class A Pass Through Trust, 4.25%, 11/15/32 (144A)	18,333
25,371	British Airways 2020-1 Class B Pass Through Trust, 8.375%, 11/15/28 (144A)	29,136
110,000	Gol Finance SA, 8.00%, 6/30/26 (144A)	103,539
51,220	JetBlue 2019-1 Class AA Pass Through Trust, 2.75%, 5/15/32	51,611

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Airlines (continued)
19,626	JetBlue 2020-1 Class A Pass Through Trust, 4.00%, 11/15/32	$ 21,174
80,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.50%, 6/20/27 (144A)	85,400
10,000	United Airlines, Inc., 4.375%, 4/15/26 (144A)	10,427
10,000	United Airlines, Inc., 4.625%, 4/15/29 (144A)	10,312
	Total Airlines	$ 582,108
	Apparel — 0.1%
35,000	Wolverine World Wide, Inc., 4.00%, 8/15/29 (144A)	$ 34,029
	Total Apparel	$ 34,029
	Auto Manufacturers — 0.9%
135,000	Ford Motor Co., 4.346%, 12/8/26	$ 147,251
42,000	Ford Motor Co., 5.291%, 12/8/46	49,361
200,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	211,462
	Total Auto Manufacturers	$ 408,074
	Auto Parts & Equipment — 0.1%
40,000	Dana, Inc., 4.25%, 9/1/30	$ 40,550
	Total Auto Parts & Equipment	$ 40,550
	Banks — 2.9%
200,000(c)	ABN AMRO Bank NV, 3.324% (5 Year CMT Index + 190 bps), 3/13/37 (144A)	$ 200,063
ARS 1,000,000(a)	Banco de la Ciudad de Buenos Aires, 39.804% (BADLARPP + 399 bps), 12/5/22	3,370
250,000(c)	BPCE SA, 3.116% (SOFRRATE + 173 bps), 10/19/32 (144A)	251,089
25,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	24,438
25,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	25,594
100,000(c)	Macquarie Group, Ltd., 2.871% (SOFRRATE + 153 bps), 1/14/33 (144A)	99,816
EUR 283,675(d)(g)	Stichting AK Rabobank Certificaten, 6.50%	444,075
200,000(c)	UniCredit S.p.A., 7.296% (5 Year USD 1100 Run ICE Swap Rate + 491 bps), 4/2/34 (144A)	239,917
	Total Banks	$ 1,288,362
	Building Materials — 0.5%
55,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$ 57,200
45,000	Patrick Industries, Inc., 4.75%, 5/1/29 (144A)	44,550
93,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	94,871
5,000	Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 1/15/29 (144A)	5,237
	Total Building Materials	$ 201,858
	Chemicals — 0.5%
28,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	$ 29,820
89,000	Olin Corp., 5.00%, 2/1/30	93,450
10,000	Olin Corp., 5.625%, 8/1/29	10,830
50,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.125%, 4/1/29 (144A)	51,000
55,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	54,931
	Total Chemicals	$ 240,031
	Commercial Services — 1.0%
45,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 47,174
45,000	Brink’s Co., 5.50%, 7/15/25 (144A)	46,800
55,000	CoreLogic, Inc., 4.50%, 5/1/28 (144A)	54,791
35,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	34,825
39,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	37,245
24,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	25,876

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Commercial Services (continued)
20,000	HealthEquity, Inc., 4.50%, 10/1/29 (144A)	$ 19,800
15,000	Nielsen Finance LLC/Nielsen Finance Co., 4.50%, 7/15/29 (144A)	14,756
15,000	Nielsen Finance LLC/Nielsen Finance Co., 4.75%, 7/15/31 (144A)	14,813
35,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (144A)	37,578
104,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	108,420
	Total Commercial Services	$ 442,078
	Computers — 0.2%
40,000	KBR, Inc., 4.75%, 9/30/28 (144A)	$ 40,800
25,000	NCR Corp., 5.00%, 10/1/28 (144A)	25,750
10,000	NCR Corp., 5.25%, 10/1/30 (144A)	10,275
	Total Computers	$ 76,825
	Cosmetics/Personal Care — 0.1%
55,000	Edgewell Personal Care Co., 5.50%, 6/1/28 (144A)	$ 58,359
	Total Cosmetics/Personal Care	$ 58,359
	Diversified Financial Services — 2.0%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	$ 153,121
70,000	Air Lease Corp., 3.125%, 12/1/30	71,501
95,000	Alliance Data Systems Corp., 7.00%, 1/15/26 (144A)	99,750
155,702(h)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% cash), 9/15/24 (144A)	150,252
30,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/30 (144A)	29,625
10,000	Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27 (144A)	10,417
55,000	OneMain Finance Corp., 3.50%, 1/15/27	54,381
130,000	OneMain Finance Corp., 4.00%, 9/15/30	127,839
100,000(c)	OWS Cre Funding I LLC, 5.006% (1 Month USD LIBOR + 490 bps), 9/1/23 (144A)	100,543
116,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	113,825
	Total Diversified Financial Services	$ 911,254
	Electric — 2.2%
226,000	Calpine Corp., 3.75%, 3/1/31 (144A)	$ 219,220
15,000	Calpine Corp., 4.625%, 2/1/29 (144A)	14,794
15,000	Calpine Corp., 5.00%, 2/1/31 (144A)	15,000
40,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	39,900
10,000	Clearway Energy Operating LLC, 3.75%, 1/15/32 (144A)	9,925
17,000	NextEra Energy Operating Partners LP, 4.50%, 9/15/27 (144A)	18,360
15,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	14,699
20,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	19,500
90,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	88,200
200,000	NRG Energy, Inc., 4.45%, 6/15/29 (144A)	217,751
65,000	Southern California Edison Co., 4.875%, 3/1/49	79,612
150,000	Vistra Operations Co. LLC, 3.70%, 1/30/27 (144A)	155,629
75,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	75,122
	Total Electric	$ 967,712
	Electrical Components & Equipments — 0.2%
EUR 100,000	Energizer Gamma Acquisition BV, 3.50%, 6/30/29 (144A)	$ 109,909
	Total Electrical Components & Equipments	$ 109,909

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Electronics — 0.3%
25,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$ 25,625
40,000	II-VI, Inc., 5.00%, 12/15/29 (144A)	40,834
25,000	Sensata Technologies BV, 4.00%, 4/15/29 (144A)	25,531
20,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	19,950
	Total Electronics	$ 111,940
	Energy-Alternate Sources — 0.6%
41,041	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	$ 47,233
200,000	Atlantica Sustainable Infrastructure Plc, 4.125%, 6/15/28 (144A)	201,500
19,000	TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)	19,919
	Total Energy-Alternate Sources	$ 268,652
	Engineering & Construction — 0.4%
20,000	Arcosa, Inc., 4.375%, 4/15/29 (144A)	$ 20,275
75,000	Artera Services LLC, 9.033%, 12/4/25 (144A)	79,345
59,000	Dycom Industries, Inc., 4.50%, 4/15/29 (144A)	60,106
40,000	TopBuild Corp., 4.125%, 2/15/32 (144A)	41,050
	Total Engineering & Construction	$ 200,776
	Entertainment — 0.6%
20,000	Caesars Entertainment, Inc., 4.625%, 10/15/29 (144A)	$ 20,000
200,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.625%, 4/16/29 (144A)	201,483
15,000	Scientific Games International, Inc., 7.00%, 5/15/28 (144A)	15,975
15,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	16,725
31,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	32,627
	Total Entertainment	$ 286,810
	Environmental Control — 0.2%
56,000	Covanta Holding Corp., 6.00%, 1/1/27	$ 57,820
16,000	Tervita Corp., 11.00%, 12/1/25 (144A)	18,420
	Total Environmental Control	$ 76,240
	Food — 1.0%
25,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.00%, 5/15/32 (144A)	$ 25,000
39,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30 (144A)	42,413
70,000	Lamb Weston Holdings, Inc., 4.125%, 1/31/30 (144A)	71,833
70,000	Lamb Weston Holdings, Inc., 4.375%, 1/31/32 (144A)	72,189
200,000	Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)	213,250
10,000	Simmons Foods Inc/Simmons Prepared Foods Inc/Simmons Pet Food, Inc./Simmons Feed,
	4.625%, 3/1/29 (144A)	9,850
20,000	US Foods, Inc., 4.625%, 6/1/30 (144A)	20,200
	Total Food	$ 454,735
	Forest Products & Paper — 0.1%
22,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 22,385
	Total Forest Products & Paper	$ 22,385
	Healthcare-Services — 0.3%
25,000	ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29 (144A)	$ 25,531
75,000	Tenet Healthcare Corp., 4.375%, 1/15/30 (144A)	75,951
31,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	31,465
	Total Healthcare-Services	$ 132,947

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Home Builders — 0.0%†
8,000	M/I Homes, Inc., 3.95%, 2/15/30	$ 7,880
	Total Home Builders	$ 7,880
	Insurance — 0.4%
40,000	Aon Corp./Aon Global Holdings Plc, 2.60%, 12/2/31	$ 40,719
120,000(c)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	138,565
	Total Insurance	$ 179,284
	Iron & Steel — 0.2%
25,000	Cleveland-Cliffs, Inc., 4.875%, 3/1/31 (144A)	$ 25,972
20,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	21,175
40,000	TMS International Corp., 6.25%, 4/15/29 (144A)	39,800
	Total Iron & Steel	$ 86,947
	Leisure Time — 0.4%
15,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 15,723
10,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	9,850
55,000	Royal Caribbean Cruises, Ltd., 5.50%, 4/1/28 (144A)	55,636
5,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	4,994
94,000	VOC Escrow, Ltd., 5.00%, 2/15/28 (144A)	93,060
	Total Leisure Time	$ 179,263
	Lodging — 0.6%
19,000	Hilton Domestic Operating Co., Inc., 3.75%, 5/1/29 (144A)	$ 19,143
30,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc,
	5.00%, 6/1/29 (144A)	30,750
180,000	Marriott International, Inc., 3.50%, 10/15/32	188,735
25,000	Marriott International, Inc., 4.625%, 6/15/30	28,150
	Total Lodging	$ 266,778
	Media — 0.8%
10,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	$ 10,202
125,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)	130,000
200,000	CSC Holdings LLC, 5.50%, 4/15/27 (144A)	206,750
19,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)	5,320
20,000	Sinclair Television Group, Inc., 4.125%, 12/1/30 (144A)	18,950
	Total Media	$ 371,222
	Metal Fabricate/Hardware — 0.1%
47,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 45,614
	Total Metal Fabricate/Hardware	$ 45,614
	Mining — 0.8%
115,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 105,392
85,000	FMG Resources August 2006 Pty, Ltd., 4.375%, 4/1/31 (144A)	89,250
107,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	105,127
23,000	Joseph T Ryerson & Son, Inc., 8.50%, 8/1/28 (144A)	25,013
15,000	Novelis Corp., 3.25%, 11/15/26 (144A)	15,131
25,000	Novelis Corp., 3.875%, 8/15/31 (144A)	24,844
	Total Mining	$ 364,757
	Miscellaneous Manufacturing — 0.1%
14,000	Amsted Industries, Inc., 5.625%, 7/1/27 (144A)	$ 14,560
30,000	Hillenbrand, Inc., 3.75%, 3/1/31	30,075
	Total Miscellaneous Manufacturing	$ 44,635

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Multi-National — 1.2%
200,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	$ 206,286
IDR 1,997,800,000	European Bank for Reconstruction & Development, 6.45%, 12/13/22	142,821
IDR 980,000,000	Inter-American Development Bank, 7.875%, 3/14/23	71,283
KZT 49,000,000	International Finance Corp., 7.50%, 2/3/23	109,508
	Total Multi-National	$ 529,898
	Office & Business Equipment — 0.2%
40,000	CDW LLC/CDW Finance Corp., 3.276%, 12/1/28	$ 40,970
45,000	CDW LLC/CDW Finance Corp., 3.569%, 12/1/31	46,800
	Total Office & Business Equipment	$ 87,770
	Oil & Gas — 1.9%
179,000	Cenovus Energy, Inc., 6.75%, 11/15/39	$ 243,422
20,000	EQT Corp., 3.625%, 5/15/31 (144A)	20,750
10,000	EQT Corp., 5.00%, 1/15/29	11,075
13,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 2/1/31 (144A)	13,390
5,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	5,242
17,000	MEG Energy Corp., 6.50%, 1/15/25 (144A)	17,303
30,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	31,948
90,000	Occidental Petroleum Corp., 4.40%, 4/15/46	92,250
40,000	Petroleos Mexicanos, 6.70%, 2/16/32 (144A)	40,400
25,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	25,480
25,000	Precision Drilling Corp., 7.125%, 1/15/26 (144A)	25,438
20,000	Rockcliff Energy II LLC, 5.50%, 10/15/29 (144A)	20,600
22,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	22,550
15,000	Southwestern Energy Co., 4.75%, 2/1/32	15,791
40,000	Southwestern Energy Co., 5.375%, 2/1/29	42,300
130,000	Southwestern Energy Co., 5.375%, 3/15/30	139,292
50,000	Sunoco LP/Sunoco Finance Corp., 4.50%, 4/30/30 (144A)	51,246
30,000	YPF SA, 6.95%, 7/21/27 (144A)	19,641
ARS 175,000	YPF SA, 16.50%, 5/9/22 (144A)	814
	Total Oil & Gas	$ 838,932
	Packaging & Containers — 0.2%
65,000	Greif, Inc., 6.50%, 3/1/27 (144A)	$ 67,437
	Total Packaging & Containers	$ 67,437
	Pharmaceuticals — 1.1%
25,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 25,437
7,000	Bausch Health Americas, Inc., 8.50%, 1/31/27 (144A)	7,350
15,000	Bausch Health Cos., Inc., 5.00%, 1/30/28 (144A)	13,800
29,511	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	34,396
46,332	CVS Pass-Through Trust, 6.036%, 12/10/28	52,829
16,146	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	20,568
31,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	31,680
EUR 100,000	Teva Pharmaceutical Finance Netherlands II BV, 4.375%, 5/9/30	112,285
187,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	175,780
	Total Pharmaceuticals	$ 474,125

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Pipelines — 2.1%
16,000	DCP Midstream Operating LP, 5.60%, 4/1/44	$ 19,904
30,000	Energy Transfer LP, 4.15%, 9/15/29	32,122
38,000	Energy Transfer LP, 5.40%, 10/1/47	44,728
35,000	Energy Transfer LP, 6.00%, 6/15/48	43,610
19,000	Energy Transfer LP, 6.10%, 2/15/42	23,235
10,000	Energy Transfer LP, 6.125%, 12/15/45	12,473
21,000	Energy Transfer LP, 6.50%, 2/1/42	27,121
399,000(c)(g)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	404,985
15,000(c)(g)	Energy Transfer LP Series B, 6.625% (3 Month USD LIBOR + 416 bps)	14,211
4,000	EnLink Midstream LLC, 5.375%, 6/1/29	4,090
9,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	8,685
135,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	136,201
34,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	34,292
38,000	Midwest Connector Capital Co. LLC, 4.625%, 4/1/29 (144A)	40,935
15,000	Venture Global Calcasieu Pass LLC, 3.875%, 8/15/29 (144A)	15,562
35,000	Venture Global Calcasieu Pass LLC, 3.875%, 11/1/33 (144A)	36,757
25,000	Venture Global Calcasieu Pass LLC, 4.125%, 8/15/31 (144A)	26,500
	Total Pipelines	$ 925,411
	Real Estate — 0.4%
EUR 100,000	ADLER Real Estate AG, 3.00%, 4/27/26	$ 104,458
60,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	60,822
	Total Real Estate	$ 165,280
	REITs — 1.4%
65,000	Corporate Office Properties LP, 2.75%, 4/15/31	$ 64,700
35,000	GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/32	35,188
75,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%, 6/15/26 (144A)	75,750
120,000	iStar, Inc., 4.25%, 8/1/25	122,700
30,000	iStar, Inc., 4.75%, 10/1/24	31,125
20,000	iStar, Inc., 5.50%, 2/15/26	20,700
150,000	SBA Tower Trust, 3.869%, 10/8/24 (144A)	155,308
15,000	Starwood Property Trust, Inc., 3.75%, 12/31/24 (144A)	15,156
73,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%, 2/15/25 (144A)	76,194
30,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 2/15/29 (144A)	29,897
	Total REITs	$ 626,718
	Retail — 0.4%
15,000	Asbury Automotive Group, Inc., 4.50%, 3/1/28	$ 15,300
25,000	Asbury Automotive Group, Inc., 4.625%, 11/15/29 (144A)	25,468
15,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30	15,244
30,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	29,984
35,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	35,969
72,000	Penske Automotive Group, Inc., 3.75%, 6/15/29	71,370
5,000	SRS Distribution, Inc., 6.125%, 7/1/29 (144A)	5,050
	Total Retail	$ 198,385
	Telecommunications — 1.4%
50,000	CommScope Technologies LLC, 5.00%, 3/15/27 (144A)	$ 46,750
165,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	156,750
41,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	41,820

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	Telecommunications (continued)
45,000	LogMeIn, Inc., 5.50%, 9/1/27 (144A)	$ 45,540
EUR 100,000	Lorca Telecom Bondco SA, 4.00%, 9/18/27 (144A)	115,700
25,000	Lumen Technologies, Inc., 4.00%, 2/15/27 (144A)	25,364
45,000	Lumen Technologies, Inc., 4.50%, 1/15/29 (144A)	43,538
11,700	Millicom International Cellular SA, 6.25%, 3/25/29 (144A)	12,720
116,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	110,635
35,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	37,116
	Total Telecommunications	$ 635,933
	Transportation — 0.3%
45,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	$ 45,450
60,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	66,750
	Total Transportation	$ 112,200
	TOTAL CORPORATE BONDS
	(Cost $13,342,795)	$13,698,393
Shares
	CONVERTIBLE PREFERRED STOCK — 1.9% of Net Assets
	Banks — 1.9%
571(g)	Wells Fargo & Co., 7.500%	$ 851,093
	Total Banks	$ 851,093
	TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $771,225)	$ 851,093
	WARRANTS — 0.0%† of Net Assets
	Real Estate Management & Development — 0.0%†
1+(b)^	Fujian Thai Hot Investment Co., Ltd.,10/13/27	$ 1,120
	Total Real Estate Management & Development	$ 1,120
	TOTAL WARRANTS
	(Cost $—)	$ 1,120
Face
Amount
USD ($)
	INSURANCE-LINKED SECURITIES — 0.0%† of Net Assets#
	Reinsurance Sidecars — 0.0%†
	Multiperil – Worldwide — 0.0%†
40,000+(b)(i)	Lorenz Re 2018, 7/1/22	$ —
20,578+(b)(i)	Lorenz Re 2019, 6/30/22	675
	Total Reinsurance Sidecars	$ 675
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $14,112)	$ 675
Principal
Amount
USD ($)
	FOREIGN GOVERNMENT BONDS — 3.8% of Net Assets
	Argentina — 0.6%
6,500	Argentine Republic Government International Bond, 1.000%, 7/9/29	$ 2,356
145,500(d)	Argentine Republic Government International Bond, 1.125%, 7/9/35	46,562
250,000	Ciudad Autonoma De Buenos Aires, 7.500%, 6/1/27 (144A)	222,815
	Total Argentina	$ 271,733

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	Egypt — 0.3%
EGP 1,754,000	Egypt Government Bond, 15.700%, 11/7/27	$ 117,152
	Total Egypt	$ 117,152
	Guatemala — 0.1%
70,000	Republic of Guatemala, 3.700%, 10/7/33 (144A)	$ 69,037
	Total Guatemala	$ 69,037
	Indonesia — 0.3%
IDR 1,784,000,000	Indonesia Treasury Bond, 6.125%, 5/15/28	$ 127,298
	Total Indonesia	$ 127,298
	Ivory Coast — 0.5%
EUR 100,000	Ivory Coast Government International Bond, 4.875%, 1/30/32 (144A)	$ 109,369
EUR 100,000	Ivory Coast Government International Bond, 5.875%, 10/17/31 (144A)	116,740
	Total Ivory Coast	$ 226,109
	Mexico — 0.8%
MXN 5,490,000	Mexican Bonos, 8.500%, 5/31/29	$ 283,631
MXN 1,587,367	Mexican Udibonos, 2.000%, 6/9/22	77,267
	Total Mexico	$ 360,898
	Qatar — 0.5%
200,000	Qatar Government International Bond, 3.400%, 4/16/25 (144A)	$ 212,138
	Total Qatar	$ 212,138
	Serbia — 0.2%
EUR 100,000	Serbia International Bond, 2.050%, 9/23/36 (144A)	$ 103,973
	Total Serbia	$ 103,973
	South Africa — 0.5%
ZAR 3,800,000	Republic of South Africa Government Bond, 8.250%, 3/31/32	$ 215,097
	Total South Africa	$ 215,097
	TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $1,819,670)	$ 1,703,435
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 50.3% of Net Assets
98,204	Fannie Mae, 2.500%, 10/1/51	$ 100,461
2,600,000	Fannie Mae, 2.500%, 1/1/52 (TBA)	2,653,930
18,236	Fannie Mae, 3.000%, 10/1/30	19,213
36,854	Fannie Mae, 3.000%, 5/1/43	38,899
1,166	Fannie Mae, 3.000%, 5/1/46	1,234
1,089	Fannie Mae, 3.000%, 10/1/46	1,154
477	Fannie Mae, 3.000%, 1/1/47	502
3,135	Fannie Mae, 3.000%, 7/1/49	3,320
800,000	Fannie Mae, 3.000%, 1/1/52 (TBA)	829,156
100,000	Fannie Mae, 3.000%, 2/1/52 (TBA)	103,501
24,512	Fannie Mae, 3.500%, 6/1/45	26,203
42,039	Fannie Mae, 3.500%, 9/1/45	45,466
6,851	Fannie Mae, 3.500%, 10/1/46	7,286
47,659	Fannie Mae, 3.500%, 1/1/47	50,986
25,571	Fannie Mae, 3.500%, 1/1/47	27,220
1,200,000	Fannie Mae, 3.500%, 2/1/52 (TBA)	1,262,248
34,059	Fannie Mae, 4.000%, 10/1/40	37,851
4,874	Fannie Mae, 4.000%, 12/1/40	5,417

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
14,995	Fannie Mae, 4.000%, 11/1/43	$ 16,472
22,252	Fannie Mae, 4.000%, 11/1/43	24,398
13,047	Fannie Mae, 4.000%, 4/1/47	14,115
14,254	Fannie Mae, 4.000%, 4/1/47	15,325
7,560	Fannie Mae, 4.000%, 6/1/47	8,179
10,318	Fannie Mae, 4.000%, 7/1/47	11,164
900,000	Fannie Mae, 4.000%, 1/1/52 (TBA)	957,516
27,005	Fannie Mae, 4.500%, 11/1/40	29,763
15,700	Fannie Mae, 4.500%, 5/1/41	17,375
35,007	Fannie Mae, 4.500%, 6/1/44	38,378
69,625	Fannie Mae, 4.500%, 5/1/49	74,904
102,319	Fannie Mae, 4.500%, 4/1/50	110,472
1,600,000	Fannie Mae, 4.500%, 1/1/52 (TBA)	1,714,250
14,790	Fannie Mae, 5.000%, 4/1/30	16,257
12,836	Fannie Mae, 5.000%, 1/1/39	14,339
2,993	Fannie Mae, 5.000%, 6/1/40	3,396
86	Fannie Mae, 6.000%, 3/1/32	99
13,212	Federal Home Loan Mortgage Corp., 3.000%, 10/1/29	13,869
10,475	Federal Home Loan Mortgage Corp., 3.000%, 12/1/46	11,018
32,037	Federal Home Loan Mortgage Corp., 3.000%, 2/1/47	33,521
1,562	Federal Home Loan Mortgage Corp., 3.000%, 11/1/47	1,657
26,796	Federal Home Loan Mortgage Corp., 3.500%, 11/1/45	28,766
31,889	Federal Home Loan Mortgage Corp., 3.500%, 7/1/46	34,566
22,125	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	23,903
11,410	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	12,307
7,785	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	8,383
128	Federal Home Loan Mortgage Corp., 5.000%, 5/1/34	145
574	Federal Home Loan Mortgage Corp., 5.000%, 6/1/35	625
2,814	Federal Home Loan Mortgage Corp., 5.000%, 10/1/38	3,189
10,775	Federal Home Loan Mortgage Corp., 5.000%, 11/1/39	12,203
6,046	Federal Home Loan Mortgage Corp., 5.500%, 6/1/41	6,913
97,628	Freddie Mac Pool, 2.500%, 8/1/51	100,035
30,015	Freddie Mac Pool, 3.000%, 2/1/47	31,872
400,000	Government National Mortgage Association, 2.500%, 1/20/52 (TBA)	409,859
500,000	Government National Mortgage Association, 3.000%, 1/20/52 (TBA)	517,520
100,000	Government National Mortgage Association, 3.500%, 1/20/52 (TBA)	104,148
3,650	Government National Mortgage Association I, 3.500%, 10/15/42	3,875
1,873	Government National Mortgage Association I, 4.000%, 12/15/41	2,010
97,679	Government National Mortgage Association I, 4.000%, 4/15/42	104,524
54,831	Government National Mortgage Association I, 4.000%, 8/15/43	61,658
4,164	Government National Mortgage Association I, 4.000%, 3/15/44	4,582
9,463	Government National Mortgage Association I, 4.000%, 9/15/44	10,406
8,896	Government National Mortgage Association I, 4.000%, 4/15/45	9,684
17,186	Government National Mortgage Association I, 4.000%, 6/15/45	18,794
2,980	Government National Mortgage Association I, 4.500%, 9/15/33	3,344
6,294	Government National Mortgage Association I, 4.500%, 4/15/35	7,051
12,810	Government National Mortgage Association I, 4.500%, 1/15/40	14,553
34,587	Government National Mortgage Association I, 4.500%, 3/15/40	38,808

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
7,147	Government National Mortgage Association I, 4.500%, 9/15/40	$ 8,079
9,765	Government National Mortgage Association I, 4.500%, 7/15/41	10,944
2,618	Government National Mortgage Association I, 5.000%, 4/15/35	3,033
2,280	Government National Mortgage Association I, 5.500%, 1/15/34	2,606
2,871	Government National Mortgage Association I, 5.500%, 4/15/34	3,248
898	Government National Mortgage Association I, 5.500%, 7/15/34	1,026
3,824	Government National Mortgage Association I, 5.500%, 6/15/35	4,204
367	Government National Mortgage Association I, 6.000%, 2/15/33	420
615	Government National Mortgage Association I, 6.000%, 3/15/33	715
550	Government National Mortgage Association I, 6.000%, 3/15/33	606
820	Government National Mortgage Association I, 6.000%, 6/15/33	936
819	Government National Mortgage Association I, 6.000%, 7/15/33	931
747	Government National Mortgage Association I, 6.000%, 7/15/33	834
582	Government National Mortgage Association I, 6.000%, 9/15/33	641
140	Government National Mortgage Association I, 6.000%, 9/15/33	154
778	Government National Mortgage Association I, 6.000%, 10/15/33	868
256	Government National Mortgage Association I, 6.500%, 3/15/29	281
884	Government National Mortgage Association I, 6.500%, 1/15/30	970
177	Government National Mortgage Association I, 6.500%, 2/15/32	202
186	Government National Mortgage Association I, 6.500%, 3/15/32	214
319	Government National Mortgage Association I, 6.500%, 11/15/32	369
33	Government National Mortgage Association I, 7.000%, 3/15/31	33
5,433	Government National Mortgage Association II, 3.500%, 4/20/45	5,789
8,716	Government National Mortgage Association II, 3.500%, 4/20/45	9,265
10,746	Government National Mortgage Association II, 3.500%, 3/20/46	11,539
16,293	Government National Mortgage Association II, 4.000%, 9/20/44	17,649
22,216	Government National Mortgage Association II, 4.000%, 10/20/46	23,901
20,269	Government National Mortgage Association II, 4.000%, 1/20/47	21,617
12,830	Government National Mortgage Association II, 4.000%, 2/20/48	14,019
16,641	Government National Mortgage Association II, 4.000%, 4/20/48	18,190
5,559	Government National Mortgage Association II, 4.500%, 9/20/41	6,157
14,902	Government National Mortgage Association II, 4.500%, 9/20/44	16,052
6,515	Government National Mortgage Association II, 4.500%, 10/20/44	7,171
13,918	Government National Mortgage Association II, 4.500%, 11/20/44	15,311
1,709	Government National Mortgage Association II, 5.500%, 3/20/34	1,968
2,800	Government National Mortgage Association II, 6.000%, 11/20/33	3,225
1,970,000(f)	U.S. Treasury Bills, 1/4/22	1,970,002
1,500,000(f)	U.S. Treasury Bills, 1/6/22	1,500,000
2,128,000(f)	U.S. Treasury Bills, 1/11/22	2,127,998
3,000,000(f)	U.S. Treasury Bills, 1/20/22	2,999,982
561,500	U.S. Treasury Bonds, 3.000%, 2/15/49	693,123
429,467	U.S. Treasury Inflation Indexed Bonds, 0.125%, 1/15/31	481,044
266,481	U.S. Treasury Inflation Indexed Bonds, 0.250%, 2/15/50	322,681
975,000	U.S. Treasury Notes, 0.125%, 10/31/22	973,362
1,309,300	U.S. Treasury Notes, 0.250%, 9/30/23	1,300,196
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $22,404,556)	$22,495,792

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
SHORT TERM INVESTMENTS — 3.3% of Net Assets
Open-End Mutual Funds — 3.3%
1,491,453	Dreyfus Government Cash Management, Institutional Shares, 0.03%(j)	$ 1,491,453
$ 1,491,453
TOTAL SHORT TERM INVESTMENTS
	(Cost $1,491,453)	$ 1,491,453

Number of				Strike	Expiration
Contracts	Description	Counterparty	Notional	Price	Date
OVER THE COUNTER (OTC) CALL OPTION PURCHASED — 0.0%†
3,182^(k)	Desarrolladora Homex	Bank of New York	MXN —	MXN 0.01(l)	10/23/22	$ —
	SAB de CV	Mellon Corp.
3,182^(m)	Desarrolladora Homex	Bank of New York	MXN —	MXN 0.01(l)	10/23/22	—
	SAB de CV	Mellon Corp.
TOTAL OVER THE COUNTER (OTC) CALL OPTION PURCHASED
	(Premiums paid $ 0)					$ —
OVER THE COUNTER (OTC) CURRENCY PUT OPTION PURCHASED — 0.0%†
400,000	Put EUR Call USD	Bank of America NA	EUR 3,554	EUR 1.15	2/15/22	$ 6,135
375,000	Put EUR Call USD	Bank of America NA	EUR 5,763	EUR 1.15	10/19/22	8,171
390,000	Put EUR Call USD	Goldman Sachs & Co.	EUR 2,639	EUR 1.13	2/14/22	1,859
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT OPTION PURCHASED
	(Premiums paid $ 11,956)					$ 16,165
TOTAL OPTIONS PURCHASED
	(Premiums paid $ 11,956)					$ 16,165
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 114.7%
	(Cost $51,182,174)					$51,255,067

Change
in Net
				Net	Unrealized
			Dividend	Realized	Appreciation
Shares			Income	Gain (Loss)	(Depreciation)
AFFILIATED ISSUER — 1.8%
CLOSED-END MUTUAL FUNDS — 1.8% of Net Assets
99,051(n)	Pioneer ILS Interval Fund		$16,262	$—	$(25,360)	$ 815,189
TOTAL CLOSED-END MUTUAL FUNDS
	(Cost $1,014,650)					$ 815,189
TOTAL INVESTMENTS IN AFFILIATED ISSUER — 1.8%
	(Cost $1,014,650)					$ 815,189
Number of				Strike	Expiration
Contracts	Description	Counterparty	Notional	Price	Date
OVER THE COUNTER (OTC) CURRENCY CALL OPTION WRITTEN — (0.0%)
400,000	Call EUR Put USD	Bank of America NA	EUR 3,554	EUR 1.21	2/15/22	$ (17)
375,000	Call EUR Put USD	Bank of America NA	EUR 5,763	EUR 1.20	10/19/22	(2,042)
390,000	Call EUR Put USD	Goldman Sachs & Co.	EUR 2,639	EUR 1.16	2/14/22	(595)
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL OPTION WRITTEN
	(Premiums paid $ (11,956))					$ (2,654)
TOTAL OPTIONS WRITTEN
	(Premiums received $ (11,956))					$ (2,654)
	OTHER ASSETS AND LIABILITIES — (16.5%)					$ (7,388,534)
	NET ASSETS — 100.0%					$44,679,068

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Schedule of Investments 12/31/21 (continued)

(TBA)	“To Be Announced” Securities
BADLARPP	Argentine Deposit Rate Badlar Private Banks 30 – 35 Days
bps	Basis Points
CMT	Constant Maturity Treasury Index
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits
SOFR30A	Secured Overnight Financing Rate 30 Day Average
SOFRRATE	Secured Overnight Financing Rate
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2021, the value of these securities amounted to $18,806,539, or 42.1% of net assets.
*	Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2021.
†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than prices supplied by independent pricing services broker-dealers). See Notes to Financial Statements — Note 1A.
#	Securities are restricted as to resale.
(a)	Floating rate note. Coupon rate, reference index and spread shown at December 31, 2021.
(b)	Non-income producing security.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2021.
(d)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at December 31, 2021.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(i)	Issued as preference shares.
(j)	Rate periodically changes. Rate disclosed is the 7-day yield at December 31, 2021.
(k)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 12.5 Billion.
(l)	Strike price is 1 Mexican Peso (MXN).
(m)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 14.5 Billion.
(n)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).

Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2018	6/26/2018	$7,640	$ —
Lorenz Re 2019	7/10/2019	6,472	675
Total Restricted Securities			$675
% of Net assets			0.0%†

† Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
NOK	1,850,000	EUR	182,354	Bank of America NA	1/10/22	$ 2,381
USD	9,622	KZT	4,200,000	Bank of America NA	1/28/22	91
PLN	900,000	USD	218,363	Bank of New York Mellon Corp.	2/24/22	4,114
CZK	4,820,000	EUR	189,168	Citibank N.A.	1/10/22	4,982
EGP	800,000	USD	49,625	Citibank N.A.	2/24/22	646
GHS	710,000	USD	110,557	Citibank N.A.	2/28/22	1,598
KRW	258,250,000	USD	216,484	Citibank N.A.	3/3/22	349
PEN	740,000	USD	184,066	Citibank N.A.	2/24/22	825
PLN	1,240,000	EUR	264,901	Citibank N.A.	2/23/22	4,632
SEK	2,365,000	USD	275,450	Citibank N.A.	1/28/22	(13,669)
SEK	2,140,000	EUR	209,063	Citibank N.A.	3/3/22	(1,376)
USD	805,771	EUR	710,000	Citibank N.A.	3/21/22	(3,925)
USD	40,064	ZAR	650,000	Citibank N.A.	3/25/22	(236)
AUD	597,000	USD	437,065	Goldman Sachs International	2/24/22	(2,660)
SGD	300,000	USD	219,226	Goldman Sachs International	3/3/22	3,313
USD	107,903	GHS	710,000	Goldman Sachs International	2/28/22	(4,253)
IDR	5,050,000,000	USD	349,723	HSBC Bank USA NA	2/28/22	3,079
IDR	100,000,000	USD	6,902	HSBC Bank USA NA	3/24/22	65
INR	16,400,000	USD	216,738	HSBC Bank USA NA	1/28/22	2,748
NOK	395,000	EUR	39,610	HSBC Bank USA NA	1/10/22	(261)
NOK	1,815,000	USD	214,068	HSBC Bank USA NA	2/4/22	(8,101)
SEK	240,000	EUR	23,452	HSBC Bank USA NA	1/28/22	(149)
USD	350,914	IDR	5,050,000,000	HSBC Bank USA NA	2/28/22	(1,888)
USD	348,588	IDR	5,050,000,000	HSBC Bank USA NA	3/24/22	(3,261)
USD	39,630	ZAR	650,000	HSBC Bank USA NA	3/25/22	(669)
EUR	805,000	USD	936,657	JP Morgan Chase Bank NA	1/27/22	(19,669)
USD	135,031	ZAR	2,195,000	JP Morgan Chase Bank NA	3/25/22	(1,058)
USD	109,660	EUR	95,000	State Street Bank & Trust Co.	1/27/22	1,444
USD	380,771	MXN	7,800,000	State Street Bank & Trust Co.	1/28/22	1,615
USD	741,933	EUR	653,000	State Street Bank & Trust Co.	2/24/22	(2,328)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ (31,621)

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

					Unrealized
Number of		Expiration	Notional	Market	Appreciation
Contracts Long	Description	Date	Amount	Value	(Depreciation)
2	U.S. 2 Year Note (CBT)	3/31/22	$ 436,708	$ 436,344	$ (364)
8	U.S. 10 Year Note (CBT)	3/22/22	1,038,942	1,043,750	4,808
8	U.S. Ultra Bond (CBT)	3/22/22	1,540,865	1,577,000	36,135
			$3,016,515	$3,057,094	$ 40,579

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/21 (continued)

					Unrealized
Number of		Expiration	Notional	Market	Appreciation
Contracts Short	Description	Date	Amount	Value	(Depreciation)
25	Euro-Bund	3/8/22	$(4,944,899)	$(4,877,619)	$ 67,280
5	U.S. 5 Year Note (CBT)	3/31/22	(602,371)	(604,883)	(2,512)
5	U.S. 10 Year Ultra Bond (CBT)	3/22/22	(725,175)	(732,187)	(7,012)
2	U.S. Long Bond (CBT)	3/22/22	(315,057)	(320,875)	(5,818)
			$(6,587,502)	$(6,535,564)	$ 51,938
TOTAL FUTURES CONTRACTS			$(3,570,987)	$(3,478,470)	$ 92,517

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION
Notional		Pay/	Annual	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Reference Obligation/Index	Receive(2)	Fixed Rate	Date	(Received)	(Depreciation)	Value
940,000	Markit CDX North America	Receive	5.00%	12/20/26	$(84,104)	$ (3,238)	$(87,342)
	High Yield Series 37
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION					$(84,104)	$ (3,238)	$(87,342)

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION
						Premiums
Notional		Reference	Pay/	Annual	Expiration	Paid/	Unrealized	Market
Amount ($)(1)	Counterparty	Obligation/Index	Receive(2)	Fixed Rate	Date	(Received)	Appreciation	Value
25,000	JP Morgan Chase	Delta Air Lines, Inc.	Receive	5.00%	12/20/26	$ 2,640	$ 528	$ 3,168
	Bank NA
70,000	JP Morgan Chase	United Airlines	Receive	5.00%	12/20/25	(2,533)	6,369	3,836
	Bank NA	Holdings, Inc.
15,000	JP Morgan Chase	United Airlines	Receive	5.00%	12/20/25	(577)	1,399	822
	Bank NA	Holdings, Inc.
25,000	JP Morgan Chase	United Airlines	Receive	5.00%	12/20/25	(931)	2,301	1,370
	Bank NA	Holdings, Inc.
45,000	JP Morgan Chase	United Airlines	Receive	5.00%	12/20/25	(1,891)	4,357	2,466
	Bank NA	Holdings, Inc.
25,000	JP Morgan Chase	United Airlines	Receive	5.00%	12/20/25	(1,261)	2,631	1,370
	Bank NA	Holdings, Inc.
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION						$(4,553)	$17,585	$ 13,032

OVER THE COUNTER (OTC) TOTAL RETURN SWAP CONTRACT – SELL PROTECTION
Notional		Reference	Pay/	Annual	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Counterparty	Obligation/Index	Receive(2)	Fixed Rate	Date	Paid	Appreciation	Value
2,880,000	JP Morgan Chase	China Government	Receive	3.27%	11/19/30	$ 443,265	$ 11,773	$ 455,038
	Bank NA	Bond
TOTAL OVER THE COUNTER (OTC) TOTAL RETURN SWAP CONTRACT – SELL PROTECTION						$ 443,265	$ 11,773	$ 455,038
TOTAL SWAP CONTRACTS						$ 354,608	$ 26,120	$ 380,728

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
ARS	—	Argentina Peso
AUD	—	Australia Dollar
CZK	—	Czech Republic Koruna
EGP	—	Egypt Pound
EUR	—	Euro
GHS	—	Cedi
IDR	—	Indonesia Rupiah
INR	—	Indian Rupee
KRW	—	Korean Won
KZT	—	Kazakhstan Tenge
MXN	—	Mexico Peso
NOK	—	Norway Krone
PEN	—	Peru Nuevo Sol
PLN	—	Poland Zloty
SEK	—	Sweden Krona
SGD	—	Singapore Dollar
USD	—	United States Dollar
ZAR	—	South Africa Rand

Purchases and sales of securities (excluding short term investments) for the year ended December 31, 2021 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$16,883,706	$12,608,569
Other Long-Term Securities	$ 4,981,668	$12,396,356

The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Adviser serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2021, the Portfolio engaged in sales of $134,665 which resulted in a net realized gain/(loss) of $36,630. During the year ended December 31, 2021, the Fund did not engage in any purchases.

At December 31, 2021, the net unrealized depreciation on investments based on cost for federal tax purposes of $52,640,263 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 1,087,848
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,218,885)
Net unrealized depreciation	$ (131,037)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 –	significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/21 (continued)

The following is a summary of the inputs used as of December 31, 2021, in valuing the Portfolio’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 490,631	$ —	$ 490,631
Common Stocks	4,086	—	—	4,086
Asset Backed Securities	—	1,811,462	—	1,811,462
Collateralized Mortgage Obligations	—	4,677,227	—	4,677,227
Commercial Mortgage-Backed Securities	—	3,627,699	—	3,627,699
Convertible Corporate Bonds	—	385,836	—	385,836
Corporate Bonds	—	13,698,393	—	13,698,393
Convertible Preferred Stock	851,093	—	—	851,093
Warrants	—	—	1,120	1,120
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil – Worldwide	—	—	675	675
Foreign Government Bonds	—	1,703,435	—	1,703,435
Open-End Mutual Funds	1,491,453	—	—	1,491,453
U.S. Government and Agency Obligations	—	22,495,792	—	22,495,792
Over The Counter (OTC) Currency Put Option Purchased	—	16,165	—	16,165
Over The Counter (OTC) Call Option Purchased	—	—*	—	—*
Affiliated Closed-End Mutual Funds	—	815,189	—	815,189
Total Investments in Securities	$2,346,632	$ 49,721,829	$1,795	$ 52,070,256

Other Financial Instruments
Net unrealized depreciation on forward foreign currency exchange contracts	$ —	$ (31,621)	$ —	$ (31,621)
Net unrealized appreciation on future contracts	92,517	—	—	92,517
Swap contracts, at value	—	380,728	—	380,728
Over The Counter (OTC) Currency Call Option Written	—	(2,654)	—	(2,654)
Total Other Financial Instruments	$ 92,517	$ 346,453	$ —	$ 438,970

* Securities valued at $0.

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
	Securities	Warrants	Total
Balance as of 12/31/20	$ 1,832	$ —	$ 1,832
Realized gain (loss)(1)	—	—	—
Changed in unrealized appreciation (depreciation)(2)	624	1,120	1,744
Accrued discounts/premiums	(1,781)	—	(1,781)
Purchases	—	—	—
Sales	—	—	—
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 12/31/21	$ 675	$ 1,120	$ 1,795

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the year ended December 31, 2021, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at December 31, 2021: $1,744

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 12/31/21

ASSETS:
Investments in unaffiliated issuers, at value (cost $51,182,174)	$51,255,067
Investments in affiliated issuers, at value (cost $1,014,650)	815,189
Cash	104,209
Foreign currencies, at value (cost $43,054)	35,478
Swaps collateral	131,720
Due from broker for futures	400,674
Swap contracts, at value (net premiums paid $354,608)	380,728
Variation margin for futures contracts	10,289
Receivables —
Investment securities sold	1,678,591
Portfolio shares sold	6,186
Interest	238,759
Due from the Adviser	1,780
Total assets	$55,058,670
LIABILITIES:
Payables —
Investment securities purchased	$10,253,675
Portfolio shares repurchased	4,070
Trustees’ fees	164
Variation margin for centrally cleared swap contracts	846
Written options outstanding (net premiums received $11,956)	2,654
Net unrealized depreciation on forward foreign currency exchange contracts	31,621
Reserve for repatriation taxes	3,852
Due to affiliates	9,620
Accrued expenses	73,100
Total liabilities	$10,379,602
NET ASSETS:
Paid-in capital	$43,438,688
Distributable earnings	1,240,380
Net assets	$44,679,068

NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $5,912,563/566,077 shares)	$ 10.44
Class ll (based on $38,766,505/3,718,260 shares)	$ 10.43

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations

FOR THE YEAR ENDED 12/31/21
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $4,852)	$ 1,457,107
Dividends from unaffiliated issuers	46,679
Dividends from affiliated issuers	16,262
Total Investment Income		$ 1,520,048
EXPENSES:
Management fees	$ 290,180
Administrative expenses	61,383
Distribution fees
Class ll	95,520
Custodian fees	49,578
Professional fees	64,135
Printing expense	27,578
Pricing fees	37,699
Trustees' fees	7,799
Insurance expense	137
Miscellaneous	1,273
Total expenses		$ 635,282
Less fees waived and expenses reimbursed by the Adviser		(204,687)
Net expenses		$ 430,595
Net investment income		$ 1,089,453
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 917,587
Forward foreign currency exchange contracts	70,098
Futures contracts	(15,693)
Swap contracts	541,132
Other assets and liabilities denominated in foreign currencies	4,399	$ 1,517,523
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $(1,949))	$(1,606,745)
Investments in affiliated issuers	(25,360)
Forward foreign currency exchange contracts	(159,997)
Futures contracts	123,350
Swap contracts	(173,258)
Written options	17,473
Unfunded loan commitments	(219)
Other assets and liabilities denominated in foreign currencies	(7,748)	$(1,832,504)
Net realized and unrealized gain (loss) on investments		$ (314,981)
Net increase in net assets resulting from operations		$ 774,472

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/21	12/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 1,089,453	$ 1,307,041
Net realized gain (loss) on investments	1,517,523	617,577
Change in net unrealized appreciation (depreciation) on investments	(1,832,504)	796,001
Net increase in net assets resulting from operations	$ 774,472	$ 2,720,619
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($0.45 and $0.39 per share, respectively)	$ (273,606)	$ (221,198)
Class ll ($0.42 and $0.36 per share, respectively)	(1,525,635)	(1,278,984)
Total distributions to shareowners	$ (1,799,241)	$ (1,500,182)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 10,583,986	$ 15,191,829
Reinvestment of distributions	1,796,676	1,500,182
Cost of shares repurchased	(11,486,467)	(15,711,900)
Net increase in net assets resulting from Portfolio share transactions	$ 894,195	$ 980,111
Net increase (decease) in net assets	$ (130,574)	$ 2,200,548
NET ASSETS:
Beginning of year	$ 44,809,642	$ 42,609,094
End of year	$ 44,679,068	$ 44,809,642

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/21	12/31/20	12/31/20
	Shares	Amount	Shares	Amount
Class l
Shares sold	60,649	$ 637,287	89,934	$ 931,452
Reinvestment of distributions	25,937	273,126	21,812	221,198
Less shares repurchased	(133,505)	(1,400,037)	(76,209)	(769,467)
Net increase/(decrease)	(46,919)	$ (489,624)	35,537	$ 383,183
Class ll
Shares sold	945,668	$ 9,946,699	1,404,551	$ 14,260,377
Reinvestment of distributions	144,957	1,523,550	126,398	1,278,984
Less shares repurchased	(957,584)	(10,086,430)	(1,502,700)	(14,942,433)
Net increase	133,041	$ 1,383,819	28,249	$ 596,928

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class I
Net asset value, beginning of period	$10.69	$10.32	$ 9.71	$ 10.28	$ 10.16
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.28	0.34	0.34	0.34	0.35
Net realized and unrealized gain (loss) on investments	(0.08)	0.42	0.61	(0.52)	0.15
Net increase (decrease) from investment operations	$ 0.20	$ 0.76	$ 0.95	$ (0.18)	$ 0.50
Distributions to shareowners:
Net investment income	(0.35)	(0.36)	(0.34)	(0.28)	(0.37)
Net realized gain	(0.10)	(0.03)	—	(0.07)	(0.01)
Tax return of capital	—	—	—	(0.04)	—
Total distributions	$ (0.45)	$ (0.39)	$ (0.34)	$ (0.39)	$ (0.38)
Net increase (decrease) in net asset value	$ (0.25)	$ 0.37	$ 0.61	$ (0.57)	$ 0.12
Net asset value, end of period	$10.44	$10.69	$ 10.32	$ 9.71	$ 10.28
Total return(b)	1.89%	7.63%	9.89%	(1.78)%	4.99%(c)
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	2.66%	3.38%	3.38%	3.41%	3.43%
Portfolio turnover rate	65%	62%	62%	37%	48%
Net assets, end of period (in thousands)	$5,913	$6,552	$ 5,962	$10,296	$10,886
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.21%	1.31%	1.33%	1.32%	1.18%
Net investment income (loss) to average net assets	2.20%	2.82%	2.80%	2.84%	3.00%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 4.94%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Class II
Net asset value, beginning of period	$ 10.67	$ 10.30	$ 9.70	$ 10.26	$ 10.14
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.25	0.32	0.32	0.31	0.33
Net realized and unrealized gain (loss) on investments	(0.07)	0.41	0.59	(0.50)	0.14
Net increase (decrease) from investment operations	$ 0.18	$ 0.73	$ 0.91	$ (0.19)	$ 0.47
Distributions to shareowners:
Net investment income	(0.32)	(0.33)	(0.31)	(0.26)	(0.34)
Net realized gain	(0.10)	(0.03)	—	(0.07)	(0.01)
Tax return of capital	—	—	—	(0.04)	—
Total distributions	$ (0.42)	$ (0.36)	$ (0.31)	$ (0.37)	$ (0.35)
Net increase (decrease) in net asset value	$ (0.24)	$ 0.37	$ 0.60	$ (0.56)	$ 0.12
Net asset value, end of period	$ 10.43	$ 10.67	$ 10.30	$ 9.70	$ 10.26
Total return(b)	1.73%	7.37%	9.52%	(1.93)%	4.74%
Ratio of net expenses to average net assets	1.00%	0.99%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	2.40%	3.11%	3.16%	3.16%	3.18%
Portfolio turnover rate	65%	62%	62%	37%	48%
Net assets, end of period (in thousands)	$38,767	$38,258	$36,647	$32,664	$35,585
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.46%	1.55%	1.59%	1.57%	1.43%
Net investment income (loss) to average net assets	1.95%	2.55%	2.57%	2.59%	2.75%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Notes to Financial Statements 12/31/21

1. Organization and Significant Accounting Policies

Pioneer Strategic Income VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser serves as the Portfolio’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Portfolio's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Equity securities which may include restricted securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities which may include restricted securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities which may include restricted securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

At December 31, 2021, four securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry broker valuation model) representing 0.1% of net assets. The value of these fair valued securities was $31,345.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/21 (continued)

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2021, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

In addition to meeting the requirements of the Internal Revenue Code, the Portfolio may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2021, the Portfolio paid no such taxes.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020, were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$1,375,479	$1,440,804
Long-term capital gain	423,762	59,378
Total distributions	$1,799,241	$1,500,182

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2021:

2021
Distributable earnings/(losses):
Undistributed long-term capital gain	$1,137,201
Undistributed ordinary income	234,216
Net unrealized depreciation	(131,037)
Total	$1,240,380

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E. Portfolio Shares and Class Allocations

The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.

Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Risks

The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio. The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Portfolio's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/21 (continued)

regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of —LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.

G. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at December 31, 2021 are listed in the Schedule of Investments.

H. Insurance-Linked Securities (“ILS”)

The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

I. Purchased Options

The Portfolio may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Portfolio to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Portfolio is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Portfolio’s Statement of Operations. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

The average market value of purchased options contracts open during the year ended December 31, 2021, was $4,818. Open purchased options at December 31, 2021, are listed in the Schedule of Investments.

J. Option Writing

The Portfolio may write put and covered call options to seek to increase total return. When an option is written, the Portfolio receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/21 (continued)

a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average market value of written options for the year ended December 31, 2021, was $(6,147). Open written options contracts at December 31, 2021, are listed in the Schedule of Investments.

K. Forward Foreign Currency Exchange Contracts

The Portfolio may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

During the year ended December 31, 2021, the Portfolio had entered into various forward foreign currency exchange contracts that obligated the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Portfolio may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the year ended December 31, 2021, was $2,132,826. Open forward foreign currency exchange contracts outstanding at December 31, 2021, are listed in the Schedule of Investments.

L. Futures Contracts

The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2021, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the year ended December 31, 2021, was $(4,388,842). Open futures contracts outstanding at December 31, 2021, are listed in the Schedule of Investments.

M. Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2021, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the year ended December 31, 2021, was $919,289. Open credit default swap contracts at December 31, 2021, are listed in the Schedule of Investment.

2. Management Agreement

The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the year ended December 31, 2021, the effective management fee (excluding waivers and/or assumption of acquired fund fees and expenses) was equivalent to 0.65% of the Portfolio’s average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the year ended December 31, 2021, the Adviser waived $14,482 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as a fee waiver.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.75% and 1.00%, of the average daily net assets attributable to Class I and Class II shares, respectively. These expense limitations are in effect through May 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended December 31, 2021, are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $2,329 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2021.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/21 (continued)

3. Compensation of Trustees and Officers

The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the year ended December 31, 2021, the Portfolio paid $7,799 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At December 31, 2021, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $164.

4. Transfer Agent

For the period from January 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Portfolio at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.

5. Distribution Plan

The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $7,291 in distribution fees payable to the Distributor at December 31, 2021.

6. Master Netting Agreements

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio's under the applicable transactions, if any. However, the Portfolio's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, Portfolio have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of December 31, 2021.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash		Net Amount of
	Master Netting	Available	Collateral	Cash Collateral	Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$ 16,778	$ (2,059)	$ —	$ —	$ 14,719
Bank of New York Mellon Corp.	4,114	—	—	—	4,114
Citibank N.A.	13,032	(13,032)	—	—	—
Goldman Sachs International	5,172	(5,172)	—	—	—
HSBC Bank USA NA	5,892	(5,892)	—	—	—
JP Morgan Chase Bank NA	29,358	(20,727)	—	—	8,631
State Street Bank & Trust Co.	3,059	(2,328)	—	—	731
Total	$ 77,405	$(49,210)	$ —	$ —	$ 28,195

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash		Net Amount of
	Master Netting	Available	Collateral	Cash Collateral	Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of America NA	$ 2,059	$ (2,059)	$ —	$ —	$ —
Citibank N.A.	19,206	(13,032)	—	—	6,174
Goldman Sachs International	7,508	(5,172)	—	—	2,336
HSBC Bank USA NA	14,329	(5,892)	—	—	8,437
JP Morgan Chase Bank NA	20,727	(20,727)	—	—	—
State Street Bank & Trust Co.	2,328	(2,328)	—	—	—
Total	$66,157	$(49,210)	$ —	$ —	$ 16,947

(a)	The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may enhance or mitigate the Portfolio's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio's.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/21 (continued)

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2021, was as follows:

Statement of Assets	Interest	Credit	Foreign	Equity	Commodity
and Liabilities	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Assets
Net unrealized appreciation
on futures contracts	$92,517	$ —	$ —	$ —	$ —
Call options purchased*	—	—	16,165	—**	—
Swap contracts, at value	—	380,728	—	—	—
Total Value	$92,517	$380,728	$16,165	$ —**	$ —
Liabilities
Net unrealized depreciation
on forward foreign
currency exchange
contracts	$ —	$ —	$31,621	$ —	$ —
Call options written	—	—	2,654	—	—
Total Value	$ —	$ —	$34,275	$—	$ —

*	Reflects the market value of purchased option contracts (see Note 1I). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
**	Includes securities that are valued at $0.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2021 was as follows:

Statement of	Interest	Credit	Foreign	Equity	Commodity
Operations	Rate Risk	Risk	Exchange Rate Risk	Risk	Risk
Net Realized
Gain (Loss) on
Futures contracts	$(15,693)	$ —	$ —	$ —	$ —
Forward foreign currency
exchange contracts	—	—	70,098	—	—
Swap contracts	—	541,132	—	—	—
Total Value	$(15,693)	$ 541,132	$ 70,098	$—	$—
Net Change in
Unrealized Appreciation
(Depreciation) on
Futures contracts	$123,350	$ —	$ —	$ —	$ —
Forward foreign currency
exchange contracts	—	—	(159,997)	—	—
Options written	—	—	17,473	—	—
Swap contracts	—	(173,258)	—	—	—
Total Value	$123,350	$(173,258)	$(142,524)	$—	$—

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

8. Unfunded Loan Commitments

The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of December 31, 2021, the Portfolio had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation
Loan	Principal	Cost	Value	(Depreciation)
Project Watson	$92,400	$92,400	$92,400	$ —

9. Affiliated Issuers

An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares or any company which is under common ownership or control. At December 31, 2021, the value of the Portfolio’s investment in affiliated issuers was $815,189, which represents 1.8% of the Portfolio’s net assets.

Transactions in affiliated issuers by the Portfolio for the year ended were as follows:

			Change in	Net Realized
			Net Unrealized	Gain/(Loss)	Dividends
			Appreciation/	From	Received and	Shares
	Value at		(Depreciation)	Investments	Reinvested from	held at	Value at
Name of the	December 31,	Purchase	from Investments	in Affiliated	Investments in	December 31,	December 31,
Affiliated Issuer	2020	Costs	in Affiliated Issuers	Issuers	Affiliated Issuers	2021	2021
Pioneer ILS
Interval Fund	$824,287	$—	$(25,360)	$—	$16,262	99,051	$815,189

Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.

10. Changes in Custodian andSub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon serves as the Portfolio’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Portfolio’s shareholder servicing and transfer agent.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Strategic Income VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Strategic Income VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts

February 28, 2022

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust
Additional Information (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Portfolio’s ordinary income distributions derived from qualified interest income was 72.88%

The Portfolio designated $423,762 as long-term capital gains distributions during the year ended December 31, 2021. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Strategic Income VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between Amundi US and the Portfolio. In order for Amundi US to remain the investment adviser of the Portfolio, the Trustees of the Portfolio, including a majority of the Portfolio’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2021 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2021, July 2021 and September 2021. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.

In March 2021, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2021, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Portfolio and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed Amundi US’s investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Portfolio, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered Amundi US’s oversight of the process for transitioning custodian, transfer agent and sub-administration services to new service providers. The Trustees considered that the Portfolio reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Portfolio

In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.

The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Portfolio’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Portfolio’s Class II shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Portfolio’s Class II shares was in the fourth quintile relative to its Strategic Insight peer group. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Portfolio.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Portfolio and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management and administration agreements with the Portfolio, Amundi US performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Portfolio, including the methodology used by Amundi US in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Approval of Renewal of Investment Management Agreement (continued)

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Portfolio, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Trustees, Officers and Service Providers

The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment Portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Trustee During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Independent Trustees:
Thomas J. Perna (71)	Trustee since 2006. Serves until a	Private investor (2004 – 2008 and	Director, Broadridge Financial
Chairman of the Board	successor trustee is elected or	2013 – present); Chairman (2008 – 2013)	Solutions, Inc. (investor
and Trustee	earlier retirement or removal.	and Chief Executive Officer (2008 – 2012),	communications and securities
		Quadriserv, Inc. (technology products for	processing provider for financial
		securities lending industry); and Senior	services industry) (2009 – present);
		Executive Vice President, The Bank of New York	Director, Quadriserv, Inc. (2005 –
		(financial and securities services) (1986 – 2004)	2013); and Commissioner, New Jersey
State Civil Service Commission
(2011 – 2015)
John E. Baumgardner, Jr. (70)	Trustee since 2019. Serves until a	Of Counsel (2019 – present), Partner	Chairman, The Lakeville Journal
Trustee	successor trustee is elected or	(1983-2018), Sullivan & Cromwell LLP	Company, LLC, (privately-held
	earlier retirement or removal.	(law firm).	community newspaper group)
(2015-present)
Diane Durnin (64)	Trustee since 2019. Serves until a	Managing Director - Head of Product Strategy	None
Trustee	successor trustee is elected or	and Development, BNY Mellon Investment
	earlier retirement or removal.	Management (investment management firm)
(2012-2018); Vice Chairman – The Dreyfus
Corporation (2005 – 2018): Executive Vice
President Head of Product, BNY Mellon Investment
Management (2007-2012); Executive Director-
Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus
Corporation (investment management firm)
(2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus
Corporation (1994-2000)
Benjamin M. Friedman (77)	Trustee since 2008. Serves until a	William Joseph Maier Professor of Political	Trustee, Mellon Institutional Funds
Trustee	successor trustee is elected or	Economy, Harvard University (1972 – present)	Investment Trust and Mellon
	earlier retirement or removal.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021. Serves until a	Partner, England & Company, LLC (advisory	Board Member of Carver Bancorp, Inc.
Trustee	successor trustee is elected or	firm) (2012 – present); Group Head – Leveraged	(holding company) and Carver Federal
	earlier retirement or removal.	Finance Distribution, Oppenheimer & Company	Savings Bank, NA (2017 – present);
		(investment bank) (2006 – 2012); Group Head –	Advisory Council Member,
		Private Finance & High Yield Capital Markets	MasterShares ETF (2016 – 2017);
		Origination, SunTrust Robinson Humphrey	Advisory Council Member, The Deal
		(investment bank) (2003 – 2006); and Founder	(financial market information
		and Chief Executive Officer, HNY Associates,	publisher) (2015 – 2016); Board
		LLC (investment bank) (1996 – 2003)	Co-Chairman and Chief Executive
Officer, Danis Transportation Company
(privately-owned commercial carrier)
(2000 – 2003); Board Member and
Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000);
Board Member, Federation of
Protestant Welfare Agencies (human
services agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Trustees, Officers and Service Providers (continued)

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Trustee During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Independent Trustees: (continued)
Lorraine H. Monchak (65)	Trustee since 2017. (Advisory	Chief Investment Officer, 1199 SEIU Funds	None
Trustee	Trustee from 2014 - 2017). Serves	(healthcare workers union pension funds)
	until a successor trustee is elected	(2001 – present); Vice President – International
	or earlier retirement or removal.	Investments Group, American International
Group, Inc. (insurance company) (1993 – 2001);
Vice President – Corporate Finance and Treasury
Group, Citibank, N.A. (1980 – 1986 and
1990 – 1993); Vice President – Asset/Liability
Management Group, Federal Farm Funding
Corporation (government-sponsored issuer of debt
securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment
bank) (1987 – 1988); and Mortgage Strategies
Group, Drexel Burnham Lambert, Ltd. (investment
bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 1995. Serves until a	Chief Financial Officer, American Ag Energy, Inc.	Director of New America High Income
Trustee	successor trustee is elected or	(controlled environment and agriculture	Fund, Inc. (closed-end investment
	earlier retirement or removal.	company) (2016 – present); and President and	company) (2004 – present); and
		Chief Executive Officer, Metric Financial Inc.	Member, Board of Governors,
		(formerly known as Newbury Piret Company)	Investment Company Institute
		(investment banking firm) (1981 – 2019)	(2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014. Serves until a	Private investor (2020 – present); Consultant	None
Trustee	successor trustee is elected or	(investment company services) (2012 – 2020);
	earlier retirement or removal.	Executive Vice President, BNY Mellon (financial
and investment company services) (1969 – 2012);
Director, BNY International Financing Corp.
(financial services) (2002 – 2012); Director, Mellon
Overseas Investment Corp. (financial services)
(2009 – 2012); Director, Financial Models
(technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment
companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland (financial
services) (1999-2006); and Chairman, BNY
Alternative Investment Services, Inc. (financial
services) (2005-2007)
Interested Trustees:
Lisa M. Jones (59)*	Trustee since 2017. Serves until a	Director, CEO and President of Amundi US, Inc.	None
Trustee, President and	successor trustee is elected or	(investment management firm) (since
Chief Executive Officer	earlier retirement or removal	September 2014); Director, CEO and President
of Amundi Asset Management US, Inc. (since
September 2014); Director, CEO and President of
Amundi Distributor US, Inc. (since September 2014);
Director, CEO and President of Amundi Asset
Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc.
and Amundi Asset Management US, Inc. (September
2014 – 2018); Managing Director, Morgan Stanley
Investment Management (investment management
firm) (2010 – 2013); Director of Institutional Business,
CEO of International, Eaton Vance Management
(investment management firm) (2005 – 2010); and
Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014. Serves until a	Director and Executive Vice President (since	None
Trustee	successor trustee is elected or	2008) and Chief Investment Officer, U.S. (since
	earlier retirement or removal	2010) of Amundi US, Inc. (investment
management firm); Director and Executive Vice
President and Chief Investment Officer, U.S. of
Amundi US (since 2008); Executive Vice President
and Chief Investment Officer, U.S. of Amundi Asset
Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director
of Amundi Holdings US, Inc. (since 2017)

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Other Directorships
Name, Age and Position	Term of Office and	Principal Occupation(s) During	Held by Officer During At
Held With the Trust	Length of Service	At Least The Past Five Years	Least The Past Five Years
Fund Officers:
Christopher J. Kelley (57)	Since 2003. Serves at the	Vice President and Associate General Counsel	None
Secretary and	discretion of the Board	of Amundi US since January 2008; Secretary and
Chief Legal Officer		Chief Legal Officer of all of the Pioneer Funds
since June 2010; Assistant Secretary of all of
the Pioneer Funds from September 2003 to
May 2010; and Vice President and Senior Counsel
of Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at the	Assistant General Counsel of Amundi US since	None
Assistant Secretary	discretion of the Board	May 2013 and Assistant Secretary of all the
Pioneer Funds since June 2010; and Counsel of
Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at the	Senior Vice President – Fund Treasury of Amundi	None
Treasurer and Chief Financial	discretion of the Board	US; Treasurer of all of the Pioneer Funds since
and Accounting Officer		May 2021; Assistant Treasurer of all of the Pioneer
Funds from January 2021 to May 2021; and Chief
of Staff, US Investment Management of Amundi
US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2000. Serves at the	Director – Fund Treasury of Amundi US since	None
Assistant Treasurer	discretion of the Board	1999; and Assistant Treasurer of all of the
Pioneer Funds since 1999
Gary Sullivan (63)	Since 2002. Serves at the	Senior Manager – Fund Treasury of Amundi US	None
Assistant Treasurer	discretion of the Board	since 2012; and Assistant Treasurer of all of the
Pioneer Funds since 2002
Antonio Furtado (39)	Since 2020. Serves at the	Fund Oversight Manager – Fund Treasury of	None
Assistant Treasurer	discretion of the Board	Amundi US since 2020; Assistant Treasurer of all
of the Pioneer Funds since 2020; and Senior Fund
Treasury Analyst from 2012 - 2020
Michael Melnick (50)	Since 2021. Serves at the	Vice President - Deputy Fund Treasurer of	None
Assistant Treasurer	discretion of the Board	Amundi US since May 2021; Assistant Treasurer
of all of the Pioneer Funds since July 2021;
Director of Regulatory Reporting of Amundi US
from 2001 – 2021; and Director of Tax of
Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at the	Managing Director, Chief Compliance Officer of	None
Chief Compliance Officer	discretion of the Board	Amundi US Asset Management; Amundi Asset
Management US, Inc.; and the Pioneer Funds
since September 2018; and Chief Compliance
Officer of Amundi Distributor US, Inc. since
January 2014.
Kelly O’Donnell (50)	Since 2006. Serves at the	Vice President – Amundi Asset Management;	None
Anti-Money Laundering	discretion of the Board	and Anti-Money Laundering Officer of all the
Officer		Pioneer Funds since 2006

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Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

20364-15-0222

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $257,400 payable to Ernst & Young LLP for the year ended December 31, 2021 and $257,400 for the year ended December 31, 2020.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2021 or 2020.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $65,508 and $65,508 during the fiscal years ended December 31, 2021 and 2020, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2021 or 2020.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31, 2021 and 2020, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $65,508 and $65,508 during the fiscal years ended December 31, 2021 and 2020, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Variable Contracts Trust

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date March 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date March 8, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date March 8, 2022

* Print the name and title of each signing officer under his or her signature.